ANNUAL REPORT


DECEMBER 31, 2000

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST


[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

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FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST ANNUAL REPORT
TABLE OF CONTENTS

Letter to Contract Owners  ..............................       2
A Word About Risk .......................................       4
Important Notes to Performance Information ..............       5
Fund Summaries
 Franklin Global Communications Securities Fund .........   FGC-1
 Franklin Global Health Care Securities Fund  ...........   FGH-1
  Prospectus Supplement .................................   FGH-5
 Franklin Growth and Income Securities Fund .............   FGI-1
 Franklin High Income Fund ..............................    FH-1
 Franklin Income Securities Fund ........................    FI-1
 Franklin Large Cap Growth Securities Fund ..............    FL-1
 Franklin Natural Resources Securities Fund  ............    FN-1
 Franklin Real Estate Fund ..............................   FRE-1
 Franklin Rising Dividends Securities Fund ..............   FRD-1
 Franklin Small Cap Fund  ...............................    FS-1
 Franklin Technology Securities Fund ....................    FT-1
 Franklin U.S. Government Fund ..........................   FUS-1
 Franklin Value Securities Fund .........................    FV-1
 Mutual Discovery Securities Fund  ......................    MD-1
 Mutual Shares Securities Fund ..........................    MS-1
 Templeton Asset Strategy Fund ..........................    TA-1
  Prospectus Supplement .................................    TA-6
 Templeton Developing Markets Securities Fund ...........    TD-1
 Templeton Global Income Securities Fund  ...............   TGI-1
  Prospectus Supplement .................................   TGI-5
 Templeton Growth Securities Fund  ......................    TG-1
  Prospectus Supplement .................................    TG-6
 Templeton International Securities Fund ................    TI-1
 Templeton International Smaller Companies Fund .........   TIS-1
  Prospectus Supplement .................................   TIS-5
 Templeton Pacific Growth Securities Fund  ..............    TP-1
  Prospectus Supplement   ...............................    TP-4
Index Definitions  ......................................     I-1

MASTER CLASS 2

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (VIP) currently consists of 28 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.
PAGE

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2000. The year 2000 was the fastest for global economic expansion since 1984; however, the pace slackened considerably in the second half of the year. By the end of the period, investors appeared concerned about how far the global economy might slide. The U.S. technology and telecommunications-dominated "new economy" lost steam in the first quarter, leading to a pronounced rotation from growth stocks into more value-oriented sectors. After considerable volatility, the domestic and international stock markets generally ended the year in negative territory. The technology-heavy Nasdaq Composite Index tumbled 38.83% to 2471, while the broader-based Standard & Poor's 500(R) (S&P 500(R)) Composite Index fell 9.11% to 1320. However, value stocks overall posted positive returns, as measured by the S&P Barra Value Index, which returned 5.15% for the year.(1)

In the first and second quarters of the year, the U.S. gross domestic product's (GDP's) annualized 4.8% and 5.6% growth rates contributed to inflationary fears. In an effort to moderate economic growth to more sustainable levels, the Federal Reserve Board (the Fed) raised the Fed funds target rate from 5.5% to 6.5%. In the third quarter, the GDP's dramatic deceleration to an annualized 2.2% growth rate, combined with data pointing to declining retail sales, manufacturing output and consumer confidence, confirmed that the economy had in fact slowed. These factors, in addition to earnings warnings from many high-profile companies, prompted Fed policy makers to change their outlook for the first time in two years. In December, despite the tight labor market, characterized by unemployment hovering near 30-year lows, and only moderate inflation (with the exception of higher energy prices), the Fed signaled that recession, rather than inflation, posed the greatest risk to U.S. economic expansion. In fact, by the end of the year, fourth quarter GDP growth dropped further, to a 1.4% annualized rate.

In the euro region (the 11 countries making up the European Monetary Union or EMU), economic growth also slowed in the third quarter primarily due to higher oil costs and inflation, which rose to its highest level in seven years in November. The European Central Bank raised interest rates six times during the reporting period in an effort to buttress the euro and hold back inflation. Oil prices climbed to over $36 a barrel before easing down to about $23 at the period's end. Declining crude oil

(1) Source: Standard and Poor's Micropal. The S&P/Barra Value Index, constructed by Standard & Poor's and Barra Inc., contains companies with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500 index. The S&P/Barra Value Index is a total return, capitalization-weighted index and is rebalanced semiannually. For an index description, please see the Index Definitions following the Fund Summaries.

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prices and the strengthening euro contributed to a more encouraging inflationary outlook for the region by the period's end. In Latin America, many countries displayed improved fundamentals, as witnessed by industrial production, import and export increases in Mexico and an advantageous debt swap for Brazil. In Asia, most countries continued economic recovery as well. For example, China is expected to post a budget surplus for the first time since 1985 and deliver 8.2% growth for the year under review. Japan, however, did not live up to expectations and suffered from lackluster economic growth and renewed doubts about its banking system.

Bonds enjoyed generally positive returns in the U.S., with rising prices, as the 10-year Treasury note yield fell from 6.44% at the beginning of the period to 5.11% at the end. The U.S. Treasury yield curve became inverted during the reporting period, with shorter-term bonds offering higher yields than longer-term bonds. Short-term rates moved upward in tandem with the federal funds target rate hikes, while longer-term rates moved downward due to the U.S. Treasury's 30-year buyback program. In local currency terms, global government bonds ended the period up as well, although the strong U.S. dollar lowered the returns in U.S.-dollar terms. High yield corporate bonds proved to be the exception to the overall upward trend in the fixed-income universe. The high yield asset class came under pressure as price erosion and U.S. equity market volatility contributed to investor risk aversion and concerns regarding the sustainability of corporate earnings.

At year-end, Fed Chairman Alan Greenspan continued to carefully monitor the economy, seeking to avoid the perils of inflation and recession. Despite evidence that the economy has reached and may continue to follow a more sustainable growth rate, the tight labor market and higher energy costs indicated that inflationary fears could still become a problem. On the other hand, concerns existed that too pronounced an economic slowdown could lead to a recession. However, investors remained hopeful the economy would strike the right balance.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

                                                                              3
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A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

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IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                                                              5
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                                  FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of companies that are primarily engaged in providing communications services and communications equipment in any nation, including the U.S. and emerging markets.
--------------------------------------------------------------------------------

The year ended December 31, 2000, was a period of significant volatility for communications stocks and equity markets in general. During this time, interest rates rose in most countries, inflation generally remained subdued and most global economies produced gains in terms of gross domestic product (GDP). However, the world's equity markets were generally weak, with the bulk of major indexes declining substantially after having already priced in the positive economic news earlier in 1999 and the first quarter of 2000. The market's growth stock segment, led by telecommunications, technology and media companies, suffered significant corrections. Communications stocks were exceptionally hard hit by a series of declines, as evidenced by the -54.35% 12-month return of the Nasdaq Telecommunications Index compared with a -38.87% return for the broader Nasdaq Composite Index.(1) Due to our relatively conservative portfolio positioning based on anticipated market weakness, the Fund compared favorably against both indexes by sidestepping some of the year's most volatile issues within the telecommunications industry.

The fallout from recent declines created a global ripple effect, encouraging many investors to become cautious about extraordinarily high price-to-earnings ratios and a string of corporate earnings warnings released by some of the "new economy's" key participants. Although "new economy" and traditional "old economy" companies (including basic materials, industrial cyclicals and conventional retailers) continued to invest in cutting-edge communications equipment and services, communications stocks fell in tandem with the tech-heavy Nasdaq despite evidence of strong earnings. We did not find this situation too surprising. Ballooning valuations often need to be reduced after sustained periods of strong performance and widespread momentum-style investing such as we saw in 2000. The telecommunications industry, which comprises most of the Fund's holdings, witnessed a particularly protracted decline since it had been

(1) Source: Standard and Poor's Micropal. The Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. For other index descriptions, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Franklin Global Communications Securities Fund as a percentage of total net assets on 12/31/00.

Americas                                    63.6%
Europe                                      12.7%
Asia & Middle East                           7.0%
Short-Term Investments & Other Net Assets   16.7%

                                                                          FGC-1
PAGE

 Top 10 Holdings
 Franklin Global Communications
 Securities Fund
 12/31/00

 Company                       % of Total
 Industry, Country             Net Assets
-----------------------------------------
   Alltel Corp.                3.1%
   Major
   Telecommunications,
   U.S.

   Vodafone Group PLC, ADR     2.7%
   Wireless
   Communications, U.K.

   Telecom Italia SpA          2.7%
   Major
   Telecommunications,
   Italy

   BellSouth Corp.             2.7%
   Major
   Telecommunications,
   U.S.

   Motorola Inc.               2.6%
   Telecommunications
   Equipment, U.S.

   Nokia Corp., ADR            2.5%
   Telecommunications
   Equipment, Finland

   Telefonica SA, ADR          2.2%
   Major
   Telecommunications,
   Spain

   Comcast Corp., A            2.2%
   Cable/Satellite TV, U.S.

   Qwest Communications
   International Inc.          2.1%
   Specialty
   Telecommunications,
   U.S.

   Citizens Communications
   Co., B                      2.1%
   Specialty
   Telecommunications,
   U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

outperforming the general market for a long time amid considerable investor enthusiasm.

It is important to remember that 2000's telecommunications stock volatility was caused, in our opinion, more by valuation concerns than by the communications industries' weakening fundamentals. Many communications stocks' prices appreciated substantially in years prior to 2000, and by our analysis were overvalued when the telecommunications sector experienced a broad sell-off beginning in March. We believe that many of the secular trends that drove the rally in such stocks over the past few years are still in place. Currently, we are seeking to take advantage of market weakness to position the Fund for potentially strong growth as conditions improve.

We generally evaluate potential investments based on each company's fundamentals and the regulatory and economic environment in which it operates. Although we want to own industry leaders, we also strive to maintain broad diversification by investing in smaller and emerging companies with new products and technologies. In addition to research on individual companies, we consider investment themes that we feel have the possibility of positively impacting the industry and individual companies. We believe that this second layer of analysis helps us position the Fund for strong growth potential.

During 2000, we believe established trends in telecommunications remained firmly in place. Demand for bandwidth was strong due to growth in Internet and other data traffic. We believe this trend will continue as the Internet becomes further ingrained in our daily lives, and as corporations strive to increase productivity by bolstering their communications networks and outsourcing many of their data-related functions. As the number of users and complexity of the information they send and retrieve increases, we believe network service companies and network equipment providers could benefit. U.K.-based Cable & Wireless, one of our larger holdings, is an example of such a company. Cable & Wireless runs a global data network carrying a significant portion of today's Internet and corporate data traffic.

As communications networks become more critical to businesses and individuals alike, controlling the "local loop" or the "last mile" of the network is becoming more valuable. Therefore, we sought investment in companies that provide local services to the end users. BellSouth and Citizens Communications, two of our top holdings, were just two examples within the portfolio at year's end.

FGC-2
PAGE

Another evolving trend is the growth of wireless communications. The number of wireless subscribers continues to grow at record rates throughout much of the world. Due to the relatively low percentage of cellular phone users in the U.S., we are particularly bullish on the U.S. wireless market. For this reason, Alltel Corporation, a U.S. wireless provider, became one of our top holdings in 2000.

Wireless growth was also strong in Western Europe, where several countries boast wireless penetration above 50%. In some cases, this rate is higher than their wireline penetration rate, indicating the technology's strong acceptance. Attempting to take advantage of this trend, we maintained a large position in Vodafone, a U.K.-based wireless provider that has been aggressively creating alliances to expand its business globally. The growth of wireless communications also creates demand for wireless handsets, hardware and other equipment. Mainly for this reason, our top holdings include wireless handset and equipment makers Motorola (U.S.) and Nokia (Finland).

Looking forward, we remain optimistic about communications industry fundamentals. Companies within the industry are selling services to a rapidly expanding segment of the economy in developed and emerging nations. New Internet applications must be accompanied by telecommunications infrastructure improvements that will allow content to reach end users, and we believe wireless telecommunications growth will continue to drive the need for network construction, new handsets and additional functionality. The Fund has exposure to all of these areas, and we believe it is well-positioned with solid companies that stand to benefit from the changes occurring in global communications.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

                                                                          FGC-3
PAGE

Franklin Global
Communications
Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Communications Securities Fund - Class 2*
Periods ended 12/31/00
                                                                            Since      Since Class 2
                                                                         Inception      Inception
                                    1-Year       5-Year      10-Year     (1/24/89)       (1/6/99)
                               ---------------------------------------------------------------------
 Average Annual Total Return       -32.97%       +7.05%     +9.35%       +9.71%        -4.86%
 Cumulative Total Return           -32.97%      +40.61%   +144.44%     +202.21%        -9.40%
 Value of $10,000 Investment        $6,703      $14,061    $24,444      $30,221        $9,060

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Global Communications Securities Fund - Class 2* and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Global Communications Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index** from 1/1/91-12/31/00.

                                           Franklin Global             S&P 500
                                 Communications Securities
                                           Fund - Class II
               ----------------------------------------------------------------
    01/01/1991                         $10,000                         $10,000
    01/31/1991     -1.06%               $9,894       4.36%             $10,436
    02/28/1991      3.63%              $10,253       7.15%             $11,182
    03/31/1991      1.67%              $10,424       2.42%             $11,453
    04/30/1991      0.78%              $10,506       0.24%             $11,480
    05/31/1991     -0.16%              $10,489       4.31%             $11,975
    06/30/1991     -0.75%              $10,411      -4.58%             $11,427
    07/31/1991      3.95%              $10,822       4.66%             $11,959
    08/31/1991      2.71%              $11,115       2.37%             $12,243
    09/30/1991      3.47%              $11,500      -1.67%             $12,038
    10/31/1991      1.46%              $11,668       1.34%             $12,199
    11/30/1991      1.94%              $11,894      -4.03%             $11,708
    12/31/1991      3.88%              $12,355      11.44%             $13,047
    01/31/1992     -3.39%              $11,936      -1.86%             $12,804
    02/29/1992     -0.21%              $11,911       1.29%             $12,970
    03/31/1992     -0.63%              $11,836      -1.95%             $12,717
    04/30/1992      2.97%              $12,188       2.94%             $13,091
    05/31/1992      1.93%              $12,423       0.49%             $13,155
    06/30/1992      1.20%              $12,571      -1.49%             $12,959
    07/31/1992      5.38%              $13,248       4.09%             $13,489
    08/31/1992     -0.39%              $13,196      -2.05%             $13,212
    09/30/1992      0.45%              $13,256       1.17%             $13,367
    10/31/1992     -0.65%              $13,171       0.34%             $13,412
    11/30/1992      0.13%              $13,188       3.40%             $13,868
    12/31/1992      2.66%              $13,539       1.23%             $14,039
    01/31/1993      1.58%              $13,752       0.84%             $14,157
    02/28/1993      5.41%              $14,497       1.36%             $14,349
    03/31/1993      0.89%              $14,625       2.11%             $14,652
    04/30/1993      0.06%              $14,634      -2.42%             $14,297
    05/31/1993     -0.41%              $14,574       2.67%             $14,679
    06/30/1993      2.44%              $14,930       0.29%             $14,722
    07/31/1993      1.99%              $15,227      -0.40%             $14,663
    08/31/1993      2.75%              $15,646       3.79%             $15,219
    09/30/1993     -0.50%              $15,568      -0.77%             $15,101
    10/31/1993     -0.62%              $15,471       2.07%             $15,414
    11/30/1993     -4.74%              $14,738      -0.95%             $15,268
    12/31/1993      1.54%              $14,965       1.21%             $15,452
    01/31/1994     -2.04%              $14,659       3.40%             $15,978
    02/28/1994     -5.06%              $13,917      -2.71%             $15,545
    03/31/1994     -3.51%              $13,428      -4.36%             $14,867
    04/30/1994      2.34%              $13,743       1.28%             $15,057
    05/31/1994     -5.21%              $13,027       1.64%             $15,304
    06/30/1994     -3.85%              $12,526      -2.45%             $14,929
    07/31/1994      5.13%              $13,168       3.28%             $15,419
    08/31/1994      0.98%              $13,296       4.10%             $16,051
    09/30/1994     -2.48%              $12,966      -2.44%             $15,659
    10/31/1994      1.93%              $13,216       2.25%             $16,012
    11/30/1994      0.56%              $13,290      -3.64%             $15,429
    12/31/1994     -0.41%              $13,235       1.48%             $15,657
    01/31/1995      5.83%              $14,006       2.59%             $16,063
    02/28/1995      0.39%              $14,061       3.90%             $16,689
    03/31/1995     -1.44%              $13,859       2.95%             $17,182
    04/30/1995      2.12%              $14,153       2.94%             $17,687
    05/31/1995      5.51%              $14,933       4.00%             $18,394
    06/30/1995     -0.10%              $14,918       2.32%             $18,821
    07/31/1995      0.20%              $14,947       3.32%             $19,446
    08/31/1995      0.97%              $15,092       0.25%             $19,494
    09/30/1995      5.66%              $15,947       4.22%             $20,317
    10/31/1995      2.25%              $16,306      -0.36%             $20,244
    11/30/1995      1.67%              $16,578       4.39%             $21,133
    12/31/1995      4.86%              $17,384       1.93%             $21,541
    01/31/1996      1.79%              $17,695       3.40%             $22,273
    02/29/1996     -1.81%              $17,375       0.93%             $22,480
    03/31/1996     -0.06%              $17,365       0.96%             $22,696
    04/30/1996     -2.07%              $17,006       1.47%             $23,030
    05/31/1996      2.23%              $17,384       2.58%             $23,624
    06/30/1996      4.42%              $18,153       0.38%             $23,713
    07/31/1996     -5.25%              $17,201      -4.42%             $22,665
    08/31/1996      2.14%              $17,569       2.11%             $23,144
    09/30/1996      0.58%              $17,672       5.63%             $24,447
    10/31/1996      3.24%              $18,245       2.76%             $25,121
    11/30/1996      1.80%              $18,573       7.56%             $27,020
    12/31/1996      0.22%              $18,614      -1.98%             $26,485
    01/31/1997      2.15%              $19,013       6.25%             $28,141
    02/28/1997     -0.11%              $18,993       0.78%             $28,360
    03/31/1997     -3.29%              $18,368      -4.11%             $27,195
    04/30/1997     -0.95%              $18,194       5.97%             $28,818
    05/31/1997      6.36%              $19,351       6.09%             $30,573
    06/30/1997      3.28%              $19,986       4.48%             $31,943
    07/31/1997      2.38%              $20,462       7.96%             $34,486
    08/31/1997     -3.40%              $19,766      -5.60%             $32,554
    09/30/1997      5.23%              $20,798       5.48%             $34,338
    10/31/1997     -1.67%              $20,450      -3.34%             $33,191
    11/30/1997      6.64%              $21,808       4.63%             $34,728
    12/31/1997      8.20%              $23,596       1.72%             $35,326
    01/31/1998     -3.05%              $22,876       1.11%             $35,718
    02/28/1998      4.36%              $23,874       7.21%             $38,293
    03/31/1998      7.58%              $25,685       5.12%             $40,253
    04/30/1998     -3.21%              $24,861       1.01%             $40,660
    05/31/1998     -2.43%              $24,257      -1.72%             $39,961
    06/30/1998      3.61%              $25,132       4.06%             $41,583
    07/31/1998     -2.91%              $24,400      -1.07%             $41,138
    08/31/1998     -6.73%              $22,757     -14.46%             $35,190
    09/30/1998      5.41%              $23,989       6.41%             $37,445
    10/31/1998      1.93%              $24,451       8.13%             $40,490
    11/30/1998      2.36%              $25,029       6.06%             $42,943
    12/31/1998      4.82%              $26,236       5.76%             $45,417
    01/31/1999     -1.52%              $25,837       4.18%             $47,315
    02/28/1999     -4.17%              $24,759      -3.11%             $45,844
    03/31/1999      1.40%              $25,106       4.00%             $47,677
    04/30/1999      7.26%              $26,929       3.87%             $49,522
    05/31/1999      1.86%              $27,430      -2.36%             $48,354
    06/30/1999      4.12%              $28,560       5.55%             $51,037
    07/31/1999     -0.60%              $28,388      -3.12%             $49,445
    08/31/1999     -2.44%              $27,696      -0.50%             $49,198
    09/30/1999      0.32%              $27,784      -2.74%             $47,850
    10/31/1999      8.42%              $30,124       6.33%             $50,879
    11/30/1999      6.99%              $32,229       2.03%             $51,912
    12/31/1999     13.15%              $36,467       5.89%             $54,969
    01/31/2000     -0.04%              $36,453      -5.02%             $52,210
    02/29/2000      8.92%              $39,704      -1.89%             $51,223
    03/31/2000      1.19%              $40,177       9.78%             $56,232
    04/30/2000    -12.13%              $35,303      -3.01%             $54,540
    05/31/2000     -7.35%              $32,709      -2.05%             $53,422
    06/30/2000      7.75%              $35,244       2.46%             $54,736
    07/31/2000     -6.82%              $32,840      -1.56%             $53,882
    08/31/2000      4.78%              $34,410       6.21%             $57,228
    09/30/2000     -7.87%              $31,702      -5.28%             $54,207
    10/31/2000     -2.81%              $30,811      -0.42%             $53,979
    11/30/2000    -19.84%              $24,698      -7.88%             $49,725
    12/31/2000     -1.05%              $24,444       0.49%             $49,969

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

FGC-4
PAGE

                                     FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Global Health Care Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities issued by large and small capitalization health care companies, including pharmaceutical, biotechnology, medical and health services, and medical supply companies.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Global Health Care Securities Fund's annual report for the period ended December 31, 2000. During this time, the Fund performed extremely well, as shown in the Performance Summary following this discussion. The Fund's benchmarks, the Standard & Poor's 500 (S&P 500) Index, declined 9.11%, and the S&P(R) Health Care Composite Index returned 31.00%.(1)

Many factors contributed to the Fund's strong performance during the reporting period. First, the completion of the Human Genome Project sparked a huge rally in biotechnology stocks early in the year. Second, generous reimbursement increases from the federally funded Medicare program benefited health care providers. Third, in a slowing economic environment, the health care sector's stable demand trends proved attractive to many investors. Thus, as other sectors announced earnings disappointments, health care fundamentals remained strong.

Although the Fund has the ability to invest in equity securities of health care companies around the world, we concentrated most of our investments in the U.S. during the reporting period. The domestic market grew faster than most foreign markets, and we felt that foreign health care valuations were too high to justify their lower earnings growth rates.

Our largest industry for most of the year was biotechnology. Compared to the pharmaceutical sector, biotechnology companies have significantly more products in late-phase clinical trials -- at a fraction of the pharmaceutical industry's total market capitalization. Furthermore, we expect upcoming product launches in the next three years to nearly triple the number of profitable biotechnology companies. We focused this sector's investments on companies that already have products on the market, or in late-phase clinical trials, and our largest biotechnology holdings on December 31, 2000, included Biogen, Amgen, Genentech and COR Therapeutics.

(1) Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

                                                                          FGH-1
PAGE

 Top 10 Holdings
 Franklin Global Health Care
 Securities Fund
 12/31/00
                                % of Total
 Company                        Net Assets
------------------------------------------
   Pfizer Inc.                       4.3%

   Bristol Myers Squibb Co.          3.9%

   Genentech Inc.                    3.8%

   Schering-Plough Corp.             3.7%

   United Health Group Inc.          3.5%

   Abbott Laboratories               3.3%

   American Home Products
   Corp.                             3.2%

   Watson Pharmaceutical
   Inc.                              3.0%

   Alpharma Inc.                     2.8%

   Biogen Inc.                       2.8%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Over the past year, we reduced our weighting in the large pharmaceutical companies. Despite these companies' excellent managements and long track records of strong growth, we believe that fewer products in the pipeline and a more stringent approval process for new drugs signal slower growth ahead. In addition, large-cap pharmaceutical valuations have been at the high end of their historical range. Pfizer continued to be the Fund's largest position and the one exception for this group. Pfizer's broad portfolio of core products, many of which continue to post double-digit growth; robust new product pipeline, the most exciting of which is an inhaled insulin formulation; and its industry-leading earnings growth, recently augmented by cost synergies from its merger with Warner Lambert, contributed to our optimistic outlook. At the period's end, Pfizer was the largest and the fastest-growing pharmaceutical company in the world.

The health care services area surprised us with its dramatically improved fundamentals, in our opinion, and we steadily increased the industry's weighting in the Fund. In the managed care arena, price increases exceeded cost trends and margins improved. After owning the managed health care leader, United Healthcare, for many years, we added Cigna because of its attractive valuation during the period. Hospital management stocks constituted an even larger Fund weighting at period-end. These companies benefited from Medicare rate increases and higher fees from HMOs. Relatively inexpensive among health care stocks at the beginning of the year, we considered them a terrific investment opportunity.

Having said this, we also believe it's important to sound a note of caution. Investors should be aware that the Fund is unlikely to deliver returns like those of this past year. In any given year, we may see some corrections. In addition, health care and biotechnology companies that appear promising today may be eclipsed by even newer, more cutting-edge competitors. We're very proud of the Fund's performance during the past year, and although we would like to bring you similar news next year, we cannot promise that this will be possible.

FGH-2
PAGE

Looking forward, we will continue our efforts to seize upon the investment opportunities which present themselves in the health care sector in a timely and disciplined fashion, providing our shareholders with unique opportunities to invest in today's newest and fastest-growing health care companies.

Thank you for your participation in Franklin Global Health Care Securities Fund. We look forward to serving your investment needs in the years to come.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

                                                                          FGH-3
PAGE

Franklin Global
Health Care Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Health Care Securities Fund - Class 2*
Periods ended 12/31/00
                                                    Since      Since Class 2
                                                 Inception      Inception
                                    1-Year       (5/1/98)        (1/6/99)
                               ---------------------------------------------
 Average Annual Total Return        +72.13%        +21.68%         +25.47%
 Cumulative Total Return            +72.13%        +68.91%         +56.83%
 Value of $10,000 Investment        $17,213        $16,891         $15,683

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/00)

The graph compares the performance of Franklin Global Health Care Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Standard & Poor's Health Care Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Global Health Care Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500** and the S&P Health Care Composite Index** from 5/1/98-12/31/00.

                                Franklin Global Health         S&P 500               S&P Health
                                Care Securities Fund -                                     Care
                                              Class II                                Composite
                                                                                          Index
                 -------------------------------------------------------------------------------
      05/01/1998                      $10,000                    $10,000                    $10,000
      05/31/1998      -4.40%           $9,560     -1.72%          $9,828     -1.93%          $9,807
      06/30/1998       5.33%          $10,070      4.06%         $10,227      7.31%         $10,524
      07/31/1998      -4.37%           $9,630     -1.07%         $10,118      0.53%         $10,580
      08/31/1998     -14.23%           $8,260    -14.46%          $8,655    -11.23%          $9,392
      09/30/1998      12.83%           $9,320      6.41%          $9,209     11.87%         $10,506
      10/31/1998       1.18%           $9,430      8.13%          $9,958      3.62%         $10,887
      11/30/1998       7.00%          $10,090      6.06%         $10,562      6.11%         $11,552
      12/31/1998       6.14%          $10,710      5.76%         $11,170      4.31%         $12,050
      01/31/1999       1.03%          $10,820      4.18%         $11,637      0.49%         $12,109
      02/28/1999     -11.46%           $9,580     -3.11%         $11,275      1.21%         $12,255
      03/31/1999      -1.57%           $9,430      4.00%         $11,726      2.67%         $12,583
      04/30/1999      -6.57%           $8,810      3.87%         $12,180     -6.22%         $11,800
      05/31/1999      -1.25%           $8,700     -2.36%         $11,892     -2.87%         $11,461
      06/30/1999       4.60%           $9,100      5.55%         $12,552      4.69%         $11,999
      07/31/1999       1.11%           $9,201     -3.12%         $12,161     -5.68%         $11,317
      08/31/1999      -2.72%           $8,951     -0.50%         $12,100      3.62%         $11,727
      09/30/1999      -8.29%           $8,209     -2.74%         $11,768     -7.86%         $10,805
      10/31/1999       2.20%           $8,390      6.33%         $12,513     12.05%         $12,107
      11/30/1999       7.17%           $8,991      2.03%         $12,767      0.36%         $12,151
      12/31/1999       9.14%           $9,813      5.89%         $13,519     -9.01%         $11,056
      01/31/2000       6.54%          $10,455     -5.02%         $12,841      6.39%         $11,762
      02/29/2000      25.22%          $13,092     -1.89%         $12,598    -10.48%         $10,530
      03/31/2000      -7.66%          $12,089      9.78%         $13,830      5.46%         $11,105
      04/30/2000      -1.48%          $11,910     -3.01%         $13,414      7.99%         $11,992
      05/31/2000       4.97%          $12,502     -2.05%         $13,139      5.41%         $12,641
      06/30/2000      16.68%          $14,587      2.46%         $13,462      8.20%         $13,677
      07/31/2000      -3.23%          $14,116     -1.56%         $13,252     -5.89%         $12,872
      08/31/2000      16.26%          $16,411      6.21%         $14,075      0.56%         $12,944
      09/30/2000       4.70%          $17,182     -5.28%         $13,332      4.80%         $13,565
      10/31/2000      -3.09%          $16,651     -0.42%         $13,276      3.52%         $14,043
      11/30/2000      -4.94%          $15,829     -7.88%         $12,230      4.11%         $14,620
      12/31/2000       6.71%          $16,891      0.49%         $12,289      2.81%         $15,031

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

FGH-4
PAGE

                      SUPPLEMENT DATED FEBRUARY 16, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                               DATED MAY 1, 2000

The prospectus, with respect to FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND, is amended by replacing the MANAGEMENT TEAM section under MANAGEMENT (page FGH-4) with the following:

MANAGEMENT TEAM The team responsible for the fund's management is:

Evan McCulloch, CFA          Mr. McCulloch has been a manager of the fund since its inception in 1998, and
VICE PRESIDENT, ADVISERS     has been with Franklin Templeton Investments since 1992.

Rupert H. Johnson, Jr.       Mr. Johnson has been a manager of the fund since its inception in 1998, and
PRESIDENT, ADVISERS          has been with Franklin Templeton Investments since 1965.

               Please keep this supplement for future reference.

                                                                          FGH-5
PAGE

                                      FRANKLIN GROWTH AND INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund (formerly Franklin Growth and Income Fund) seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields, and may invest a smaller portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

The year 2000 witnessed a reversal in the U.S. economy and stock markets. For the first time in nearly 10 years, the economy experienced a significant slowdown, and the earnings growth environment for many companies deteriorated substantially. In addition, most major U.S. stock market indexes posted negative annual returns after recording an unprecedented five consecutive years of double-digit gains. Ironically, the average stock, which declined from April 1998 through December 1999, delivered positive results for the year. By our calculation, the equal weighted average total return for stocks in the Russell 3000 Index increased 6.95% during the period.(1)

Investment performance trends between value and growth stocks also reversed in the past year. After significantly outpacing value issues for the past five years, growth stocks such as those in the technology sector, generally experienced disappointing results in 2000. From December 31, 1999, through December 31, 2000, the Russell 3000 Growth Index fell 22.42%, while the Russell 3000 Value Index, the Fund's benchmark, delivered a positive return of 8.04%.2 Franklin Growth and Income Securities Fund, which normally invests in value stocks that offer above-average dividend yields, benefited from this shift toward value-style investing.

The Fund seeks to invest in securities that offer attractive valuations and provide current income. We search for companies selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings. This generally entails investing in stocks of quality companies at what we feel are temporarily depressed prices. Many consumer product, pharmaceutical, energy, real estate and utility companies offered such opportunities during the past two years when investors seemed excessively optimistic

(1) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2) Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

                                                                          FGI-1
PAGE

 Top 10 Holdings
 Franklin Growth and Income
 Securities Fund
 12/31/00

 Company                        % of Total
 Industry                       Net Assets
------------------------------------------
   Verizon Communications           2.7%
   Communications

   SBC Communications Inc.          2.5%
   Communications

   Fleet Boston Financial
   Corp.                            2.0%
   Finance

   Philip Morris Cos. Inc.          2.0%
   Consumer Non-Durables

   Bristol-Myers Squibb Co.         1.9%
   Health Technology

   Conoco Inc., B                   1.8%
   Energy Minerals

   Electronic Data Systems
   Corp.                            1.8%
   Technology Services

   R.J. Reynolds Tobacco
   Holdings Inc.                    1.8%
   Consumer Non-Durables

   Equity Residential
   Properties                       1.8%
   Real Estate

   Washington Mutual Inc.           1.7%
   Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

about Internet-related issues. At the same time, we look to collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines.

We remained overweighted, relative to our benchmark, in utilities and real estate investment trusts (REIT). These traditionally high dividend yielding industries were standout performers during the year largely due to strong fundamentals and lower interest rates. The Fund's holdings in industry leaders Duke Energy and Equity Office Properties posted gains of 70% and 32% for the year. Our consumer non-durable investments also experienced strong returns. We were the beneficiaries of Bestfoods being acquired by Unilever, and we took advantage of exceptional investment opportunities in companies such as Procter & Gamble and Kimberly-Clark. Capitalizing on the tobacco industry's improving litigation environment, we also invested in industry leaders Philip Morris and R.J. Reynolds. Returns for these holdings were 91% and 71% from time of purchase during the period. Our health care investments including our new purchases, Johnson & Johnson and Bristol-Myers Squibb, also performed well. We initiated positions in both stocks when they temporarily traded at lower prices early in the year, but they appreciated over 40% by year's end. As selected holdings across these industries met our price targets, we began taking profits.

Financial stocks, which remained the Fund's largest industry weighting, also achieved solid results during the 12-month period. Our insurance and savings bank holdings, such as MetLife Capital and Washington Mutual, were exceptional performers. Both stocks increased more than 100% during the year mainly due to lower interest rates and an improving underwriting cycle. While we continued to maintain substantial investments in this industry, we took advantage of recent strength to trim some positions and focus on higher quality companies. In our opinion, an economic slowdown will likely lead to increased credit losses for many financial institutions.

Heading the list of disappointments for the year were our investments in telecommunications companies, most notably AT&T. During the period, we reduced several holdings in response to weak revenue growth and increasing costs associated with infrastructure build-out for new communication services. Although the industry experienced a major "shake-out," we believe that as the focal point of the information revolution, its long-term growth potential remains excellent. Accordingly, we will look to add to our investments as opportunities arise and earnings improve.

FGI-2
PAGE

The Fund's technology investments yielded mixed results but significantly outperformed technology stocks in general. When several of our holdings reached our price objectives early in the year, we realized profits in our positions in Hewlett-Packard and International Business Machines (IBM). These stocks and numerous other technology issues declined precipitously and indiscriminately since the first quarter of the year. With price declines for many industry leaders in rapidly growing markets, we took the opportunity to acquire shares in semiconductor manufacturer Intel and fiber-optic producer Corning.

In our opinion, selected retail stocks also represented excellent valuations. Responding to a softening economy, stocks of many retail leaders dropped to their lowest relative values in years according to our analysis. New investments during the period included Target, Home Depot and Intimate Brands.

Looking forward, we believe that the outlook for our value-oriented investment strategy continues to be excellent. While growth stocks have dominated since the mid 1990s, value investing remains the better long-term performer. Value stocks generated approximately 13% annual returns versus 10% for growth issues over the past 70 years according to Ibbotson Associates. In addition, valuation disparities between growth and value issues remain at historically extreme levels. We believe the investment cycle has turned in value stocks' favor and the Fund's investments are well-positioned to benefit from this trend.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          FGI-3
PAGE

Franklin Growth and
Income Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Growth and Income Securities Fund - Class 2*
Periods ended 12/31/00
                                                                              Since      Since Class 2
                                                                           Inception      Inception
                                    1-Year        5-Year       10-Year     (1/24/89)       (1/6/99)
                               ------------- ------------- ------------- ------------- ---------------
 Average Annual Total Return       +17.79%       +13.42%    +13.53%       +11.26%            +8.13%
 Cumulative Total Return           +17.79%       +87.72%   +255.64%      +257.36%           +16.78%
 Value of $10,000 Investment       $11,779       $18,772    $35,564       $35,736           $11,678

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Growth and Income Securities Fund - Class 2* and the Russell 3000 Value Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see

The following line graph compares the performance of Franklin Growth and Income Securities Fund - Class 2* with that of the Russell 3000 Value Index** and the Consumer Price Index**, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                      Franklin Growth &     Russell 3000 Value            CPI
                                 Income Securities Fund                  Index
                                             - Class II
                 -----------------------------------------------------------------------------
      01/01/1991                    $10,000                  $10,000                  $10,000
      01/31/1991       6.32%        $10,632       4.70%      $10,470     0.60%        $10,060
      02/28/1991       4.15%        $11,073       6.86%      $11,188     0.15%        $10,075
      03/31/1991       0.18%        $11,093       1.76%      $11,385     0.15%        $10,090
      04/30/1991       0.27%        $11,123       0.74%      $11,469     0.15%        $10,105
      05/31/1991       3.79%        $11,545       3.78%      $11,903     0.30%        $10,136
      06/30/1991      -6.44%        $10,801      -4.24%      $11,398     0.29%        $10,165
      07/31/1991       3.59%        $11,189       4.08%      $11,863     0.15%        $10,180
      08/31/1991       3.38%        $11,567       1.90%      $12,089     0.29%        $10,210
      09/30/1991      -0.71%        $11,485      -0.68%      $12,007     0.44%        $10,255
      10/31/1991       1.07%        $11,608       1.62%      $12,201     0.15%        $10,270
      11/30/1991      -4.31%        $11,108      -5.06%      $11,584     0.29%        $10,300
      12/31/1991       8.00%        $11,996       8.26%      $12,540     0.07%        $10,307
      01/31/1992       4.34%        $12,516       0.69%      $12,627     0.15%        $10,323
      02/29/1992       0.08%        $12,527       2.61%      $12,957     0.36%        $10,360
      03/31/1992      -3.67%        $12,067      -1.42%      $12,773     0.51%        $10,413
      04/30/1992       0.17%        $12,088       3.90%      $13,271     0.14%        $10,427
      05/31/1992       0.59%        $12,159       0.65%      $13,357     0.14%        $10,442
      06/30/1992      -2.25%        $11,886      -0.80%      $13,250     0.36%        $10,479
      07/31/1992       2.95%        $12,236       3.85%      $13,760     0.21%        $10,501
      08/31/1992      -1.43%        $12,061      -2.97%      $13,352     0.28%        $10,531
      09/30/1992       2.48%        $12,360       1.42%      $13,541     0.28%        $10,560
      10/31/1992       1.92%        $12,597       0.27%      $13,578     0.35%        $10,597
      11/30/1992       3.77%        $13,072       3.51%      $14,054     0.14%        $10,612
      12/31/1992       0.95%        $13,196       2.53%      $14,410    -0.07%        $10,605
      01/31/1993       0.78%        $13,299       3.10%      $14,857     0.49%        $10,657
      02/28/1993      -0.62%        $13,216       3.26%      $15,341     0.35%        $10,694
      03/31/1993       2.81%        $13,588       3.02%      $15,804     0.35%        $10,731
      04/30/1993      -1.29%        $13,412      -1.37%      $15,588     0.28%        $10,761
      05/31/1993       2.69%        $13,774       2.10%      $15,915     0.14%        $10,776
      06/30/1993      -1.19%        $13,610       2.10%      $16,249     0.14%        $10,791
      07/31/1993      -1.45%        $13,413       1.17%      $16,439     0.00%        $10,791
      08/31/1993       3.72%        $13,912       3.64%      $17,038     0.28%        $10,822
      09/30/1993      -0.60%        $13,829       0.36%      $17,099     0.21%        $10,844
      10/31/1993       1.50%        $14,037       0.15%      $17,125     0.41%        $10,889
      11/30/1993      -0.82%        $13,922      -2.11%      $16,763     0.07%        $10,897
      12/31/1993       4.56%        $14,557       2.00%      $17,099     0.00%        $10,897
      01/31/1994       5.65%        $15,379       3.76%      $17,742     0.27%        $10,926
      02/28/1994      -1.29%        $15,182      -3.12%      $17,188     0.34%        $10,963
      03/31/1994      -5.96%        $14,276      -3.79%      $16,537     0.34%        $11,000
      04/30/1994       0.58%        $14,360       1.83%      $16,839     0.14%        $11,016
      05/31/1994       0.29%        $14,401       1.03%      $17,013     0.07%        $11,023
      06/30/1994      -3.23%        $13,936      -2.41%      $16,603     0.34%        $11,061
      07/31/1994       2.90%        $14,340       2.98%      $17,097     0.27%        $11,091
      08/31/1994       3.33%        $14,818       2.98%      $17,607     0.40%        $11,135
      09/30/1994      -2.94%        $14,382      -3.08%      $17,065     0.27%        $11,165
      10/31/1994       1.46%        $14,592       1.05%      $17,244     0.07%        $11,173
      11/30/1994      -3.71%        $14,050      -4.04%      $16,547     0.13%        $11,188
      12/31/1994       1.51%        $14,263       1.34%      $16,769     0.00%        $11,188
      01/31/1995       0.82%        $14,380       2.70%      $17,222     0.40%        $11,232
      02/28/1995       3.99%        $14,954       3.93%      $17,898     0.40%        $11,277
      03/31/1995       2.84%        $15,379       2.02%      $18,260     0.33%        $11,314
      04/30/1995       2.97%        $15,836       3.14%      $18,833     0.33%        $11,352
      05/31/1995       3.09%        $16,325       4.01%      $19,589     0.20%        $11,375
      06/30/1995       0.62%        $16,425       1.56%      $19,894     0.20%        $11,397
      07/31/1995       1.68%        $16,702       3.50%      $20,590     0.00%        $11,397
      08/31/1995       1.19%        $16,901       1.57%      $20,914     0.26%        $11,427
      09/30/1995       4.32%        $17,630       3.40%      $21,625     0.20%        $11,450
      10/31/1995      -0.75%        $17,497      -1.29%      $21,346     0.33%        $11,488
      11/30/1995       3.92%        $18,183       4.96%      $22,405    -0.07%        $11,480
      12/31/1995       4.19%        $18,945       2.57%      $22,980    -0.07%        $11,471
      01/31/1996       2.04%        $19,332       2.88%      $23,642     0.59%        $11,539
      02/29/1996      -1.03%        $19,133       0.83%      $23,838     0.32%        $11,576
      03/31/1996       1.04%        $19,332       1.74%      $24,253     0.52%        $11,636
      04/30/1996       0.51%        $19,432       0.60%      $24,399     0.39%        $11,682
      05/31/1996       1.02%        $19,631       1.37%      $24,733     0.19%        $11,704
      06/30/1996       1.86%        $19,995      -0.04%      $24,723     0.06%        $11,711
      07/31/1996      -3.70%        $19,255      -3.94%      $23,749     0.19%        $11,733
      08/31/1996       1.41%        $19,527       3.01%      $24,464     0.19%        $11,755
      09/30/1996       2.65%        $20,044       3.84%      $25,403     0.32%        $11,793
      10/31/1996       2.95%        $20,636       3.58%      $26,313     0.32%        $11,831
      11/30/1996       4.78%        $21,622       7.06%      $28,170     0.19%        $11,853
      12/31/1996       0.06%        $21,635      -0.82%      $27,939     0.00%        $11,853
      01/31/1997       2.85%        $22,251       4.50%      $29,197     0.32%        $11,891
      02/28/1997       2.33%        $22,769       1.42%      $29,611     0.31%        $11,928
      03/31/1997      -2.17%        $22,276      -3.50%      $28,575     0.25%        $11,958
      04/30/1997       1.33%        $22,572       3.92%      $29,695     0.12%        $11,972
      05/31/1997       5.30%        $23,767       5.82%      $31,423    -0.06%        $11,965
      06/30/1997       2.89%        $24,454       4.37%      $32,796     0.12%        $11,979
      07/31/1997       5.16%        $25,717       7.19%      $35,155     0.12%        $11,994
      08/31/1997      -1.99%        $25,204      -3.07%      $34,075     0.19%        $12,017
      09/30/1997       5.58%        $26,611       6.10%      $36,154     0.25%        $12,047
      10/31/1997      -2.92%        $25,835      -2.79%      $35,145     0.25%        $12,077
      11/30/1997       4.48%        $26,993       4.09%      $36,583    -0.06%        $12,069
      12/31/1997       2.39%        $27,637       2.97%      $37,669    -0.12%        $12,055
      01/31/1998      -0.71%        $27,440      -1.45%      $37,123     0.19%        $12,078
      02/28/1998       4.22%        $28,597       6.66%      $39,595     0.19%        $12,101
      03/31/1998       5.43%        $30,150       5.92%      $41,939     0.19%        $12,124
      04/30/1998      -1.66%        $29,650       0.65%      $42,212     0.18%        $12,146
      05/31/1998      -1.46%        $29,216      -1.68%      $41,503     0.18%        $12,168
      06/30/1998      -0.29%        $29,131       1.11%      $41,963     0.12%        $12,182
      07/31/1998      -2.52%        $28,396      -2.31%      $40,994     0.12%        $12,197
      08/31/1998      -8.91%        $25,866     -14.95%      $34,866     0.12%        $12,211
      09/30/1998       6.08%        $27,440       5.73%      $36,863     0.12%        $12,226
      10/31/1998       5.09%        $28,837       7.35%      $39,573     0.24%        $12,255
      11/30/1998       3.31%        $29,793       4.50%      $41,354     0.00%        $12,255
      12/31/1998       0.49%        $29,940       3.38%      $42,751    -0.06%        $12,248
      01/31/1999      -2.21%        $29,278       0.56%      $42,991     0.24%        $12,277
      02/28/1999      -1.76%        $28,763      -1.83%      $42,204     0.12%        $12,292
      03/31/1999       1.12%        $29,085       1.86%      $42,989     0.30%        $12,329
      04/30/1999       8.34%        $31,511       9.33%      $47,000     0.73%        $12,419
      05/31/1999       0.70%        $31,731      -0.81%      $46,619     0.00%        $12,419
      06/30/1999       1.62%        $32,245       2.96%      $47,999     0.00%        $12,419
      07/31/1999      -2.47%        $31,449      -2.89%      $46,612     0.30%        $12,456
      08/31/1999      -2.54%        $30,650      -3.70%      $44,887     0.24%        $12,486
      09/30/1999      -2.50%        $29,884      -3.39%      $43,366     0.48%        $12,546
      10/31/1999       2.45%        $30,616       5.19%      $45,616     0.18%        $12,569
      11/30/1999      -1.22%        $30,242      -0.70%      $45,297     0.06%        $12,576
      12/31/1999      -0.17%        $30,191       0.65%      $45,591     0.00%        $12,576
      01/31/2000      -3.84%        $29,032      -3.22%      $44,123     0.30%        $12,614
      02/29/2000      -6.45%        $27,159      -6.52%      $41,246     0.59%        $12,688
      03/31/2000      10.97%        $30,138      11.31%      $45,911     0.82%        $12,792
      04/30/2000       0.83%        $30,388      -1.05%      $45,429     0.06%        $12,800
      05/31/2000       2.27%        $31,078       0.88%      $45,829     0.12%        $12,815
      06/30/2000      -1.24%        $30,693      -4.06%      $43,968     0.52%        $12,882
      07/31/2000       0.53%        $30,856       1.39%      $44,580     0.23%        $12,912
      08/31/2000       7.09%        $33,043       5.49%      $47,027     0.00%        $12,912
      09/30/2000       1.47%        $33,529       0.82%      $47,413     0.52%        $12,979
      10/31/2000       3.14%        $34,582       2.27%      $48,489     0.17%        $13,001
      11/30/2000      -2.34%        $33,773      -3.61%      $46,739     0.06%        $13,009
      12/31/2000       5.30%        $35,564       5.37%      $49,248    -0.06%        $13,001

Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

FGI-4

PAGE

                                                 FRANKLIN HIGH INCOME FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The
Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund may also invest a small portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

During the year under review, high yield corporate bonds came under significant pressure mainly due to dramatic risk aversion and investor concerns regarding the sustainability of corporate earnings. Significant stock price erosion and volatility in the U.S. equity markets also had a negative effect on the high yield market. Although the 10-year Treasury note yield fell from 6.44% at the beginning of the period to 5.11% at its close, yield spreads over Treasuries in the high yield market ballooned from 5.73% to 9.59% over the same period. Weakness caused by these fundamental factors was exacerbated by a poor trading environment, where the supply of new bond issuance outpaced investor demand, and any perceived fundamental weakness was severely punished. Within this difficult environment, the benchmark CS First Boston Global High Yield index returned a -5.21% for the 12 months ended December 31, 2000. On a positive note, many of the lower-quality bonds in the market underwent significant price rationalization, and the credit quality of new bond offerings improved during the period, potentially signaling higher quality for the asset class. In addition, a year-end yield spread over Treasuries of 9.59% was substantially higher than the 5-year average yield spread of 5.22%, and the 10-year average yield spread of 5.30%, which we view as compelling long-term value for investors.

During the year, we continued to emphasize industries that we believe have attractive long-term potential and remained underweighted in cyclical industries that likely will be negatively affected by an economic slowdown. At the end of the year under review, the Fund's top five industry weightings were wireless communications, telecommunications, cable television, media and broadcasting.

We continued to favor the wireless industry, which outperformed our benchmark index for the period, because we see substantial growth prospects and improving fundamentals. The pace of mergers and acquisitions picked up over the past year, which benefited our positions in companies such as VoiceStream Wireless. Meanwhile, the telecommunications industry, despite its poor performance during the year, remained a significant Fund weighting. This significant exposure

Industry Breakdown
Franklin High Income Fund
12/31/00
                                 % of Total
                                 Net Assets
-------------------------------------------
   Communications                 33.8%
   Consumer Services              29.0%
   Process Industries              5.4%
   Energy Minerals                 3.9%
   Industrial Services             3.1%
   Electronic Technology           2.4%
   Transportation                  2.3%
   Consumer Durables               2.1%
   Consumer Non-Durables           1.8%
   Health Services                 1.6%
   Producer Manufacturing          1.4%
   Distribution Services           1.0%
   Commercial Services             1.0%
   Finance                         1.0%
   Retail Trade                    0.9%
   Technology Services             0.8%
   Utilities                       0.8%
   Short-Term Investments &
   Other Net Assets                7.7%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                           FH-1
PAGE



to a single industry may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio. We believe that this industry's stock prices have become more rationalized and that the industry remains attractive on a long-term basis. We expect the demand for bandwidth and service to continue to grow rapidly, and we will keep focusing on companies with, in our view, proven business plans, strong management teams and access to capital. Lastly, we also favored the cable television industry, which enjoyed stable revenue streams and growth potential through newer applications such as high-speed Internet access, expanded programming choices and high definition television.

Looking forward, consensus forecasts point to slower economic growth next year. Combined with moderate inflation, we expect that most, if not all, of the interest rate tightening cycle is behind us. Such a situation will likely shift investor focus away from rising interest rate risks and onto corporate sector fundamentals, which we believe will remain healthy. On a valuation basis, the high yield market continues to be attractive, as yield spreads relative to Treasuries remain higher than historical norms. Assuming slower but still positive economic growth, supportive corporate fundamentals and valuations at historically low levels, we are optimistic about the high yield market's future and hold a positive outlook for the Fund.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FH-2
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Franklin High Income Fund - Class 2*
Periods ended 12/31/00
                                                                                       Since     Since Class 2
                                                                                   Inception      Inception
                                             1-Year        5-Year       10-Year    (1/24/89)       (1/6/99)
                                       -----------------------------------------------------------------------
 Average Annual Total Retur  n            -13.15%        +2.10%        +8.56%       +6.43%           -7.31%
 Cumulative Total Return                  -13.15%       +10.96%      +127.33%     +110.31%          -13.98%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin High Income Fund - Class 2* and the CS First Boston Global High Yield Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin High Income Fund - Class 2* with that of the CS First Boston Global High Yield Index** and the Consumer Price Index**, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                   Franklin High          CS First Boston Global            CPI
                                   Income Fund -                High Yield Index
                                        Class II
                --------------------------------------------------------------------------------
     01/01/1991                 $10,000                        $10,000                  $10,000
     01/31/1991      1.01%      $10,101     2.74%              $10,274     0.60%        $10,060
     02/28/1991      6.31%      $10,738     8.63%              $11,161     0.15%        $10,075
     03/31/1991      3.54%      $11,119     6.20%              $11,853     0.15%        $10,090
     04/30/1991      2.72%      $11,421     4.15%              $12,344     0.15%        $10,105
     05/31/1991      0.88%      $11,521     0.50%              $12,406     0.30%        $10,136
     06/30/1991      2.33%      $11,790     2.62%              $12,731     0.29%        $10,165
     07/31/1991      2.39%      $12,071     3.38%              $13,162     0.15%        $10,180
     08/31/1991      1.83%      $12,292     1.82%              $13,401     0.29%        $10,210
     09/30/1991      1.30%      $12,451     2.27%              $13,705     0.44%        $10,255
     10/31/1991      2.46%      $12,758     3.31%              $14,159     0.15%        $10,270
     11/30/1991      1.15%      $12,905     0.80%              $14,272     0.29%        $10,300
     12/31/1991      0.57%      $12,978     0.73%              $14,376     0.07%        $10,307
     01/31/1992      3.21%      $13,395     4.07%              $14,962     0.15%        $10,323
     02/29/1992      1.74%      $13,628     2.43%              $15,325     0.36%        $10,360
     03/31/1992      1.35%      $13,812     1.49%              $15,553     0.51%        $10,413
     04/30/1992      0.62%      $13,897     0.08%              $15,566     0.14%        $10,427
     05/31/1992      1.41%      $14,093     1.36%              $15,778     0.14%        $10,442
     06/30/1992      0.94%      $14,226     0.99%              $15,934     0.36%        $10,479
     07/31/1992      1.90%      $14,496     1.54%              $16,179     0.21%        $10,501
     08/31/1992      1.68%      $14,740     1.38%              $16,402     0.28%        $10,531
     09/30/1992      0.78%      $14,856     0.65%              $16,509     0.28%        $10,560
     10/31/1992     -1.21%      $14,676    -1.04%              $16,337     0.35%        $10,597
     11/30/1992      1.93%      $14,958     1.50%              $16,582     0.14%        $10,612
     12/31/1992      1.12%      $15,125     1.13%              $16,770    -0.07%        $10,605
     01/31/1993      1.87%      $15,408     2.73%              $17,228     0.49%        $10,657
     02/28/1993      1.58%      $15,652     1.98%              $17,569     0.35%        $10,694
     03/31/1993      1.48%      $15,884     2.11%              $17,939     0.35%        $10,731
     04/30/1993      0.40%      $15,948     0.57%              $18,042     0.28%        $10,761
     05/31/1993      0.97%      $16,102     1.46%              $18,305     0.14%        $10,776
     06/30/1993      2.07%      $16,436     1.81%              $18,636     0.14%        $10,791
     07/31/1993      0.73%      $16,556     1.04%              $18,830     0.00%        $10,791
     08/31/1993      0.56%      $16,649     0.85%              $18,990     0.28%        $10,822
     09/30/1993      0.00%      $16,649     0.57%              $19,099     0.21%        $10,844
     10/31/1993      3.36%      $17,209     1.83%              $19,448     0.41%        $10,889
     11/30/1993      0.62%      $17,316     1.26%              $19,693     0.07%        $10,897
     12/31/1993      1.08%      $17,502     1.26%              $19,941     0.00%        $10,897
     01/31/1994      2.13%      $17,876     1.78%              $20,296     0.27%        $10,926
     02/28/1994     -0.75%      $17,742     0.15%              $20,327     0.34%        $10,963
     03/31/1994     -4.73%      $16,902    -2.94%              $19,729     0.34%        $11,000
     04/30/1994     -1.42%      $16,663    -1.34%              $19,465     0.14%        $11,016
     05/31/1994      0.32%      $16,716     0.57%              $19,576     0.07%        $11,023
     06/30/1994      0.79%      $16,849    -0.67%              $19,444     0.34%        $11,061
     07/31/1994     -0.17%      $16,821     0.47%              $19,536     0.27%        $11,091
     08/31/1994      0.75%      $16,947     0.72%              $19,676     0.40%        $11,135
     09/30/1994      0.33%      $17,003     0.40%              $19,755     0.27%        $11,165
     10/31/1994      0.21%      $17,037     0.07%              $19,769     0.07%        $11,173
     11/30/1994     -0.66%      $16,925    -1.16%              $19,540     0.13%        $11,188
     12/31/1994      1.08%      $17,108     1.06%              $19,747     0.00%        $11,188
     01/31/1995      1.64%      $17,388     1.05%              $19,954     0.40%        $11,232
     02/28/1995      3.87%      $18,060     2.46%              $20,445     0.40%        $11,277
     03/31/1995      1.01%      $18,242     1.13%              $20,676     0.33%        $11,314
     04/30/1995      2.92%      $18,775     2.22%              $21,135     0.33%        $11,352
     05/31/1995      2.76%      $19,293     2.82%              $21,731     0.20%        $11,375
     06/30/1995      0.52%      $19,393     0.66%              $21,875     0.20%        $11,397
     07/31/1995      1.39%      $19,663     1.55%              $22,214     0.00%        $11,397
     08/31/1995      0.31%      $19,723     0.28%              $22,276     0.26%        $11,427
     09/30/1995      1.06%      $19,933     1.15%              $22,532     0.20%        $11,450
     10/31/1995      1.35%      $20,203     1.11%              $22,782     0.33%        $11,488
     11/30/1995     -0.30%      $20,143     0.47%              $22,889    -0.07%        $11,480
     12/31/1995      1.71%      $20,488     1.27%              $23,180    -0.07%        $11,471
     01/31/1996      1.90%      $20,878     1.90%              $23,620     0.59%        $11,539
     02/29/1996      1.01%      $21,088     0.53%              $23,745     0.32%        $11,576
     03/31/1996     -0.71%      $20,938    -0.27%              $23,681     0.52%        $11,636
     04/30/1996      0.50%      $21,043     0.54%              $23,809     0.39%        $11,682
     05/31/1996      0.78%      $21,208     0.81%              $24,002     0.19%        $11,704
     06/30/1996      0.24%      $21,260     0.22%              $24,055     0.06%        $11,711
     07/31/1996      1.01%      $21,474     0.90%              $24,271     0.19%        $11,733
     08/31/1996      1.77%      $21,853     1.09%              $24,536     0.19%        $11,755
     09/30/1996      2.41%      $22,381     1.72%              $24,958     0.32%        $11,793
     10/31/1996      0.96%      $22,595     0.84%              $25,168     0.32%        $11,831
     11/30/1996      1.82%      $23,007     1.56%              $25,560     0.19%        $11,853
     12/31/1996      1.43%      $23,337     1.95%              $26,059     0.00%        $11,853
     01/31/1997      0.64%      $23,485     0.73%              $26,249     0.32%        $11,891
     02/28/1997      1.75%      $23,897     1.88%              $26,742     0.31%        $11,928
     03/31/1997     -2.48%      $23,304    -1.12%              $26,443     0.25%        $11,958
     04/30/1997      1.20%      $23,584     0.89%              $26,678     0.12%        $11,972
     05/31/1997      2.31%      $24,128     2.01%              $27,214    -0.06%        $11,965
     06/30/1997      1.40%      $24,465     1.36%              $27,584     0.12%        $11,979
     07/31/1997      2.65%      $25,113     2.12%              $28,169     0.12%        $11,994
     08/31/1997      0.22%      $25,167     0.54%              $28,321     0.19%        $12,017
     09/30/1997      2.00%      $25,671     1.98%              $28,882     0.25%        $12,047
     10/31/1997     -0.77%      $25,473    -0.01%              $28,879     0.25%        $12,077
     11/30/1997      1.20%      $25,779     0.71%              $29,084    -0.06%        $12,069
     12/31/1997      0.91%      $26,013     0.91%              $29,349    -0.12%        $12,055
     01/31/1998      1.38%      $26,374     1.70%              $29,848     0.19%        $12,078
     02/28/1998      0.61%      $26,536     0.78%              $30,081     0.19%        $12,101
     03/31/1998      1.15%      $26,842     0.50%              $30,231     0.19%        $12,124
     04/30/1998      0.60%      $27,004     0.75%              $30,458     0.18%        $12,146
     05/31/1998     -0.07%      $26,986     0.30%              $30,549     0.18%        $12,168
     06/30/1998      0.21%      $27,042     0.21%              $30,613     0.12%        $12,182
     07/31/1998      0.66%      $27,220     0.70%              $30,828     0.12%        $12,197
     08/31/1998     -6.76%      $25,381    -6.79%              $28,734     0.12%        $12,211
     09/30/1998     -0.08%      $25,361    -0.01%              $28,732     0.12%        $12,226
     10/31/1998     -2.50%      $24,728    -1.99%              $28,160     0.24%        $12,255
     11/30/1998      6.48%      $26,330     5.07%              $29,588     0.00%        $12,255
     12/31/1998     -0.23%      $26,271    -0.23%              $29,519    -0.06%        $12,248
     01/31/1999      1.13%      $26,568     0.94%              $29,797     0.24%        $12,277
     02/28/1999     -0.89%      $26,331    -0.21%              $29,734     0.12%        $12,292
     03/31/1999      0.98%      $26,589     0.91%              $30,005     0.30%        $12,329
     04/30/1999      1.93%      $27,102     2.21%              $30,668     0.73%        $12,419
     05/31/1999     -2.12%      $26,528    -1.08%              $30,337     0.00%        $12,419
     06/30/1999      0.15%      $26,568     0.05%              $30,352     0.00%        $12,419
     07/31/1999     -0.07%      $26,549     0.05%              $30,367     0.30%        $12,456
     08/31/1999     -1.14%      $26,246    -0.89%              $30,097     0.24%        $12,486
     09/30/1999     -1.16%      $25,942    -0.77%              $29,865     0.48%        $12,546
     10/31/1999     -1.17%      $25,638    -0.49%              $29,719     0.18%        $12,569
     11/30/1999      2.19%      $26,200     1.36%              $30,123     0.06%        $12,576
     12/31/1999     -0.09%      $26,176     1.21%              $30,488     0.00%        $12,576
     01/31/2000     -0.10%      $26,150    -0.40%              $30,366     0.30%        $12,614
     02/29/2000      1.53%      $26,550     0.62%              $30,554     0.59%        $12,688
     03/31/2000     -3.21%      $25,698    -1.50%              $30,096     0.82%        $12,792
     04/30/2000      0.13%      $25,731    -0.15%              $30,050     0.06%        $12,800
     05/31/2000     -2.60%      $25,062    -1.60%              $29,570     0.12%        $12,815
     06/30/2000      2.35%      $25,651     2.24%              $30,232     0.52%        $12,882
     07/31/2000      0.31%      $25,731     0.94%              $30,516     0.23%        $12,912
     08/31/2000     -0.10%      $25,705     0.67%              $30,721     0.00%        $12,912
     09/30/2000     -2.50%      $25,062    -0.92%              $30,438     0.52%        $12,979
     10/31/2000     -3.74%      $24,125    -3.11%              $29,491     0.17%        $13,001
     11/30/2000     -7.32%      $22,359    -3.94%              $28,329     0.06%        $13,009
     12/31/2000      1.67%      $22,733     2.01%              $28,899    -0.06%        $13,001

**Sources: CS First Boston; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Franklin High Income Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares


                                                                           FH-3
PAGE


                                           FRANKLIN INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

The U.S. stock market experienced significant volatility during the period under review as many investors attempted to interpret weakening economic indicators amid a Federal Reserve Board rate tightening cycle. This trend contributed to a rotation from technology-driven, high-valuation investments into more value-oriented sectors during the last three quarters of 2000, significantly benefiting several of the Fund's equity positions. The U.S. Treasury market also fluctuated as the economy transitioned to a slower-growth environment, marked by the 2.2% and 1.4% annualized gross domestic product growth rate in third and fourth quarters of 2000. In response, investors seeking safer investments drove the price of Treasury bonds higher, causing the benchmark 10-year Treasury note yield to decline from 6.44% on December 31, 1999, to 5.11% on December 31, 2000. Within this environment, the Fund's bond sectors delivered a mixed performance.

After reaching extreme levels during the year, growth stocks' dominant performance over value stocks reversed, encouraging a rally among previously depressed sectors. This shift intensified as many high-profile companies issued earnings warnings in the second half of the year. The Fund's three largest stock sectors -- utilities, energy minerals and real estate -- delivered excellent returns in this environment, contributing to strong Fund performance. Utility stocks, our largest sector weighting at period-end, benefited from a combination of solid earnings growth, favorable electric supply and demand characteristics, rapid growth from non-regulated assets and declining interest rates during the latter half of the year. Additionally, utility stocks attracted more investors as they rotated out of more speculative, high-growth and "new economy" issues. Although we believed the utility group's increasing growth rates would continue to attract investors in the near term, we took the opportunity to scale back several utility positions at a profit as their valuations rose.

The Fund's energy positions also performed well as companies seemed to benefit from the positive implications of rising oil and natural gas prices. Although we took profits in select energy positions, we believed many energy companies remained attractive despite our outlook for



                                                                           FI-1
PAGE

Top Five Stock Holdings
Franklin Income Securities Fund
12/31/00

 Company                          % of Total
 Industry                         Net Assets
--------------------------------------------
   Philip Morris Cos. Inc.            7.8%
   Consumer Non-Durables

   Public Service Enterprise
   Group Inc.                         1.6%
   Utilities

   American Electric Power
   Co Inc.                            1.6%
   Utilities

   Xcel Energy Inc.                   1.6%
   Utilities

   Texas Utilities (TXU Corp.)        1.5%
   Utilities

Top Five Bond Holdings
Franklin Income Securities Fund
12/31/00

                                  % of Total
 Issuer                           Net Assets
--------------------------------------------
   Republic of Brazil
   11.00%, 8/1/40                      2.0%

   Republic of Brazil, FRN
   7.375%, 4/15/06                     1.8%

   Conproca SA, SF
   12.00%, 6/16/10                     1.5%

   Republic of Argentina, L
   6.00%, 3/31/23                      1.3%

   Republic of Argentina
   11.75%, 6/15/15                     1.2%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

lower energy prices in the future. Even with these sales, the sector still remained one of the Fund's largest allocations as of December 31, 2000, as a result of share price appreciation and a new investment in Petroleo Brasilero (Petrobras), one of Latin America's largest energy companies.

The Fund's real estate holdings also benefited as many investors perceived a measure of safety within the sector. Heading into 2001, we still found these issues attractive given our assessment of solid growth prospects and comparatively low valuations. Seeking to take advantage of temporary weakness during the period, we added to our existing positions in Host Marriott and Reckson Associates convertible preferred stocks. We also initiated a convertible bond position in Equity Office Properties, a leading office real estate investment trust (REIT). In other sectors, we sold two non-core positions, Qwest Communications and GM Hughes Electronics, as they became, in our opinion, fully valued.

Economic uncertainty, increasing high yield default rates and cash outflows from dedicated high yield mutual funds contributed to overall weak performance by the Fund's corporate bond holdings. As their prices fell, high yield corporate bonds' yield spreads to Treasury bonds, or the higher yield paid by lower-rated securities, widened most of the year, reaching levels not seen since the recession of 1990-1991. Although the current environment of slowing economic growth is of some concern, we believe high yield bond spreads generally appear to discount a worst-case scenario for economic progress, making investments in certain issuers attractive at year-end 2000 levels. With this in mind, we invested in bonds from EchoStar Communications, a direct broadcast satellite provider, and Global Crossing, which handles fiber optic communications infrastructures. We believe both companies possess excellent market positions and long-term growth prospects, which bodes well for their credit outlook and total return potential.

The foreign bond sector performed well during the period as many issuing countries enacted favorable economic and political reforms. Our Latin American and Russian bond positions, which experienced positive fundamental developments, led the group's strong performance. The Latin American region generally continued to benefit from improving economic fundamentals and renewed investor confidence in several countries. Brazil, representing the Fund's largest foreign bond holding, focused on fiscal and monetary reforms that led to inflation stabilization and lower interest rates. Our Russian bonds performed

FI-2
PAGE

extremely well as the government made a relatively smooth transition to a new president, Vladimir Putin, earlier in the year. As a result of this strength and lingering reform implementation concerns, we sold the Fund's Russian bond positions at a considerable profit. We also sold our Korean bonds at an attractive valuation, and reduced the weightings in several other foreign bond positions that appreciated, leading to an overall reduction in our foreign bond weighting by year's end.

As we look forward to 2001, wider spreads in the corporate bond market and increasingly attractive valuations in the equity markets should present many compelling investment opportunities. As always, we remain committed to our value-oriented approach and will continue to search for new investments across asset classes and industries.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                           FI-3
PAGE

Franklin Income
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Income Securities Fund - Class 2*
Periods ended 12/31/00
                                                                             Since      Since Class 2
                                                                          Inception      Inception
                                    1-Year       5-Year       10-Year     (1/24/89)       (1/6/99)
                               ----------------------------------------------------------------------
 Average Annual Total Return       +19.43%       +9.15%    +12.81%       +10.71%            +7.74%
 Cumulative Total Return           +19.43%      +54.89%   +233.78%      +236.82%           +15.93%
 Value of $10,000 Investment       $11,943      $15,489    $33,378       $33,682           $11,593

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Income Securities Fund - Class 2*, Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Index and the Lipper VIP Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Income Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index**, the Lehman Brothers Government/Credit Index** and the Lipper VIP Income Funds Objective Average** from 1/1/91-12/31/00.

                     Franklin Income              S&P 500         Lehman Brothers    Lipper VIP Income
                   Securities Fund -                            Government/Credit        Funds Average
                            Class II                                        Index
            -------------------------------------------------------------------------------------------
     01/01/1991              $10,000              $10,000                 $10,000              $10,000
     01/31/1991    2.83%     $10,283      4.36%   $10,436     1.12%       $10,112    3.11%     $10,311
     02/28/1991    9.83%     $11,294      7.15%   $11,182     0.86%       $10,199    4.55%     $10,780
     03/31/1991    3.13%     $11,648      2.42%   $11,453     0.69%       $10,269    1.67%     $10,960
     04/30/1991    3.65%     $12,073      0.24%   $11,480     1.15%       $10,387    1.14%     $11,085
     05/31/1991    2.01%     $12,315      4.31%   $11,975     0.46%       $10,435    2.28%     $11,338
     06/30/1991    0.20%     $12,340     -4.58%   $11,427    -0.11%       $10,424   -1.98%     $11,113
     07/31/1991    4.32%     $12,873      4.66%   $11,959     1.25%       $10,554    3.51%     $11,503
     08/31/1991    1.69%     $13,091      2.37%   $12,243     2.30%       $10,797    2.34%     $11,773
     09/30/1991    1.81%     $13,327     -1.67%   $12,038     2.09%       $11,022    0.19%     $11,795
     10/31/1991    2.78%     $13,698      1.34%   $12,199     0.89%       $11,121    1.60%     $11,984
     11/30/1991    0.72%     $13,796     -4.03%   $11,708     1.00%       $11,232   -1.67%     $11,784
     12/31/1991    0.55%     $13,873     11.44%   $13,047     3.37%       $11,610    6.59%     $12,560
     01/31/1992    3.70%     $14,386     -1.86%   $12,804    -1.48%       $11,438    0.03%     $12,564
     02/29/1992    2.35%     $14,724      1.29%   $12,970     0.53%       $11,499    1.57%     $12,761
     03/31/1992    0.52%     $14,801     -1.95%   $12,717    -0.55%       $11,436   -1.25%     $12,602
     04/30/1992    1.11%     $14,964      2.94%   $13,091     0.60%       $11,504    1.10%     $12,740
     05/31/1992    1.90%     $15,248      0.49%   $13,155     1.94%       $11,728    1.39%     $12,917
     06/30/1992    0.83%     $15,375     -1.49%   $12,959     1.46%       $11,899   -0.28%     $12,881
     07/31/1992    2.57%     $15,770      4.09%   $13,489     2.56%       $12,203    2.80%     $13,242
     08/31/1992   -0.07%     $15,758     -2.05%   $13,212     0.89%       $12,312   -0.77%     $13,140
     09/30/1992   -0.29%     $15,712      1.17%   $13,367     1.37%       $12,481    1.01%     $13,273
     10/31/1992   -1.03%     $15,549      0.34%   $13,412    -1.53%       $12,290    0.01%     $13,274
     11/30/1992    0.60%     $15,642      3.40%   $13,868    -0.09%       $12,279    2.00%     $13,539
     12/31/1992    1.26%     $15,839      1.23%   $14,039     1.72%       $12,490    1.42%     $13,732
     01/31/1993    2.20%     $16,187      0.84%   $14,157     2.18%       $12,762    1.82%     $13,982
     02/28/1993    2.01%     $16,512      1.36%   $14,349     2.08%       $13,028    1.17%     $14,145
     03/31/1993    1.90%     $16,826      2.11%   $14,652     0.34%       $13,072    1.90%     $14,414
     04/30/1993    0.83%     $16,965     -2.42%   $14,297     0.77%       $13,173   -0.46%     $14,348
     05/31/1993    1.30%     $17,185      2.67%   $14,679    -0.05%       $13,166    1.58%     $14,574
     06/30/1993    1.90%     $17,511      0.29%   $14,722     2.27%       $13,465    1.10%     $14,735
     07/31/1993    1.70%     $17,809     -0.40%   $14,663     0.64%       $13,551    0.60%     $14,823
     08/31/1993    1.60%     $18,094      3.79%   $15,219     2.30%       $13,863    2.50%     $15,194
     09/30/1993    0.59%     $18,201     -0.77%   $15,101     0.35%       $13,911    0.37%     $15,250
     10/31/1993    1.76%     $18,522      2.07%   $15,414     0.41%       $13,968    1.14%     $15,424
     11/30/1993   -0.58%     $18,415     -0.95%   $15,268    -1.13%       $13,810   -1.18%     $15,242
     12/31/1993    2.00%     $18,783      1.21%   $15,452     0.44%       $13,871    1.58%     $15,483
     01/31/1994    0.89%     $18,950      3.40%   $15,978     1.50%       $14,079    2.23%     $15,828
     02/28/1994   -1.38%     $18,688     -2.71%   $15,545    -2.18%       $13,772   -1.60%     $15,575
     03/31/1994   -3.75%     $17,987     -4.36%   $14,867    -2.45%       $13,435   -3.33%     $15,056
     04/30/1994   -0.20%     $17,951      1.28%   $15,057    -0.83%       $13,323    0.09%     $15,069
     05/31/1994   -0.73%     $17,820      1.64%   $15,304    -0.18%       $13,299    0.13%     $15,089
     06/30/1994   -0.78%     $17,682     -2.45%   $14,929    -0.23%       $13,269   -1.45%     $14,870
     07/31/1994    1.60%     $17,964      3.28%   $15,419     2.00%       $13,534    2.16%     $15,191
     08/31/1994    1.30%     $18,198      4.10%   $16,051     0.04%       $13,540    1.88%     $15,477
     09/30/1994   -0.88%     $18,038     -2.44%   $15,659    -1.51%       $13,335   -1.65%     $15,222
     10/31/1994    0.26%     $18,085      2.25%   $16,012    -0.11%       $13,320    0.63%     $15,318
     11/30/1994   -1.22%     $17,864     -3.64%   $15,429    -0.18%       $13,297   -2.17%     $14,985
     12/31/1994   -1.45%     $17,605      1.48%   $15,657     0.66%       $13,384    0.65%     $15,083
     01/31/1995    1.05%     $17,790      2.59%   $16,063     1.92%       $13,641    1.07%     $15,244
     02/28/1995    1.73%     $18,098      3.90%   $16,689     2.32%       $13,958    2.73%     $15,660
     03/31/1995    1.29%     $18,331      2.95%   $17,182     0.67%       $14,051    1.61%     $15,912
     04/30/1995    2.89%     $18,860      2.94%   $17,687     1.40%       $14,248    2.03%     $16,235
     05/31/1995    3.46%     $19,512      4.00%   $18,394     4.19%       $14,845    3.71%     $16,838
     06/30/1995    1.12%     $19,730      2.32%   $18,821     0.80%       $14,964    1.79%     $17,139
     07/31/1995    1.39%     $20,005      3.32%   $19,446    -0.39%       $14,905    1.97%     $17,477
     08/31/1995    0.98%     $20,201      0.25%   $19,494     1.28%       $15,096    0.75%     $17,608
     09/30/1995    2.27%     $20,659      4.22%   $20,317     1.02%       $15,250    1.86%     $17,935
     10/31/1995   -0.06%     $20,646     -0.36%   $20,244     1.47%       $15,474   -0.15%     $17,908
     11/30/1995    1.65%     $20,986      4.39%   $21,133     1.65%       $15,730    2.71%     $18,394
     12/31/1995    2.68%     $21,549      1.93%   $21,541     1.47%       $15,961    1.13%     $18,601
     01/31/1996    2.85%     $22,164      3.40%   $22,273     0.62%       $16,060    1.97%     $18,968
     02/29/1996   -1.65%     $21,798      0.93%   $22,480    -2.12%       $15,719   -0.27%     $18,917
     03/31/1996   -0.06%     $21,785      0.96%   $22,696    -0.84%       $15,587    0.42%     $18,996
     04/30/1996   -0.42%     $21,693      1.47%   $23,030    -0.69%       $15,480    0.40%     $19,072
     05/31/1996    1.15%     $21,942      2.58%   $23,624    -0.17%       $15,453    0.91%     $19,246
     06/30/1996    2.18%     $22,419      0.38%   $23,713     1.33%       $15,659    0.26%     $19,296
     07/31/1996   -1.80%     $22,015     -4.42%   $22,665     0.23%       $15,695   -2.39%     $18,835
     08/31/1996    1.52%     $22,349      2.11%   $23,144    -0.25%       $15,656    1.54%     $19,125
     09/30/1996    2.00%     $22,795      5.63%   $24,447     1.78%       $15,934    3.33%     $19,761
     10/31/1996    1.71%     $23,185      2.76%   $25,121     2.33%       $16,306    1.61%     $20,080
     11/30/1996    2.94%     $23,868      7.56%   $27,020     1.84%       $16,606    4.31%     $20,945
     12/31/1996    0.47%     $23,980     -1.98%   $26,485    -1.11%       $16,421   -0.93%     $20,750
     01/31/1997    1.51%     $24,342      6.25%   $28,141     0.12%       $16,441    2.50%     $21,269
     02/28/1997    1.55%     $24,718      0.78%   $28,360     0.21%       $16,476    0.28%     $21,329
     03/31/1997   -2.20%     $24,175     -4.11%   $27,195    -1.19%       $16,280   -2.06%     $20,889
     04/30/1997    0.35%     $24,258      5.97%   $28,818     1.46%       $16,517    2.23%     $21,355
     05/31/1997    3.33%     $25,066      6.09%   $30,573     0.93%       $16,671    3.54%     $22,111
     06/30/1997    2.01%     $25,571      4.48%   $31,943     1.20%       $16,871    2.47%     $22,657
     07/31/1997    2.51%     $26,213      7.96%   $34,486     3.06%       $17,387    4.74%     $23,731
     08/31/1997   -0.58%     $26,060     -5.60%   $32,554    -1.12%       $17,192   -2.11%     $23,230
     09/30/1997    3.23%     $26,900      5.48%   $34,338     1.57%       $17,462    3.20%     $23,974
     10/31/1997   -1.70%     $26,442     -3.34%   $33,191     1.60%       $17,742   -1.41%     $23,636
     11/30/1997    2.77%     $27,176      4.63%   $34,728     0.53%       $17,836    1.49%     $23,988
     12/31/1997    3.32%     $28,077      1.72%   $35,326     1.05%       $18,023    1.27%     $24,293
     01/31/1998   -0.98%     $27,802      1.11%   $35,718     1.41%       $18,277    0.72%     $24,467
     02/28/1998    1.54%     $28,230      7.21%   $38,293    -0.20%       $18,241    2.79%     $25,150
     03/31/1998    3.09%     $29,101      5.12%   $40,253     0.31%       $18,297    2.24%     $25,713
     04/30/1998   -1.26%     $28,735      1.01%   $40,660     0.50%       $18,389    0.40%     $25,816
     05/31/1998   -1.17%     $28,398     -1.72%   $39,961     1.07%       $18,585   -0.34%     $25,729
     06/30/1998    0.14%     $28,437      4.06%   $41,583     1.02%       $18,775    1.02%     $25,991
     07/31/1998   -2.43%     $27,745     -1.07%   $41,138     0.08%       $18,790   -0.93%     $25,749
     08/31/1998   -5.35%     $26,261    -14.46%   $35,190     1.95%       $19,156   -5.18%     $24,415
     09/30/1998    5.84%     $27,796      6.41%   $37,445     2.86%       $19,704    3.48%     $25,265
     10/31/1998    0.36%     $27,897      8.13%   $40,490    -0.71%       $19,564    2.22%     $25,826
     11/30/1998    2.48%     $28,589      6.06%   $42,943     0.60%       $19,682    2.43%     $26,454
     12/31/1998   -0.18%     $28,538      5.76%   $45,417     0.25%       $19,731    1.99%     $26,980
     01/31/1999   -1.71%     $28,050      4.18%   $47,315     0.71%       $19,871    0.96%     $27,239
     02/28/1999   -2.95%     $27,223     -3.11%   $45,844    -2.38%       $19,398   -2.55%     $26,544
     03/31/1999    1.24%     $27,560      4.00%   $47,677     0.50%       $19,495    1.73%     $27,004
     04/30/1999    5.32%     $29,026      3.87%   $49,522     0.25%       $19,544    3.35%     $27,908
     05/31/1999   -0.06%     $29,009     -2.36%   $48,354    -1.03%       $19,343   -1.01%     $27,626
     06/30/1999    0.00%     $29,009      5.55%   $51,037    -0.31%       $19,283    1.48%     $28,035
     07/31/1999   -1.16%     $28,672     -3.12%   $49,445    -0.28%       $19,229   -1.24%     $27,688
     08/31/1999    0.20%     $28,730     -0.50%   $49,198    -0.08%       $19,213   -0.72%     $27,488
     09/30/1999   -1.00%     $28,443     -2.74%   $47,850     0.90%       $19,386   -1.10%     $27,186
     10/31/1999    0.13%     $28,480      6.33%   $50,879     0.26%       $19,437    1.90%     $27,702
     11/30/1999   -1.94%     $27,927      2.03%   $51,912    -0.06%       $19,425    0.47%     $27,833
     12/31/1999    0.07%     $27,947      5.89%   $54,969    -0.61%       $19,306    1.79%     $28,331
     01/31/2000    0.55%     $28,100     -5.02%   $52,210    -0.03%       $19,301   -1.60%     $27,877
     02/29/2000   -1.56%     $27,662     -1.89%   $51,223     1.25%       $19,542   -0.59%     $27,713
     03/31/2000    1.45%     $28,063      9.78%   $56,232     1.45%       $19,825    4.53%     $28,968
     04/30/2000    3.41%     $29,020     -3.01%   $54,540    -0.49%       $19,728   -1.05%     $28,664
     05/31/2000    1.84%     $29,554     -2.05%   $53,422    -0.09%       $19,710    0.13%     $28,702
     06/30/2000    0.60%     $29,731      2.46%   $54,736     2.04%       $20,112    0.98%     $28,983
     07/31/2000    1.20%     $30,088     -1.56%   $53,882     1.06%       $20,326    0.22%     $29,047
     08/31/2000    5.70%     $31,803      6.21%   $57,228     1.41%       $20,612    3.64%     $30,104
     09/30/2000    1.89%     $32,404     -5.28%   $54,207     0.38%       $20,690   -0.79%     $29,866
     10/31/2000   -1.58%     $31,892     -0.42%   $53,979     0.63%       $20,821   -0.14%     $29,824
     11/30/2000   -0.77%     $31,647     -7.88%   $49,725     1.71%       $21,177   -2.73%     $29,010
     12/31/2000    5.47%     $33,378      0.49%   $49,969     1.97%       $21,594    2.72%     $29,799


**Source: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

FI-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

                                                                                          Class 1
                                                        -----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                        -----------------------------------------------------------------------
                                                           2000          1999          1998           1997           1996
                                                        -----------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  14.69       $ 16.92      $    18.37      $    17.21      $    16.47
                                                        -----------------------------------------------------------------------
Income from investment operations:
 Net investment income (a) ..........................       1.17          1.19            1.37            1.40            1.32
 Net realized and unrealized gains (losses) .........       1.40         (1.43)          (1.07)           1.38             .44
                                                        -----------------------------------------------------------------------
Total from investment operations ....................       2.57          (.24)            .30            2.78            1.76
                                                        -----------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (1.85)        (1.46)          (1.42)          (1.33)           (.87)
 Net realized gains .................................       (.71)         (.53)           (.33)           (.29)           (.15)
                                                        -----------------------------------------------------------------------
Total distributions .................................      (2.56)        (1.99)          (1.75)          (1.62)          (1.02)
                                                        -----------------------------------------------------------------------
Net asset value, end of year ........................   $  14.70       $ 14.69      $    16.92      $    18.37      $    17.21
                                                        =======================================================================
Total return (b) ....................................      19.77%        (1.82)%          1.64%          17.09%          11.28%
Ratios/supplemental data
Net assets, end of year (000's) .....................   $647,370      $775,116      $1,185,840      $1,406,787      $1,350,659
Ratios to average net assets:
 Expenses ...........................................        .50%          .50%            .49%            .50%            .50%
 Net investment income ..............................       8.21%         7.41%           6.94%           7.53%           7.96%
Portfolio turnover rate .............................      23.92%        11.89%          12.22%          14.68%          15.28%

(a) Based on average shares outstanding effective year ended December 31, 1999.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.


                                                                            FI-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                 Class 2
                                                        -------------------------
                                                         Year Ended December 31,
                                                        -------------------------
                                                            2000        1999(c)
                                                        -----------   -----------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................    $  14.65       $ 17.07
                                                         --------       -------
Income from investment operations:
 Net investment income (a) ..........................        1.14          1.10
 Net realized and unrealized gains (losses) .........        1.39         (1.53)
                                                         --------       -------
Total from investment operations ....................        2.53          (.43)
                                                         --------       -------
Less distributions from:
 Net investment income ..............................       (1.81)        (1.46)
 Net realized gains .................................        (.71)         (.53)
                                                         --------       -------
Total distributions .................................       (2.52)        (1.99)
                                                         --------       -------
Net asset value, end of year ........................    $  14.66       $ 14.65
                                                         ========       =======
Total return (b) ....................................       19.43%        (2.93)%
Ratios/supplemental data
Net assets, end of year (000's) .....................    $  2,534       $ 1,302
Ratios to average net assets:
 Expenses ...........................................         .75%          .75%(d)
 Net investment income ..............................        7.99%         7.36%(d)
Portfolio turnover rate .............................       23.92%        11.89%

(a) Based on average shares outstanding.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Annualized


                       See notes to financial statements.

FI-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                       COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
        Common Stocks 35.0%
        Communications .5%
        Telecom Argentina Stet-France Telecom SA, ADR ..........       Argentina        200,000      $  3,137,500
                                                                                                     ------------
        Consumer Durables .7%
        General Motors Corp. ...................................   United States         90,000         4,584,375
                                                                                                     ------------
        Consumer Non-Durables 8.5%
        Philip Morris Cos. Inc. ................................   United States      1,150,000        50,600,000
        R.J. Reynolds Tobacco Holdings Inc. ....................   United States         83,400         4,065,750
        UST Inc. ...............................................   United States         10,000           280,625
                                                                                                     ------------
                                                                                                       54,946,375
                                                                                                     ------------
        Energy Minerals 2.6%
        Athabasca Oil Sands Trust ..............................       Canada           270,000         5,231,025
        BP Prudhoe Bay Royalty Trust ...........................   United States         50,000           618,750
    (a) Canadian Oil Sands Trust Units .........................       Canada           230,000         4,425,433
    (a) Chesapeake Energy Corp. ................................   United States        240,000         2,430,000
    (a) Petroleo Brasileiro SA-Petrobras, ADR ..................       Brazil           136,000         3,434,000
        Ultramar Diamond Shamrock Corp. ........................   United States         20,500           632,938
                                                                                                     ------------
                                                                                                       16,772,146
                                                                                                     ------------
(a,d,e) Health Services .2%
        Continucare Corp. ......................................   United States      3,591,464         1,122,333
                                                                                                     ------------
        Non-Energy Minerals 2.3%
        Anglo American Platinum Corp. Ltd., ADR ................    South Africa        100,000         4,575,000
        Anglogold Ltd., ADR ....................................    South Africa        272,100         4,064,494
        De Beers Consolidated Mines AG, ADR ....................    South Africa         40,000         1,070,000
        Impala Platinum Holdings Ltd., ADR .....................    South Africa        100,000         5,050,000
                                                                                                     ------------
                                                                                                       14,759,494
                                                                                                     ------------
    (a) Process Industries
        Dan River Inc., A ......................................   United States         11,700            25,974
                                                                                                     ------------
        Real Estate .9%
        FelCor Lodging Trust Inc. ..............................   United States        197,700         4,732,444
        Liberty Property Trust .................................   United States         50,000         1,428,125
                                                                                                     ------------
                                                                                                        6,160,569
                                                                                                     ------------
        Utilities 19.3%
        American Electric Power Co. Inc. .......................   United States        220,000        10,230,000
        Cinergy Corp. ..........................................   United States        180,000         6,322,500
        Dominion Resources Inc. ................................   United States         80,000         5,360,000
        DTE Energy Co. .........................................   United States         40,000         1,557,500
        Edison International ...................................   United States        160,000         2,500,000
        Energy East Corp. ......................................   United States        190,000         3,740,625
        Entergy Corp. ..........................................   United States        235,000         9,943,438
        Exelon Corp. ...........................................   United States         90,000         6,318,900
        FirstEnergy Corp. ......................................   United States        125,000         3,945,313
        FPL Group Inc. .........................................   United States         30,000         2,152,500
        GPU Inc. ...............................................   United States        160,000         5,890,000
        Hawaiian Electric Industries Inc. ......................   United States         86,500         3,216,719
        KeySpan Corp. ..........................................   United States         85,000         3,601,875
        PG&E Corp. .............................................   United States        246,000         4,920,000
        Potomac Electric Power Co. .............................   United States        180,000         4,447,800
    (a) Progress Energy Inc. ...................................   United States        190,000            85,500
        Public Service Enterprise Group Inc. ...................   United States        215,000        10,454,375
        Reliant Energy Inc. ....................................   United States        150,000         6,496,875
        Sempra Energy ..........................................   United States        180,000         4,185,000
        Sierra Pacific Resources ...............................   United States        137,200         2,203,775
        The Southern Co. .......................................   United States        240,000         7,980,000
        TXU Corp. ..............................................   United States        225,000         9,970,313
        Xcel Energy Inc. .......................................   United States        350,000        10,171,875
                                                                                                     ------------
                                                                                                      125,694,883
                                                                                                     ------------
        Total Common Stocks (Cost $151,559,437).................                                      227,203,649
                                                                                                     ------------

                                                                            FI-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                    COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
     Preferred Stocks .5%
     Process Industries .5%
     Asia Pulp & Paper Co. Ltd., 12.00%, pfd., 2/15/04 ......................      Indonesia       10,073,000     $  1,536,133
     Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold ..........    United States        108,800        1,897,200
                                                                                                                  ------------
     Total Preferred Stocks (Cost $11,467,768)...............................                                        3,433,333
                                                                                                                  ------------
     Convertible Preferred Stocks 11.8%
     Energy Minerals 3.1%
     Enron Corp., 7.00%, cvt. pfd. ..........................................    United States         62,500        3,011,719
     Kerr-McGee Corp., 5.50%, cvt. pfd. .....................................    United States         81,300        4,481,663
     Lomak Financing Trust, 5.75%, cvt. pfd. ................................    United States        140,000        4,182,500
     Newfield Financial Trust I, 6.50%, cvt. pfd. ...........................    United States         65,000        4,647,500
     Nuevo Financing I, 5.75%, cvt. pfd., A .................................    United States        140,000        3,710,000
                                                                                                                  ------------
                                                                                                                    20,033,382
                                                                                                                  ------------
     Industrial Services .9%
     Weatherford International Inc., 5.00%, cvt. pfd. .......................    United States        120,000        5,970,000
                                                                                                                  ------------
     Non-Energy Minerals .5%
     Battle Mountain Gold Co., $3.25, cvt. pfd...............................    United States         66,300        1,955,850
     Hecla Mining Co., 7.00%, cvt. pfd., B ..................................    United States         70,000          420,000
     Kinam Gold Inc., $3.75, cvt. pfd., B....................................        Canada           150,000        1,125,000
                                                                                                                  ------------
                                                                                                                     3,500,850
                                                                                                                  ------------
     Process Industries .3%
     Georgia-Pacific Group, 7.50%, cvt. pfd. ................................    United States         50,000        1,715,625
                                                                                                                  ------------
     Real Estate 5.1%
     Apartment Investment & Management Co., 8.00%, cvt. pfd., K .............    United States        160,000        4,880,000
     Archstone Communities Trust, $1.75, cvt. pfd., A........................    United States        100,000        3,525,000
     Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A .....................    United States        330,000        5,568,750
     Host Marriott Corp., 6.75%, cvt. pfd. ..................................    United States        130,000        5,663,125
     Innkeepers USA Trust, 8.625%, cvt. pfd., A .............................    United States        175,000        3,171,875
     ProLogis Trust, 7.00%, cvt. pfd., B ....................................    United States        100,000        2,893,750
     Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ..................    United States        190,000        4,488,750
     Vornado Realty Trust, 6.50%, cvt. pfd., A ..............................    United States         51,700        2,791,800
                                                                                                                  ------------
                                                                                                                    32,983,050
                                                                                                                  ------------
     Transportation .5%
     Union Pacific Capital Trust, 6.25%, cvt. pfd. ..........................    United States         70,000        3,255,000
                                                                                                                  ------------
     Utilities 1.4%
     CMS Energy Trust I, 7.75%, cvt. pfd. ...................................    United States        160,000        7,120,000
     Dominion Resources Inc., 9.50%, cvt. pfd. ..............................    United States         35,500        2,218,750
                                                                                                                  ------------
                                                                                                                     9,338,750
                                                                                                                  ------------
     Total Convertible Preferred Stocks (Cost $88,627,442)...................                                       76,796,657
                                                                                                                  ------------

FI-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                           PRINCIPAL
                                                                                               COUNTRY      AMOUNT*        VALUE
------------------------------------------------------------------------------------------------------------------------------------
       Bonds 19.1%
 (a,c) Commercial Services
       AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .............  United States  $1,000,000   $      5,100
                                                                                                                        ------------
       Communications 2.4%
       Dobson Communications Corp., senior sub. note, 10.875%, 7/01/10 ...................  United States   3,500,000      3,465,000
       Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 .......................     Bermuda      4,000,000      3,800,000
       McLeodUSA Inc., senior note, 8.125%, 2/15/09 ......................................  United States     800,000        690,000
       Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .................................  United States   3,000,000        615,000
       Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ........................  United States   1,000,000      1,080,000
       Williams Communications, Group Inc., senior note, 10.875%, 10/01/09 ...............  United States   3,290,000      2,467,500
       XO Communications Inc., senior note, 10.75%, 6/01/09 ..............................  United States   4,000,000      3,320,000
                                                                                                                        ------------
                                                                                                                          15,437,500
                                                                                                                        ------------
       Consumer Durables .2%
       E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ........................  United States   3,750,000      1,256,250
                                                                                                                        ------------
       Consumer Non-Durables 2.9%
       Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ...................................    Argentina     1,900,000      1,239,750
       Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ..............................  United States   2,197,000      1,658,735
       Evenflo Company Inc., B, senior note, 11.75%, 8/15/06 .............................  United States   2,000,000      1,410,000
       Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ................................  United States   6,900,000      6,762,000
       Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ..................  United States   4,000,000      3,880,000
       Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .................  United States   5,800,000      3,132,000
       The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 ....................  United States     500,000        487,500
                                                                                                                        ------------
                                                                                                                          18,569,985
                                                                                                                        ------------
       Consumer Services 4.1%
       Adelphia Communications Corp., senior note, 7.875%, 5/01/09 .......................  United States   2,800,000      2,296,000
       Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .....................  United States   1,000,000        970,000
 (a,c) AMF Bowling Worldwide Inc., senior sub. note, B,10.875%, 3/15/06 ..................  United States     650,000         94,250
       Cablevision SA, 13.75%, 5/01/09 ...................................................    Argentina     1,000,000        732,500
       Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 .......................  United States   1,000,000        967,500
       CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ..............................  United States   4,000,000      4,060,000
       EchoStar Broadband Corp., senior note, 144A, 10.375%, 10/01/07 ....................  United States   3,400,000      3,357,500
       Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ...........................  United States     500,000        497,500
       Harveys Casino Resorts, senior sub. note, 10.625%, 6/01/06 ........................  United States   2,200,000      2,255,000
       Lone Cypress Co., sub. note, 11.50%, 8/01/09 ......................................  United States   5,167,842      5,090,325
       NTL Communications Corp., senior note, 144A, 11.875%, 10/01/10 ....................  United States   1,800,000      1,611,000
       Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.625%, 1/15/09 .....  United States   2,500,000      1,212,500
       Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ...........................  United States   2,300,000      2,371,875
       Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ..................  United States   1,000,000      1,000,000
                                                                                                                        ------------
                                                                                                                          26,515,950
                                                                                                                        ------------
 (a,c) Electronic Technology .1%
       Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ...............................  United States   6,000,000        765,000
                                                                                                                        ------------
       Energy Minerals 3.0%
       Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ....................  United States   3,000,000      2,865,000
       Chesapeake Energy Corp., senior note, B, 7.875%, 3/15/04 ..........................  United States     500,000        492,500
       Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 .....................      Mexico      9,000,000      9,508,500
       Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 .........................  United States   4,000,000      3,490,000
       Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 ............................  United States     950,000      1,007,000
       P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .....................  United States   1,200,000      1,201,500
       Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 .......................  United States   1,000,000      1,005,000
                                                                                                                        ------------
                                                                                                                          19,569,500
                                                                                                                        ------------
       Finance .5%
       Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .............................  United States   3,000,000      2,970,000
                                                                                                                        ------------
       Health Technology .1%
       Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ....................  United States   2,400,000        540,000
                                                                                                                        ------------

                                                                            FI-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                       PRINCIPAL
                                                                                        COUNTRY         AMOUNT*         VALUE
                                                                                    --------------- -------------- --------------
      Industrial Services 1.0%
      Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 .....    United States   $ 4,000,000    $  3,780,000
      First Wave Marine Inc., senior note, 11.00%, 2/01/08 ......................    United States     1,000,000         125,000
      Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08.........    United States     1,000,000         995,000
      R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 ..........................    United States     2,000,000       1,910,000
                                                                                                                    ------------
                                                                                                                       6,810,000
                                                                                                                    ------------
      Process Industries 3.2%
      Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 .............    United States     6,000,000       3,540,000
      Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ...............    United States    10,000,000       2,050,000
      Four M Corp., senior note, B, 12.00%, 6/01/06 .............................    United States     2,000,000       1,930,000
      Hercules Inc., A, senior note, 144A, 11.125%, 11/15/07 ....................    United States     1,700,000       1,708,500
      Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 .....................    United States     4,000,000       3,780,000
(a,c) RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ..........................    United States    10,000,000         775,000
      Riverwood International, senior sub. note, 10.875%, 4/01/08 ...............    United States     4,500,000       4,095,000
      Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ...............      Indonesia       8,000,000       3,300,000
                                                                                                                    ------------
                                                                                                                      21,178,500
                                                                                                                    ------------
      Producer Manufacturing 1.5%
      Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ..............    United States     4,000,000       3,100,000
      Nortek Inc., senior sub. note, 9.875%, 3/01/04 ............................    United States     2,400,000       2,250,000
      Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 .......    United States     2,000,000       1,310,000
      Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 ...................    United States     2,696,000       1,617,600
      Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 .........        Canada        2,350,000       1,445,250
                                                                                                                    ------------
                                                                                                                       9,722,850
                                                                                                                    ------------
      Technology Services .1%
      PSINet Inc., senior note, 10.50%, 12/01/06 ................................    United States     2,000,000         530,000
                                                                                                                    ------------
      Total Bonds (Cost $171,152,634)............................................                                    123,870,635
                                                                                                                    ------------
      Convertible Bonds 5.8%
      Electronic Technology 1.0%
      Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ..........................    United States     8,000,000       6,400,000
                                                                                                                    ------------
      Energy Minerals .2%
      Kerr-McGee Corp., cvt., 7.50%, 5/15/14 ....................................    United States     1,246,000       1,211,735
                                                                                                                    ------------
  (d) Health Services .1%
      Continucare Corp., cvt., 144A, 7.00%, 10/31/02 ............................    United States     2,317,073         463,415
                                                                                                                    ------------
      Industrial Services .5%
      Key Energy Services Inc., cvt., 5.00%, 9/15/04 ............................    United States     3,200,000       2,668,000
      Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 .......................    United States     1,000,000         860,000
                                                                                                                    ------------
                                                                                                                       3,528,000
                                                                                                                    ------------
      Non-Energy Minerals 1.4%
      Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ................................        Ghana         5,000,000       3,131,250
      Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ..........    United States       100,000          42,000
      Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ................    United States     6,000,000       1,890,000
      Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 .......................        Canada        7,000,000       4,182,500
                                                                                                                    ------------
                                                                                                                       9,245,750
                                                                                                                    ------------
      Producer Manufacturing .3%
      Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 .................    United States     5,000,000       2,096,875
                                                                                                                    ------------
      Real Estate 2.3%
      Equity Office Properties Trust, cvt., 144A, 7.25%, 11/15/08 ...............    United States     4,400,000       4,598,000
      Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02........................    United States     6,000,000       5,430,000
      Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ...............    United States     6,500,000       5,005,000
                                                                                                                    ------------
                                                                                                                      15,033,000
                                                                                                                    ------------
      Total Convertible Bonds (Cost $47,524,281).................................                                     37,978,775
                                                                                                                    ------------

FI-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                     PRINCIPAL
                                                                                    COUNTRY           AMOUNT*           VALUE
---------------------------------------------------------------------------------------------------------------------------------
Zero Coupon/Step-Up Bonds 4.9%
AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn.
  to 3/15/01, 12.25% thereafter, 3/15/06 .....................................   United States   $     2,438,000    $    353,510
APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 .....................     Indonesia          11,500,000         848,125
Charter Communications Holdings LLC, senior disc. note,
  zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ............................   United States         5,000,000       2,962,500
Crown Castle International Corp., senior disc. note, zero cpn.
  to 8/01/04, 11.25% thereafter, 8/01/11 .....................................   United States         5,800,000       3,929,500
Huntsman ICI Chemicals LLC, senior disc. note, zero cpn., 12/31/09 ...........   United States         7,500,000       2,100,000
Level 3 Communications Inc., senior disc. note, zero cpn.
  to 12/01/03, 10.50% thereafter 12/01/08 ....................................   United States         4,400,000       2,398,000
Mesa Operating Co., senior disc. note, zero cpn. to
  7/01/01, 11.625% thereafter, 7/01/06 .......................................   United States         1,300,000       1,300,000
Microcell Telecommunications Inc., senior disc. note, zero cpn.
  to 6/01/04, 12.00% thereafter, 6/01/09 .....................................   United States         3,000,000       2,010,000
Nextel Communications Inc., senior disc. note, zero cpn.
  to 2/15/03, 9.95% thereafter, 2/15/08 ......................................   United States         8,500,000       6,183,750
Nextel International Inc., senior disc. note, zero cpn. to
  4/15/03, 12.125% thereafter 4/15/08 ........................................   United States         5,000,000       2,662,500
Spectrasite Holdings Inc., senior disc. note, zero cpn. to
  4/15/04, 11.25% thereafter, 4/15/09 ........................................   United States         2,000,000       1,050,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to
  3/15/05, 12.875% thereafter, 3/15/10........................................   United States         4,000,000       2,020,000
United Pan-Europe Communications NV, senior disc. note, zero cpn.
  to 8/01/04, 12.50% thereafter, 8/01/09 .....................................    Netherlands          3,500,000       1,085,000
Voicestream Wireless Corp., senior disc. note, zero cpn. to
  11/15/04, 11.875% thereafter, 11/15/09 .....................................   United States         1,750,000       1,286,250
XO Communications Inc., senior note, zero cpn. to 6/01/04,
  12.25% thereafter, 6/01/09 .................................................   United States         4,000,000       2,020,000
                                                                                                                    ------------
Total Zero Coupon/Step-Up Bonds (Cost $42,272,464)............................                                        32,209,135
                                                                                                                    ------------
U.S. Government and Agency Securities 1.7%
FHLMC, 6.875%, 1/15/05 .......................................................   United States         7,000,000       7,291,081
U.S. Treasury Note, 5.875%, 11/15/04 .........................................   United States         4,000,000       4,105,548
                                                                                                                    ------------
Total U.S. Government and Agency Securities (Cost $10,796,173)................                                        11,396,629
                                                                                                                    ------------
Foreign Government and Agency Securities 8.7%
ESCOM, E168, utility deb., 11.00%, 6/01/08 ...................................   South Africa         27,000,000 ZAR   3,227,873
Republic of Argentina, 11.75%, 6/15/15 .......................................    Argentina            8,640,000       7,827,840
Republic of Argentina, L, 6.00%, 3/31/23 .....................................    Argentina           12,200,000       8,448,500
Republic of Brazil, 11.00%, 8/17/40 ..........................................      Brazil            16,162,000      13,232,633
Republic of Brazil, L, FRN, 7.375%, 4/15/06 ..................................      Brazil            12,848,000      11,972,730
Republic of Bulgaria, IAB, 7.75%, 7/28/11 ....................................     Bulgaria            5,000,000       3,775,000
Republic of South Africa, 12.00%, 2/28/05 ....................................   South Africa         23,000,000 ZAR   3,040,220
Republic of Turkey, 12.375%, 6/15/09 .........................................      Turkey             5,000,000       4,700,000
                                                                                                                    ------------
Total Foreign Government and Agency Securities (Cost $56,527,726).............                                        56,224,796
                                                                                                                    ------------
Total Long Term Investments (Cost $579,927,925)...............................                                       569,113,609
                                                                                                                    ------------

                                                                           FI-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                         PRINCIPAL
                                                                                          COUNTRY         AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
 (b)  Repurchase Agreement 10.1%
      Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $65,403,052)
        (Cost $65,359,136).........................................................   United States   $65,359,136    $ 65,359,136
      Barclays Capital Inc. (Maturity Value $6,422,580)
      Bear, Stearns & Co. Inc. (Maturity Value $3,670,636)
      BNP Paribas Corp. (Maturity Value $6,422,580)
      Chase Securities Inc. (Maturity Value $6,422,580)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $6,422,580)
      Goldman, Sachs & Co. (Maturity Value $6,422,580)
      Greenwich Capital Markets Inc. (Maturity Value $6,422,580)
      Lehman Brothers Inc. (Maturity Value $5,764,188)
      Nesbitt Burns Securities Inc. (Maturity Value $6,422,580)
      SG Cowen Securities Corp. (Maturity Value $4,587,588)
      UBS Warburg LLC (Maturity Value $6,422,580)
        Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
        Government Agency Securities
                                                                                                                      ------------
      Total Investments (Cost $645,287,061) 97.6%..................................                                    634,472,745
      Other Assets, less Liabilities 2.4% .........................................                                     15,430,646
                                                                                                                      ------------
      Net Assets 100.0% ...........................................................                                   $649,903,391
                                                                                                                      ============

Currency Abbreviations:
ZAR - South African Rand
* Principal amount is stated in U.S. dollars unless otherwise indicated.
(a) Non-income producing
(b) See Note 1(c) regarding joint repurchase agreement.
(c) See Note 6 regarding defaulted securities.
(d) The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at December 31, 2000 were $1,585,748.
(e) See Note 7 regarding restricted securities.

                       See notes to financial statements.

FI-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $ 579,927,925
                                                           -------------
  Value ...............................................      569,113,609
 Repurchase agreements, at value and cost .............       65,359,136
 Receivables:
  Investment securities sold ..........................        9,239,969
  Capital shares sold .................................           61,848
  Dividends and interest ..............................        8,253,890
                                                           -------------
    Total assets ......................................      652,028,452
                                                           -------------
Liabilities:
 Payables:
  Investment securities purchased .....................        1,009,908
  Capital shares redeemed .............................          788,299
  Affiliates ..........................................          265,324
  Professional fees ...................................           20,412
  Reports to shareholders .............................           29,376
 Other liabilities ....................................           11,742
                                                           -------------
    Total liabilities .................................        2,125,061
                                                           -------------
     Net assets, at value .............................    $ 649,903,391
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $  39,721,056
 Net unrealized depreciation ..........................      (10,815,607)
 Accumulated net realized gain ........................       34,959,174
 Capital shares .......................................      586,038,768
                                                           -------------
     Net assets, at value .............................    $ 649,903,391
                                                           =============
Class 1:
 Net assets, at value .................................    $ 647,369,707
                                                           =============
 Shares outstanding ...................................       44,033,732
                                                           =============
 Net asset value and offering price per share .........    $       14.70
                                                           =============
Class 2:
 Net assets, at value .................................    $   2,533,684
                                                           =============
 Shares outstanding ...................................          172,849
                                                           =============
 Net asset value and offering price per share .........    $       14.66
                                                           =============

                       See notes to financial statements.

                                                                           FI-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
(net of foreign taxes and fees of $50,995)
 Dividends ...............................................................     $ 20,666,826
 Interest ................................................................       38,744,176
                                                                               ------------
  Total investment income ................................................       59,411,002
                                                                               ------------
Expenses:
 Management fees (Note 3) ................................................        3,327,614
 Distribution fees - Class 2 (Note 3) ....................................            4,235
 Transfer agent fees .....................................................            9,274
 Custodian fees ..........................................................           44,809
 Professional fees (Note 3) ..............................................           37,556
 Other ...................................................................            7,411
                                                                               ------------
  Total expenses .........................................................        3,430,899
                                                                               ------------
   Net investment income .................................................       55,980,103
                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................       35,438,024
  Foreign currency transactions ..........................................          (57,176)
                                                                               ------------
   Net realized gain .....................................................       35,380,848
 Net unrealized appreciation on:
  Investments ............................................................       29,551,083
  Translation of assets and liabilities denominated in foreign currencies                62
                                                                               ------------
   Net unrealized appreciation ...........................................       29,551,145
                                                                               ------------
Net realized and unrealized gain .........................................       64,931,993
                                                                               ------------
Net increase in net assets resulting from operations .....................     $120,912,096
                                                                               ============

                       See notes to financial statements.

FI-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                 2000              1999
                                                                                            -------------------------------
 Increase (decrease) in net assets:
  Operations:
   Net investment income .................................................................  $   55,980,103   $   71,767,692
   Net realized gain from investments and foreign currency transactions ..................      35,380,848       24,830,510
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ....................................      29,551,145     (113,078,942)
                                                                                            -------------------------------
    Net increase (decrease) in net assets resulting from operations ......................     120,912,096      (16,480,740)
  Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................     (82,922,917)     (80,764,333)
    Class 2 ..............................................................................        (182,714)         (43,625)
   Net realized gains:
    Class 1 ..............................................................................     (32,026,055)     (28,938,989)
    Class 2 ..............................................................................         (60,736)         (15,631)
                                                                                            -------------------------------
  Total distributions to shareholders ....................................................    (115,192,422)    (109,762,578)
  Capital share transactions: (Note 2)
    Class 1 ..............................................................................    (133,391,500)    (284,567,490)
    Class 2 ..............................................................................       1,156,757        1,389,381
                                                                                            -------------------------------
  Total capital share transactions .......................................................    (132,234,743)    (283,178,109)
    Net decrease in net assets ...........................................................    (126,515,069)    (409,421,427)
 Net assets:
  Beginning of year ......................................................................     776,418,460    1,185,839,887
                                                                                            -------------------------------
  End of year ............................................................................  $  649,903,391   $  776,418,460
                                                                                            ===============================
 Undistributed net investment income included in net assets:
  End of year ............................................................................  $   39,721,056   $   66,903,760
                                                                                            ===============================

                       See notes to financial statements.

                                                                           FI-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Income Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 99% of the Fund's shares were sold through one insurance company. The Fund seeks growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements had been entered into on December 29, 2000.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FI-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to record all paydown gains and losses to investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Fund. The Fund estimates that the cumulative initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $67,255.

                                                                           FI-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters effecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                       Year Ended December 31,
                                                   ----------------------------------------------------------------
                                                               2000                              1999(a)
                                                   ----------------------------------------------------------------
                                                     Shares            Amount           Shares            Amount
Class 1 Shares:                                    ----------------------------------------------------------------
Shares sold ...................................      1,137,512    $   16,260,434        2,371,113    $   38,308,568
Shares issued in reinvestment of distributions       8,645,717       114,948,972        7,222,075       109,703,322
Shares redeemed ...............................    (18,513,063)     (264,600,906)     (26,903,414)     (432,579,380)
                                                   ----------------------------------------------------------------
Net decrease ..................................     (8,729,834)   $ (133,391,500)     (17,310,226)   $ (284,567,490)
                                                   ================================================================
Class 2 Shares:
Shares sold ...................................        310,184    $    4,402,959           85,908    $    1,343,308
Shares issued in reinvestment of distributions          18,197           243,450            3,906            59,256
Shares redeemed ...............................       (244,454)       (3,489,652)            (892)          (13,183)
                                                   ----------------------------------------------------------------
Net increase ..................................         83,927    $    1,156,757           88,922    $    1,389,381
                                                   ================================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                                 Affiliation
--------------------------------------------------------------------   -----------------------
       Franklin Templeton Services, LLC (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate     Daily Net Assets
----------------------------------------------------------------------------
  .625%                 First $100 million
   .50%                 Over $100 million, up to and including $250 million
   .45%                 Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $4,229 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

FI-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2000, the Fund has deferred currency losses occurring subsequent to October 31, 2000 of $19,458. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $645,287,061 was as follows:

  Unrealized appreciation .............   $  102,398,976
  Unrealized depreciation .............     (113,213,292)
                                          --------------
  Net unrealized depreciation .........   $  (10,814,316)
                                          ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $158,085,181 and $425,424,070, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 36.0% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2000, the Fund held defaulted securities with a value aggregating $1,639,350 representing
 .3% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

                                                              Acquisition
Shares      Issuer                                               Date           Cost         Value
------------------------------------------------------------------------------------------------------
3,591,464   Continucare Corp. (.17% of net assets) ...........  6/16/00       $2,469,132    $1,122,333
                                                                                            ==========

                                                                           FI-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

8. OTHER CONSIDERATIONS

Advisers, as manager of the Fund, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the Official Committee of Unsecured Creditors of AMF Bowling Worldwide, Inc. and Anacomp, Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

FI-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Independent Auditors' Report

To the Shareholders and Board of Trustees of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Income Securities Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                           FI-21
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $28,907,050 as capital gain dividends for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 18.86% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

FI-22


PAGE

                                 FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies, with significant positions expected in the technology sector (including computer hardware and software, telecommunications and electronics).
--------------------------------------------------------------------------------

After several years of uninterrupted growth, the U.S. economy finally began to show signs of deceleration during the second half of 2000. In the first half of the year, the gross domestic product's (GDP's) sizzling growth, combined with record low unemployment and above-average consumer spending, prompted the Federal Reserve Board (the Fed) to raise short-term interest rates three times in an attempt to slow the economy and keep inflation at bay. In the third and fourth quarters of 2000, annualized GDP growth dropped sharply, following rising energy prices, numerous corporate earnings warnings and reports of eroding consumer confidence. The Fed, which left rates unchanged since May, announced on December 19 that the risk of sluggish economic growth outweighed inflationary threats and adopted a bias toward easing interest rates. U.S. equity markets experienced severe volatility during the year. Most major U.S. stock market indexes posted negative annual returns after recording an unprecedented five consecutive years of double-digit gains. Technology stocks suffered the most as previously robust future growth expectations gave way to what we think are more realistic projections. The technology-laden Nasdaq Composite Index declined 38.83% from December 31, 1999, to December 31, 2000.(1)

We are pleased to report that Franklin Large Cap Growth Securities Fund weathered these challenging economic and market conditions quite well, outperforming its benchmark index, the Standard & Poor's 500 (S&P 500) Composite Index, which returned -9.11% for the year ended December 31, 2000. The Russell 1000(R) Index, a measure of large capitalization stocks, fell 7.79% for the same period.(2)

We attribute the Fund's strong performance in 2000 largely to our proactive and pre-emptive efforts in managing risk. Although the Fund benefited from its heavy exposure to technology stocks' stellar performance in prior years, we recognized that these shares appreciated

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

(2). Source: Standard and Poor's Micropal. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000(R) Index, which measures the 3,000 largest U.S. companies based on total market capitalization. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

This chart shows in horizontal bar format the industry breakdown, as a percentage of total net assets for Franklin Large Cap Growth Securities Fund, as of 12/31/00.

Electronic Technology                                18.5%
Health Technology                                    13.5%
Utilities                                            10.5%
Finance                                               9.5%
Technology Services                                   9.1%
Communications                                        7.2%
Retail Trade                                          5.2%
Consumer Non-Durables                                 4.4%
Energy Minerals                                       4.3%
Industrial Services                                   3.3%
Consumer Services                                     2.6%
Producer Manufacturing                                2.3%
Transportation                                        2.2%
Commercial Services                                   1.6%
Distribution Services                                 1.3%
Consumer Durables                                     0.7%
Short-Term Investments & Other Net Assets             3.8%


                                                                          FL-1
PAGE

Top 10 Holdings
Franklin Large Cap Growth
Securities Fund
12/31/00

 Company                         % of Total
 Industry                        Net Assets
-------------------------------------------
   Enron Corp.                        2.2%
   Industrial Services

   Exelon Corp.                       2.2%
   Utilities

   Johnson & Johnson                  2.1%
   Health Technology

   Procter & Gamble Co.               2.0%
   Consumer Non-Durables

   Royal Dutch Petroleum Co.          2.0%
   Energy Minerals

   AES Corp.                          1.9%
   Utilities

   Citigroup Inc.                     1.9%
   Finance

   Genentech Inc.                     1.9%
   Health Technology

   Schering-Plough Corp.              1.8%
   Health Technology

   McDonald's Corp.                   1.7%
   Consumer Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

to levels that entailed significant valuation risk. As early as January 2000, we began taking profits in our most richly valued technology stocks. We reinvested the proceeds from these sales into shares in what appeared to be more attractively valued industries such as electric utilities, pharmaceuticals and consumer products. Purchases included Exelon and Pinnacle West, which appreciated more than 50% by year's end, as well as Johnson & Johnson, Abbott Labs and Procter & Gamble, each up more than 30% since purchase to year-end.

The Fund's performance also benefited from the strong performance of our investments in energy-related companies including Enron, Barrett Resources and AES. Each of these stocks posted gains of more than 40% during the 12-month period. Other holdings that boosted the Fund's return were commercial service company Concord EFS and consumer non-durable company Philip Morris, up more than 70% for the year.

Predictably, several of the Fund's worst-performing stocks in 2000 were in the technology and telecommunications sectors. They included Lucent Technologies, Microsoft, Motorola, BMC Software, ATT, Sprint, WorldCom and Global Crossing. Each of these stocks declined more than 50% in value during the year. It should be noted, however, that despite the severe technology sell-off, this sector still produced many of the Fund's best-performing stocks of the year. These included CIENA, Brocade, SDL and Juniper Networks. All of these stocks appreciated more than 30% during the year, despite major declines in the fourth quarter.

In the last few weeks of the year, we took advantage of the technology sell-off to actively rebuild positions in the stocks of several exciting companies that we trimmed or completely sold earlier in the year at higher prices. We repurchased these stocks at valuations that made sense, in our opinion, from a risk-return perspective and included such leading technology and networking infrastructure companies as JDS Uniphase, Cisco Systems, CIENA and Juniper Networks. We also acted to position the Fund to benefit from a recovery in the shares of semiconductor and semiconductor equipment manufacturing companies such as Intel, Applied Materials and KLA-Tencor. This industry will most likely face challenges in the year ahead, but we believe that it represents an excellent long-term investment opportunity.

FL-2
PAGE

This significant exposure to a single sector may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio.(3)

Similarly, toward the end of the year, we built positions in the shares of several leading retailers, whose valuations reached levels that we believe factored in worse future economic news than is likely to actually come about. Examples included Lowe's, Best Buy, Williams-Sonoma and Federated Department Stores.

Looking forward, we are cautiously optimistic about the prospects for the U.S. economy and stock markets. We anticipate a "soft landing" where GDP growth slows to a more sustainable level and inflation remains modest. Nevertheless, we remain quite mindful that a U.S. economic slowdown may turn into a full-blown recession. Therefore, we believe it is important for the Fund to hold positions in diverse industries, including those that typically outperform the market during recessionary periods. Irrespective of the ultimate direction of the U.S. economy and financial markets in the year ahead, we remain firmly committed in our effort to build and maintain a portfolio that captures the most promising large-cap growth opportunities and achieves the optimal balance between risk and long-term returns. We will continue to employ our core investment philosophy of focusing on long-term growth opportunities offered by companies we believe have sustainable competitive advantages and superior management teams.

(3). There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                           FL-3
PAGE

Franklin Large Cap
Growth Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Large Cap Growth Securities Fund - Class 2*
Periods ended 12/31/00
                                                                 Since      Since Class 2
                                                              Inception      Inception
                                    1-Year        3-Year       (5/1/96)       (1/6/99)
                               ----------------------------------------------------------
 Average Annual Total Return        +5.46%        +18.51%    +18.81%            +16.38%
 Cumulative Total Return            +5.46%        +66.46%   +123.72%            +35.10%
 Value of $10,000 Investment       $10,546        $16,646    $22,372            $13,510

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/00)

The graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 2* and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index** from 5/1/96-12/31/00.

                                  Franklin Large Cap            S&P 500
                                   Growth Securities
                                     Fund - Class II
                --------------------------------------------------------
     05/01/1996                     $10,000                     $10,000
     05/31/1996         2.20%       $10,220         2.58%       $10,258
     06/30/1996        -0.39%       $10,180         0.38%       $10,297
     07/31/1996        -3.83%        $9,790        -4.42%        $9,842
     08/31/1996         3.98%       $10,180         2.11%       $10,050
     09/30/1996         7.17%       $10,910         5.63%       $10,615
     10/31/1996        -0.27%       $10,880         2.76%       $10,908
     11/30/1996         8.00%       $11,750         7.56%       $11,733
     12/31/1996        -3.32%       $11,360        -1.98%       $11,501
     01/31/1997         4.84%       $11,910         6.25%       $12,219
     02/28/1997        -3.69%       $11,470         0.78%       $12,315
     03/31/1997        -5.23%       $10,870        -4.11%       $11,809
     04/30/1997         3.86%       $11,290         5.97%       $12,514
     05/31/1997         8.68%       $12,270         6.09%       $13,276
     06/30/1997         1.70%       $12,479         4.48%       $13,870
     07/31/1997         6.50%       $13,290         7.96%       $14,974
     08/31/1997        -2.49%       $12,959        -5.60%       $14,136
     09/30/1997         6.03%       $13,740         5.48%       $14,911
     10/31/1997        -4.66%       $13,099        -3.34%       $14,413
     11/30/1997         1.68%       $13,320         4.63%       $15,080
     12/31/1997         0.90%       $13,440         1.72%       $15,339
     01/31/1998        -0.60%       $13,360         1.11%       $15,509
     02/28/1998         7.65%       $14,381         7.21%       $16,628
     03/31/1998         2.16%       $14,692         5.12%       $17,479
     04/30/1998         2.04%       $14,992         1.01%       $17,656
     05/31/1998        -3.21%       $14,512        -1.72%       $17,352
     06/30/1998         3.93%       $15,081         4.06%       $18,056
     07/31/1998        -2.13%       $14,759        -1.07%       $17,863
     08/31/1998       -12.94%       $12,849       -14.46%       $15,280
     09/30/1998         5.09%       $13,503         6.41%       $16,260
     10/31/1998         7.74%       $14,548         8.13%       $17,582
     11/30/1998         4.28%       $15,172         6.06%       $18,647
     12/31/1998         6.56%       $16,167         5.76%       $19,721
     01/31/1999         3.54%       $16,739         4.18%       $20,545
     02/28/1999        -3.54%       $16,147        -3.11%       $19,906
     03/31/1999         2.80%       $16,599         4.00%       $20,703
     04/30/1999         3.57%       $17,191         3.87%       $21,504
     05/31/1999        -1.29%       $16,970        -2.36%       $20,996
     06/30/1999         6.81%       $18,125         5.55%       $22,162
     07/31/1999        -1.75%       $17,808        -3.12%       $21,470
     08/31/1999        -0.57%       $17,707        -0.50%       $21,363
     09/30/1999        -2.45%       $17,273        -2.74%       $20,778
     10/31/1999         6.20%       $18,344         6.33%       $22,093
     11/30/1999         6.16%       $19,474         2.03%       $22,541
     12/31/1999         8.92%       $21,211         5.89%       $23,869
     01/31/2000        -0.14%       $21,181        -5.02%       $22,671
     02/29/2000         5.86%       $22,422        -1.89%       $22,242
     03/31/2000         4.46%       $23,422         9.78%       $24,418
     04/30/2000        -3.54%       $22,593        -3.01%       $23,683
     05/31/2000        -1.56%       $22,241        -2.05%       $23,197
     06/30/2000         6.73%       $23,737         2.46%       $23,768
     07/31/2000        -1.89%       $23,289        -1.56%       $23,397
     08/31/2000         8.77%       $25,331         6.21%       $24,850
     09/30/2000        -2.15%       $24,787        -5.28%       $23,538
     10/31/2000        -3.32%       $23,964        -0.42%       $23,439
     11/30/2000        -9.06%       $21,793        -7.88%       $21,592
     12/31/2000         2.65%       $22,372         0.49%       $21,698



**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

FL-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Highlights


                                                                                Class 1
                                                -----------------------------------------------------------------------
                                                                        Year Ended December 31,
                                                -----------------------------------------------------------------------
                                                    2000           1999           1998           1997          1996(c)
                                                -----------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $ 21.07        $ 16.08        $ 13.42        $ 11.36        $ 10.00
                                                -----------------------------------------------------------------------
Income from investment operations:
 Net investment incomea .....................         .09            .11            .10            .06            .03
 Net realized and unrealized gains ..........        1.14           4.96           2.62           2.02           1.33
                                                -----------------------------------------------------------------------
Total from investment operations ............        1.23           5.07           2.72           2.08           1.36
                                                -----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.11)          (.08)          (.06)          (.02)           --
 Net realized gains .........................       (1.16)            --             --             --            --
                                                -----------------------------------------------------------------------
Total distributions .........................       (1.27)          (.08)          (.06)          (.02)           --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................     $ 21.03        $ 21.07        $ 16.08        $ 13.42        $ 11.36
                                                =======================================================================
Total returnb ...............................        5.75%         31.65%         20.29%         18.31%         13.60%
Ratios/supplemental data
Net assets, end of year (000's) .............     $431,384       $407,515       $220,952       $109,355       $44,667
Ratios to average net assets:
 Expenses ...................................          .78%           .77%           .77%           .77%          .77%(d)
 Net investment income ......................          .43%           .63%          1.00%           .72%          .96%(d)
Portfolio turnover rate .....................        70.16%         41.78%         12.17%         19.90%         3.91%

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1996 (effective date) to December 31, 1996.
(d)Annualized

                                                                           FL-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Highlights (continued)


                                                         Class 2
                                                -------------------------
                                                 Year Ended December 31,
                                                -------------------------
                                                    2000         1999(c)
                                                -------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   21.01     $ 16.47
                                                -------------------------
Income from investment operations:
 Net investment incomea .....................          .03         .04
 Net realized and unrealized gains ..........         1.13        4.58
                                                -------------------------
Total from investment operations ............         1.16        4.62
                                                -------------------------
Less distributions from:
 Net investment income ......................         (.08)       (.08)
 Net realized gains .........................        (1.16)         --
                                                -------------------------
Total distributions .........................        (1.24)       (.08)
                                                -------------------------
Net asset value, end of year ................    $   20.93     $ 21.01
                                                =========================
Total returnb ...............................        5.46%      28.11%
Ratios/supplemental data
Net assets, end of year (000's) .............    $   1,081     $   542
Ratios to average net assets:
 Expenses ...................................        1.03%       1.02%(d)
 Net investment income ......................         .17%        .22%(d)
Portfolio turnover rate .....................       70.16%      41.78%

(a)Based on average shares outstanding.

(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Annualized


                       See notes to financial statements.

FL-6
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Statement of Investments, December 31, 2000



                                                              COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks 96.2%
(a) Commercial Services 1.6%
    Concord EFS Inc. .................................     United States     158,000     $ 6,942,125
                                                                                         -----------
    Communications 7.2%
    AT&T Corp. .......................................     United States     200,000       3,462,500
(a) Global Crossing Ltd. .............................        Bermuda        200,000       2,862,500
(a) Qwest Communications International Inc. ..........     United States      75,600       3,099,600
    SBC Communications Inc. ..........................     United States      50,000       2,387,500
    Sprint Corp. (FON Group) .........................     United States     260,000       5,281,250
    Verizon Communications ...........................     United States      80,000       4,010,000
    Vodafone Group PLC, ADR ..........................    United Kingdom     135,450       4,850,803
(a) VoiceStream Wireless Corp. .......................     United States      24,000       2,415,000
(a) Worldcom Inc. ....................................     United States     190,000       2,671,875
                                                                                         -----------
                                                                                          31,041,028
                                                                                         -----------
    Consumer Durables .7%
(a) Furniture Brands International Inc. ..............     United States      38,200         804,588
    Maytag Corp. .....................................     United States      64,100       2,071,231
                                                                                         -----------
                                                                                           2,875,819
                                                                                         -----------
    Consumer Non-Durables 4.4%
    Clorox Co. .......................................     United States      40,000       1,420,000
    Philip Morris Cos. Inc. ..........................     United States     136,700       6,014,800
    Procter & Gamble Co. .............................     United States     110,800       8,690,875
(a) Tommy Hilfiger Corp. .............................     United States     301,000       2,953,563
                                                                                         -----------
                                                                                          19,079,238
                                                                                         -----------
    Consumer Services 2.6%
(a) Clear Channel Communications Inc. ................     United States      35,000       1,695,313
    McDonald's Corp. .................................     United States     220,000       7,480,000
    Time Warner Inc. .................................     United States      40,000       2,089,600
                                                                                         -----------
                                                                                          11,264,913
                                                                                         -----------
    Distribution Services 1.3%
    McKesson HBOC Inc. ...............................     United States     160,050       5,744,195
                                                                                         -----------
    Electronic Technology 18.5%
(a) Applied Materials Inc. ...........................     United States     130,000       4,964,375
(a) Brocade Communications Systems Inc. ..............     United States      16,000       1,469,000
(a) CIENA Corp. ......................................     United States      23,000       1,867,313
(a) Cisco Systems Inc. ...............................     United States      90,000       3,442,500
    Compaq Computer Corp. ............................     United States     145,000       2,182,250
(a) Comverse Technology Inc. .........................     United States      15,000       1,629,375
    Corning Inc. .....................................     United States      50,000       2,640,625
(a) Dell Computer Corp. ..............................     United States     165,000       2,877,188
(a) Gateway Inc. .....................................     United States      80,000       1,439,200
    Hewlett-Packard Co. ..............................     United States     100,000       3,156,250
    Intel Corp. ......................................     United States     140,000       4,208,750
    International Business Machines Corp. ............     United States      58,000       4,930,000
(a) JDS Uniphase Corp. ...............................     United States      80,000       3,335,000
(a) Juniper Networks Inc. ............................     United States      37,000       4,664,313
(a) KLA-Tencor Corp. .................................     United States      87,000       2,930,813
    Linear Technology Corp. ..........................     United States      65,000       3,006,250
    Lucent Technologies Inc. .........................     United States     220,000       2,970,000
    Motorola Inc. ....................................     United States     106,000       2,146,500
    Nokia Corp., ADR .................................        Finland         65,000       2,827,500
    Nortel Networks Corp. ............................        Canada          85,000       2,725,313
(a) PMC-Sierra Inc. ..................................        Canada          33,000       2,594,625
(a) SDL Inc. .........................................     United States      18,000       2,667,375

                                                                           FL-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                          COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Technology (cont.)
(a) Sun Microsystems Inc. .........................    United States     110,000     $ 3,066,250
(a) Synopsys Inc. .................................    United States     143,100       6,788,306
(a) Tellabs Inc. ..................................    United States      45,450       2,567,925
(a) Xilinx Inc. ...................................    United States      60,000       2,767,500
                                                                                     -----------
                                                                                      79,864,496
                                                                                     -----------
    Energy Minerals 4.3%
    Anadarko Petroleum Corp. ......................    United States      40,000       2,843,200
(a) Barrett Resources Corp. .......................    United States      90,000       5,113,125
    Exxon Mobil Corp. .............................    United States      25,000       2,173,438
    Royal Dutch Petroleum Co., N.Y. shs. ..........     Netherlands      140,000       8,478,750
                                                                                     -----------
                                                                                      18,608,513
                                                                                     -----------
    Finance 9.5%
    American International Group Inc. .............    United States      50,000       4,928,125
    Bank of America Corp. .........................    United States      90,000       4,128,750
    Bank One Corp. ................................    United States      65,000       2,380,625
    Citigroup Inc. ................................    United States     160,000       8,170,000
    Fifth Third Bancorp ...........................    United States     120,750       7,214,813
    First Union Corp. .............................    United States     145,000       4,032,813
    JP Morgan Chase & Co. .........................    United States      50,000       2,271,875
    Marsh & McLennan Cos. Inc. ....................    United States      39,000       4,563,000
    Wells Fargo & Co. .............................    United States      60,000       3,341,250
                                                                                     -----------
                                                                                      41,031,251
                                                                                     -----------
    Health Technology 13.5%
    Abbott Laboratories ...........................    United States     139,100       6,737,656
    American Home Products Corp. ..................    United States      82,000       5,211,100
(a) Amgen Inc. ....................................    United States     115,000       7,352,813
    Baxter International Inc. .....................    United States      45,400       4,009,388
(a) Genentech Inc. ................................    United States     100,000       8,150,000
    Johnson & Johnson .............................    United States      85,000       8,930,313
    Medtronic Inc. ................................    United States     100,000       6,037,500
    Pfizer Inc. ...................................    United States      95,000       4,370,000
    Schering-Plough Corp. .........................    United States     135,000       7,661,250
                                                                                     -----------
                                                                                      58,460,020
                                                                                     -----------
    Industrial Services 3.3%
    Enron Corp. ...................................    United States     115,800       9,625,875
    Schlumberger Ltd. .............................    United States      60,000       4,796,250
                                                                                     -----------
                                                                                      14,422,125
                                                                                     -----------
    Producer Manufacturing 2.3%
    General Electric Co. ..........................    United States      67,800       3,250,163
    Molex Inc. ....................................    United States      59,296       2,105,008
    United Technologies Corp. .....................    United States      60,000       4,717,500
                                                                                     -----------
                                                                                      10,072,671
                                                                                     -----------
    Retail Trade 5.2%
    Albertson's Inc. ..............................    United States     206,000       5,459,000
(a) Best Buy Co. Inc. .............................    United States     100,000       2,956,250
(a) Costco Wholesale Corp. ........................    United States      50,000       1,996,875
(a) Federated Department Stores Inc. ..............    United States      85,000       2,975,000
    Lowe's Cos. Inc. ..............................    United States      70,000       3,115,000
    Wal-Mart Stores Inc. ..........................    United States      70,000       3,718,750
(a) Williams-Sonoma Inc. ..........................    United States     105,000       2,100,000
                                                                                     -----------
                                                                                      22,320,875
                                                                                     -----------

FL-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                    COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Technology Services 9.1%
(a) America Online Inc. .....................................    United States      65,000      $  2,262,000
    Automatic Data Processing Inc. ..........................    United States     105,300         6,666,806
(a) BMC Software Inc. .......................................    United States     163,000         2,282,000
(a) Check Point Software Technologies Ltd. ..................        Israel         32,000         4,274,000
    Computer Associates International Inc. ..................    United States     115,000         2,242,500
(a) Computer Sciences Corp. .................................    United States      50,000         3,006,250
(a) CyberSource Corp. .......................................    United States     240,000           570,000
(a) Entrust Technologies Inc. ...............................    United States      95,000         1,235,000
(a) Internet Security Systems Inc. ..........................    United States       9,500           745,156
(a) Microsoft Corp. .........................................    United States     130,000         5,638,750
(a) Oracle Corp. ............................................    United States      80,000         2,325,000
(a) SonicWALL Inc. ..........................................    United States      80,000         1,300,000
(a) StorageNetworks Inc. ....................................    United States      35,500           880,844
(a) VeriSign Inc. ...........................................    United States      45,000         3,338,438
(a) VERITAS Software Corp. ..................................    United States      31,000         2,712,500
                                                                                                ------------
                                                                                                  39,479,244
                                                                                                ------------
    Transportation 2.2%
    Expeditors International of Washington Inc. .............    United States     120,000         6,442,500
    United Parcel Service Inc., B ...........................    United States      50,500         2,970,031
                                                                                                ------------
                                                                                                   9,412,531
                                                                                                ------------
    Utilities 10.5%
(a) AES Corp. ...............................................    United States     151,600         8,394,850
    CMS Energy Corp. ........................................    United States     162,000         5,133,375
    Dominion Resources Inc. .................................    United States      62,681         4,199,627
    DTE Energy Co. ..........................................    United States     130,000         5,061,875
    Exelon Corp. ............................................    United States     135,000         9,478,343
(a) Montana Power Co. .......................................    United States     150,000         3,112,500
    Pinnacle West Capital Corp. .............................    United States     101,200         4,819,650
(a) Southern Energy Inc. ....................................    United States     183,700         5,201,006
                                                                                                ------------
                                                                                                  45,401,226
                                                                                                ------------
    Total Long Term Investments (Cost $359,366,875)..........                                    416,020,270
                                                                                                ------------


                                                                           FL-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)




                                                                                                 PRINCIPAL
                                                                                     COUNTRY       AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
(b) Repurchase Agreement 6.2%
    Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $26,626,536)
     (Cost $26,608,658)......................................................... United States   $26,608,658   $ 26,608,658
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     BNP Paribas Corp.
     Chase Securities Inc.
     Dresdner Kleinwort Benson, North America LLC
     Goldman, Sachs & Co.
     Greenwich Capital Markets Inc.
     Lehman Brothers Inc.
     Nesbitt Burns Securities Inc.
     SG Cowen Securities Corp.
     UBS Warburg LLC
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
     U.S. Government Agency Securities                                                                         ------------
    Total Investments (Cost $385,975,533) 102.4%................................                                442,628,928
    Other Assets, less Liabilities (2.4%) ......................................                                (10,163,832)
    Net Assets 100.0% ..........................................................                               $432,465,096
                                                                                                               ============

(a)Non-income producing
(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 2000, all repurchase agreements had been entered into on December 29, 2000.


                       See notes to financial statements.

FL-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
December 31, 2000


Assets:
 Investments in securities:
  Cost ................................................     $ 385,975,533
                                                            =============
  Value ...............................................       442,628,928
 Receivables:
  Investment securities sold ..........................         9,378,485
  Capital shares sold .................................            20,963
  Dividends ...........................................           322,892
                                                            -------------
   Total assets .......................................       452,351,268
                                                            -------------
Liabilities:
 Payables:
  Investment securities purchased .....................        19,222,947
  Capital shares redeemed .............................           347,688
  Affiliates ..........................................           276,667
  Professional fees ...................................            15,830
  Reports to shareholders .............................            21,236
 Other liabilities ....................................             1,804
                                                            -------------
   Total liabilities ..................................        19,886,172
                                                            -------------
    Net assets, at value ..............................     $ 432,465,096
                                                            =============
Net assets consist of:
 Undistributed net investment income ..................     $   2,001,870
 Net unrealized appreciation ..........................        56,653,395
 Accumulated net realized gain ........................        79,094,714
 Capital shares .......................................       294,715,117
                                                            -------------
    Net assets, at value ..............................     $ 432,465,096
                                                            =============
Class 1:
 Net assets, at value .................................     $ 431,384,146
                                                            =============
 Shares outstanding ...................................        20,511,326
                                                            =============
 Net asset value and offering price per share .........     $       21.03
                                                            =============
Class 2:
 Net assets, at value .................................     $   1,080,950
                                                            =============
 Shares outstanding ...................................            51,658
                                                            =============
 Net asset value and offering price per share .........     $       20.93
                                                            =============

                       See notes to financial statements.


                                                                          FL-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000


Investment income:
(net of foreign taxes of $26,445)
 Dividends ...................................................    $   3,907,708
 Interest ....................................................        1,608,459
                                                                  -------------
   Total investment income ...................................        5,516,167
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        3,420,758
 Distribution fees - Class 2 (Note 3) ........................            2,920
 Transfer agent fees .........................................            5,616
 Custodian fees ..............................................            4,696
 Professional fees (Note 3) ..................................           33,669
 Other .......................................................           87,248
                                                                  -------------
   Total expenses ............................................        3,554,907
                                                                  -------------
    Net investment income ....................................        1,961,260
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain from investments ..........................       79,192,321
 Net unrealized depreciation on investments ..................      (56,856,844)
                                                                  -------------
Net realized and unrealized gain .............................       22,335,477
                                                                  -------------
Net increase in net assets resulting from operations .........    $  24,296,737
                                                                  =============

                       See notes to financial statements.

FL-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999


                                                                              2000             1999
                                                                        --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................    $   1,961,260      $  2,087,575
  Net realized gain from investments ................................       79,192,321        26,589,913
  Net unrealized appreciation (depreciation) on investments .........      (56,856,844)       68,147,813
                                                                        --------------------------------
    Net increase in net assets resulting from operations ............       24,296,737        96,825,301
 Distributions to shareholders from:
  Net investment income:
    Class 1 .........................................................       (2,083,731)       (1,509,956)
    Class 2 .........................................................           (3,736)           (1,301)
  Net realized gains:
    Class 1 .........................................................      (23,114,084)               --
    Class 2 .........................................................          (53,174)               --
                                                                        --------------------------------
 Total distributions to shareholders ................................      (25,254,725)       (1,511,257)
 Capital share transactions: (Note 2)
    Class 1 .........................................................       24,765,907        91,430,051
    Class 2 .........................................................          600,710           360,734
                                                                        --------------------------------
 Total capital share transactions ...................................       25,366,617        91,790,785
    Net increase in net assets ......................................       24,408,629       187,104,829
Net assets:
 Beginning of year ..................................................      408,056,467       220,951,638
                                                                        --------------------------------
 End of year ........................................................    $ 432,465,096      $408,056,467
                                                                        ================================
Undistributed net investment income included in net assets:
 End of year ........................................................    $   2,001,870      $  2,086,309
                                                                        ================================

                                      See notes to financial statements.


                                                                          FL-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Large Cap Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 98% of the Fund's shares were sold through one insurance company. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FL-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                          Year Ended December 31,
                                                     ----------------------------------------------------------------
                                                                   2000                            1999(a)
                                                     ----------------------------------------------------------------
                                                          Shares          Amount           Shares          Amount
Class 1 Shares:                                      ----------------------------------------------------------------
Shares sold ........................................     4,644,192    $  102,859,877     14,376,691    $  244,620,121
Shares issued on merger (Note 6) ...................       211,448         4,482,695             --                --
Shares issued in reinvestment of distributions .....     1,194,775        25,197,815         84,591         1,509,956
Shares redeemed ....................................    (4,877,195)     (107,774,480)    (8,863,652)     (154,700,026)
                                                     ----------------------------------------------------------------
Net increase .......................................     1,173,220    $   24,765,907      5,597,630    $   91,430,051
                                                     ================================================================
Class 2 Shares:
Shares sold ........................................       586,785    $   12,886,037         89,707    $    1,579,229
Shares issued in reinvestment of distributions .....         2,707            56,910             73             1,300
Shares redeemed ....................................      (563,610)      (12,342,237)       (64,004)       (1,219,795)
                                                     ----------------------------------------------------------------
Net increase .......................................        25,882    $      600,710         25,776    $      360,734
                                                     ================================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                       Affiliation
-----------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)               Administrative manager
       Franklin Advisers, Inc. (Advisers)                           Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)         Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- --------------------------------------------------
    .75%              First $500 million
   .625%              over $500 million, up to and including $1 billion
    .50%              over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

                                                                          FL-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $2,399 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of merger related expenses.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $387,867,288 was as follows:

  Unrealized appreciation .............  $ 108,626,525
  Unrealized depreciation .............    (53,864,885)
                                         -------------
  Net unrealized appreciation .........  $  54,761,640
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $300,716,999 and $299,413,192, respectively.

6. MERGER

On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Franklin Large Cap Growth Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 211,448 Class 1 shares of the Fund (valued at $21.20 per share) for the net assets of the TVP - Franklin Large Cap Growth Investments Fund which aggregated $4,482,695, including $452,216 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $451,317,918.

FL-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Large Cap Growth Securities Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          FL-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $54,821,554 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 36.33% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

FL-18

PAGE


                                FRANKLIN NATURAL RESOURCES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Natural Resources Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in U.S. and foreign equity securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.
--------------------------------------------------------------------------------

We are pleased to bring you this annual report of Franklin Natural Resources Securities Fund for the period ended December 31, 2000. During this time, oil and gas prices rose, contributing to strong cash- flow growth rates for many energy companies and solid performance by many energy-related stocks. In essence, the energy sector generally drove the Fund's performance for the period, as many other natural resources sectors had negative returns. Natural gas-related stocks performed especially well, while investor concerns about moderating economic growth, both in the U.S. and on a global basis, appeared to hurt most non-energy cyclical stocks during the year. We focused on energy-related securities, and at period-end all of the Fund's top 10 holdings were leveraged to energy. In this environment, we benefited from our portfolio approach of combining top-down industry research (sector weightings) with bottom-up analysis (specific stocks) to identify companies we believe are likely to outperform the broader market.

During the Fund's fiscal year, we benefited from our heavy concentration of natural gas-related equities. Several portfolio holdings increased well in excess of 50% for the year, including EOG Resources, Chesapeake Energy, Weatherford International, Devon Energy, Grey Wolf and Enron. Also contributing to our performance was Exxon Mobil, a new addition to the Fund's top 10 holdings. The world's largest integrated oil company, Exxon Mobil has significant cash-flow growth and an improving balance sheet. The company announced the repurchase of $1 billion of its stock and, in our opinion, should soon have the ability to repurchase several billion more in stock. We believe the company could benefit significantly from advantages achieved by the merger between Exxon and Mobil in late 1999.

This pie chart shows the industry breakdown of Franklin Natural Resources Securities Fund, based on total net assets as of 12/31/00.

Energy Minerals                                      37.7%
Industrial Services                                  31.1%
Process Industries                                   15.2%
Non-Energy Minerals                                   9.8%
Finance                                               2.3%
Producer Manufacturing                                2.2%
Utilities                                             1.1%
Short-Term Investments & Other Net Assets             0.6%


                                                                           FN-1
PAGE

Top 10 Holdings
Franklin Natural Resources
Securities Fund
12/31/00

 Company                         % of Total
 Industry, Country               Net Assets
-------------------------------------------
   Chesapeake Energy Corp.           4.4%
   Energy Minerals, U.S.

   Enron Corp.                       4.2%
   Industrial Services, U.S.

   Conoco Inc.                       3.7%
   Energy Minerals, U.S.

   Exxon Mobil Corp.                 3.2%
   Energy Minerals, U.S.

   Weatherford
   International Inc.                3.1%
   Industrial Services, U.S.

   Devon Energy Corp.                2.9%
   Energy Minerals, U.S.

   Cabot Oil & Gas Corp.             2.9%
   Energy Minerals, U.S.

   Barrett Resources Corp.           2.6%
   Energy Minerals, U.S.

   Suprior Energy
   Services Inc.                     2.5%
   Industrial Services, U.S.

   Grey Wolf Inc.                    2.5%
   Industrial Services, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Looking forward, we are optimistic about long-term prospects for natural resources companies and for Franklin Natural Resources Securities Fund. We believe that the Fund is well-positioned with investments in companies having superior management teams and advantageous relative market positions. Although we expect oil prices to fall from year-end levels, we still have a favorable outlook on the oil sector. However, we have concerns about the oil cycle's long-term sustainability if oil prices remain above $30 for too long. In our opinion, the sooner oil moves into the mid-$20 range, the longer the cycle will last.

We are optimistic about the prospects for natural gas. Although we think natural gas supply should increase in 2001 in response to increased drilling, we do not expect supply to surpass 1998 levels. In our view, increasing demand from electric utilities will offset the increased supply, as nearly all new power plants being built are natural gas fired. Storage at the end of the reporting period was well below levels a year earlier and, in our opinion, sets the stage for high natural gas prices through 2001.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

FN-2
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Natural Resources Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                                        Since     Since Class 2
                                                                                                    Inception      Inception
                                                              1-Year        5-Year       10-Year    (1/24/89)       (1/6/99)
                                                        -----------------------------------------------------------------------
 Average Annual Total Return                              +36.26%         +2.49%        +5.12%       +4.83%        +32.00%
 Cumulative Total Return                                  +36.26%        +13.10%       +64.78%      +75.51%        +73.46%
 Value of $10,000 Investment                              $13,626        $11,310       $16,478      $17,551        $17,346

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Natural Resources Securities Fund - Class 2* and the Standard and Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance

The following line graph compares the performance of Franklin Natural Resources Securities Fund - Class 2* with that of the S&P 500**, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                             Franklin Natural            S&P 500
                                         Resources Securities
                                              Fund - Class II
                     -----------------------------------------------------------
          01/01/1991                     $10,000                        $10,000
          01/31/1991       -7.70%         $9,230        4.36%           $10,436
          02/28/1991        8.86%        $10,048        7.15%           $11,182
          03/31/1991       -0.85%         $9,962        2.42%           $11,453
          04/30/1991       -0.48%         $9,914        0.24%           $11,480
          05/31/1991        2.78%        $10,190        4.31%           $11,975
          06/30/1991        3.73%        $10,570       -4.58%           $11,427
          07/31/1991        1.10%        $10,686        4.66%           $11,959
          08/31/1991       -4.99%        $10,153        2.37%           $12,243
          09/30/1991        0.19%        $10,172       -1.67%           $12,038
          10/31/1991        3.62%        $10,541        1.34%           $12,199
          11/30/1991        1.20%        $10,667       -4.03%           $11,708
          12/31/1991       -6.55%         $9,968       11.44%           $13,047
          01/31/1992        6.81%        $10,647       -1.86%           $12,804
          02/29/1992       -1.55%        $10,482        1.29%           $12,970
          03/31/1992       -3.70%        $10,095       -1.95%           $12,717
          04/30/1992       -1.34%         $9,959        2.94%           $13,091
          05/31/1992        4.87%        $10,444        0.49%           $13,155
          06/30/1992        2.55%        $10,710       -1.49%           $12,959
          07/31/1992        0.74%        $10,789        4.09%           $13,489
          08/31/1992       -3.23%        $10,440       -2.05%           $13,212
          09/30/1992       -1.24%        $10,311        1.17%           $13,367
          10/31/1992       -6.09%         $9,682        0.34%           $13,412
          11/30/1992       -6.80%         $9,024        3.40%           $13,868
          12/31/1992        3.43%         $9,333        1.23%           $14,039
          01/31/1993       -0.75%         $9,264        0.84%           $14,157
          02/28/1993        4.95%         $9,722        1.36%           $14,349
          03/31/1993        9.54%        $10,650        2.11%           $14,652
          04/30/1993        6.74%        $11,368       -2.42%           $14,297
          05/31/1993       12.81%        $12,824        2.67%           $14,679
          06/30/1993        0.58%        $12,898        0.29%           $14,722
          07/31/1993        8.88%        $14,043       -0.40%           $14,663
          08/31/1993       -7.58%        $12,978        3.79%           $15,219
          09/30/1993       -8.20%        $11,913       -0.77%           $15,101
          10/31/1993        9.44%        $13,039        2.07%           $15,414
          11/30/1993       -0.85%        $12,928       -0.95%           $15,268
          12/31/1993       12.35%        $14,525        1.21%           $15,452
          01/31/1994        0.69%        $14,626        3.40%           $15,978
          02/28/1994       -4.19%        $14,013       -2.71%           $15,545
          03/31/1994        1.15%        $14,174       -4.36%           $14,867
          04/30/1994       -4.68%        $13,511        1.28%           $15,057
          05/31/1994        3.27%        $13,953        1.64%           $15,304
          06/30/1994       -2.12%        $13,657       -2.45%           $14,929
          07/31/1994        1.92%        $13,920        3.28%           $15,419
          08/31/1994        4.43%        $14,536        4.10%           $16,051
          09/30/1994        6.53%        $15,486       -2.44%           $15,659
          10/31/1994       -3.57%        $14,933        2.25%           $16,012
          11/30/1994       -7.98%        $13,740       -3.64%           $15,429
          12/31/1994        3.60%        $14,236        1.48%           $15,657
          01/31/1995      -11.78%        $12,558        2.59%           $16,063
          02/28/1995        4.51%        $13,124        3.90%           $16,689
          03/31/1995        9.31%        $14,347        2.95%           $17,182
          04/30/1995        0.99%        $14,488        2.94%           $17,687
          05/31/1995       -0.70%        $14,387        4.00%           $18,394
          06/30/1995       -0.10%        $14,373        2.32%           $18,821
          07/31/1995        3.24%        $14,839        3.32%           $19,446
          08/31/1995       -0.63%        $14,746        0.25%           $19,494
          09/30/1995        0.42%        $14,808        4.22%           $20,317
          10/31/1995      -11.18%        $13,152       -0.36%           $20,244
          11/30/1995        8.73%        $14,301        4.39%           $21,133
          12/31/1995        1.88%        $14,570        1.93%           $21,541
          01/31/1996       16.55%        $16,981        3.40%           $22,273
          02/29/1996        0.73%        $17,105        0.93%           $22,480
          03/31/1996        0.48%        $17,188        0.96%           $22,696
          04/30/1996        0.54%        $17,281        1.47%           $23,030
          05/31/1996        3.83%        $17,943        2.58%           $23,624
          06/30/1996      -11.83%        $15,821        0.38%           $23,713
          07/31/1996       -2.08%        $15,492       -4.42%           $22,665
          08/31/1996        3.83%        $16,086        2.11%           $23,144
          09/30/1996       -5.60%        $15,184        5.63%           $24,447
          10/31/1996        0.70%        $15,291        2.76%           $25,121
          11/30/1996       -0.90%        $15,153        7.56%           $27,020
          12/31/1996        0.00%        $15,153       -1.98%           $26,485
          01/31/1997       -4.97%        $14,400        6.25%           $28,141
          02/28/1997       11.41%        $16,043        0.78%           $28,360
          03/31/1997      -10.44%        $14,368       -4.11%           $27,195
          04/30/1997       -5.54%        $13,573        5.97%           $28,818
          05/31/1997        6.17%        $14,410        6.09%           $30,573
          06/30/1997       -3.83%        $13,859        4.48%           $31,943
          07/31/1997        0.39%        $13,913        7.96%           $34,486
          08/31/1997        1.86%        $14,171       -5.60%           $32,554
          09/30/1997        6.68%        $15,118        5.48%           $34,338
          10/31/1997       -8.04%        $13,902       -3.34%           $33,191
          11/30/1997      -11.22%        $12,342        4.63%           $34,728
          12/31/1997       -0.52%        $12,277        1.72%           $35,326
          01/31/1998       -4.56%        $11,718        1.11%           $35,718
          02/28/1998        5.33%        $12,342        7.21%           $38,293
          03/31/1998        5.23%        $12,987        5.12%           $40,253
          04/30/1998        3.89%        $13,493        1.01%           $40,660
          05/31/1998       -9.57%        $12,202       -1.72%           $39,961
          06/30/1998       -6.84%        $11,367        4.06%           $41,583
          07/31/1998      -10.85%        $10,133       -1.07%           $41,138
          08/31/1998      -24.46%         $7,654      -14.46%           $35,190
          09/30/1998       20.11%         $9,194        6.41%           $37,445
          10/31/1998        7.24%         $9,860        8.13%           $40,490
          11/30/1998       -6.87%         $9,183        6.06%           $42,943
          12/31/1998       -0.24%         $9,161        5.76%           $45,417
          01/31/1999       -5.48%         $8,659        4.18%           $47,315
          02/28/1999       -3.15%         $8,386       -3.11%           $45,844
          03/31/1999       15.62%         $9,696        4.00%           $47,677
          04/30/1999       19.48%        $11,585        3.87%           $49,522
          05/31/1999       -5.00%        $11,006       -2.36%           $48,354
          06/30/1999        7.44%        $11,825        5.55%           $51,037
          07/31/1999        2.36%        $12,104       -3.12%           $49,445
          08/31/1999        1.56%        $12,293       -0.50%           $49,198
          09/30/1999       -2.07%        $12,038       -2.74%           $47,850
          10/31/1999       -5.16%        $11,417        6.33%           $50,879
          11/30/1999        0.10%        $11,429        2.03%           $51,912
          12/31/1999        5.82%        $12,094        5.89%           $54,969
          01/31/2000       -2.66%        $11,772       -5.02%           $52,210
          02/29/2000       -0.66%        $11,694       -1.89%           $51,223
          03/31/2000       17.82%        $13,778        9.78%           $56,232
          04/30/2000       -0.62%        $13,693       -3.01%           $54,540
          05/31/2000        8.46%        $14,851       -2.05%           $53,422
          06/30/2000       -1.73%        $14,594        2.46%           $54,736
          07/31/2000       -7.40%        $13,514       -1.56%           $53,882
          08/31/2000       14.92%        $15,531        6.21%           $57,228
          09/30/2000       -0.79%        $15,408       -5.28%           $54,207
          10/31/2000       -7.16%        $14,305       -0.42%           $53,979
          11/30/2000       -6.39%        $13,391       -7.88%           $49,725
          12/31/2000       23.04%        $16,478        0.49%           $49,969


Information preceding the Fund Summaries.

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.


Past performance does not guarantee future results.

Franklin Natural Resources Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           FN-3
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Highlights

                                                                             Class 1
                                                 ----------------------------------------------------------------
                                                                      Year Ended December 31,
                                                 ----------------------------------------------------------------
                                                     2000        1999         1998         1997        1996
                                                 ----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ............  $    10.93   $     8.39   $    11.41   $    14.29   $     14.08
                                                 ----------------------------------------------------------------
Income from investment operations:
 Net investment income (c) ....................         .11          .06          .15          .15           .15
 Net realized and unrealized gains (losses) ...        3.85         2.64        (3.02)       (2.83)          .44
                                                 ----------------------------------------------------------------
Total from investment operations ..............        3.96         2.70        (2.87)       (2.68)          .59
                                                 ----------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.08)        (.16)        (.15)        (.20)         (.20)
 Net realized gains ...........................          --           --           --           --          (.18)
                                                 ----------------------------------------------------------------
Total distributions ...........................        (.08)        (.16)        (.15)        (.20)         (.38)
                                                 ----------------------------------------------------------------
Net asset value, end of year ..................  $    14.81   $    10.93   $     8.39   $    11.41   $     14.29
                                                 ================================================================
Total return (b) ..............................       36.48%       32.25%      (25.38%)     (18.98%)        4.00%
Ratios/supplemental data
Net assets, end of year (000's) ...............  $   48,739   $   42,861   $   45,927   $   74,924   $   109,579
Ratios to average net assets:
 Expenses .....................................         .67%         .66%         .64%         .69%          .65%
 Net investment income ........................         .88%         .64%        1.21%        1.00%         1.00%
Portfolio turnover rate .......................       69.81%       51.19%       64.68%       85.22%        21.77%

(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) Based on average shares outstanding effective year ended December 31, 1999.

FN-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Highlights (continued)

                                                                   Class 2
                                                           -----------------------
                                                           Year Ended December 31,
                                                           -----------------------
                                                             2000         1999(d)
                                                           -----------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................    $  10.91       $  8.70
                                                           -----------------------
Income from investment operations:
 Net investment incomec ...............................         .07           .02
 Net realized and unrealized gains ....................        3.86          2.35
                                                           -----------------------
Total from investment operations ......................        3.93          2.37
                                                           -----------------------
Less distributions from net investment income .........        (.06)         (.16)
                                                           -----------------------
Net asset value, end of year ..........................    $  14.78       $ 10.91
                                                           =======================
Total returnb .........................................       36.26%        27.30%
Ratios/supplemental data
Net assets, end of year (000's) .......................    $  2,430       $    68
Ratios to average net assets:
 Expenses .............................................         .92%          .92%(a)
 Net investment income ................................         .53%          .23%(a)
Portfolio turnover rate ...............................       69.81%        51.19%

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) Based on average shares outstanding.
(d) For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                            FN-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                   COUNTRY         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
     Common Stocks 95.4%
     Energy Minerals 37.7%
     Anadarko Petroleum Corp. ..............................     United States       8,099      $   575,677
(a)  Barrett Resources Corp. ...............................     United States      23,500        1,335,094
(a)  Basin Exploration Inc. ................................     United States      20,700          527,850
     Cabot Oil & Gas Corp., A ..............................     United States      47,000        1,465,813
(a)  Callon Petroleum Co. ..................................     United States      27,000          450,563
(a)  Chesapeake Energy Corp. ...............................     United States     223,300        2,260,913
     Conoco Inc., B ........................................     United States      64,838        1,876,250
     Devon Energy Corp. ....................................     United States      24,654        1,503,154
     EOG Resources Inc. ....................................     United States      21,500        1,175,781
     Exxon Mobil Corp. .....................................     United States      18,600        1,617,038
(a)  Gulf Indonesia Resources Ltd. .........................       Indonesia        41,000          381,813
     Murphy Oil Corp. ......................................     United States       7,700          465,369
(a)  Newfield Exploration Co. ..............................     United States      17,800          844,388
(a)  Petroleo Brasileiro SA-Petrobras, ADR .................        Brazil          40,600        1,025,150
     Shell Transport & Trading Co. PLC, N.Y. shs. ..........    United Kingdom      25,200        1,244,250
(a)  Spinnaker Exploration Co. .............................     United States      12,500          531,250
(a)  Swift Energy Co. ......................................     United States      13,900          522,988
     Texaco Inc. ...........................................     United States       8,600          534,275
(a)  Triton Energy Ltd. ....................................     United States      14,000          420,000
     Unocal Corp. ..........................................     United States      13,800          533,888
                                                                                                -----------
                                                                                                 19,291,504
                                                                                                -----------
     Industrial Services 29.4%
     Baker Hughes Inc. .....................................     United States      26,300        1,093,094
(a)  Cal Dive International Inc. ...........................     United States      31,600          841,350
(a)  Casella Waste Systems Inc., A .........................     United States      25,800          224,138
     Diamond Offshore Drilling Inc. ........................     United States      13,500          540,000
     Dynegy Inc. ...........................................     United States      15,000          840,938
     Enron Corp. ...........................................     United States      15,200        1,263,500
(a)  Global Marine Inc. ....................................     United States      18,000          510,750
(a)  Grey Wolf Inc. ........................................     United States     215,000        1,263,125
(a)  Gulf Island Fabrication Inc. ..........................     United States      41,000          745,688
     Halliburton Co. .......................................     United States       6,400          232,000
(a)  Marine Drilling Cos. Inc. .............................     United States      20,000          535,000
(a)  Parker Drilling Co. ...................................     United States      50,000          253,125
(a)  Superior Energy Services Inc. .........................     United States     112,000        1,288,000
     Transocean Sedco Forex Inc. ...........................     United States      25,200        1,159,200
(a)  Trico Marine Services Inc. ............................     United States      58,500          903,094
(a)  Universal Compression Holdings Inc. ...................     United States      13,400          505,013
(a)  Varco International Inc. ..............................     United States      33,810          735,368
(a)  Weatherford International Inc. ........................     United States      33,400        1,578,150
     Williams Cos. Inc. ....................................     United States      13,800          551,138
                                                                                                -----------
                                                                                                 15,062,671
                                                                                                -----------
     Non-Energy Minerals 9.8%
     Alcoa Inc. ............................................     United States      20,400          683,400
     Barrick Gold Corp. ....................................        Canada          28,195          461,834
     De Beers Consolidated Mines AG, ADR ...................     South Africa       23,450          627,288
     Franco-Nevada Mining Corp. Ltd. .......................        Canada          37,400          425,792
(a)  Freeport-McMoRan Copper & Gold Inc., A ................     United States      13,718          113,174
     Ispat International NV, A, N.Y. shs. ..................      Netherlands      107,800          242,550
     Newmont Mining Corp. ..................................     United States      12,455          212,513

FN-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                          COUNTRY        SHARES        VALUE
----------------------------------------------------------------------------------------------------------------
     Common Stocks (cont.)
     Non-Energy Minerals (cont.)
(a)  NS Group Inc. ................................................    United States      40,000     $   378,000
     Pohang Iron & Steel Co. Ltd., ADR ............................    Korea (South)      49,100         764,119
     Rio Tinto PLC ................................................   United Kingdom      20,929         365,788
(a)  Stillwater Mining Co. ........................................    United States      18,550         729,943
                                                                                                     -----------
                                                                                                       5,004,401
                                                                                                     -----------
     Process Industries 15.2%
     Abitibi-Consolidated Inc. ....................................       Canada          51,500         473,156
(a)  Asia Pulp & Paper Co. Ltd., ADR ..............................      Indonesia        82,000          41,000
     Bowater Inc. .................................................    United States      19,200       1,082,400
(a)  China Petroleum & Chem., ADR .................................        China          30,100         459,025
     Eastman Chemical Co. .........................................    United States       7,200         351,000
     Georgia-Pacific Corp. ........................................    United States      36,800       1,145,400
     Nova Chemicals Corp. .........................................       Canada          17,500         329,219
(a)  Packaging Corp. of America ...................................    United States      35,100         565,988
     Potash Corp. of Saskatchewan Inc. ............................       Canada           8,400         657,825
     Praxair Inc. .................................................    United States      11,500         510,313
(a)  Smurfit-Stone Container Corp. ................................    United States      27,100         404,806
     Union Carbide Corp. ..........................................    United States      13,300         715,695
     Weyerhaeuser Co. .............................................    United States      20,000       1,015,000
                                                                                                     -----------
                                                                                                       7,750,827
                                                                                                     -----------
(a)  Producer Manufacturing 2.2%
     Beacon Power Corp. ...........................................    United States      59,000         590,000
     Hydrogenics Corp. ............................................       Canada           8,100          35,438
     Westport Innovations Inc. ....................................       Canada          59,000         489,048
                                                                                                     -----------
                                                                                                       1,114,486
                                                                                                     -----------
(a)  Utilities 1.1%
     Southern Energy Inc. .........................................    United States      14,800         419,025
     Stuart Energy Systems Corp. ..................................       Canada          24,200         153,063
     TNPC Inc. ....................................................    United States         800           7,850
                                                                                                     -----------
                                                                                                         579,938
                                                                                                     -----------
     Total Common Stocks (Cost $39,616,993)........................                                   48,803,827
                                                                                                     -----------
     Convertible Preferred Stocks 4.0%
     Finance 2.3%
     IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL ..............    United States      78,000       1,199,250
                                                                                                     -----------
     Industrial Services 1.7%
     Enron Corp., 7.00%, cvt. pfd. ................................    United States      17,500         843,281
                                                                                                     -----------
     Total Convertible Preferred Stocks (Cost $1,507,927)..........                                    2,042,531
                                                                                                     -----------
     Total Long Term Investments (Cost $41,124,920)................                                   50,846,358
                                                                                                     -----------

                                                                            FN-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                                                        PRINCIPAL
                                                                                                          AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(b) Repurchase Agreement 1.6%
    Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $823,973) (Cost $823,420)               $823,420      $   823,420
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     BNP Paribas Corp.
     Chase Securities Inc.
     Dresdner Kleinwort Benson, North America LLC
     Goldman Sachs & Co.
     Greenwich Capital Markets Inc.
     Lehman Brothers Inc.
     Nesbitt Burns Securities Inc.
     SG Cowen Securities Corp.
     UBS Warburg LLC
      Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
    Total Investments (Cost $41,948,340) 101.0%.....................................................                    51,669,778
    Other Assets, less Liabilities (1.0%) ..........................................................                      (501,172)
                                                                                                                       -----------
    Net Assets 100.0% ..............................................................................                   $51,168,606
                                                                                                                       ===========

(a) Non-income producing.
(b) Investment is through participation in a joint account with other funds managed by the investment adviser. At December 31, 2000, all repurchase agreements had been entered into on December 29, 2000.

                       See notes to financial statements.

FN-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $  41,948,340
                                                           =============
  Value ...............................................       51,669,778
 Receivables:
   Investment securities sold .........................        1,208,360
   Capital shares sold ................................           69,032
   Dividends ..........................................           60,877
                                                           -------------
    Total assets ......................................       53,008,047
                                                           -------------
Liabilities:
 Payables:
   Investment securities purchased ....................        1,780,099
   Capital shares redeemed ............................           22,859
   Affiliates .........................................           24,571
   Professional fees ..................................            8,504
   Reports to shareholders ............................            2,141
 Other liabilities ....................................            1,267
                                                           -------------
    Total liabilities .................................        1,839,441
                                                           -------------
     Net assets, at value .............................    $  51,168,606
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $     403,029
 Net unrealized appreciation ..........................        9,721,467
 Accumulated net realized loss ........................      (16,816,444)
 Capital shares .......................................       57,860,554
                                                           -------------
     Net assets, at value .............................    $  51,168,606
                                                           =============
Class 1:
 Net assets, at value .................................    $  48,738,667
                                                           =============
 Shares outstanding ...................................        3,289,852
                                                           =============
 Net asset value and offering price per share .........    $       14.81
                                                           =============
Class 2:
 Net assets, at value .................................    $   2,429,939
                                                           =============
 Shares outstanding ...................................          164,431
                                                           =============
 Net asset value and offering price per share .........    $       14.78
                                                           =============

                       See notes to financial statements.

                                                                            FN-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
 (net of foreign taxes and fees of $17,370)
 Dividends ................................................................     $   637,497
 Interest .................................................................          73,765
                                                                                -----------
   Total investment income ................................................         711,262
                                                                                -----------
Expenses:
 Management fees (Note 3) .................................................         288,538
 Distribution fees - Class 2 (Note 3) .....................................           1,155
 Transfer agent fees ......................................................             645
 Custodian fees ...........................................................           1,588
 Reports to shareholders ..................................................           4,722
 Professional fees (Note 3) ...............................................          11,783
 Trustees' fees and expenses ..............................................             489
 Other ....................................................................             160
                                                                                -----------
   Total expenses .........................................................         309,080
                                                                                -----------
    Net investment income .................................................         402,182
                                                                                -----------
Realized and unrealized gains (losses):
 Net realized gain from:
   Investments ............................................................       4,893,429
   Foreign currency transactions ..........................................           1,080
                                                                                -----------
    Net realized gain .....................................................       4,894,509
 Net unrealized appreciation (depreciation):
   Investments ............................................................       8,744,377
   Translation of assets and liabilities denominated in foreign currencies              (54)
                                                                                -----------
    Net unrealized appreciation ...........................................       8,744,323
                                                                                -----------
Net realized and unrealized gain ..........................................      13,638,832
                                                                                -----------
Net increase in net assets resulting from operations ......................     $14,041,014
                                                                                ===========

                       See notes to financial statements.

FN-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                   2000              1999
                                                                                              -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $    402,182      $     300,939
  Net realized gain from investments and foreign currency transactions ...................       4,894,509          1,709,216
  Net unrealized appreciation on investments and translation of assets and liabilities
   denominated in foreign currencies .....................................................       8,744,323         11,169,675
                                                                                              -------------------------------
   Net increase in net assets resulting from operations ..................................      14,041,014         13,179,830
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................        (303,693)          (735,982)
   Class 2 ...............................................................................            (413)              (752)
                                                                                              -------------------------------
 Total distributions to shareholders .....................................................        (304,106)          (736,734)
 Capital share transactions (Note 2):
   Class 1 ...............................................................................      (7,597,599)       (15,517,295)
   Class 2 ...............................................................................       2,099,880             76,570
                                                                                              -------------------------------
 Total capital share transactions ........................................................      (5,497,719)       (15,440,725)
   Net increase (decrease) in net assets .................................................       8,239,189         (2,997,629)
Net assets:
 Beginning of year .......................................................................      42,929,417         45,927,046
                                                                                              -------------------------------
 End of year .............................................................................    $ 51,168,606      $  42,929,417
                                                                                              ===============================
Undistributed net investment income included in net assets:
 End of year .............................................................................    $    403,029      $     303,873
                                                                                              ===============================

                       See notes to financial statements.

                                                                           FN-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Natural Resources Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 90% of the Fund's shares were sold through one insurance company. The Fund's investment objecctives are growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FN-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                      Year Ended December 31,
                                                   ---------------------------------------------------------------
                                                              2000                              1999(a)
                                                   ---------------------------------------------------------------
                                                     Shares           Amount          Shares           Amount
Class 1 Shares:                                    ---------------------------------------------------------------
Shares sold ...................................     2,132,876     $  25,855,477       4,167,717     $   40,856,708
Shares issued in reinvestment of distributions         24,751           303,693          68,783            735,982
Shares redeemed ...............................    (2,787,846)      (33,756,769)     (5,792,628)       (57,109,985)
                                                   ---------------------------------------------------------------
Net decrease ..................................      (630,219)    $  (7,597,599)     (1,556,128)    $  (15,517,295)
                                                   ===============================================================
Class 2 Shares:
Shares sold ...................................       218,229     $   2,911,326          38,482     $      417,911
Shares issued in reinvestment of distributions             34               413              70                752
Shares redeemed ...............................       (60,103)         (811,859)        (32,281)          (342,093)
                                                   ---------------------------------------------------------------
Net increase ..................................       158,160     $   2,099,880           6,271     $       76,570
                                                   ===============================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                                  Affiliation
--------------------------------------------------------------------    -----------------------
       Franklin Templeton Services, LLC (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor ServiceS)    Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
  .625%               First $100 million
   .50%               Over $100 million, up to and including $250 million
   .45%               Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

                                                                           FN-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $358 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
    2006 .......................................  $ 13,378,344
    2007 .......................................     3,374,600
                                                  ------------
                                                  $ 16,752,944
                                                  ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $42,011,841 was as follows:

  Unrealized appreciation ......................  $ 14,428,332
  Unrealized depreciation ......................    (4,770,395)
                                                  ------------
  Net unrealized appreciation ..................  $  9,657,937
                                                  ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $31,489,628 and $37,077,462, respectively.

FN-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Natural Resources Securities Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                           FN-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.


FN-16

PAGE



                                                 FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies, including small capitalization companies, in the real estate industry, primarily real estate investment trusts (REITs).
--------------------------------------------------------------------------------

We are pleased to bring you this report for Franklin Real Estate Fund covering the one-year period ended December 31, 2000. After relatively weak performances in the past two reporting years, real estate stocks rebounded significantly in 2000. Increased volatility in the broader markets generated renewed interest in many value stocks, including real estate securities. In our opinion, real estate investment trusts (REITs), in particular, offered remarkable valuations going into 2000. Their attractive stock prices, in addition to promising operating fundamentals at the property level, provided a catalyst for higher security prices in absolute and relative terms. For the year ended December 31, 2000, the Wilshire Real Estate Securities Index rose 30.74%, while the Standard and Poor's 500 Composite Index fell 9.11%.(1)

On December 31, 2000, diversified property, comprising companies whose focus is not limited to a specific property type, represented the Fund's largest property-type weighting at 29.1% of total net assets. Office real estate stocks, one of the best-performing property types in 2000, represented our second-largest weighting by property type at 19.3%. Apartments was the third-largest weighting, constituting 15.0% of the Fund's total net assets at the end of the period. In our opinion, each of these property types has excellent long-term fundamentals, and their securities traded at reasonable valuations.

During the year under review, the most significant change we made to our property type weightings was increasing our exposure to industrial REITs, which own warehouse distribution properties. We expect demand in this area to closely match supply, providing solid and consistent rent growth over the next several years. Industrial REITs represented 7.8% of the Fund's total net assets at year-end, up from 4.3% on December 31, 1999. During the year, we also reduced our exposure to hotels because we became increasingly concerned about a

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Industry Breakdown
Franklin Real Estate Fund
12/31/00

                                 % of Total
                                 Net Assets
-------------------------------------------
   Diversified                     29.1%

   Office                          19.3%

   Apartment                       15.0%

   Retail                          10.5%

   Hotels                          8.3%

   Industrial                      7.8%

   Self Storage                    2.9%

   Short-Term Investments &
   Other Net Assets                7.1%



                                                                          FRE-1
PAGE

Top 10 Holdings
Franklin Real Estate Fund
12/31/00

 Security                          % of Total
 Security Type                     Net Assets
---------------------------------------------
   Equity Office Properties
   Trust                             6.2%
   Equity REIT - Office

   Security Capital Group Inc.       5.1%
   Diversified Property Type

   Apartment Investment &
   Management Co.                    4.9%
   Equity REIT -
   Apartments

   Equity Residential
   Properties Trust                  4.9%
   Equity REIT -
   Apartments

   Prologis Trust                    4.2%
   Equity REIT - Industrial

   Glenborough Realty
   Trust Inc.                        3.9%
   Equity REIT - Diversified
   Property Type

   Brandywine Realty Trust           3.5%
   Equity REIT - Office

   Starwood Hotels &
   Resorts Worldwide Inc.            3.4%
   Hotels

   Liberty Property Trust            3.1%
   Equity REIT - Diversified
   Property Type

   Security Capital U.S.
   Realty                            3.0%
   Diversified Property Type

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

slowing economy. Of all real estate property types, hotel operations have historically had the most sensitivity to economic changes. Hotels represented 8.3% of the Fund's total net assets on December 31, 2000, down from 12.6% a year earlier.

Looking forward, we believe real estate industry fundamentals, despite signs of a slowing economy, should continue to benefit from a balanced supply and demand environment in 2001. In our opinion, moderating construction activity in many markets should offset any softening of demand for real estate. Earnings growth moving into 2001 appears healthy given continued rent growth and selective development opportunities. Overall, we are optimistic about the prospects for investing in real estate securities because they seem to possess a unique combination of strong fundamentals, favorable valuations and attractive growth opportunities. Therefore, we believe such securities are an attractive investment over the long term and an important component of a portfolio's diversification.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

FRE-2
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Real Estate Fund - Class 2*
Periods ended 12/31/00
                                                                                        Since     Since Class 2
                                                                                    Inception      Inception
                                             1-Year         5-Year       10-Year    (1/24/89)       (1/6/99)
                                       ------------------------------------------------------------------------
 Average Annual Total Return            +31.59%        +10.44%       +13.47%      +10.42%         +10.32%
 Cumulative Total Return                +31.59%        +64.32%      +253.88%     +226.42%         +21.51%
 Value of $10,000 Investment            $13,159        $16,432       $35,388      $32,642         $12,151

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Real Estate Fund - Class 2*, the Standard and Poor's 500 Index and the Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is

The following line graph compares the performance of Franklin Real Estate Fund - Class 2* with that of the S&P 500** and Wilshire Real Estate Securities Index**, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                Franklin Real Estate      S&P 500                 Wilshire
                                     Fund - Class II                           Real Estate
                                                                                Securities
                                                                                     Index
                 --------------------------------------------------------------------------
      01/01/1991                $10,000                   $10,000                  $10,000
      01/31/1991     10.12%     $11,012        4.36%      $10,436       9.73%      $10,973
      02/28/1991      2.20%     $11,254        7.15%      $11,182       5.88%      $11,618
      03/31/1991      6.74%     $12,013        2.42%      $11,453       8.91%      $12,653
      04/30/1991      1.74%     $12,222        0.24%      $11,480      -0.81%      $12,551
      05/31/1991      1.17%     $12,365        4.31%      $11,975       1.55%      $12,745
      06/30/1991     -2.72%     $12,029       -4.58%      $11,427      -4.93%      $12,117
      07/31/1991      1.24%     $12,178        4.66%      $11,959      -0.42%      $12,066
      08/31/1991     -0.38%     $12,132        2.37%      $12,243      -1.21%      $11,920
      09/30/1991      1.98%     $12,373       -1.67%      $12,038      -1.14%      $11,784
      10/31/1991     -1.30%     $12,212        1.34%      $12,199      -2.25%      $11,519
      11/30/1991     -0.75%     $12,121       -4.03%      $11,708      -3.32%      $11,137
      12/31/1991      6.52%     $12,911       11.44%      $13,047       7.78%      $12,003
      01/31/1992      9.05%     $14,080       -1.86%      $12,804       4.71%      $12,569
      02/29/1992     -2.77%     $13,690        1.29%      $12,970      -0.25%      $12,537
      03/31/1992     -1.84%     $13,438       -1.95%      $12,717      -2.16%      $12,266
      04/30/1992     -1.45%     $13,244        2.94%      $13,091      -1.66%      $12,063
      05/31/1992      2.34%     $13,553        0.49%      $13,155       0.40%      $12,111
      06/30/1992     -0.89%     $13,432       -1.49%      $12,959      -3.01%      $11,746
      07/31/1992      4.01%     $13,970        4.09%      $13,489       0.37%      $11,790
      08/31/1992     -1.09%     $13,818       -2.05%      $13,212      -1.51%      $11,612
      09/30/1992      1.44%     $14,017        1.17%      $13,367       3.80%      $12,053
      10/31/1992      1.59%     $14,239        0.34%      $13,412       1.07%      $12,182
      11/30/1992      1.15%     $14,403        3.40%      $13,868       0.86%      $12,287
      12/31/1992      3.90%     $14,965        1.23%      $14,039       4.92%      $12,891
      01/31/1993      4.07%     $15,573        0.84%      $14,157       6.95%      $13,787
      02/28/1993      3.61%     $16,135        1.36%      $14,349       4.84%      $14,455
      03/31/1993      6.53%     $17,188        2.11%      $14,652       6.71%      $15,424
      04/30/1993     -3.95%     $16,509       -2.42%      $14,297      -5.67%      $14,550
      05/31/1993     -0.85%     $16,369        2.67%      $14,679      -1.57%      $14,321
      06/30/1993      3.45%     $16,933        0.29%      $14,722       2.62%      $14,697
      07/31/1993      1.96%     $17,265       -0.40%      $14,663       2.03%      $14,995
      08/31/1993      2.67%     $17,727        3.79%      $15,219       2.08%      $15,307
      09/30/1993      5.14%     $18,638       -0.77%      $15,101       4.53%      $16,000
      10/31/1993     -0.70%     $18,508        2.07%      $15,414      -2.81%      $15,551
      11/30/1993     -6.21%     $17,360       -0.95%      $15,268      -4.36%      $14,873
      12/31/1993      2.59%     $17,810        1.21%      $15,452      -0.12%      $14,855
      01/31/1994      1.80%     $18,129        3.40%      $15,978       3.00%      $15,301
      02/28/1994      4.11%     $18,875       -2.71%      $15,545       4.09%      $15,926
      03/31/1994     -3.51%     $18,212       -4.36%      $14,867      -4.63%      $15,189
      04/30/1994      1.63%     $18,508        1.28%      $15,057       1.12%      $15,359
      05/31/1994      1.54%     $18,792        1.64%      $15,304       2.08%      $15,678
      06/30/1994     -2.13%     $18,392       -2.45%      $14,929      -1.97%      $15,370
      07/31/1994     -0.20%     $18,356        3.28%      $15,419       0.23%      $15,405
      08/31/1994     -0.33%     $18,296        4.10%      $16,051      -0.07%      $15,394
      09/30/1994     -1.64%     $17,997       -2.44%      $15,659      -1.67%      $15,137
      10/31/1994     -3.56%     $17,355        2.25%      $16,012      -3.66%      $14,583
      11/30/1994     -3.59%     $16,733       -3.64%      $15,429      -3.91%      $14,013
      12/31/1994      9.51%     $18,325        1.48%      $15,657       7.75%      $15,099
      01/31/1995     -3.66%     $17,655        2.59%      $16,063      -3.23%      $14,611
      02/28/1995      1.76%     $17,966        3.90%      $16,689       3.13%      $15,069
      03/31/1995      0.73%     $18,097        2.95%      $17,182       0.58%      $15,156
      04/30/1995     -0.26%     $18,050        2.94%      $17,687      -0.72%      $15,047
      05/31/1995      4.05%     $18,780        4.00%      $18,394       3.31%      $15,545
      06/30/1995      1.69%     $19,098        2.32%      $18,821       1.74%      $15,815
      07/31/1995      2.07%     $19,494        3.32%      $19,446       1.61%      $16,070
      08/31/1995      2.16%     $19,915        0.25%      $19,494       1.22%      $16,266
      09/30/1995      2.86%     $20,484        4.22%      $20,317       1.84%      $16,565
      10/31/1995     -2.05%     $20,063       -0.36%      $20,244      -3.10%      $16,052
      11/30/1995      1.67%     $20,398        4.39%      $21,133       1.04%      $16,219
      12/31/1995      5.58%     $21,536        1.93%      $21,541       5.80%      $17,159
      01/31/1996      2.24%     $22,019        3.40%      $22,273       1.38%      $17,396
      02/29/1996      1.29%     $22,304        0.93%      $22,480       1.98%      $17,741
      03/31/1996      0.11%     $22,328        0.96%      $22,696       0.81%      $17,884
      04/30/1996      0.28%     $22,390        1.47%      $23,030       0.45%      $17,965
      05/31/1996      1.99%     $22,836        2.58%      $23,624       2.23%      $18,365
      06/30/1996      1.08%     $23,082        0.38%      $23,713       2.00%      $18,733
      07/31/1996     -0.78%     $22,901       -4.42%      $22,665      -0.89%      $18,566
      08/31/1996      4.79%     $23,997        2.11%      $23,144       4.25%      $19,355
      09/30/1996      3.16%     $24,756        5.63%      $24,447       2.50%      $19,839
      10/31/1996      1.98%     $25,247        2.76%      $25,121       2.71%      $20,377
      11/30/1996      3.27%     $26,073        7.56%      $27,020       4.15%      $21,222
      12/31/1996      9.71%     $28,604       -1.98%      $26,485      10.67%      $23,487
      01/31/1997      1.26%     $28,966        6.25%      $28,141       1.43%      $23,822
      02/28/1997     -0.13%     $28,927        0.78%      $28,360       0.06%      $23,837
      03/31/1997      0.76%     $29,147       -4.11%      $27,195       0.34%      $23,918
      04/30/1997     -2.57%     $28,398        5.97%      $28,818      -3.23%      $23,145
      05/31/1997      3.64%     $29,431        6.09%      $30,573       2.98%      $23,835
      06/30/1997      4.57%     $30,776        4.48%      $31,943       4.96%      $25,017
      07/31/1997      2.72%     $31,612        7.96%      $34,486       3.29%      $25,840
      08/31/1997     -0.13%     $31,572       -5.60%      $32,554      -0.74%      $25,649
      09/30/1997      9.74%     $34,646        5.48%      $34,338       9.86%      $28,178
      10/31/1997     -3.74%     $33,352       -3.34%      $33,191      -4.25%      $26,981
      11/30/1997      1.78%     $33,945        4.63%      $34,728       2.01%      $27,523
      12/31/1997      1.71%     $34,525        1.72%      $35,326       2.23%      $28,137
      01/31/1998     -1.09%     $34,147        1.11%      $35,718      -1.41%      $27,740
      02/28/1998     -0.51%     $33,972        7.21%      $38,293      -1.28%      $27,385
      03/31/1998      2.14%     $34,700        5.12%      $40,253       1.97%      $27,924
      04/30/1998     -2.72%     $33,756        1.01%      $40,660      -3.15%      $27,045
      05/31/1998     -1.00%     $33,419       -1.72%      $39,961      -0.96%      $26,785
      06/30/1998     -1.34%     $32,970        4.06%      $41,583      -0.53%      $26,643
      07/31/1998     -6.91%     $30,694       -1.07%      $41,138      -6.96%      $24,789
      08/31/1998    -10.52%     $27,466      -14.46%      $35,190     -10.39%      $22,213
      09/30/1998      5.35%     $28,936        6.41%      $37,445       5.60%      $23,457
      10/31/1998     -1.59%     $28,474        8.13%      $40,490      -1.37%      $23,136
      11/30/1998      1.47%     $28,892        6.06%      $42,943       1.88%      $23,571
      12/31/1998     -0.60%     $28,719        5.76%      $45,417      -1.43%      $23,234
      01/31/1999     -3.21%     $27,798        4.18%      $47,315      -2.17%      $22,729
      02/28/1999     -1.40%     $27,408       -3.11%      $45,844      -0.79%      $22,550
      03/31/1999     -0.16%     $27,365        4.00%      $47,677      -0.60%      $22,415
      04/30/1999     11.11%     $30,405        3.87%      $49,522    10.66%        $24,804
      05/31/1999      1.33%     $30,809       -2.36%      $48,354    1.69%         $25,223
      06/30/1999     -1.78%     $30,261        5.55%      $51,037   -1.70%         $24,794
      07/31/1999     -4.68%     $28,845       -3.12%      $49,445   -3.83%         $23,845
      08/31/1999     -2.01%     $28,265       -0.50%      $49,198   -1.50%         $23,487
      09/30/1999     -4.09%     $27,109       -2.74%      $47,850   -4.51%         $22,428
      10/31/1999     -2.60%     $26,404        6.33%      $50,879   -1.86%         $22,011
      11/30/1999     -2.12%     $25,844        2.03%      $51,912   -1.52%         $21,676
      12/31/1999      4.06%     $26,893        5.89%      $54,969    3.76%         $22,491
      01/31/2000      0.00%     $26,893       -5.02%      $52,210    0.41%         $22,583
      02/29/2000     -2.02%     $26,350       -1.89%      $51,223   -1.91%         $22,152
      03/31/2000      4.80%     $27,615        9.78%      $56,232    4.38%         $23,122
      04/30/2000      6.44%     $29,393       -3.01%      $54,540    7.13%         $24,771
      05/31/2000      2.22%     $30,046       -2.05%      $53,422    1.20%         $25,068
      06/30/2000      4.82%     $31,494        2.46%      $54,736    3.37%         $25,913
      07/31/2000      9.06%     $34,347       -1.56%      $53,882    8.98%         $28,240
      08/31/2000     -3.38%     $33,187        6.21%      $57,228   -3.60%         $27,223
      09/30/2000      2.70%     $34,083       -5.28%      $54,207    3.25%         $28,108
      10/31/2000     -3.95%     $32,736       -0.42%      $53,979   -4.34%         $26,888
      11/30/2000      1.12%     $33,103       -7.88%      $49,725    2.25%         $27,493
      12/31/2000      6.90%     $35,388        0.49%      $49,969    6.95%         $29,404

an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Franklin Real Estate
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FRE-3
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights

                                                                                        Class 1
                                                        ------------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                        ------------------------------------------------------------------------
                                                             2000           1999         1998           1997           1996
                                                        ------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $     14.92    $     19.93    $     25.60    $     22.15    $     17.40
                                                        ------------------------------------------------------------------------
Income from investment operations:
 Net investment income (a) .........................            .84            .88           1.45            .72            .79
 Net realized and unrealized gains (losses) ........           3.55          (1.77)         (5.60)          3.72           4.74
                                                        ------------------------------------------------------------------------
Total from investment operations ...................           4.39           (.89)         (4.15)          4.44           5.53
                                                        ------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (1.15)         (1.73)          (.94)          (.67)          (.78)
 Net realized gains ................................           (.69)         (2.39)          (.58)          (.32)         --
                                                        ------------------------------------------------------------------------
Total distributions ................................          (1.84)         (4.12)         (1.52)          (.99)          (.78)
                                                        ------------------------------------------------------------------------
Net asset value, end of year .......................    $     17.47    $     14.92    $     19.93    $     25.60    $     22.15
                                                        ========================================================================
Total return (b) ...................................          31.95%         (6.14)%       (16.82)%        20.70%         32.82%
Ratios/supplemental data
Net assets, end of year (000's) ....................    $   153,203    $   158,553    $   282,290    $   440,554    $   322,721
Ratios to average net assets:
 Expenses ..........................................            .60%           .58%           .54%           .54%           .57%
 Net investment income .............................           5.29%          4.83%          5.44%          3.59%          4.80%
Portfolio turnover rate ............................          16.41%         10.27%         13.21%         11.62%         10.32%

(a) Based on average shares outstanding effective year ended December 31, 1999.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRE-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)

                                                                   Class 2
                                                          ------------------------
                                                           Year Ended December 31,
                                                          ------------------------
                                                            2000         1999(d)
                                                          ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 14.88       $    20.21
                                                          ------------------------
Income from investment operations:
 Net investment incomea .............................         .93             1.29
 Net realized and unrealized gains (losses) .........        3.41            (2.50)
                                                          ------------------------
Total from investment operations ....................        4.34            (1.21)
                                                          ------------------------
Less distributions from:
 Net investment income ..............................       (1.15)           (1.73)
 Net realized gains .................................        (.69)           (2.39)
                                                          ------------------------
Total distributions .................................       (1.84)           (4.12)
                                                          ------------------------
Net asset value, end of year ........................     $ 17.38       $    14.88
                                                          ========================
Total returnb .......................................       31.59%           (7.66)%
Ratios/supplemental data
Net assets, end of year (000's) .....................     $23,743       $    2,449
Ratios to average net assets:
 Expenses ...........................................         .85%             .83%c
 Net investment income ..............................        5.75%            8.84%c
Portfolio turnover rate .............................       16.41%           10.27%

(a) Based on average shares outstanding.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                           FRE-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2000

                                                             SHARES        VALUE
------------------------------------------------------------------------------------
     Common Stocks 92.9%
     Equity REIT - Apartments 15.0%
     Apartment Investment & Management Co., A ...........    175,000     $ 8,739,063
     Archstone Communities Trust ........................    137,035       3,528,651
     Avalonbay Communities Inc. .........................     70,000       3,508,750
     Charles E. Smith Residential Realty Inc. ...........     44,000       2,068,000
     Equity Residential Properties Trust ................    157,500       8,711,719
                                                                         -----------
                                                                          26,556,183
                                                                         -----------
     Equity REIT - Diversified Property Type 18.6%
     Duke-Weeks Realty Corp. ............................    195,000       4,801,875
     Glenborough Realty Trust Inc. ......................    398,700       6,927,413
     iStar Financial Inc. ...............................    240,000       4,725,000
     Liberty Property Trust .............................    195,000       5,569,688
(a)  Pinnacle Holdings Inc ..............................    140,000       1,268,750
     Reckson Associates Realty Corp., B .................    149,000       4,050,938
     Spieker Properties Inc. ............................     50,000       2,506,250
     Vornado Realty Trust ...............................     78,300       2,999,869
                                                                         -----------
                                                                          32,849,783
                                                                         -----------
     Equity REIT - Hotels 2.9%
     MeriStar Hospitality Corp. .........................    259,000       5,099,063
                                                                         -----------
     Equity REIT - Industrial 7.8%
     Cabot Industrial Trust .............................     82,900       1,590,644
     Prologis Trust .....................................    333,800       7,427,050
     PS Business Parks Inc. .............................    175,000       4,865,000
                                                                         -----------
                                                                          13,882,694
                                                                         -----------
     Equity REIT - Office 19.3%
     Alexandria Real Estate Equities Inc. ...............    128,400       4,774,875
     Arden Realty Inc. ..................................    104,600       2,628,075
     Brandywine Realty Trust ............................    297,700       6,158,669
     CarrAmerica Realty Corp. ...........................    152,200       4,765,763
     Equity Office Properties Trust .....................    335,008      10,929,635
     Highwoods Properties Inc. ..........................    132,000       3,283,500
     SL Green Realty Corp. ..............................     58,400       1,635,200
                                                                         -----------
                                                                          34,175,717
                                                                         -----------
     Equity REIT - Retail - Community Centers 1.2%
     Kimco Realty Corp. .................................     48,000       2,121,000
                                                                         -----------
     Equity REIT - Retail - Regional Malls 9.3%
     CBL & Associates Properties Inc. ...................     46,000       1,164,375
     Chelsea Property Group Inc .........................     35,000       1,290,625
     General Growth Properties Inc. .....................    135,000       4,885,313
     Glimcher Realty Trust ..............................    217,800       2,722,500
     The Macerich Co. ...................................    103,000       1,976,313
     Simon Property Group Inc. ..........................    184,000       4,416,000
                                                                         -----------
                                                                          16,455,126
                                                                         -----------
     Equity REIT - Storage 2.9%
     Public Storage Inc. ................................    211,600       5,144,525
                                                                         -----------
(a)  Diversified Operations 2.4%
     Cendant Corp .......................................    452,500       4,355,313
                                                                         -----------
(a)  Diversified Property Type 8.1%
     Security Capital Group Inc., B .....................    450,200       9,032,132
     Security Capital U.S. Realty (Luxembourg) ..........    232,300       5,255,788
                                                                         -----------
                                                                          14,287,920
                                                                         -----------

FRE-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stocks (cont.)
     Hotels 5.4%
     Bass PLC (United Kingdom) ......................................................................        210,000   $  2,277,460
(a)  Candlewood Hotel Co. Inc. ......................................................................        350,000        875,000
(a)  MeriStar Hotels & Resorts Inc. .................................................................        170,000        446,250
     Starwood Hotels & Resorts Worldwide Inc. .......................................................        169,000      5,957,250
                                                                                                                       ------------
                                                                                                                          9,555,960
                                                                                                                       ------------
     Total Long Term Investments (Cost $127,135,925).................................................                   164,483,284
                                                                                                                       ------------
                                                                                                         PRINCIPAL
                                                                                                           AMOUNT
                                                                                                         ----------
(b)  Repurchase Agreement 6.6%
     Joint Repurchase Agreement, 6.047%, 1/02/01 (Maturity Value $11,598,586) (Cost $11,590,798).....    $11,590,798     11,590,798
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      BNP Paribas Corp.
      Chase Securities Inc.
      Dresdner Kleinwort Benson, North America LLC
      Goldman, Sachs & Co.
      Greenwich Capital Markets Inc.
      Lehman Brothers Inc.
      Nesbitt Burns Securities Inc.
      SG Cowen Securities Corp.
      UBS Warburg LLC
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

     Total Investments (Cost $138,726,723) 99.5%.....................................................                   176,074,082
     Other Assets, less Liabilities .5% .............................................................                       871,847
                                                                                                                       ------------
     Net Assets 100.0% ..............................................................................                  $176,945,929
                                                                                                                       ============

(a) Non-income producing
(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 2000 all repurchase agreements had been entered into on December 29, 2000.

                       See notes to financial statements.

                                                                           FRE-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $ 138,726,723
                                                           =============
  Value ...............................................      176,074,082
 Receivables:
  Capital shares sold .................................          199,023
  Dividends ...........................................        1,098,559
                                                           -------------
   Total assets .......................................      177,371,664
                                                           -------------
Liabilities:
 Payables:
  Investment securities purchased .....................          212,925
  Capital shares redeemed .............................          101,352
  Affiliates ..........................................           91,558
 Other liabilities ....................................           19,900
                                                           -------------
   Total liabilities ..................................          425,735
                                                           -------------
    Net assets, at value ..............................    $ 176,945,929
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $   8,890,843
 Net unrealized appreciation ..........................       37,348,441
 Accumulated net realized loss ........................      (15,532,107)
 Capital shares .......................................      146,238,752
                                                           -------------
    Net assets, at value ..............................    $ 176,945,929
                                                           =============
Class 1:
 Net assets, at value .................................    $ 153,203,001
                                                           =============
 Shares outstanding ...................................        8,767,273
                                                           =============
 Net asset value and offering price per share .........    $       17.47
                                                           =============
Class 2:
 Net assets, at value .................................    $  23,742,928
                                                           =============
 Shares outstanding ...................................        1,366,380
                                                           =============
 Net asset value and offering price per share .........    $       17.38
                                                           =============

                       See notes to financial statements.

FRE-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
(net of foreign taxes of $19,856)
 Dividends ..........................................................................    $   9,288,230
 Interest ...........................................................................          279,472
                                                                                         -------------
  Total investment income ...........................................................        9,567,702
                                                                                         -------------
Expenses:
 Management fees (Note 3) ...........................................................          932,495
 Distribution fees - Class 2 (Note 3) ...............................................           25,176
 Transfer agent fees (Note 3) .......................................................            4,566
 Custodian fees .....................................................................            1,992
 Professional fees (Note 3) .........................................................           16,546
 Other ..............................................................................           12,916
                                                                                         -------------
  Total expenses ....................................................................          993,691
                                                                                         -------------
   Net investment income ............................................................        8,574,011
                                                                                         -------------
Realized and unrealized gains and (losses):
 Net realized loss from:
  Investments .......................................................................      (10,903,600)
  Foreign currency transactions .....................................................           (4,227)
                                                                                         -------------
   Net realized loss ................................................................      (10,907,827)
 Net unrealized appreciation on:
  Investments .......................................................................       46,699,745
  Translation of assets and liabilities denominated in foreign currencies ...........            1,082
                                                                                         -------------
   Net unrealized appreciation ......................................................       46,700,827
                                                                                         -------------
Net realized and unrealized gain ....................................................       35,793,000
                                                                                         -------------
Net increase in net assets resulting from operations ................................    $  44,367,011
                                                                                         =============

                       See notes to financial statements.

                                                                           FRE-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                   2000               1999
                                                                                             ----------------   ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $   8,574,011      $   10,382,093
  Net realized gain (loss) from investments and foreign currency transactions ............      (10,907,827)          2,394,868
  Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ....................................       46,700,827         (25,421,990)
                                                                                              -------------      --------------
   Net increase (decrease) in net assets resulting from operations .......................       44,367,011         (12,645,029)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................      (10,465,200)        (18,056,331)
   Class 2 ...............................................................................         (442,237)             (5,537)
  Net realized gains:
   Class 1 ...............................................................................       (6,229,113)        (25,020,454)
   Class 2 ...............................................................................         (263,710)             (7,673)
                                                                                              -------------      --------------
 Total distributions to shareholders .....................................................      (17,400,260)        (43,089,995)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      (30,155,474)        (67,959,433)
   Class 2 ...............................................................................       19,132,909           2,405,793
                                                                                              -------------      --------------
 Total capital share transactions ........................................................      (11,022,565)        (65,553,640)
   Net increase (decrease) in net assets .................................................       15,944,186        (121,288,664)
Net assets:
 Beginning of year .......................................................................      161,001,743         282,290,407
                                                                                              -------------      --------------
 End of year .............................................................................    $ 176,945,929      $  161,001,743
                                                                                              =============      ==============
Undistributed net investment income included in net assets:
 End of year .............................................................................    $   8,890,843      $   11,229,198
                                                                                              =============      ==============

                       See notes to financial statements.

FRE-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Real Estate Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 87% of the Fund's shares were sold through one insurance company. The Fund seeks growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

                                                                          FRE-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.) Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                      Year Ended December 31,
                                                   ---------------------------------------------------------------
                                                               2000                              1999(a)
                                                   ---------------------------------------------------------------
                                                     Shares           Amount            Shares           Amount
Class 1 Shares:                                    ---------------------------------------------------------------
Shares sold ...................................       863,874     $   13,825,797         575,363    $   10,691,098
Shares issued in reinvestment of distributions      1,159,327         16,694,313       2,652,511        43,076,785
Shares redeemed ...............................    (3,882,880)       (60,675,584)     (6,765,476)     (121,727,316)
                                                   ---------------------------------------------------------------
Net decrease ..................................    (1,859,679)    $  (30,155,474)     (3,537,602)   $  (67,959,433)
                                                   ===============================================================
Class 2 Shares:
Shares sold ...................................     1,785,978     $   28,661,264         165,395    $    2,415,677
Shares issued in reinvestment of distributions         49,229            705,947             815            13,209
Shares redeemed ...............................      (633,470)       (10,234,302)         (1,567)          (23,093)
                                                   ---------------------------------------------------------------
Net increase ..................................     1,201,737     $   19,132,909         164,643    $    2,405,793
                                                   ===============================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                                  Affiliation
--------------------------------------------------------------------    -----------------------
       Franklin Templeton Services, LLC (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent

FRE-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)
The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .625%         First $100 million
         .50%         Over $100 million, up to and including $250 million
         .45%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $978 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $15,305,137 which may be carried over to offset future capital gains. Such losses expire in 2008.

At December 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $195,523. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $138,758,171 was as follows:

  Unrealized appreciation .............  $ 41,516,083
  Unrealized depreciation .............    (4,200,172)
                                         ------------
  Net unrealized appreciation .........  $ 37,315,911
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $25,544,453 and $ 50,074,214 respectively.

                                                                          FRE-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Fund (the
Fund), a series of the Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

FRE-14

PAGE

                                 FRANKLIN RISING DIVIDENDS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies that have paid consistently rising dividends over the past 10 years, including small capitalization companies.
--------------------------------------------------------------------------------

Economic growth was strong for the first half of the Fund's fiscal year ended December 31, 2000, with year-over-year gross domestic product growth exceeding 6% as of June 30, 2000. The Federal Reserve Board (the Fed), concerned about tight labor markets and the economy's ability to continue such growth without sparking inflation, increased the federal funds target rate to 6.5% during that time. By late spring, however, high, short-term interest rates, ever-increasing energy prices and lower stock prices, particularly in certain technology industries such as e-commerce, contributed to slowing economic activity. Largely as a result, long-term Treasury bond yields fell substantially from their peak in January. By the end of the year, policy makers and investors were trying to determine the likely duration and depth of the slowdown that began in the third quarter, and the Fed had not made changes to the federal funds target rate since the middle of May. However, at its December meeting it expressed, for the first time this economic cycle, greater concern over developing economic weakness than over the threat of inflation.

During the first quarter of the year, stocks of most "new economy" companies involved in technology, telecommunications and biotechnology soared, while many "old economy" stock prices declined. As a result, the favored stocks' valuations reached unprecedented levels. For the remainder of the year, the performance of these two groups reversed. While the Nasdaq Composite Index fell sharply from its March 2000 high, many old economy stocks recovered nicely from their February to March lows.(1) By year-end, the extraordinary disparity in relative valuations had diminished significantly. However, we still believed some stocks remained priced too high despite their selloff while other companies represented value despite their rebound.

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend

(1). For an index description, please see the Index Definitions following the Fund Summaries.



                                                                          FRD-1
PAGE

Top 10 Stock Holdings
Franklin Rising Dividends
Securities Fund
12/31/00

 Company                         % of Total
 Industry                        Net Assets
-------------------------------------------
   Family Dollar Stores Inc.         5.8%
   Retail Trade

   West Pharmaceutical
   Services Inc.                     4.4%
   Health Technology

   Alberto-Culver Co., A             4.4%
   Consumer Non-Durables

   Washington Mutual Inc.            4.4%
   Finance

   Teleflex Inc.                     3.9%
   Producer Manufacturing

   National
   Commerce Bancorp.                 3.8%
   Finance

   Reynolds & Reynolds
   Co., A                            3.8%
   Technology Services

   Leggett & Platt Inc.              3.3%
   Consumer Durables

   Pall Corp.                        3.2%
   Health Technology

   Diebold Inc.                      3.1%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

A good example of a rising dividends company in the portfolio is Diebold. Earlier in 2000, Diebold increased its dividend for the 47th consecutive year. The company's primary business is manufacturing and servicing automatic teller machines. In recent months, Diebold announced several important, new business relationships, which we believe should lead to improving operating results in the coming year. In addition, as a result of an acquisition, Diebold also makes electronic voting machines. These machines apparently worked flawlessly in Brazil's most recent election. In the U.S., less than 15% of voting machines in use are electronic, and we think this represents a timely market opportunity for Diebold that is not included in most analysts' forecasts. At year-end, Diebold traded at 15 times consensus earnings estimates for 2001. After several years of earnings growth well below its historical, double-digit rate, Diebold's growth rate appeared set to reaccelerate, and its stock price appreciated considerably during the year.

The portfolio included a number of other strongly performing stocks, especially during the second half of the year. Leading the way were financial company stocks, which generally benefited from an anticipated reduction in the federal funds target rate, and stocks of consumer non-durable companies that generate earnings not particularly sensitive to the economic cycle. Several stocks outside of these sectors also did well. Our largest position, Family Dollar Stores, outperformed most other retailers, as many investors remained confident that demand for its basic merchandise would hold up well in an economic slowdown. Teleflex stock also performed well in anticipation of improved results from the company's aerospace segment and continued growth from new products.

The Fund also benefited from corporate activity during the period. Portfolio holding ReliaStar Financial, a life insurance company, was acquired by ING Group in a cash transaction priced at a substantial premium to its previous trading level. Elsewhere, when news reached the market of a potential purchase of Block Drug Company, one of the Fund's holdings, its stock price increased significantly. Ultimately, Block, which makes health care and dental products, agreed to be acquired by GlaxoSmithKline.

FRD-2
PAGE

A particularly disappointing stock during the period was Cohu, Inc. The company, which makes semiconductor test-handling equipment, began 2000 as one of the portfolio's best performers as customer orders were showing strong increases. As the year progressed, however, order growth fell, as did the stock price. Over the last quarter of 2000, Cohu's stock price seemed to have stabilized at around one and half times its book value. Historically, its stock price moves with cyclical changes in orders, and we maintained our position in anticipation of its next cyclical growth phase.

Notable year-over-year dividend increases during the past 12 months came from National Commerce Bancorp. (+25%), Washington Mutual Inc. (+16%),
Alberto-Culver Co. (+15%), Nucor Corp. (+15%), Teleflex Inc. (+15%), Leggett & Platt (+14%) and State Street Corp. (+14%).

Our 10 largest positions on December 31, 2000, comprised 43.0% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to our screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 21 years in a row and by 294% in the past 10 years. Their most recent dividend increases averaged 11.5%, for a yield of 2.0% and a dividend payout ratio of 34%. Long-term debt averaged 21% of capitalization, and the average price/ earnings ratio was 17.4 on calendar year 2000 estimates versus 22.8 for that of the unmanaged Standard & Poor's 500 Composite Index on the same date.1 It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          FRD-3
PAGE

Franklin Rising Dividends
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Rising Dividends Securities Fund - Class 2*
Periods ended 12/31/00
                                                                Since      Since Class 2
                                                             Inception      Inception
                                    1-Year        5-Year     (1/27/92)       (1/6/99)
                               ---------------------------------------------------------
 Average Annual Total Return       +20.71%       +13.92%    +10.96%            +3.77%
 Cumulative Total Return           +20.71%       +91.88%   +153.08%            +7.62%
 Value of $10,000 Investment       $12,071       $19,188    $25,308           $10,762

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/27/92-12/31/00)

The graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 2* and the Russell Midcap Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin Rising Dividends Securities Fund - Class 2* with that of the Russell Midcap Value Index**, based on a $10,000 investment from 1/27/92 to 12/31/00.

                                       Franklin Rising      Russell
                                  Dividends securities       Midcap
                                       Fund - Class II        Value
                                                              Index
                 --------------------------------------------------
       01/27/1992                 $10,000                   $10,000
       01/31/1992      0.00%      $10,000        0.33%      $10,033
       02/29/1992      0.00%      $10,000        3.73%      $10,407
       03/31/1992     -0.70%       $9,930       -1.52%      $10,249
       04/30/1992      0.50%       $9,980        2.55%      $10,511
       05/31/1992      1.50%      $10,130        0.93%      $10,608
       06/30/1992     -1.38%       $9,990       -0.77%      $10,527
       07/31/1992      3.60%      $10,350        4.01%      $10,949
       08/31/1992     -1.06%      $10,240       -2.92%      $10,629
       09/30/1992      1.66%      $10,410        2.00%      $10,842
       10/31/1992      1.25%      $10,540        2.09%      $11,068
       11/30/1992      3.04%      $10,860        4.21%      $11,534
       12/31/1992      1.10%      $10,980        3.19%      $11,902
       01/31/1993     -1.09%      $10,860        2.53%      $12,203
       02/28/1993     -1.75%      $10,670        2.16%      $12,467
       03/31/1993      0.84%      $10,760        3.47%      $12,899
       04/30/1993     -3.44%      $10,390       -1.76%      $12,672
       05/31/1993      1.35%      $10,530        2.25%      $12,958
       06/30/1993     -1.07%      $10,418        2.08%      $13,227
       07/31/1993      0.00%      $10,418        1.10%      $13,373
       08/31/1993      1.64%      $10,588        3.41%      $13,829
       09/30/1993      0.00%      $10,588       -0.26%      $13,793
       10/31/1993      1.52%      $10,749       -1.13%      $13,637
       11/30/1993     -2.52%      $10,478       -2.31%      $13,322
       12/31/1993      1.15%      $10,598        3.30%      $13,761
       01/31/1994      1.32%      $10,739        2.91%      $14,162
       02/28/1994     -3.36%      $10,378       -1.78%      $13,910
       03/31/1994     -4.44%       $9,916       -3.87%      $13,371
       04/30/1994      0.20%       $9,936        1.47%      $13,568
       05/31/1994      1.41%      $10,077        0.13%      $13,586
       06/30/1994     -0.27%      $10,050       -1.84%      $13,336
       07/31/1994      1.01%      $10,152        4.00%      $13,869
       08/31/1994      4.22%      $10,580        3.71%      $14,384
       09/30/1994     -2.31%      $10,335       -3.13%      $13,933
       10/31/1994     -0.26%      $10,309       -0.09%      $13,921
       11/30/1994     -2.37%      $10,064       -4.41%      $13,307
       12/31/1994      1.01%      $10,166        1.21%      $13,468
       01/31/1995      2.71%      $10,441        2.82%      $13,848
       02/28/1995      2.93%      $10,747        5.05%      $14,547
       03/31/1995      2.18%      $10,982        1.88%      $14,821
       04/30/1995      0.74%      $11,063        2.12%      $15,135
       05/31/1995      3.41%      $11,441        4.02%      $15,743
       06/30/1995      1.08%      $11,564        2.31%      $16,107
       07/31/1995      2.16%      $11,814        3.49%      $16,669
       08/31/1995      1.68%      $12,012        1.96%      $16,996
       09/30/1995      3.30%      $12,408        2.29%      $17,385
       10/31/1995     -0.84%      $12,304       -1.95%      $17,046
       11/30/1995      5.17%      $12,939        5.47%      $17,978
       12/31/1995      1.93%      $13,190        1.09%      $18,174
       01/31/1996      1.97%      $13,450        2.43%      $18,616
       02/29/1996      1.47%      $13,648        0.95%      $18,793
       03/31/1996      0.00%      $13,648        2.11%      $19,189
       04/30/1996     -0.23%      $13,617        0.85%      $19,352
       05/31/1996      2.75%      $13,992        0.96%      $19,538
       06/30/1996      1.10%      $14,145        0.11%      $19,560
       07/31/1996     -2.93%      $13,731       -4.76%      $18,629
       08/31/1996      2.01%      $14,007        4.20%      $19,411
       09/30/1996      5.16%      $14,730        3.67%      $20,123
       10/31/1996      2.96%      $15,166        2.63%      $20,653
       11/30/1996      6.94%      $16,219        6.28%      $21,950
       12/31/1996      0.98%      $16,379       -0.42%      $21,857
       01/31/1997      2.01%      $16,709        3.14%      $22,544
       02/28/1997      2.80%      $17,177        1.69%      $22,925
       03/31/1997     -3.10%      $16,645       -3.04%      $22,228
       04/30/1997      2.56%      $17,070        2.52%      $22,788
       05/31/1997      7.73%      $18,389        5.89%      $24,130
       06/30/1997      3.62%      $19,054        3.71%      $25,025
       07/31/1997      8.48%      $20,670        7.42%      $26,882
       08/31/1997     -2.04%      $20,250       -1.17%      $26,568
       09/30/1997      5.25%      $21,312        6.20%      $28,215
       10/31/1997     -2.44%      $20,792       -3.04%      $27,357
       11/30/1997      2.40%      $21,290        3.37%      $28,279
       12/31/1997      2.34%      $21,789        3.83%      $29,362
       01/31/1998     -0.46%      $21,689       -1.94%      $28,793
       02/28/1998      8.07%      $23,438        6.68%      $30,716
       03/31/1998      2.88%      $24,113        5.15%      $32,298
       04/30/1998     -0.32%      $24,036       -0.56%      $32,117
       05/31/1998     -3.64%      $23,161       -2.33%      $31,369
       06/30/1998     -1.14%      $22,898        0.32%      $31,469
       07/31/1998     -3.43%      $22,113       -5.07%      $29,874
       08/31/1998    -15.94%      $18,589      -14.06%      $25,673
       09/30/1998      4.98%      $19,515        5.84%      $27,173
       10/31/1998     10.68%      $21,599        6.48%      $28,933
       11/30/1998      3.63%      $22,383        3.51%      $29,949
       12/31/1998      4.08%      $23,297        3.04%      $30,859
       01/31/1999     -5.25%      $22,074       -2.33%      $30,140
       02/28/1999     -3.55%      $21,290       -2.20%      $29,477
       03/31/1999     -0.73%      $21,135        1.43%      $29,899
       04/30/1999      7.91%      $22,806        9.47%      $32,730
       05/31/1999      1.07%      $23,050        0.42%      $32,868
       06/30/1999      3.74%      $23,913        1.14%      $33,242
       07/31/1999     -1.53%      $23,547       -2.50%      $32,411
       08/31/1999     -4.20%      $22,558       -3.46%      $31,290
       09/30/1999     -5.83%      $21,243       -5.06%      $29,707
       10/31/1999      0.80%      $21,413        2.95%      $30,583
       11/30/1999     -1.23%      $21,149       -1.83%      $30,023
       12/31/1999     -0.88%      $20,963        2.68%      $30,828
       01/31/2000     -4.79%      $19,959       -5.98%      $28,984
       02/29/2000     -0.08%      $19,943       -4.18%      $27,773
       03/31/2000      8.45%      $21,628       12.12%      $31,139
       04/30/2000     -0.37%      $21,548        0.40%      $31,264
       05/31/2000      1.58%      $21,889        1.72%      $31,801
       06/30/2000     -5.35%      $20,718       -3.73%      $30,615
       07/31/2000     -0.73%      $20,566        2.34%      $31,332
       08/31/2000      5.97%      $21,794        6.13%      $33,252
       09/30/2000      1.30%      $22,077        0.96%      $33,571
       10/31/2000      2.40%      $22,607        1.90%      $34,209
       11/30/2000      1.84%      $23,023       -1.30%      $33,764
       12/31/2000      9.91%      $25,308        8.82%      $36,743

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

FRD-4
PAGE


                                                   FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding
(i) $1.5 billion; or (ii) the highest market capitalization value in the
Russell 2000 Index, whichever is greater, at the time of purchase.(1)
--------------------------------------------------------------------------------

The end of the recent Internet boom and investor concerns over the decelerating economy pressured growth stocks in the final three quarters of 2000 after solid gains during the first three months of the year. As investors stopped funding money-hungry Internet start-ups in the spring, two forces were set in motion. First, Internet companies were pressured to scale back ambitious marketing and engineering spending plans. This move dampened economic demand, especially in the advertising and electronics sectors. Second, due to the reversal of fortune within numerous "new economy" Internet, technology, media and telecommunications companies, traditional, "old economy" players (including basic materials, industrial cyclicals and conventional retailers) seemed less compelled to defend themselves from the newcomers via technology infrastructure upgrades and expansion plans. Although this trend affected most technology-related companies, pure-play Internet ventures suffered most as more than 20% of the dot-coms that existed at the beginning of 2000 closed their doors.

Concurrent with these Internet-driven phenomena, the world economy began to experience the combined pressures of higher energy costs and a strong U.S. dollar. Europe was hit first by higher oil prices, as rising transportation costs and subsequent trucking strikes hindered growth prospects. The strong dollar made imports from the U.S. more expensive, further promoting inflation in Europe. Asia also began an economic downturn as commodity costs went up, and a fitful Japanese economy as well as sporadic regional violence in Indonesia signaled that the Asian recovery had not fully emerged from its crisis of several years ago.

Technology-related woes aside, the U.S. economy was belatedly feeling the decelerating effects of six successive federal funds interest rate increases by the Federal Reserve Board (the Fed) from mid-1999 through May 2000. As gross domestic product (GDP) growth

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Top 10 Industry Breakdown
Franklin Small Cap Fund
12/31/00

                                % of Total
                                Net Assets
-------------------------------------------
   Technology Services           20.1%

   Electronic Technology         19.3%

   Finance                        6.8%

   Health Technology              5.0%

   Energy Minerals                3.6%

   Industrial Services            3.5%

   Communications                 3.0%

   Real Estate                    2.9%

   Transportation                 2.9%

   Producer Manufacturing         2.7%

                                                                           FS-1
PAGE

Top 10 Holdings
Franklin Small Cap Fund
Based on Total Net Assets
12/31/00

 Company                        % of Total
 Industry, Country              Net Assets
------------------------------------------
   i2 Technologies Inc.             2.6%
   Technology Services, U.S.

   VERITAS Software Corp.           1.8%
   Technology Services, U.S.

   PMC-Sierra Inc.                  1.8%
   Electronic Technology,
   Canada

   Affiliated Computer
   Services Inc.                    1.7%
   Technology Services, U.S.

   Waters Corp.                     1.6%
   Electronic Technology,
   U.S.

   Micromuse Inc.                   1.5%
   Technology Services, U.S.

   JDS Uniphase Corp.               1.5%
   Electronic Technology,
   U.S.

   Mettler-Toledo
   International Inc.               1.3%
   Producer Manufacturing,
   Switzerland

   VoiceStream
   Wireless Corp.                   1.3%
   Communications,
   U.S.

   Tektronix Inc.                   1.2%
   Electronic Technology,
   U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

decelerated to an annualized rate of just 2.2% for third quarter 2000 compared with the blistering 5.2% pace set in the first half of the year, the Fed's series of rate hikes appeared to successfully reduce inflationary and runaway economic-growth pressures.

At the prospect of reduced economic growth, equity and corporate debt markets reacted negatively, especially in the latter half of the reporting period. Investors in high yield debt instruments became less willing to fund communications service providers, which contributed to high yield bonds' spreads over Treasuries growing to their widest in 10 years. Investors also fled growth stocks and sought refuge in slow-growth, traditional sectors. Overall market volatility sharply increased among speculative new economy equities as daily swings of 5% or more on the tech-bellwether Nasdaq Composite Index became frequent.1 By early November, political uncertainty surrounding the presidential election added to this cauldron of economic deceleration, growth stock volatility and general unease among stock market participants. Against this backdrop, value stocks quietly but decisively topped growth-stock performance within the stock market's small-, mid- and large-capitalization segments.

Throughout the year, we pursued our consistent strategy of identifying and investing in fast-growing small-cap companies. In 2000's first quarter, we had difficulty finding reasonably valued, high-quality small-cap growth stocks among technology-related industries and, therefore, purchased very few technology stocks while selling those we believed had become too speculative. Consequently, the Fund's large cash position aided performance through March.

In the last three quarters of 2000, we invested selectively as valuations fell to what we felt were more reasonable levels. These purchases were spread across a number of industries, particularly technology, financial services and energy stocks. During this time, we eschewed biotechnology and related health care industry stocks because most did not conform to our valuation and growth criteria. As share prices of small-cap biotech and health care stocks rose during the year, the Fund's lack of exposure to these industries dampened the portfolio's performance.

FS-2
PAGE

During the year under review, the Fund outperformed the benchmark Russell 2500 Growth Index, which returned -16.09% through December 31, 2000.(1) The Fund generally outperformed the small-cap market through September, but performed poorly on absolute and relative bases in the fourth quarter primarily due to our heavy exposure to depressed technology stocks. This significant exposure to a single sector may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio.(2) Our performance was mostly attributable to gains in our financial services, energy and health care stocks, which unfortunately carried only modest weightings within the portfolio. These served to partially offset the pronounced weakness in our much larger commitment to technology hardware and software stocks. As the year progressed, technology's downward spiral gained momentum as related companies of all sizes and subsectors began reporting weaker demand and earnings shortfalls, further impacting Fund returns.

Despite the recent setbacks, we still believe the small-cap stock universe's highest long-term growth rates exist in technology-oriented companies. Furthermore, the market's weakness brought prices of many of our favorite stocks back to what we assess as very reasonable levels, allowing us to take advantage of any volatility to buy stocks of what are in our opinion well-positioned growth companies at attractive valuations.

Looking forward, the market environment may remain quite challenging for small-cap growth investing, especially for a fund such as this, which typically invests heavily in rapidly-growing technology companies. The specter of falling domestic productivity, decelerating economic growth both here and in Europe, waning U.S. consumer confidence levels, continued fallout from the Internet bust, persistent, high energy costs and heavy sector rotation from growth to value stocks could potentially depress share prices. However, we are encouraged by growth prospects for small companies in virtually all sectors. With the recent trend of extraordinary capital raising and cash-flow generation in the domestic economy, many companies are still investing in new product development and technologies. In such a formative environment, we believe smaller companies are often nimbler and better-positioned than their larger counterparts to take advantage

(2). There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development, as well as significant competitive pressures.


                                                                           FS-3
PAGE

 of new opportunities and markets. We also believe that even if the prevailing skittishness over recent stock gyrations persists, or if the economy does in fact slow further, investors will continue to reward rapidly growing, high-quality, small-cap companies such as those we believe are found in the Fund's portfolio.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has, and likely will continue to, range from small to mid cap.


FS-4
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Small Cap Fund - Class 2*
Periods ended 12/31/00
                                                                              Since     Since Class 2
                                                                         Inception       Inception
                                             1-Year          5-Year      (11/1/95)        (1/6/99)
                                     ---------------- --------------- --------------- ---------------
 Average Annual Total Return             -14.76%         +20.23%         +20.04%         +27.19%
 Cumulative Total Return                 -14.76%        +151.18%        +156.96%         +61.14%
 Value of $10,000 Investment             $8,524          $25,118         $25,696         $16,114

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/95-12/31/00)

The graph compares the performance of Franklin Small Cap Fund - Class 2*, the Standard & Poor's 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Small Cap Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index** and the Russell 2500 Growth Index** from 11/1/95-12/31/00.

                             Franklin Small Cap     S&P 500                 Russell 2500
                                Fund - Class II                             Growth Index
               --------------------------------------------------------------------------
    11/01/1995              $10,000                 $10,000                      $10,000
    11/30/1995     -3.00%    $9,700       4.39%     $10,439      4.09%           $10,409
    12/31/1995      5.46%   $10,230       1.93%     $10,640      1.33%           $10,547
    01/31/1996      1.37%   $10,370       3.40%     $11,002      0.31%           $10,580
    02/29/1996      4.63%   $10,850       0.93%     $11,105      4.40%           $11,046
    03/31/1996      2.67%   $11,140       0.96%     $11,211      2.17%           $11,285
    04/30/1996      9.96%   $12,250       1.47%     $11,376      6.85%           $12,058
    05/31/1996      4.16%   $12,760       2.58%     $11,669      3.57%           $12,489
    06/30/1996     -4.75%   $12,154       0.38%     $11,714     -5.01%           $11,863
    07/31/1996     -9.05%   $11,054      -4.42%     $11,196     -9.94%           $10,684
    08/31/1996      9.59%   $12,114       2.11%     $11,432      6.89%           $11,420
    09/30/1996      4.46%   $12,654       5.63%     $12,076      5.31%           $12,027
    10/31/1996     -1.98%   $12,404       2.76%     $12,409     -3.11%           $11,653
    11/30/1996      4.52%   $12,964       7.56%     $13,347      3.67%           $12,080
    12/31/1996      1.85%   $13,204      -1.98%     $13,083      0.49%           $12,139
    01/31/1997      2.20%   $13,494       6.25%     $13,901      2.99%           $12,502
    02/28/1997     -4.67%   $12,864       0.78%     $14,009     -4.38%           $11,955
    03/31/1997     -7.08%   $11,954      -4.11%     $13,433     -6.58%           $11,168
    04/30/1997      0.67%   $12,034       5.97%     $14,235      0.45%           $11,218
    05/31/1997     14.21%   $13,744       6.09%     $15,102     11.99%           $12,563
    06/30/1997      3.81%   $14,269       4.48%     $15,779      3.35%           $12,984
    07/31/1997      6.35%   $15,175       7.96%     $17,035      6.35%           $13,809
    08/31/1997      1.02%   $15,330      -5.60%     $16,081      2.44%           $14,146
    09/30/1997      9.68%   $16,813       5.48%     $16,962      7.06%           $15,144
    10/31/1997     -4.23%   $16,103      -3.34%     $16,396     -6.24%           $14,199
    11/30/1997     -2.37%   $15,721       4.63%     $17,155     -1.53%           $13,982
    12/31/1997     -1.38%   $15,505       1.72%     $17,450     -0.36%           $13,932
    01/31/1998     -0.40%   $15,443       1.11%     $17,644     -1.31%           $13,749
    02/28/1998      7.87%   $16,659       7.21%     $18,916      8.58%           $14,929
    03/31/1998      3.96%   $17,318       5.12%     $19,884      3.71%           $15,483
    04/30/1998      1.43%   $17,565       1.01%     $20,085      0.91%           $15,624
    05/31/1998     -7.10%   $16,319      -1.72%     $19,740     -6.42%           $14,621
    06/30/1998      0.05%   $16,327       4.06%     $20,541      0.73%           $14,727
    07/31/1998     -9.80%   $14,726      -1.07%     $20,321     -7.45%           $13,630
    08/31/1998    -23.48%   $11,269     -14.46%     $17,383    -22.72%           $10,533
    09/30/1998      9.53%   $12,343       6.41%     $18,497      8.77%           $11,457
    10/31/1998      6.53%   $13,149       8.13%     $20,001      6.75%           $12,231
    11/30/1998      7.57%   $14,145       6.06%     $21,213      7.11%           $13,100
    12/31/1998      8.54%   $15,353       5.76%     $22,435      9.63%           $14,362
    01/31/1999      4.23%   $16,003       4.18%     $23,372      2.89%           $14,777
    02/28/1999     -8.60%   $14,626      -3.11%     $22,646     -8.11%           $13,578
    03/31/1999      5.43%   $15,421       4.00%     $23,551      4.66%           $14,211
    04/30/1999      7.76%   $16,617       3.87%     $24,463      7.98%           $15,345
    05/31/1999     -0.20%   $16,584      -2.36%     $23,885      1.03%           $15,503
    06/30/1999      7.62%   $17,848       5.55%     $25,211      7.07%           $16,599
    07/31/1999      0.06%   $17,858      -3.12%     $24,425     -2.04%           $16,261
    08/31/1999      1.39%   $18,107      -0.50%     $24,302     -2.16%           $15,909
    09/30/1999      3.48%   $18,737      -2.74%     $23,637      0.72%           $16,024
    10/31/1999     11.95%   $20,976       6.33%     $25,133      4.87%           $16,804
    11/30/1999     16.68%   $24,474       2.03%     $25,643     11.81%           $18,789
    12/31/1999     23.17%   $30,145       5.89%     $27,153     18.86%           $22,333
    01/31/2000     -2.91%   $29,268      -5.02%     $25,790     -0.56%           $22,208
    02/29/2000     26.03%   $36,886      -1.89%     $25,303     25.65%           $27,904
    03/31/2000     -8.36%   $33,803       9.78%     $27,777     -7.85%           $25,713
    04/30/2000    -10.90%   $30,118      -3.01%     $26,941     -9.74%           $23,209
    05/31/2000     -6.01%   $28,308      -2.05%     $26,389     -8.90%           $21,143
    06/30/2000     13.40%   $32,101       2.46%     $27,038     13.22%           $23,938
    07/31/2000     -5.45%   $30,352      -1.56%     $26,616     -8.19%           $21,978
    08/31/2000     10.57%   $33,560       6.21%     $28,269     13.03%           $24,842
    09/30/2000     -3.80%   $32,285      -5.28%     $26,777     -6.47%           $23,234
    10/31/2000     -7.38%   $29,902      -0.42%     $26,664     -6.18%           $21,798
    11/30/2000    -19.47%   $24,080      -7.88%     $24,563    -19.05%           $17,646
    12/31/2000      6.71%   $25,696       0.49%     $24,683      6.20%           $18,740

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Franklin Small Cap Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           FS-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

                                                                                        Class 1
                                                        ------------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                        ------------------------------------------------------------------------
                                                            2000          1999           1998           1997           1996
                                                        ------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $     26.87    $     13.72    $     15.05    $     13.20    $     10.24
                                                        ------------------------------------------------------------------------
Income from investment operations:
 Net investment income (a) .........................            .11           (.01)           .07            .01            .02
 Net realized and unrealized gains (losses) ........          (3.81)         13.25           (.20)          2.24           2.95
                                                        ------------------------------------------------------------------------
Total from investment operations ...................          (3.70)         13.24           (.13)          2.25           2.97
                                                        ------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          --              (.08)          (.01)          (.03)          (.01)
 Net realized gains ................................          (1.92)          (.01)         (1.19)          (.37)         --
                                                        ------------------------------------------------------------------------
Total distributions ................................          (1.92)          (.09)         (1.20)          (.40)          (.01)
                                                        ------------------------------------------------------------------------
Net asset value, end of year .......................    $     21.25    $     26.87    $     13.72    $     15.05    $     13.20
                                                        ========================================================================
Total return (b) ...................................         (14.60)%        96.94%          (.98)%        17.42%         28.95%
Ratios/supplemental data
Net assets, end of year (000's) ....................    $   387,474    $   488,062    $   315,460    $   313,462    $   170,969
Ratios to average net assets:
 Expenses ..........................................            .75%           .77%           .77%           .77%           .77%
 Net investment income .............................            .42%          (.05)%          .51%           .06%           .63%
Portfolio turnover rate ............................          19.49%         39.49%         53.01%         64.07%         63.72%

(a) Based on average shares outstanding effective year ended December 31, 1999.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FS-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

                                                                   Class 2
                                                         --------------------------
                                                          Year Ended December 31,
                                                         --------------------------
                                                             2000         1999(a)
                                                         --------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................    $     26.80   $      14.25
                                                         --------------------------
Income from investment operations:
 Net investment income (b) ..........................            .12           (.04)
 Net realized and unrealized gains (losses) .........          (3.86)         12.68
                                                         --------------------------
Total from investment operations ....................          (3.74)         12.64
                                                         --------------------------
Less distributions from:
 Net investment income ..............................          --              (.08)
 Net realized gains .................................          (1.92)          (.01)
                                                         --------------------------
Total distributions .................................          (1.92)          (.09)
                                                         --------------------------
Net asset value, end of year ........................    $     21.14   $      26.80
                                                         ==========================
Total return (c) ....................................         (14.76)%        89.05%
Ratios/supplemental data
Net assets, end of year (000's) .....................    $   301,420      $   6,156
Ratios to average net assets:
 Expenses ...........................................           1.00%          1.02%(d)
 Net investment income ..............................            .49%          (.18)%(d)
Portfolio turnover rate .............................          19.49%         39.49%

(a) For the period January 6, 1999 (effective date) to December 31, 1999.
(b) Based on average shares outstanding.
(c) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(d) Annualized

                       See notes to financial statements.

                                                                            FS-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2000

                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
     Common Stocks 79.4%
     Commercial Services 1.9%
(a)  Aether Systems Inc. ......................................      4,600     $   179,975
(a)  Answerthink Inc. .........................................    118,900         431,013
(a)  Corporate Executive Board Co. ............................     29,400       1,169,109
(a)  Ecometry Corp. ...........................................      7,400          12,950
     FactSet Research Systems Inc. ............................     12,000         444,840
(a)  Hotjobs.com Ltd. .........................................     36,300         415,181
(a)  Interep National Radio Sales Inc. ........................     26,200          91,700
(a)  Internet Pictures Corp. ..................................     54,830          53,117
(a)  Learning Tree International Inc. .........................     52,000       2,574,000
(a)  Netcentives Inc. .........................................      4,800          18,300
(a)  ProBusiness Services Inc. ................................     53,000       1,407,813
(a)  Resources Connection Inc. ................................     60,800       1,155,200
     Viad Corp. ...............................................    218,700       5,030,100
                                                                               -----------
                                                                                12,983,298
                                                                               -----------
     Communications 3.0%
     Alaska Communications Systems Holdings Inc. ..............     86,900         630,025
(a)  Asia Global Crossing Ltd., A (Bermuda) ...................     11,100          72,844
     AT&T Canada Inc., B (Canada) .............................     15,000         437,813
     DSL.net Inc. .............................................     32,200          17,106
     Efficient Networks Inc. ..................................     48,000         642,000
     Intermedia Communications Inc. ...........................     49,500         355,781
     ITC Deltacom Inc. ........................................     57,400         309,422
(a)  Leap Wireless International Inc. .........................     14,500         362,500
     Millicom International Cellular SA (Luxembourg) ..........     42,400         975,200
(a)  Pinnacle Holdings Inc. ...................................    104,800         949,750
     Rural Cellular Corp., A ..................................     88,900       2,633,663
     TELUS Corp. (Canada) .....................................     19,807         513,754
(a)  Time Warner Telecom Inc., A ..............................     11,600         735,875
(a)  VoiceStream Wireless Corp. ...............................     89,100       8,965,688
(a)  Western Wireless Corp., A ................................     86,100       3,374,044
                                                                               -----------
                                                                                20,975,465
                                                                               -----------
     Consumer Durables .1%
     D.R. Horton Inc. .........................................     17,440         426,190
                                                                               -----------
     Consumer Non-Durables .6%
     Adolph Coors Co., B ......................................     23,500       1,887,344
(a)  Tommy Hilfiger Corp. .....................................    128,600       1,261,888
     Wolverine World Wide Inc. ................................     84,800       1,293,200
                                                                               -----------
                                                                                 4,442,432
                                                                               -----------
(a)  Consumer Services 2.6%
     Clear Channel Communications Inc. ........................     42,600       2,063,438
     Cumulus Media Inc., A ....................................     71,900         260,638
     DeVry Inc. ...............................................     67,800       2,559,450
     Entercom Communications Corp. ............................     26,200         902,263
     Entravision Communications Corp., A ......................     90,700       1,666,613
     Hispanic Broadcasting Corp. ..............................    147,700       3,766,350
     Insight Communications Co. Inc., A .......................    100,400       2,359,400
     Jack in the Box Inc. .....................................     72,200       2,125,388
     MeriStar Hotels & Resorts Inc. ...........................    120,000         315,000
     Radio One Inc. ...........................................     29,800         318,488
     Radio One Inc., D ........................................     42,900         471,900
     XM Satellite Radio Holdings Inc. .........................     69,500       1,116,344
                                                                               -----------
                                                                                17,925,272
                                                                               -----------

FS-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                 SHARES         VALUE
-----------------------------------------------------------------------------------------
       Common Stocks (cont.)
  (a)  Distribution Services .1%
       Performance Food Group Co. ..........................     11,600      $   594,681
       SciQuest.com Inc. ...................................      7,400            9,713
                                                                             -----------
                                                                                 604,394
                                                                             -----------
       Electronic Technology 19.3%
  (a)  Accelerated Networks Inc. ...........................      4,600           12,794
  (a)  Adaptec Inc. ........................................     99,100        1,015,775
  (a)  Advanced Energy Industries Inc. .....................     72,500        1,631,250
  (a)  Advanced Fibre Communications Inc. ..................     69,500        1,255,344
  (a)  Aeroflex Inc. .......................................     31,500          908,086
  (a)  Alpha Industries Inc. ...............................     49,200        1,820,400
  (a)  Anaren Microwave Inc. ...............................     40,200        2,700,938
  (a)  Applied Materials Inc. ..............................     46,968        1,793,591
  (a)  Applied Micro Circuits Corp. ........................     13,989        1,049,831
(a,c)  Auspex Systems Inc. .................................    116,889          736,401
  (a)  Avocent Corp. .......................................     53,149        1,435,023
  (a)  AXT Inc. ............................................      9,100          300,869
  (a)  CacheFlow Inc. ......................................      6,500          110,906
  (a)  Caliper Technologies Corp. ..........................     50,000        2,350,000
       Catapult Communications Corp. .......................     38,600          646,550
  (a)  Celeritek Inc. ......................................      6,000          228,750
  (a)  Celestica Inc. (Canada) .............................      6,900          374,325
  (a)  Centillium Communications Inc. ......................      9,300          206,925
  (a)  Cirrus Logic Inc. ...................................     68,300        1,280,625
  (a)  Copper Mountain Networks Inc. .......................     16,700           98,634
  (a)  Cosine Communications Inc. ..........................     25,600          355,200
  (a)  Credence Systems Corp. ..............................     57,600        1,324,800
       CTS Corp. ...........................................     19,300          703,244
  (a)  DDI Corp. ...........................................     14,700          400,575
  (a)  Ditech Communications Corp. .........................     57,700          926,806
  (a)  DMC Stratex Networks Inc. ...........................     61,100          916,500
  (a)  Electro Scientific Industries Inc. ..................     68,600        1,920,800
  (a)  eMachines Inc. ......................................      7,600            2,850
  (a)  EMCORE Corp. ........................................     60,400        2,838,800
  (a)  Endwave Corp. .......................................     16,400           51,250
  (a)  Flextronics International Ltd. (Singapore) ..........    210,472        5,998,452
  (a)  FLIR Systems Inc. ...................................    101,500          564,594
  (a)  Foundry Networks Inc. ...............................     15,800          237,000
  (a)  Gemstar-TV Guide International Inc. .................    120,000        5,535,000
  (a)  GlobeSpan Inc. ......................................     12,100          332,750
  (a)  Handspring Inc. .....................................     11,200          436,100
  (a)  Harmonic Inc. .......................................     28,000          159,250
  (a)  Integrated Circuit Systems Inc. .....................     82,400        1,364,750
  (a)  Intersil Holding Corp. ..............................     75,900        1,740,956
  (a)  Ixia ................................................      1,600           36,600
  (a)  Jabil Circuit Inc. ..................................     81,600        2,070,600
  (a)  JDS Uniphase Corp. ..................................    249,808       10,413,871
       Keithley Instruments Inc. ...........................     30,000        1,291,875
  (a)  Lam Research Corp. ..................................     44,600          646,700
  (a)  Lattice Semiconductor Corp. .........................     54,000          992,250
  (a)  MCK Communications Inc. .............................      7,200           60,750
  (a)  Micrel Inc. .........................................     87,800        2,957,763
  (a)  Nanometrics Inc. ....................................     11,000          151,938
  (a)  Natural MicroSystems Corp. ..........................     14,400          142,200
  (a)  Netro Corp. .........................................     27,100          188,006

                                                                            FS-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                   SHARES          VALUE
--------------------------------------------------------------------------------------------
     Common Stocks (cont.)
     Electronic Technology (cont.)
     Nortel Networks Corp. (Canada) ..........................     11,442      $    366,859
(a)  Novellus Systems Inc. ...................................    128,500         4,617,969
(a)  PC-Tel Inc. .............................................     22,800           245,100
(a)  Perceptron Inc. .........................................     14,500            21,750
     PerkinElmer Inc. ........................................      1,000           105,000
(a)  Photronics Inc. .........................................     28,400           665,625
(a)  Pinnacle Systems Inc. ...................................     43,000           317,125
(a)  PMC-Sierra Inc. (Canada) ................................    154,502        12,147,720
(a)  Polycom Inc. ............................................    144,800         4,660,750
(a)  Power Integrations Inc. .................................     15,000           172,500
(a)  Powerwave Technologies Inc. .............................     63,800         3,732,300
(a)  Proxim Inc. .............................................     49,600         2,132,800
(a)  QLogic Corp. ............................................     12,000           924,000
(a)  QuickLogic Corp. ........................................     49,800           345,488
(a)  Radiant Systems Inc. ....................................      1,350            27,675
(a)  Redback Networks Inc. ...................................      8,300           340,300
(a)  Sanmina Corp. ...........................................     37,600         2,881,100
(a)  Semtech Corp. ...........................................     70,800         1,562,025
(a)  Sierra Wireless Inc. (Canada) ...........................     24,800         1,153,200
(a)  Silicon Laboratories Inc. ...............................      8,600           123,625
(a)  SMTC Corp. (Canada) .....................................      8,600           117,175
(a)  Stanford Microdevices Inc. ..............................     12,200           439,200
(a)  Sun Microsystems Inc. ...................................     36,600         1,020,225
(a)  Sunrise Telecom Inc. ....................................      1,000             3,906
(a)  Synopsys Inc. ...........................................     73,600         3,491,400
(a)  Tekelec .................................................    101,000         3,030,000
(a)  Tektronix Inc. ..........................................    248,400         8,367,975
(a)  Transmeta Corp. .........................................      5,200           122,200
(a)  Triquint Semiconductor Inc. .............................     45,700         1,996,519
(a)  Varian Semiconductor Equipment Associates Inc. ..........     27,800           660,250
(a)  Veeco Instruments Inc. ..................................     28,560         1,145,970
(a)  Virage Logic Corp. ......................................      6,100            91,500
(a)  Waters Corp. ............................................    136,000        11,356,000
(a)  Western Multiplex Corp. .................................     27,200           187,000
                                                                               ------------
                                                                                133,291,478
                                                                               ------------
     Energy Minerals 3.6%
(a)  Barrett Resources Corp. .................................     90,400         5,135,850
(a)  Basin Exploration Inc. ..................................     41,800         1,065,900
     Cabot Oil & Gas Corp., A ................................     16,500           514,594
(a)  Chesapeake Energy Corp. .................................    101,300         1,025,663
(a)  Denbury Resources Inc. ..................................     61,700           678,700
     Devon Energy Corp. ......................................     14,566           888,089
(a)  Forest Oil Corp. ........................................     23,200           855,500
(a)  Louis Dreyfus Natural Gas Corp. .........................     15,500           710,094
(a)  Newfield Exploration Co. ................................     81,200         3,851,925
(a)  Pennaco Energy Inc. .....................................     93,000         1,825,125
(a)  Pure Resources Inc. .....................................     52,057         1,054,154
     Range Resources Corp. ...................................    173,400         1,192,125
(a)  Spinnaker Exploration Co. ...............................     21,800           926,500
(a)  Swift Energy Co. ........................................     70,100         2,637,513
(a)  Tom Brown Inc. ..........................................     72,300         2,376,863
(a)  Triton Energy Ltd. ......................................      9,500           285,000
                                                                               ------------
                                                                                 25,023,595
                                                                               ------------

FS-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2000 (cont.)

                                                            SHARES         VALUE
------------------------------------------------------------------------------------
     Common Stocks (cont.)
     Finance 6.6%
(a)  Affiliated Managers Group Inc. ...................     36,800      $ 2,019,400
     Allied Capital Corp. .............................     89,000        1,857,875
(a)  Arch Capital Group Ltd. ..........................     49,500          742,500
     Bank United Corp., A .............................     53,200        3,627,575
(a)  Catellus Development Corp. .......................     30,300          530,250
     City National Corp. ..............................     36,500        1,416,656
     Commerce Bancorp Inc. ............................     21,420        1,464,593
     Conseco Inc. .....................................     97,000        1,279,188
(a)  eSPEED Inc., A ...................................      8,400          131,775
     Federated Investors Inc., B ......................    192,900        5,618,213
     Golden State Bancorp Inc. ........................    109,000        3,426,688
     HCC Insurance Holdings Inc. ......................     35,300          950,894
(a)  Knight Trading Group Inc. ........................     71,100          990,956
(a)  Labranche & Co. Inc. .............................     28,500          871,031
     Metris Cos. Inc. .................................     31,700          834,106
     Mutual Risk Management Ltd. (Bermuda) ............     52,200          792,788
     National Commerce Bancorp. .......................    159,000        3,935,250
     Protective Life Corp. ............................     13,100          422,475
     Radian Group Inc. ................................     31,038        2,329,790
     Reinsurance Group of America Inc. ................     78,000        2,769,000
(a)  Security Capital Group Inc., B ...................     79,000        1,584,938
(a)  Silicon Valley Bancshares ........................    145,100        5,015,019
     TCF Financial Corp. ..............................     50,000        2,228,125
     Tucker Anthony Sutro Corp. .......................     26,300          645,994
     Westamerica Bancorp. .............................        200            8,600
                                                                        -----------
                                                                         45,493,679
                                                                        -----------
(a)  Health Services 1.5%
     American Dental Partners Inc. ....................     20,300          152,250
     Beverly Enterprises Inc. .........................    146,900        1,202,744
     PAREXEL International Corp. ......................     68,000          735,250
     Pharmaceutical Product Development Inc. ..........     91,700        4,556,344
     Renal Care Group Inc. ............................     97,350        2,669,520
     Triad Hospitals Inc. .............................     30,700          999,669
                                                                        -----------
                                                                         10,315,777
                                                                        -----------
     Health Technology 5.0%
(a)  Alexion Pharmaceuticals Inc. .....................     24,200        1,571,488
     Alpharma Inc., A .................................     18,000          789,750
(a)  American Medical Systems Holdings ................     22,100          350,838
(a)  Aviron ...........................................     51,000        3,407,438
(a)  Barr Laboratories Inc. ...........................      2,400          175,050
(a)  Bruker Daltonics Inc. ............................     12,300          289,819
(a)  Coherent Inc. ....................................    110,400        3,588,000
(a)  COR Therapeutics Inc. ............................     14,800          520,775
(a)  Corixa Corp. .....................................     57,873        1,613,213
(a)  CryoLife Inc. ....................................     34,800        1,052,700
(a)  Cubist Pharmaceuticals Inc. ......................      3,600          104,400
(a)  Epoch Biosciences Inc. ...........................     54,000          354,375
(a)  Exelixis Inc. ....................................      4,400           64,350
(a)  Harvard Bioscience Inc. ..........................      1,100           10,863
(a)  Illumina Inc. ....................................      8,800          141,350
(a)  ImClone Systems Inc. .............................     12,200          536,800
(a)  INAMED Corp. .....................................     11,400          232,988
(a)  Inhale Therapeutic Systems Inc. ..................     95,200        4,807,600

                                                                           FS-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                    SHARES         VALUE
--------------------------------------------------------------------------------------------
     Common Stocks (cont.)
     Health Technology (cont.)
(a)  Inspire Pharmaceuticals Inc. .............................     12,800      $   333,600
(a)  Intermune Pharmaceuticals Inc. ...........................      5,400          240,975
(a)  Inverness Medical Technology Inc. ........................     70,000        2,725,625
(a)  Ista Pharmaceuticals Inc. ................................    111,000        1,248,750
(a)  Luminex Corp. ............................................     63,600        1,657,575
(a)  Medicines Co. ............................................     90,000        1,845,000
(a)  Neurocrine Biosciences Inc. ..............................      1,500           49,688
(a)  Packard BioScience Co. ...................................     27,200          316,200
(a)  STAAR Surgical Co. .......................................     29,900          375,619
(a)  SuperGen Inc. ............................................     25,500          353,813
(a)  Texas Biotechnology Corp. ................................     22,100          189,839
(a)  Thoratec Laboratories Corp. ..............................      4,700           51,700
(a)  Titan Pharmaceuticals Inc. ...............................     39,300        1,390,041
(a)  United Therapeutics Corp. ................................     22,000          324,500
(a)  Varian Medical Systems Inc. ..............................      4,000          271,750
(a)  Ventana Medical Systems Inc. .............................     42,700          789,950
(a)  Versicor Inc. ............................................     15,900          137,138
(a)  Visible Genetics Inc. (Canada) ...........................     60,800        2,295,200
                                                                                -----------
                                                                                 34,208,760
                                                                                -----------
(a)  Industrial Services 3.5%
     Atwood Oceanics Inc. .....................................      9,400          411,814
     Casella Waste Systems Inc., A ............................      4,500           39,094
     Core Laboratories NV (Netherlands) .......................    100,000        2,731,250
     Dycom Industries Inc. ....................................     49,150        1,766,328
     Grey Wolf Inc. ...........................................    568,800        3,341,700
     Marine Drilling Cos. Inc. ................................     81,000        2,166,750
     Pride International Inc. .................................      8,900          219,163
     Rowan Cos. Inc. ..........................................     56,500        1,525,500
     Superior Energy Services Inc. ............................    125,000        1,437,500
     Trico Marine Services Inc. ...............................    127,200        1,963,650
     US Liquids Inc. ..........................................     52,200          114,188
     Varco International Inc. .................................    325,645        7,082,779
     Waste Connections Inc. ...................................     39,600        1,309,275
                                                                                -----------
                                                                                 24,108,991
                                                                                -----------
     Non-Energy Minerals .1%
     Reliance Steel & Aluminum Co. ............................     13,500          334,125
                                                                                -----------
     Process Industries .6%
     Cambrex Corp. ............................................     14,000          633,500
     ChemFirst Inc. ...........................................     85,100        1,877,519
(a)  CUNO Inc. ................................................     36,600          981,338
(a)  Packaging Corp. of America ...............................     19,800          319,275
(a)  Symyx Technologies Inc. ..................................      4,200          151,200
                                                                                -----------
                                                                                  3,962,832
                                                                                -----------
     Producer Manufacturing 2.7%
(a)  Active Power Inc. ........................................      7,900          173,306
(a)  Capstone Turbine Corp. ...................................     22,200          621,600
(a)  Catalytica Energy Systems Inc. ...........................     20,474          353,178
(a)  Gentex Corp. .............................................    148,100        2,758,363
     Gibraltar Steel Corp. ....................................     52,800          927,300
(a)  Mettler-Toledo International Inc. (Switzerland) ..........    168,300        9,151,313
(a)  Power-One Inc. ...........................................     16,800          660,450
     Roper Industries Inc. ....................................     62,000        2,049,875

FS-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                    SHARES         VALUE
--------------------------------------------------------------------------------------------
     Common Stocks (cont.)
     Producer Manufacturing (cont.)
(a)  Varian Inc. ..............................................     55,100      $ 1,866,513
(a)  Wilson Greatbatch Technologies Inc. ......................      5,600          158,200
                                                                                -----------
                                                                                 18,720,098
                                                                                -----------
     Real Estate 2.9%
     Alexandria Real Estate Equities Inc. .....................     18,600          691,688
     Arden Realty Inc. ........................................     82,100        2,062,763
     Brandywine Realty Trust ..................................     16,100          333,069
     Camden Property Trust ....................................     70,600        2,365,100
     CBL & Associates Properties Inc. .........................     13,300          336,656
     Colonial Properties Trust ................................     15,400          401,363
     Developers Diversified Realty Corp. ......................     57,600          766,800
     Duke-Weeks Realty Corp. ..................................     33,000          812,625
     FelCor Lodging Trust Inc. ................................     50,800        1,216,025
     General Growth Properties Inc. ...........................     67,600        2,446,275
     Glenborough Realty Trust Inc. ............................     54,500          946,938
     Health Care Property Investors Inc. ......................     44,500        1,329,438
     Healthcare Realty Trust Inc. .............................     10,400          221,000
     Innkeepers USA Trust .....................................     98,900        1,094,081
     Liberty Property Trust ...................................      2,700           77,119
     MeriStar Hospitality Corp. ...............................    138,000        2,716,875
     Reckson Associates Realty Corp. ..........................     46,200        1,157,888
     SL Green Realty Corp. ....................................     42,700        1,195,600
                                                                                -----------
                                                                                 20,171,303
                                                                                -----------
     Retail Trade 2.1%
(a)  BJ's Wholesale Club Inc. .................................    122,400        4,697,100
     Dollar General Corp. .....................................    290,000        5,473,750
(a)  Dollar Tree Stores Inc. ..................................      5,900          144,550
     Family Dollar Stores Inc. ................................    180,200        3,863,038
                                                                                -----------
                                                                                 14,178,438
                                                                                -----------
(a)  Technology Services 20.1%
     724 Solutions Inc. (Canada) ..............................      7,100          118,481
     Actuate Corp. ............................................    120,900        2,312,213
     Affiliated Computer Services Inc., A .....................    187,900       11,403,181
     Art Technology Group Inc. ................................     53,100        1,622,869
     Aspect Communications Corp. ..............................     62,600          503,734
     Aspen Technology Inc. ....................................     27,000          897,750
     BEA Systems Inc. .........................................     11,600          780,825
     Bindview Development Corp. ...............................     50,000          470,313
     Blue Martini Software Inc. ...............................        500            6,625
     Brio Technology Inc. .....................................     93,400          394,031
     Broadbase Software Inc. ..................................     22,100          138,125
     BroadVision Inc. .........................................    206,000        2,433,375
     Check Point Software Technologies Ltd. (Israel) ..........     46,800        6,250,725
     Clarus Corp. .............................................     27,400          191,800
     CNET Networks Inc. .......................................     67,090        1,072,392
     Commerce One Inc. ........................................     25,760          652,050
     Complete Business Solutions Inc. .........................    119,600        1,233,375
     Critical Path Inc. .......................................     11,500          353,625
     Cysive Inc. ..............................................     29,000          119,625
     Digital Island Inc. ......................................      1,000            4,063
     Docent Inc. ..............................................     23,700          207,375
     Documentum Inc. ..........................................     58,600        2,911,688
     Embarcadero Technologies Inc. ............................      2,000           90,000

                                                                           FS-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2000 (cont.)

                                                             SHARES          VALUE
---------------------------------------------------------------------------------------
     Common Stocks (cont.)
(a)  Technology Services (cont.)
     Entrust Technologies Inc. .........................     62,200      $    808,600
     E.piphany Inc. ....................................     36,000         1,941,750
     Evolve Software Inc. ..............................     48,400           235,950
     Exodus Communications Inc. ........................      4,000            80,000
     Extensity Inc. ....................................     44,000           264,688
     HNC Software Inc. .................................    103,000         3,057,813
     H.T.E. Inc. .......................................     38,500            34,891
     i2 Technologies Inc. ..............................    333,200        18,117,750
     iAsiaWorks Inc. ...................................     92,700           451,913
     iBeam Broadcasting Corp. ..........................    124,400           132,175
     Informatica Corp. .................................     37,000         1,463,813
     Inforte Corp. .....................................     81,000         1,113,750
     InfoSpace Inc. ....................................     62,062           548,861
     Internap Network Services Corp. ...................     43,900           318,275
     Internet Security Systems Inc. ....................      8,400           658,875
     Intertrust Technologies Corp. .....................     17,500            59,063
     Interwoven Inc. ...................................     37,200         2,452,875
     Intuit Inc. .......................................     67,800         2,673,863
     ITXC Corp. ........................................      9,500            65,906
     Kana Communications Inc. ..........................     44,700           514,050
     Keynote Systems Inc. ..............................     35,200           499,400
     Liberate Technologies Inc. ........................     61,200           833,850
     MatrixOne Inc. ....................................     33,500           609,281
     Mercury Interactive Corp. .........................     13,100         1,182,275
     Micromuse Inc. ....................................    175,360        10,584,620
     National Instruments Corp. ........................      9,500           461,344
     Navisite Inc. .....................................      9,800            22,969
     Netegrity Inc. ....................................     22,500         1,223,438
     Netiq Corp. .......................................     43,400         3,792,075
     Nuance Communications Inc. ........................     16,500           711,563
     Openwave Systems Inc. .............................      4,026           192,996
     Precise Software Solutions Ltd. (Israel) ..........     23,500           581,625
     Predictive Systems Inc. ...........................     84,400           603,988
     Proxicom Inc. .....................................    101,800           419,925
     Quest Software Inc. ...............................     29,900           839,069
     Rare Medium Group Inc. ............................     36,300            69,197
     Rational Software Corp. ...........................     18,000           700,875
     Resonate Inc. .....................................      2,900            27,550
     Retek Inc. ........................................    128,032         3,120,780
     RSA Security Inc. .................................    133,700         7,069,388
     Sapient Corp. .....................................    133,600         1,594,850
     Scient Corp. ......................................    105,600           343,200
     Selectica Inc. ....................................     44,200         1,069,088
     Serena Software Inc. ..............................     39,400         1,348,834
     SignalSoft Corp. ..................................      8,000            78,500
     SonicWALL Inc. ....................................     31,600           513,500
     SpeechWorks International Inc. ....................     15,100           740,844
     StorageNetworks Inc. ..............................     13,100           325,044
     Tanning Technology Corp. ..........................    209,500           772,531
     Tumbleweed Communications Corp. ...................     25,900           443,133
     ValiCert Inc. .....................................     22,900           150,281
     VA Linux Systems Inc. .............................     44,400           360,750
     VERITAS Software Corp. ............................    143,550        12,560,625
     Verity Inc. .......................................     91,400         2,199,313
     Versata Inc. ......................................      1,200            10,725

FS-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                   SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------
      Common Stocks (cont.)
  (a) Technology Services (cont.)
      Viant Corp. .........................................................................          71,200       $    282,575
      Vignette Corp. ......................................................................          91,800          1,652,400
      Vitria Technology Inc. ..............................................................          59,300            459,575
      webMethods Inc. .....................................................................          38,678          3,439,925
      Wind River Systems Inc. .............................................................         215,092          7,340,015
                                                                                                                  ------------
                                                                                                                   138,395,017
                                                                                                                  ------------
      Transportation 2.9%
  (a) Alaska Air Group Inc. ...............................................................          48,200          1,433,950
  (a) Atlantic Coast Airlines Holdings Inc. ...............................................         124,000          5,068,500
      C.H. Robinson Worldwide Inc. ........................................................         196,800          6,186,900
      Expeditors International of Washington Inc. .........................................         136,300          7,317,606
                                                                                                                  ------------
                                                                                                                    20,006,956
                                                                                                                  ------------
      Utilities .2%
      Atmos Energy Corp. ..................................................................          52,600          1,282,125
  (a) TNPC Inc. ...........................................................................          13,000            127,563
                                                                                                                  ------------
                                                                                                                     1,409,688
                                                                                                                  ------------
      Total Common Stocks (Cost $417,700,678) .............................................                        546,977,788
                                                                                                                  ------------
(a,c) Preferred Stocks .1%
      Electronic Technology .1%
      3Ware Inc., pfd., D (Cost $229,176) .................................................          41,093            229,176
                                                                                                                  ------------
      Convertible Preferred Stocks .2%
      Finance .2%
      Bank United Corp., 8.00%, cvt. pfd. (Cost $1,000,000) ...............................          20,000          1,610,624
                                                                                                                  ------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                               ------------
      Convertible Bonds
      Electronic Technology
      Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05 (Cost $190,000) ......................    $    190,000            222,775
                                                                                                                  ------------
      Total Long Term Investments (Cost $419,119,854)......................................                        549,040,363
                                                                                                                  ------------
                                                                                                  SHARES
                                                                                               ------------
  (b) Short Term Investments 21.3%
      Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $146,884,046) ...     146,884,046        146,884,046
                                                                                                                  ------------
      Total Investments (Cost $566,003,900) 101.0%.........................................                        695,924,409
      Other Assets, less Liabilities (1.0)% ...............................................                         (7,030,564)
                                                                                                                  ------------
      Net Assets 100.0% ...................................................................                       $688,893,845
                                                                                                                  ============

(a) Non-income producing
(b) See Note 3 regarding investments in the "Sweep Money Fund."
(c) See Note 6 regarding restricted securities.

                       See notes to financial statements.

                                                                           FS-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ..................................................    $ 566,003,900
                                                             -------------
  Value .................................................      695,924,409
 Receivables:
  Investment securities sold ............................          588,036
  Capital shares sold ...................................          651,631
  Dividends and interest ................................          371,315
                                                             -------------
    Total assets ........................................      697,535,391
                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased .......................          198,348
  Capital shares redeemed ...............................        7,876,148
  Affiliates ............................................          519,104
 Other liabilities ......................................           47,946
                                                             -------------
    Total liabilities ...................................        8,641,546
                                                             -------------
     Net assets, at value ...............................    $ 688,893,845
                                                             =============
Net assets consist of:
 Undistributed net investment income ....................    $   2,827,148
 Net unrealized appreciation ............................      129,920,593
 Accumulated net realized loss ..........................      (18,379,373)
 Capital shares .........................................      574,525,477
                                                             -------------
     Net assets, at value ...............................    $ 688,893,845
                                                             =============
Class 1:
 Net assets, at value ...................................    $ 387,473,972
                                                             =============
 Shares outstanding .....................................       18,233,610
                                                             =============
 Net asset value and offering per share .................    $       21.25
                                                             =============
Class 2:
 Net assets, at value ...................................    $ 301,419,873
                                                             =============
 Shares outstanding .....................................       14,259,916
                                                             =============
 Net asset value and offering per share .................    $       21.14
                                                             =============

                       See notes to financial statements.

FS-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income: (a)
 Dividends .........................................................................     $    7,418,001
 Interest ..........................................................................            725,617
                                                                                         --------------
   Total investment income .........................................................          8,143,618
                                                                                         --------------
Expenses:
 Management fees (Note 3) ..........................................................          3,511,885
 Administration fees (Note 3) ......................................................          1,183,033
 Distribution fees - Class 2 (Note 3) ..............................................            412,622
 Reports to shareholders ...........................................................             62,180
 Professional fees (Note 3) ........................................................             30,660
 Transfer Agent fees ...............................................................             20,659
 Trustees fees and expenses ........................................................              7,636
 Custodian fees ....................................................................              6,110
 Other .............................................................................             42,658
                                                                                         --------------
   Total expenses ..................................................................          5,277,443
                                                                                         --------------
    Net investment income ..........................................................          2,866,175
                                                                                         --------------
Realized and unrealized losses:
 Net realized loss from:
   Investments .....................................................................        (18,279,336)
   Foreign currency transactions ...................................................             (4,516)
                                                                                         --------------
    Net realized loss ..............................................................        (18,283,852)
 Net unrealized appreciation (depreciation) on:
   Investments .....................................................................       (103,604,566)
   Translation of assets and liabilities denominated in foreign currencies .........                 84
                                                                                         --------------
    Net unrealized depreciation ....................................................       (103,604,482)
                                                                                         --------------
Net realized and unrealized loss ...................................................       (121,888,334)
                                                                                         --------------
Net decrease in net assets resulting from operations ...............................     $ (119,022,159)
                                                                                         ==============

(a) Net of foreign taxes and fees of $743.

                       See notes to financial statements.


                                                                           FS-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                             2000               1999
                                                                                        --------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income (loss) ....................................................    $    2,866,175     $    (161,672)
   Net realized gain (loss) from investments and foreign currency transactions .....       (18,283,852)       36,534,411
   Net unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies .......................      (103,604,482)      205,811,890
                                                                                        --------------------------------
    Net increase (decrease) in net assets resulting from operations ................      (119,022,159)      242,184,629
 Distributions to shareholders from:
   Net investment income:
    Class 1 ........................................................................                --        (1,492,353)
    Class 2 ........................................................................                --              (619)
   Net realized gains:
    Class 1 ........................................................................       (34,605,737)         (208,580)
    Class 2 ........................................................................        (1,438,764)              (53)
                                                                                        --------------------------------
 Total distributions to shareholders ...............................................       (36,044,501)       (1,701,605)
 Capital share transactions: (Note 2)
    Class 1 ........................................................................         1,285,055       (66,396,634)
    Class 2 ........................................................................       348,456,588         4,672,614
                                                                                        --------------------------------
 Total capital share transactions ..................................................       349,741,643       (61,724,020)
    Net increase in net assets .....................................................       194,674,983       178,759,004
Net assets:
 Beginning of year .................................................................       494,218,862       315,459,858
                                                                                        --------------------------------
 End of year .......................................................................    $  688,893,845     $ 494,218,862
                                                                                        ================================
Undistributed net investment income (loss) included in net assets:
 End of year .......................................................................    $    2,827,148     $        (103)
                                                                                        ================================

                       See notes to financial statements.

FS-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Small Cap Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 56% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                           FS-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.) Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                           Year Ended December 31,
                                                        ---------------------------------------------------------------
                                                                   2000                              1999(a)
                                                        ---------------------------------------------------------------
                                                          Shares           Amount            Shares            Amount
Class 1 Shares:                                         ---------------------------------------------------------------
Shares sold                                              6,428,608    $  169,558,240        5,623,402    $   95,075,835
Shares issued in merger (Note 7) ...................       162,686         4,046,010               --                --
Shares issued in reinvestment of distributions .....     1,438,908        34,605,736          106,977         1,700,933
Shares redeemed ....................................    (7,961,607)     (206,924,931)     (10,564,693)     (163,173,402)
                                                        ---------------------------------------------------------------
Net increase (decrease) ............................        68,595    $    1,285,055       (4,834,314)   $  (66,396,634)
                                                        ===============================================================
Class 2 Shares:
Shares sold ........................................    13,915,400    $  348,439,686          237,253    $    4,844,539
Shares issued in merger (Note 7) ...................     5,283,033       130,913,570               --                --
Shares issued in reinvestment of distributions .....        60,049         1,438,764               42               673
Shares redeemed ....................................    (5,228,278)     (132,335,432)          (7,583)         (172,598)
                                                        ---------------------------------------------------------------
Net increase .......................................    14,030,204    $  348,456,588          229,712    $    4,672,614
                                                        ===============================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                             Affiliation
------------------------------------------------------------------ -----------------------
   Franklin Templeton Services, LLC (FT Services)                  Administrative manager
   Franklin Advisers, Inc. (Advisers)                              Investment manager
   Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
   Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

FS-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)
The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

 Annualized Fee Rate    Daily Net Assets
---------------------   --------------------------------------------------
  .55%                  First $500 million
  .45%                  Over $500 million, up to and including $1 billion
  .40%                  Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Effective May 1, 2000, the Fund's annualized investment management fee rate was reduced from .75%, .625%, and .50% to .55%, .45% and .40%, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $5,255,500 from the investment in the Sweep Money Fund.

Management fees were reduced on assets invested in the Sweep Money Fund.

Effective May 1, 2000, the Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $3,210 that were paid to a law firm in which a partner of the firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $11,797,055 which may be carried over to offset future capital gains. Such losses expire in 2008.

At December 31, 2000, the Fund has deferred capital losses occuring subsequent to October 31, 2000 of $6,116,262. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions. Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $566,485,043 was as follows:

  Unrealized appreciation .............  $ 220,335,554
  Unrealized depreciation .............    (90,896,188)
                                         -------------
  Net unrealized appreciation .........  $ 129,439,366
                                         =============

                                                                           FS-21
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $239,630,765 and $106,916,209, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000, are as follows:

                                                                  Acquisition
   Shares     Issuer                                                 Date         Cost       Value
-----------   -------------------------------------------------- ------------ ----------- -----------
   41,093     3Ware Inc., pfd., D ..............................   07/28/00    $229,176    $229,176
  116,889     Auspex Systems Inc. ..............................   09/22/00     930,729     736,401
                                                                                           --------
               Total Restricted Securities (.14% of Net Assets)                            $965,577
                                                                                           ========

7. MERGERS

On May 1, 2000, the Fund acquired the net assets of Templeton Variable Products
(TVP) - Franklin Small Cap Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Small Cap Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 162,686 Class 1 and 5,283,033 Class 2 shares of the Fund (valued at $24.87 per share and $24.78 per share, respectively) for the net assets of the TVP - Franklin Small Cap Investments Fund which aggregated $134,959,580, including $11,452,838 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger was $640,938,780.

FS-22
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Fund (the
Fund), a series of the Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                           FS-23
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 3.67% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year end December 31, 2000.

FS-24

PAGE


                                       FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

This report for Franklin Technology Securities Fund covers the eight months since the Fund's inception on May 1, 2000, through the end of the Fund's fiscal year on December 31, 2000. During the reporting period, U.S. economic growth, as measured by real gross domestic product, declined steadily from an annualized 5.6% for the second quarter of 2000 to a 2.2% annualized rate in the third quarter. As higher oil prices and previous Federal Reserve Board interest-rate hikes slowed the overall economy to more moderate levels, equity markets experienced a significant pullback, particularly since the beginning of September. Despite this slowdown, many economic indicators remained strong. Consumer spending was still healthy, unemployment neared 30-year lows and technology appeared to continue to drive historically high productivity gains.

Despite market weakness for equities overall and the technology sector in particular, Franklin Technology Securities Fund performed well, relative to the technology-heavy Nasdaq Composite Index, which fell 38.83% over the same period.(1) The Fund performed well relative to other mutual funds in the same category, outperforming the Lipper Science & Technology Funds Group Average, as explained in the Performance Summary following this discussion.

Several factors, including euro currency weakness, seasonal weakness in some technology subsectors, profit warnings from a number of technology companies and the threat of an overall technology spending slowdown, contributed to technology stocks' general decline during the period. Intel, Lucent, Apple and Xerox, among others, issued sales or earnings warnings. While we believe that many of these warnings were primarily related to company-specific issues, it is clear to us that the global economic slowdown played a part as well. Additionally, weakness among several personal computer manufacturers negatively impacted stock performance for a broad range of semiconductor and computer hardware companies.

(1). Source: Standard and Poor's Micropal. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. For an index description, please see the Index Definitions following the Fund Summaries.

Top 10 Industries
Franklin Technology Securities Fund
12/31/00

                                    % of Total
                                    Net Assets
----------------------------------------------
   Semiconductors                    16.2%

   Telecommunications
   Equipment                         10.9%

   Computer
   Communications                     9.7%

   Packaged Software                  7.7%

   Biotechnology                      7.5%

   Internet Software/Services         6.4%

   Computer Processing
   Hardware                           6.4%

   Electronic Equipment/
   Instruments                        5.5%

   Computer Peripherals               4.9%

   Electronic Components              3.5%



                                                                           FT-1
PAGE

Top 10 Holdings
Franklin Technology
Securities Fund
12/31/00

 Company                       % of Total
 Industry                      Net Assets
-----------------------------------------
   Sun Microsystems Inc.           2.9%
   Computer Processing
   Hardware

   Affiliated Computer
   Services, Inc., A               2.7%
   Data Processing Services

   Brocade Communications
   Systems Inc.                    2.4%
   Computer
   Communications

   Tektronix Inc.                  2.4%
   Electronic Equipment/
   Instruments

   Xilinx Inc.                     2.3%
   Semiconductors

   Solectron Corp.                 2.2%
   Electronic Components

   Network Appliance Inc.          2.1%
   Computer Peripherals

   SDL Inc.                        2.1%
   Semiconductors

   Micron Technology Inc.          2.0%
   Semiconductors

   Cisco Systems Inc.              2.0%
   Computer
   Communications

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Another significant change over the past eight months proved to be the sharp decrease in spending from previously cash-rich "dot-com" companies. The surviving Internet companies have since adopted more restrained investment strategies. We believe this transition, which hurt the computer hardware and information technology consulting stocks, should lead to healthier, more sustainable growth for the market leaders over time.

We expect that many of the leading technology stocks will continue to report strong earnings. In fact, two of the Fund's top 10 holdings, Tektronix and SDL, recently reported earnings well ahead of expectations. Investors reacted positively to these reports and, in each case, the company's stock price appreciated after the announcement. Over the past few months we added to positions in SDL, Genentech, Solectron, Network Appliance, Sun Microsystems and others. We believe that the market decline offers attractive buying opportunities in these and several other stocks owned in the portfolio.

We strongly believe that technology's critical importance to the global economy will continue to grow. We expect electronic commerce, Internet traffic, new wireless devices, software applications and technology outsourcing to expand substantially. Biotechnology advances and the digital information explosion also contribute to our optimism. Corporations have steadily increased the proportion of their capital budgets spent on technology, and we believe that this trend will persist. The recent market decline was in part precipitated by a general slowdown in corporate spending. Such slowdowns are a normal part of the business cycle and in no way diminish our confidence in technology stocks' solid long-term prospects. Franklin Technology Securities Fund seeks to concentrate investments on high-quality, rapidly growing companies, which we believe will outperform over the long term. Although these stocks are subject to higher volatility than the broader market, we believe their long-term return potential more than compensates for the increased short-term volatility.

FT-2
PAGE

Investors should expect periodic technology market declines, and we have been using this recent market decline to increase our weightings in selected positions. We will continue to apply our disciplined investment approach by targeting existing as well as future leaders across all segments of the broader technology industry.

Thank you for your support. We welcome your comments and look forward to serving your investment needs in the future.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry or group of industries. By doing so, the Fund may experience greater volatility than a more broadly diversified portfolio.

                                                                           FT-3
PAGE

Franklin Technology
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since the Fund has existed for less than one year, average annual total returns are not provided.

Franklin Technology Securities Fund - Class 2*
Period ended 12/31/00
                                     Since      Since Class 2
                                  Inception      Inception
                                  (5/1/00)        (9/1/00)
                               ------------------------------
 Aggregate Total Return             -24.30%         -42.35%
 Value of $10,000 Investment         $7,570          $5,765

*Because Class 2 shares were not offered until 9/1/00, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 9/1/00, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/00-12/31/00)

The graph compares the performance of Franklin Technology Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Nasdaq Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Technology Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index** and the Nasdaq Composite Index** from 5/1/00-12/31/00.

            Franklin Technology Securities      S&P 500 Index                          NASDAQ Index
                           Fund - Class II
    ------------------------------------------------------------------------------------------------
     05/01/2000                         $10,000                   $10,000                   $10,000
     05/31/2000        -1.70%            $9,830         -2.05%     $9,795      -11.75%       $8,825
     06/30/2000        14.45%           $11,250          2.46%    $10,036       16.88%      $10,315
     07/31/2000        -4.62%           $10,731         -1.56%     $9,879       -5.03%       $9,796
     08/31/2000        22.37%           $13,131          6.21%    $10,493       11.68%      $10,940
     09/30/2000        -7.39%           $12,161         -5.28%     $9,939      -12.66%       $9,555
     10/31/2000       -12.17%           $10,681         -0.42%     $9,897       -8.23%       $8,769
     11/30/2000       -26.03%            $7,901         -7.88%     $9,117      -22.85%       $6,765
     12/31/2000        -4.18%            $7,570          0.49%     $9,162       -4.82%       $6,439

**Source: Standard & Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

The Fund's Class 2* shares returned -24.30% vs. the -36.72% average return for the Lipper Science & Technology Group for the eight months ended 12/31/00, as measured by Lipper Inc. The Lipper Science & Technology Group includes 231 funds that invest at least 65% of their equity portfolios in science and technology stocks.

Past performance does not guarantee future results.

FT-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Highlights

                                                              Class 1
                                                        --------------------
                                                            Period Ended
                                                        December 31, 2000(a)
                                                        --------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................      $  10.00
                                                              --------
Income from investment operations:
 Net operating loss (b) ................................          (.02)
 Net realized and unrealized losses ....................         (2.40)
                                                              --------
Total from investment operations .......................         (2.42)
                                                              --------
Net asset value, end of period .........................      $   7.58
                                                              ========
Total return (c) .......................................        (24.20)%
Ratios/supplemental data
Net assets, end of period (000's) ......................      $  9,066
Ratios to average net assets:
 Expenses ..............................................           .99%(d)
 Net operating loss ....................................          (.30)%(d)
Portfolio turnover rate ................................        106.77%

(a) For the period May 1, 2000 (effective date) to December 31, 2000.
(b) Based on average shares outstanding.
(c) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(d) Annualized

                                                                            FT-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Highlights (continued)

                                                              Class 2
                                                        --------------------
                                                           Period Ended
                                                        December 31, 2000(a)
                                                        --------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................    $ 13.13
                                                               -------
Income from investment operations:
 Net operating loss (b) ...................................       (.01)
 Net realized and unrealized losses .......................      (5.55)
                                                               -------
Total from investment operations ..........................      (5.56)
                                                               -------
Net asset value, end of period ............................    $  7.57
                                                               =======
Total return (c) ..........................................     (42.35)%
Ratios/supplemental data
Net assets, end of period (000's) .........................    $ 1,855
Ratios to average net assets:
 Expenses .................................................       1.24%(d)
 Net operating loss .......................................       (.29)%(d)
Portfolio turnover rate ...................................     106.77%

(a) For the period September 1, 2000 (effective date) to December 31, 2000.
(b) Based on average shares outstanding.
(c) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(d) Annualized

                       See notes to financial statements.

FT-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, December 31, 2000

                                                              SHARES        VALUE
------------------------------------------------------------------------------------
     Common Stocks 92.0%
(a)  Alternative Power Generation .4%
     Stuart Energy Systems Corp. (Canada) ................     6,800     $   43,009
                                                                         ----------
(a)  Biotechnology 7.5%
     Abgenix Inc. ........................................     2,600        153,563
     Alexion Pharmaceuticals Inc. ........................     2,000        129,875
     Biogen Inc. .........................................     2,500        150,156
     COR Therapeutics Inc. ...............................     2,500         87,969
     Genentech Inc. ......................................     2,550        207,825
     Large Scale Biology Corp. ...........................     9,700         92,150
                                                                         ----------
                                                                            821,538
                                                                         ----------
(a)  Computer Communications 9.7%
     Adaptec Inc. ........................................    10,800        110,700
     Avocent Corp. .......................................     6,400        172,800
     Brocade Communications Systems Inc. .................     2,900        266,256
     Cisco Systems Inc. ..................................     5,600        214,200
     Extreme Networks Inc. ...............................     3,150        123,244
     Juniper Networks Inc. ...............................     1,400        176,488
                                                                         ----------
                                                                          1,063,688
                                                                         ----------
(a)  Computer Peripherals 4.9%
     EMC Corp. ...........................................     2,400        159,600
     Network Appliance Inc. ..............................     3,600        231,075
     QLogic Corp. ........................................     1,850        142,450
                                                                         ----------
                                                                            533,125
                                                                         ----------
     Computer Processing Hardware 6.4%
     Compaq Computer Corp. ...............................     4,500         67,725
(a)  Dell Computer Corp. .................................     6,300        109,856
     International Business Machines Corp. ...............     2,350        199,750
(a)  Sun Microsystems Inc. ...............................    11,400        317,775
                                                                         ----------
                                                                            695,106
                                                                         ----------
(a)  Data Processing Services 2.7%
     Affiliated Computer Services Inc., A ................     4,900        297,369
                                                                         ----------
(a)  Electrical Products 1.4%
     Beacon Power Corp. ..................................     9,000         90,000
     Capstone Turbine Corp. ..............................     2,300         64,400
                                                                         ----------
                                                                            154,400
                                                                         ----------
(a)  Electronic Components 3.5%
     Flextronics International Ltd. (Singapore) ..........     5,000        142,500
     Solectron Corp. .....................................     7,200        244,080
                                                                         ----------
                                                                            386,580
                                                                         ----------
(a)  Electronic Equipment/Instruments 5.5%
     Agilent Technologies Inc. ...........................     3,600        197,100
     Caliper Technologies Corp. ..........................     2,800        131,600
     Tektronix Inc. ......................................     7,900        266,131
                                                                         ----------
                                                                            594,831
                                                                         ----------
(a)  Electronic Production Equipment 3.0%
     Novellus Systems Inc. ...............................     3,200        115,000
     Teradyne Inc. .......................................     5,600        208,600
                                                                         ----------
                                                                            323,600
                                                                         ----------

                                                                            FT-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                          SHARES        VALUE
---------------------------------------------------------------------------------
     Common Stocks (cont.)
     Information Technology Services 2.9%
     Electronic Data Systems Corp. ...................     2,300     $   132,825
(a)  Predictive Systems Inc. .........................    13,500          96,609
(a)  Sapient Corp. ...................................     6,900          82,369
                                                                     -----------
                                                                         311,803
                                                                     -----------
(a)  Internet Software/Services 6.4%
     Ariba Inc. ......................................     1,500          80,438
     Art Technology Group Inc. .......................     2,400          73,350
     BEA Systems Inc. ................................     2,300         154,819
     Commerce One Inc. ...............................     3,400          86,063
     Evolve Software Inc. ............................    22,000         107,250
     Quest Software Inc. .............................     3,400          95,413
     VeriSign Inc. ...................................     1,400         103,863
                                                                     -----------
                                                                         701,196
                                                                     -----------
(a)  Medical Specialties .8%
     Argonaut Technologies Inc. ......................    10,600          90,100
                                                                     -----------
(a)  Miscellaneous Commercial Services 1.1%
     Concord EFS Inc. ................................     2,700         118,631
                                                                     -----------
(a)  Miscellaneous Manufacturing 1.0%
     Varian Inc. .....................................     3,300         111,788
                                                                     -----------
(a)  Packaged Software 7.7%
     Actuate Corp. ...................................     6,300         120,488
     Cadence Design Systems Inc. .....................     4,100         112,750
     i2 Technologies Inc. ............................     2,600         141,375
     Microsoft Corp. .................................     4,300         186,513
     Siebel Systems Inc. .............................     2,000         135,250
     VERITAS Software Corp. ..........................     1,700         148,750
                                                                     -----------
                                                                         845,126
                                                                     -----------
     Semiconductors 16.2%
(a)  Applied Micro Circuits Corp. ....................     2,750         206,379
(a)  Cirrus Logic Inc. ...............................     6,200         116,250
(a)  Integrated Device Technology Inc. ...............     2,900          96,063
     Intel Corp. .....................................     5,900         177,369
(a)  Intersil Holding Corp. ..........................     5,200         119,275
(a)  Maxim Integrated Products Inc. ..................     2,700         129,094
(a)  Micrel Inc. .....................................     3,600         121,275
(a)  Micron Technology Inc. ..........................     6,300         223,650
(a)  PMC-Sierra Inc. (Canada) ........................     1,150          90,419
(a)  SDL Inc. ........................................     1,550         229,691
(a)  Xilinx Inc. .....................................     5,500         253,688
                                                                     -----------
                                                                       1,763,153
                                                                     -----------
     Telecommunications Equipment 10.9%
(a)  ADC Telecommunications Inc. .....................     5,900         106,938
(a)  Centillium Communications Inc. ..................     5,800         129,050
(a)  CIENA Corp. .....................................     1,950         158,316
     Corning Inc. ....................................     3,500         184,844
     Nokia Corp., ADR (Finland) ......................     2,600         113,100
(a)  Polycom Inc. ....................................     3,000          96,563
     Scientific-Atlanta Inc. .........................     3,600         117,225
(a)  Sierra Wireless Inc. (Canada) ...................     2,600         120,900
(a)  Sonus Networks Inc. .............................     3,600          90,900
(a)  Western Multiplex Corp. .........................    10,700          73,555
                                                                     -----------
                                                                       1,191,391
                                                                     -----------
     Total Common Stocks (Cost $13,245,160) ..........                10,046,434
                                                                     -----------

FT-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                          SHARES         VALUE
------------------------------------------------------------------------------------------------------------------
(a,c)  Preferred Stocks .1%
       Packaged software .1%
       Micro Photonix Integration Corp., pfd., C (Cost $8,740) ......................      1,384      $     8,740
                                                                                                      -----------
       Total Long Term Investments (Cost $13,253,900) ...............................                  10,055,174
                                                                                                      -----------
  (b)  Short Term Investments 6.3%
       Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $688,253)     688,253          688,253
                                                                                                      -----------
       Total Investments (Cost $13,942,153) 98.4% ...................................                  10,743,427
       Other Assets, less Liabilities 1.6% ..........................................                     177,494
                                                                                                      -----------
       Net Assets 100.0% ............................................................                 $10,920,921
                                                                                                      ===========

(a) Non-income producing
(b) See Note 3 regarding investments in the "Sweep Money Fund."
(c) See Note 6 regarding restricted securities.

                       See notes to financial statements.

                                                                            FT-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
   Cost ...............................................     $ 13,942,153
                                                            ============
   Value ..............................................       10,743,427
 Receivables:
   Investment securities sold .........................          259,724
   Capital shares sold ................................           57,023
   Dividends and interest .............................              112
                                                            ------------
    Total assets ......................................       11,060,286
                                                            ------------
Liabilities:
 Payables:
   Investment securities purchased ....................          115,160
   Affiliates .........................................           17,152
   Capital shares redeemed ............................              318
 Other liabilities ....................................            6,735
                                                            ------------
    Total liabilities .................................          139,365
                                                            ------------
     Net assets, at value .............................     $ 10,920,921
                                                            ============
Net assets consist of:
 Net unrealized depreciation ..........................     $ (3,198,726)
 Accumulated net realized loss ........................       (1,635,761)
 Capital shares .......................................       15,755,408
                                                            ------------
     Net assets, at value .............................     $ 10,920,921
                                                            ============
Class 1:
 Net assets, at value .................................     $  9,065,841
                                                            ============
 Shares outstanding ...................................        1,195,559
                                                            ============
 Net asset value and offering price per share .........     $       7.58
                                                            ============
Class 2:
 Net assets, at value .................................     $  1,855,080
                                                            ============
 Shares outstanding ...................................          244,985
                                                            ============
 Net asset value and offering price per share .........     $       7.57
                                                            ============

                       See notes to financial statements.

FT-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements (continued)

Statement of Operations
(for the period ended December 31, 2000)

Investment income:
 Dividends ...................................................    $     33,461
 Interest ....................................................             959
                                                                  ------------
   Total investment income ...................................          34,420
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................          25,076
 Administration fees (Note 3) ................................          12,187
 Distribution fees - Class 2 (Note 3) ........................             749
 Professional fees ...........................................           9,141
 Transfer agent fees .........................................             107
 Custodian fees ..............................................              75
 Other .......................................................           1,689
                                                                  ------------
   Total expenses ............................................          49,024
                                                                  ------------
    Net investment (loss) ....................................         (14,604)
                                                                  ------------
Realized and unrealized losses:
 Net realized gain (loss) from:
   Investments ...............................................      (1,635,761)
   Foreign currency transactions .............................             301
                                                                  ------------
    Net realized loss ........................................      (1,635,460)
 Net unrealized depreciation on investments: .................      (3,198,726)
                                                                  ------------
Net realized and unrealized loss .............................      (4,834,186)
                                                                  ------------
Net decrease in net assets resulting from operations .........    $ (4,848,790)
                                                                  ============

(a) Net of foreign taxes and fees of $32.

                       See notes to financial statements.

                                                                           FT-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements (continued)

Statement of Changes in Net Assets
for the period ended December 31, 2000

                                                                                                 Period Ended
                                                                                             December 31, 2000(a)
                                                                                             --------------------
Increase (decrease) in net assets:
 Operations:
   Net operating loss ....................................................................      $    (14,604)
   Net realized loss from investments and foreign currency transactions ..................        (1,635,460)
   Net unrealized depreciation on investments ............................................        (3,198,726)
                                                                                                ------------
    Net decrease in net assets resulting from operations .................................        (4,848,790)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................        13,331,364
    Class 2 ..............................................................................         2,438,347
                                                                                                ------------
 Total capital share transactions ........................................................        15,769,711
    Net increase in net assets ...........................................................        10,920,921
                                                                                                ------------
Net assets, end of period (there is no undistributed net investment income
  at the beginning or end of the period) .................................................      $ 10,920,921
                                                                                                ============


(a) For the period May 1, 2000 (effective date) to December 31, 2000.

                       See notes to financial statements.

FT-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Technology Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 96% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                           FT-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Period Ended
                                                  December 31, 2000
                                              -------------------------
                                                Shares         Amount
Class 1 Shares (a):                           -------------------------
Shares sold ...............................   1,598,714    $ 17,577,102
Shares redeemed ...........................    (403,155)     (4,245,738)
                                              -------------------------
Net increase ..............................   1,195,559    $ 13,331,364
                                              =========================
Class 2 Shares (b):
Shares sold ...............................     301,903    $  2,955,862
Shares redeemed ...........................     (56,918)       (517,515)
                                              -------------------------
Net increase ..............................     244,985    $  2,438,347
                                              =========================

(a) For the period May 1, 2000 (effective date) to December 31, 2000.
(b) For the period September 1, 2000 (effective date) to December 31, 2000.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                                 Affiliation
--------------------------------------------------------------------   -----------------------
       Franklin Templeton Services, LLC (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $32,176 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------- --------------------------------------------------
  .55%                First $500 million
  .45%                Over $500 million, up to and including $1 billion
  .40%                Over $1 billion, up to and including $1.5 billion

FT-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services of .25% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $140,539 which may be carried over to offset future capital gains. Such losses expire in 2008.

At December 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $1,057,289. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net operating loss differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions. Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $14,380,086 was as follows:

  Unrealized appreciation .............  $    524,078
  Unrealized depreciation .............    (4,160,737)
                                         ------------
  Net unrealized depreciation .........  $ (3,636,659)
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $22,688,497 and $7,798,835, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000, are as follows:

                                                                             Acquisition
Shares   Issuer                                                                 Date         Cost      Value
-------------------------------------------------------------------------------------------------------------
1,384    Micro Photonix Integration Corp., pfd., C (0.1% of Net Assets)....... 6/23/00       $8,740    $8,740
                                                                                                       ======

                                                                           FT-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Technology Securities Fund (the Fund), a series of the Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the period then ended, the changes in its net assets for the period then ended and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

FT-16

PAGE


                                             FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable-rate mortgage-backed securities.
--------------------------------------------------------------------------------

The U.S. economy shifted gears dramatically during the year under review. In the first and second quarters of 2000, gross domestic product (GDP) expanded at annualized rates of 4.8% and 5.6%. This sizzling growth, combined with record low unemployment and above-average consumer spending, prompted the Federal Reserve Board (the Fed) to raise short-term interest rates three times in an attempt to slow the economy and keep inflation at bay. The economy's growth trend shifted in the third quarter of 2000 as annualized GDP dropped sharply to 2.2%, following numerous corporate earnings warnings and reports of eroding consumer confidence. The Fed, which has left rates unchanged since May, announced on December 19 that the risk of sluggish economic growth outweighed inflationary threats and adopted a bias toward easing interest rates.

Although short- and intermediate-term Treasury yields rose as a result of the Fed's tightening during the first half of the period, expectations of a reduced supply of longer-term Treasuries contributed to falling yields for this type of security and an inverted yield curve, where shorter-term yields were higher than longer-term yields. However, long-term yields started to increase in September when investors seemed to reject the notion that the U.S. Treasury would continue to buy back debt and drive up prices indefinitely. Mortgage pass-throughs and other fixed-income securities, such as those in which the Fund invests, did not participate in these supply-related events. During the early part of the reporting period, yield spreads between mortgage pass-throughs and Treasury bonds generally widened, increasing these securities' income advantage over Treasuries. Toward the end of the period, Treasuries outperformed as prices increased enough to offset mortgage pass-throughs' income advantage.

As short-term interest rates increased during the first five months of the period, mortgage rates rose accordingly. Such a situation usually means slower prepayments and lower prepayment risk, as higher mortgage rates reduce the incentive for homeowners to refinance their mortgages. Following the Fed's last interest-rate hike in May, mortgage rates steadily declined. Declining rates resulted in rising bond prices, offset only by apparent concerns that too rapid a decline would cause prepayments to rise, hindering the Fund's total returns.

This chart shows in pie format the investment holdings of Franklin U.S. Government Fund based on total net assets on 12/31/00.

Mortgage-Backed Securities              74.5%
Agency Notes & Bonds                    22.6%
Short-Term Investments
& Other Net Assets                      2.9%

                                                                          FUS-1
PAGE

Investors generally favored Government National Mortgage Association (GNMA) pass-throughs for most of the year probably because they looked to GNMAs as the closest substitute for long-term Treasury bonds, whose supply was dwindling. GNMAs were also considered more creditworthy than Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Association (FHLMC) pass-throughs whose status as quasi-government agencies was being re-evaluated. Although we believed that investor fears over this issue were exaggerated, spreads on FNMAs and FHLMCs widened significantly and allowed us to increase our weightings in such securities at attractive levels. GNMAs also offered a more stable investment alternative to equities, which experienced significant volatility during the period under review.

Our outlook for mortgage pass-throughs remains positive as their combination of strong yields and moderate interest-rate risk should offer investors a more conservative investment in the face of economic uncertainty. We will continue to manage Franklin U.S. Government Fund primarily as a mortgage income fund, emphasizing agency mortgage pass-throughs for their attractive income advantages versus Treasury securities. In addition, the Fund will continue to use non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FUS-2
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin U.S. Government Fund - Class 2*
Periods ended 12/31/00
                                                                                           Since     Since Class 2
                                                                                       Inception      Inception
                                                 1-Year        5-Year       10-Year    (3/14/89)       (1/6/99)
                                           -----------------------------------------------------------------------
 Average Annual Total Return                 +11.39%         +6.04%        +7.67%       +7.71%         +5.00%
 Cumulative Total Return                     +11.39%        +34.06%      +109.37%     +140.36%        +10.17%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin U.S. Government Fund - Class 2*, the Lehman Brothers Intermediate Government Bond Index and the Lipper VIP U.S. Mortgage Funds Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin U.S. Government Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index**, Lipper VIP U.S. Mortgage Funds Average** and CPI** from 1/1/91-12/31/00.

                   Franklin U.S.      Lehman Brothers    Lipper VIP U.S.          CPI
                      Government         Intermediate     Mortgage Funds
                    Fund - Class      Government Bond            Average
                              II                Index
               -----------------------------------------------------------------------
    01/01/1991      $10,000             $10,000         $10,000               $10,000
    01/31/1991      $10,150             $10,103         $10,131               $10,060
    02/28/1991      $10,238             $10,165         $10,203               $10,075
    03/31/1991      $10,290             $10,221         $10,251               $10,090
    04/30/1991      $10,370             $10,326         $10,361               $10,105
    05/31/1991      $10,449             $10,384         $10,431               $10,136
    06/30/1991      $10,463             $10,392         $10,415               $10,165
    07/31/1991      $10,608             $10,504         $10,586               $10,180
    08/31/1991      $10,800             $10,704         $10,786               $10,210
    09/30/1991      $11,018             $10,886         $10,986               $10,255
    10/31/1991      $11,155             $11,010         $11,145               $10,270
    11/30/1991      $11,228             $11,139         $11,221               $10,300
    12/31/1991      $11,529             $11,409         $11,560               $10,307
    01/31/1992      $11,365             $11,300         $11,344               $10,323
    02/29/1992      $11,465             $11,335         $11,434               $10,360
    03/31/1992      $11,383             $11,289         $11,368               $10,413
    04/30/1992      $11,474             $11,391         $11,465               $10,427
    05/31/1992      $11,729             $11,561         $11,680               $10,442
    06/30/1992      $11,910             $11,727         $11,852               $10,479
    07/31/1992      $12,155             $11,952         $12,050               $10,501
    08/31/1992      $12,296             $12,074         $12,155               $10,531
    09/30/1992      $12,438             $12,241         $12,240               $10,560
    10/31/1992      $12,230             $12,094         $12,038               $10,597
    11/30/1992      $12,258             $12,044         $12,046               $10,612
    12/31/1992      $12,485             $12,200         $12,250               $10,605
    01/31/1993      $12,749             $12,427         $12,478               $10,657
    02/28/1993      $12,975             $12,609         $12,651               $10,694
    03/31/1993      $13,041             $12,656         $12,688               $10,731
    04/30/1993      $13,116             $12,755         $12,739               $10,761
    05/31/1993      $13,154             $12,720         $12,774               $10,776
    06/30/1993      $13,392             $12,905         $12,949               $10,791
    07/31/1993      $13,481             $12,931         $13,009               $10,791
    08/31/1993      $13,678             $13,123         $13,158               $10,822
    09/30/1993      $13,678             $13,177         $13,169               $10,844
    10/31/1993      $13,747             $13,209         $13,236               $10,889
    11/30/1993      $13,569             $13,143         $13,088               $10,897
    12/31/1993      $13,697             $13,197         $13,190               $10,897
    01/31/1994      $13,875             $13,327         $13,338               $10,926
    02/28/1994      $13,599             $13,145         $13,184               $10,963
    03/31/1994      $13,117             $12,953         $12,892               $11,000
    04/30/1994      $12,989             $12,869         $12,817               $11,016
    05/31/1994      $13,009             $12,878         $12,836               $11,023
    06/30/1994      $12,926             $12,880         $12,809               $11,061
    07/31/1994      $13,248             $13,049         $13,000               $11,091
    08/31/1994      $13,238             $13,087         $13,028               $11,135
    09/30/1994      $12,968             $12,978         $12,890               $11,165
    10/31/1994      $12,908             $12,981         $12,875               $11,173
    11/30/1994      $12,908             $12,922         $12,845               $11,188
    12/31/1994      $13,074             $12,965         $12,938               $11,188
    01/31/1995      $13,366             $13,176         $13,167               $11,232
    02/28/1995      $13,730             $13,431         $13,437               $11,277
    03/31/1995      $13,802             $13,504         $13,523               $11,314
    04/30/1995      $14,010             $13,661         $13,677               $11,352
    05/31/1995      $14,624             $14,046         $14,098               $11,375
    06/30/1995      $14,703             $14,136         $14,169               $11,397
    07/31/1995      $14,659             $14,143         $14,166               $11,397
    08/31/1995      $14,848             $14,261         $14,329               $11,427
    09/30/1995      $15,005             $14,356         $14,445               $11,450
    10/31/1995      $15,205             $14,514         $14,620               $11,488
    11/30/1995      $15,406             $14,691         $14,812               $11,480
    12/31/1995      $15,618             $14,837         $14,971               $11,471
    01/31/1996      $15,719             $14,961         $15,083               $11,539
    02/29/1996      $15,451             $14,803         $14,893               $11,576
    03/31/1996      $15,339             $14,735         $14,819               $11,636
    04/30/1996      $15,239             $14,692         $14,749               $11,682
    05/31/1996      $15,172             $14,684         $14,702               $11,704
    06/30/1996      $15,390             $14,834         $14,884               $11,711
    07/31/1996      $15,426             $14,880         $14,918               $11,733
    08/31/1996      $15,402             $14,897         $14,907               $11,755
    09/30/1996      $15,702             $15,089         $15,158               $11,793
    10/31/1996      $16,039             $15,336         $15,483               $11,831
    11/30/1996      $16,279             $15,522         $15,735               $11,853
    12/31/1996      $16,183             $15,438         $15,628               $11,853
    01/31/1997      $16,255             $15,497         $15,694               $11,891
    02/28/1997      $16,291             $15,521         $15,735               $11,928
    03/31/1997      $16,207             $15,433         $15,574               $11,958
    04/30/1997      $16,447             $15,607         $15,816               $11,972
    05/31/1997      $16,603             $15,729         $15,956               $11,965
    06/30/1997      $16,787             $15,864         $16,151               $11,979
    07/31/1997      $17,156             $16,158         $16,527               $11,994
    08/31/1997      $17,041             $16,096         $16,422               $12,017
    09/30/1997      $17,270             $16,272         $16,653               $12,047
    10/31/1997      $17,473             $16,462         $16,873               $12,077
    11/30/1997      $17,524             $16,499         $16,912               $12,069
    12/31/1997      $17,689             $16,632         $17,076               $12,055
    01/31/1998      $17,880             $16,848         $17,279               $12,078
    02/28/1998      $17,905             $16,830         $17,269               $12,101
    03/31/1998      $17,969             $16,882         $17,322               $12,124
    04/30/1998      $18,058             $16,963         $17,419               $12,146
    05/31/1998      $18,210             $17,080         $17,574               $12,168
    06/30/1998      $18,321             $17,195         $17,685               $12,182
    07/31/1998      $18,376             $17,260         $17,759               $12,197
    08/31/1998      $18,636             $17,586         $17,990               $12,211
    09/30/1998      $18,978             $17,996         $18,245               $12,226
    10/31/1998      $18,869             $18,026         $18,187               $12,255
    11/30/1998      $18,937             $17,971         $18,227               $12,255
    12/31/1998      $19,005             $18,041         $18,300               $12,248
    01/31/1999      $19,129             $18,122         $18,404               $12,277
    02/28/1999      $18,896             $17,874         $18,248               $12,292
    03/31/1999      $18,992             $17,992         $18,368               $12,329
    04/30/1999      $19,047             $18,040         $18,453               $12,419
    05/31/1999      $18,870             $17,930         $18,316               $12,419
    06/30/1999      $18,732             $17,955         $18,247               $12,419
    07/31/1999      $18,588             $17,957         $18,165               $12,456
    08/31/1999      $18,558             $17,982         $18,148               $12,486
    09/30/1999      $18,840             $18,137         $18,413               $12,546
    10/31/1999      $18,886             $18,173         $18,468               $12,569
    11/30/1999      $18,870             $18,186         $18,485               $12,576
    12/31/1999      $18,799             $18,129         $18,387               $12,576
    01/31/2000      $18,688             $18,068         $18,277               $12,614
    02/29/2000      $18,878             $18,218         $18,465               $12,688
    03/31/2000      $19,150             $18,425         $18,663               $12,792
    04/30/2000      $19,104             $18,418         $18,648               $12,800
    05/31/2000      $19,137             $18,468         $18,666               $12,815
    06/30/2000      $19,504             $18,761         $19,025               $12,882
    07/31/2000      $19,615             $18,885         $19,144               $12,912
    08/31/2000      $19,919             $19,097         $19,422               $12,912
    09/30/2000      $20,079             $19,263         $19,599               $12,979
    10/31/2000      $20,239             $19,396         $19,716               $13,001
    11/30/2000      $20,559             $19,681         $20,038               $13,009
    12/31/2000      $20,937             $20,027         $20,362               $13,001

**Sources: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Franklin U.S. Government
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FUS-3
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

                                                                                     Class 1
                                                         ---------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                         ---------------------------------------------------------------------
                                                             2000          1999         1998           1997          1996
                                                         ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    11.78    $    13.89    $     13.92    $     13.47    $     14.00
                                                         ---------------------------------------------------------------------
Income from investment operations:
 Net investment income (a) ...........................          .79           .83            .99           1.00            .75
 Net realized and unrealized gains (losses) ..........          .60          (.96)           .01            .21           (.31)
                                                         ---------------------------------------------------------------------
Total from investment operations .....................         1.39          (.13)          1.00           1.21            .44
                                                         ---------------------------------------------------------------------
Less distributions from net investment income.........         (.01)        (1.98)         (1.03)          (.76)          (.97)
                                                         ---------------------------------------------------------------------
Net asset value, end of year .........................   $    13.16    $    11.78    $     13.89    $     13.92    $     13.47
                                                         =====================================================================
Total return (b) .....................................        11.82%         (.94)%         7.44%          9.31%          3.62%
Ratios/supplemental data
Net assets, end of year (000's) ......................   $  424,513    $  515,033    $   710,832    $   765,084    $   843,858
Ratios to average net assets:
 Expenses ............................................          .52%          .51%           .50%           .50%           .51%
 Net investment income ...............................         6.48%         6.25%          6.22%          6.49%          6.66%
Portfolio turnover rate ..............................         6.28%         7.90%         31.34%         16.84%         12.93%(c)

(a) Based on average shares outstanding.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) The portfolio turnover rate excludes transactions related to the merger of the Franklin Investment Grade Intermediate Bond Fund and the Franklin Adjustable U.S. Government Fund and mortgage dollar roll transactions.

                       See notes to financial statements.

FUS-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

                                                                       Class 2
                                                              -------------------------
                                                               Year Ended December 31,
                                                              -------------------------
                                                                2000          1999(c)
                                                              -------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $  11.78        $   13.89
                                                              -------------------------
Income from investment operations:
 Net investment income (a) ...............................         .77              .77
 Net realized and unrealized gains (losses) ..............         .57             (.92)
                                                              -------------------------
Total from investment operations .........................        1.34             (.15)
                                                              -------------------------
Less distributions from net investment income ............        (.01)           (1.96)
                                                              -------------------------
Net asset value, end of year .............................    $  13.11        $   11.78
                                                              =========================
Total return (b) .........................................       11.39%           (1.10)%
Ratios/supplemental data
Net assets, end of year (000's) ..........................    $  3,961        $   1,877
Ratios to average net assets:
 Expenses ................................................         .77%             .77%(d)
 Net investment income ...................................        6.22%            5.95%(d)
Portfolio turnover rate ..................................        6.28%            7.90%

(a) Based on average shares outstanding.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Annualized

                       See notes to financial statements.

                                                                           FUS-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2000

                                                                                          PRINCIPAL
                                                                                            AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities 74.5%
Government National Mortgage Association (GNMA) - Fixed Rate 49.1%
GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 ...............................................    $ 6,563,196     $  6,178,918
GNMA II, 5.50%, 9/20/28 - 1/20/29 ...................................................      2,873,773        2,694,969
GNMA I, SF, 6.00%, 11/15/23 - 4/15/24 ...............................................     12,345,822       12,073,941
GNMA II, 6.00%, 1/20/24 - 8/20/28 ...................................................     27,646,421       26,787,380
GNMA I, SF, 6.50%, 5/15/23 - 1/15/30 ................................................     34,172,958       33,955,847
GNMA II, 6.50%, 12/20/27 - 4/20/30 ..................................................     19,912,701       19,647,441
GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 ................................................     45,012,367       45,339,241
GNMA I, SF, 7.25%, 11/15/25 .........................................................        851,926          858,777
GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ..................................................      2,103,215        2,160,535
GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 ................................................     21,039,163       21,495,198
GNMA II, 7.50%, 11/20/16 - 11/20/26 .................................................     14,132,880       14,368,933
GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 ................................................     11,971,539       12,351,979
GNMA II, 8.00%, 7/20/16 - 8/20/26 ...................................................      1,000,872        1,026,968
GNMA I, SF, 8.25%, 4/15/25 ..........................................................        485,279          499,594
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 ...............................................      2,980,270        3,085,141
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 ................................................      1,528,451        1,603,657
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 ...............................................      2,738,013        2,937,281
GNMA II, 9.50%, 4/20/25 .............................................................        299,822          314,479
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 ...............................................      2,760,005        2,971,961
                                                                                                         ------------
                                                                                                          210,352,240
                                                                                                         ------------
Federal National Mortgage Association (FNMA) - Fixed Rate 10.3%
FNMA, 6.00%, 10/01/23 - 9/01/29 .....................................................     21,351,408       20,704,871
FNMA, 6.50%, 1/01/24 - 1/01/30 ......................................................     11,011,193       10,912,409
FNMA, 7.00%, 5/01/24 ................................................................      1,044,188        1,050,970
FNMA, PL, 7.00%, 3/17/35 ............................................................      2,979,565        2,965,920
FNMA, 7.50%, 4/01/23 - 8/01/25 ......................................................      3,871,609        3,942,631
FNMA, 8.00%, 7/01/16 - 2/01/25 ......................................................      3,935,375        4,061,376
FNMA, 8.50%, 10/01/19 - 2/01/22 .....................................................        229,872          238,509
                                                                                                         ------------
                                                                                                           43,876,686
                                                                                                         ------------
Federal National Mortgage Association (FNMA) - Adjustable Rate 4.7%
FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 8.159%, 2/01/19 ..............      2,281,907        2,344,929
FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 8.283%, 9/01/18 ............      2,544,203        2,628,638
FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 8.182%, 7/01/19 ............      2,239,128        2,310,495
FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 8.073%, 1/01/18 ............      6,824,526        7,015,146
FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.759%, 6/01/02 .............      4,213,658        4,247,046
FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.919%, 3/01/20 .......      1,443,455        1,500,921
                                                                                                         ------------
                                                                                                           20,047,175
                                                                                                         ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 9.4%
FHLMC, 6.00%, 1/01/24 - 8/01/28 .....................................................      8,549,897        8,287,842
FHLMC, 6.50%, 6/01/08 - 6/01/29 .....................................................     17,779,258       17,642,812
FHLMC, 7.00%, 4/01/24 ...............................................................      9,586,859        9,655,732
FHLMC, 7.50%, 11/01/22 - 5/01/24 ....................................................      2,697,102        2,752,257
FHLMC, 8.00%, 1/01/17 - 5/01/22 .....................................................      1,339,022        1,380,844
FHLMC, 8.50%, 4/01/18 - 3/01/22 .....................................................        561,283          580,820
FHLMC, 9.00%, 3/01/03 ...............................................................        134,872          137,113
                                                                                                         ------------
                                                                                                           40,437,420
                                                                                                         ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate 1.0%
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 ...........      2,060,326        2,103,407
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 ...........      2,233,335        2,290,452
                                                                                                         ------------
                                                                                                            4,393,859
                                                                                                         ------------
Total Mortgage-Backed Securities (Cost $313,240,715).................................                     319,107,380
                                                                                                         ------------

FUS-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
    Other Agency Securities 22.6%
    Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ......................................   $ 5,000,000   $  5,065,975
    Federal Home Loan Bank, zero cpn., 1/23/23 ..............................................    10,000,000      1,853,100
    FICO Strip, zero cpn., 12/06/14 .........................................................    13,569,000      5,642,262
    FICO Strip, zero cpn., 5/11/13 ..........................................................    10,000,000      4,650,460
    FICO Strip, 12, zero cpn., 6/06/14 ......................................................     9,454,000      4,084,799
    FICO Strip, 16, zero cpn., 10/05/10 .....................................................     4,745,000      2,653,684
    Housing Urban Development, 96-A, 7.63%, 8/01/14 .........................................     5,000,000      5,203,300
    Housing Urban Development, 96-A, 7.66%, 8/01/15 .........................................     5,000,000      5,196,755
    Small Business Administration, 6.00%, 9/01/18 ...........................................     9,011,163      8,598,894
    Small Business Administration, 6.45%, 12/01/15 ..........................................     3,558,399      3,511,315
    Small Business Administration, 6.70%, 12/01/16 ..........................................     3,974,620      3,977,907
    Small Business Administration, 6.85%, 7/01/17 ...........................................     4,171,631      4,207,942
    Small Business Administration, Cap 10.85%, Margin Prime - .40%,
       Resets Quarterly, 9.1%, 6/25/19 ......................................................     2,004,195      2,054,301
    Small Business Administration, Cap 10.875%, Margin Prime - .125%,
       Resets Quarterly, 9.375%, 3/25/18 ....................................................     2,661,855      2,745,039
    Student Loan Marketing Association, zero cpn., 5/15/14 ..................................    15,000,000      5,066,730
    Tennessee Valley Authority, zero cpn., 4/15/42 ..........................................     6,000,000      2,805,360
    Tennessee Valley Authority, 5.88%, 4/01/36 ..............................................    10,000,000     10,054,020
    Tennessee Valley Authority, 6.235%, 7/15/45 .............................................     9,249,000      9,297,511
    Tennessee Valley Authority, 7.25%, 7/15/43 ..............................................    10,000,000     10,010,131
                                                                                                              ------------
    Total Other Agency Securities (Cost $95,054,016).........................................                   96,679,485
                                                                                                              ------------
    Total Long Term Investments (Cost $408,294,731)..........................................                  415,786,865
(a) Repurchase Agreement 2.2%                                                                                 ------------
    Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $9,573,397)
       (Cost $9,566,968) ....................................................................     9,566,968      9,566,968
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      BNP Paribas Corp.
      Chase Securities Inc.
      Dresdner Kleinwort Benson, North America LLC
      Goldman, Sachs & Co.
      Greenwich Capital Markets Inc.
      Lehman Brothers Inc.
      Nesbitt Burns Securities Inc.
      SG Cowen Securities Corp.
      UBS Warburg LLC
      Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
       Agency Securities
                                                                                                              ------------
    Total Investments (Cost $417,861,699) 99.3%..............................................                  425,353,833
    Other Assets, less Liabilities .7% ......................................................                    3,120,526
                                                                                                              ------------
    Net Assets 100% .........................................................................                 $428,474,359
                                                                                                              ============

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 2000, all repurchase agreements had been entered into on December 29, 2000.

                       See notes to financial statements.

                                                                           FUS-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
  Investments in securities:
   Cost ................................................    $ 417,861,699
                                                            -------------
   Value ...............................................      425,353,833
  Receivables:
   Investment securities sold ..........................           23,118
   Capital Shares sold .................................           45,925
   Interest ............................................        3,533,531
                                                            -------------
    Total assets .......................................      428,956,407
                                                            -------------
Liabilities:
  Payables:
   Capital shares redeemed .............................          259,414
   Affiliates ..........................................          186,646
   Professional Fees ...................................           11,120
   Reports to Shareholders .............................           20,773
  Other liabilities ....................................            4,095
                                                            -------------
    Total liabilities ..................................          482,048
                                                            -------------
     Net assets, at value ..............................    $ 428,474,359
                                                            =============
Net assets consist of:
  Undistributed net investment income ..................    $  29,623,377
  Net unrealized appreciation ..........................        7,492,134
  Accumulated net realized loss ........................      (15,156,940)
  Capital shares .......................................      406,515,788
                                                            -------------
     Net assets, at value ..............................    $ 428,474,359
                                                            =============
Class 1:
  Net assets, at value .................................    $ 424,513,262
                                                            =============
  Shares outstanding ...................................       32,262,485
                                                            =============
  Net asset value and offering price per share .........    $       13.16
                                                            =============
Class 2:
  Net assets, at value .................................    $   3,961,097
                                                            =============
  Shares outstanding ...................................          302,137
                                                            =============
  Net asset value and offering price per share .........    $       13.11
                                                            =============

                       See notes to financial statements.

FUS-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
 Interest ....................................................    $ 32,020,444
                                                                  ============
Expenses:
 Management fees (Note 3) ....................................       2,315,683
 Distribution fees - Class 2 (Note 3) ........................           5,466
 Transfer agent fees .........................................           6,572
 Custodian fees ..............................................           4,329
 Professional fees (Note 3) ..................................          24,113
 Other .......................................................          37,452
                                                                  ------------
   Total expenses ............................................       2,393,615
                                                                  ------------
    Net investment income ....................................      29,626,829
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized loss from investments ..........................      (4,282,526)
 Net unrealized appreciation on investments ..................      24,216,491
                                                                  ------------
Net realized and unrealized gain .............................      19,933,965
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 49,560,794
                                                                  ============

                       See notes to financial statements.

                                                                           FUS-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                   2000               1999
                                                                              ----------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income .................................................    $   29,626,829      $   38,162,814
   Net realized gain (loss) from investments .............................        (4,282,526)          2,048,000
   Net unrealized appreciation (depreciation) on investments .............        24,216,491         (45,913,508)
                                                                              ----------------------------------
    Net increase (decrease) in net assets resulting from operations ......        49,560,794          (5,702,694)
  Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................          (430,710)        (82,724,494)
    Class 2 ..............................................................            (1,808)           (257,323)
                                                                              ----------------------------------
  Total distributions to shareholders ....................................          (432,518)        (82,981,817)
  Capital share transactions: (Note 2)
    Class 1 ..............................................................      (139,382,207)       (107,385,179)
    Class 2 ..............................................................         1,817,984           2,148,073
                                                                              ----------------------------------
  Total capital share transactions .......................................      (137,564,223)       (105,237,106)
    Net decrease in net assets ...........................................       (88,435,947)       (193,921,617)
Net assets:
  Beginning of year ......................................................       516,910,306         710,831,923
                                                                              ----------------------------------
  End of year ............................................................    $  428,474,359      $  516,910,306
                                                                              ==================================
Undistributed net investment income included in net assets:
  End of year ............................................................    $   29,623,377      $      429,066
                                                                              ==================================

                       See notes to financial statements.

FUS-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin U.S. Government Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, 100% of the Fund's shares were sold through one insurance company. The Funds investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to record all paydown gains and losses to investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $8,620.

                                                                          FUS-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                     Year Ended December 31,
                                                              --------------------------------------------------------------------
                                                                           2000                                1999(a)
                                                              --------------------------------------------------------------------
                                                                 Shares            Amount            Shares             Amount
Class 1 Shares:                                               --------------------------------------------------------------------
Shares sold ..............................................      2,079,130     $    25,340,997        4,229,311     $    56,773,998
Shares issued in reinvestment of distributions ...........         35,952             430,710        6,745,264          82,724,494
Shares redeemed ..........................................    (13,560,145)       (165,153,914)     (18,460,763)       (246,883,671)
                                                              --------------------------------------------------------------------
Net decrease .............................................    (11,445,063)    $  (139,382,207)      (7,486,188)    $  (107,385,179)
                                                              ====================================================================
Class 2 Shares:
Shares sold ..............................................        412,682     $     5,244,278          165,968     $     2,244,294
Shares issued in reinvestment of distributions ...........            151               1,808           21,095             257,323
Shares redeemed ..........................................       (270,089)         (3,428,102)         (27,670)           (353,544)
                                                              --------------------------------------------------------------------
Net increase .............................................        142,744     $     1,817,984          159,393     $     2,148,073
                                                              ====================================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2 shares.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                                   Affiliation
--------------------------------------------------------------------     -----------------------
       Franklin Templeton Services, LLC (FT Services)                    Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
  .625%               First $100 million
  .500%               Over $100 million, up to and including $250 million
  .450%               Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FUS-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)
Included in professional fees are legal fees of $2,835 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
  2002 ..............................  $ 8,408,494
  2003 ..............................      826,481
  2005 ..............................      169,754
  2008 ..............................    5,752,213
                                       -----------
                                       $15,156,942
                                       ===========

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $417,915,658 was as follows:

  Unrealized appreciation .............  $ 11,102,269
  Unrealized depreciation .............    (3,664,094)
                                         ------------
  Net unrealized appreciation .........  $  7,438,175
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $28,001,026 and $136,893,814, respectively.

                                                                          FUS-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Government Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

FUS-14
PAGE


                                            FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Value Securities Fund seeks long-term total return. The Fund invests primarily in equity securities of companies, including small capitalization companies, which in the portfolio manager's opinion are selling substantially below the underlying value of their assets or private market value. The Fund may also invest a small portion in foreign securities.
--------------------------------------------------------------------------------

Domestic economic output during the year under review started out strong, then waned in the second half as gross domestic product grew at an annual rate of just 2.2%, the slowest pace in four years. By the fourth quarter, data indicated declines in employment, manufacturing output, durable goods orders and consumer confidence, amid sharply rising energy costs. Inflation remained relatively tame as the Federal Reserve Board (the Fed) increased the federal funds target rate on three separate occasions during 2000 through May 16, from 5.5% to a five-year high of 6.5%, then decided to hold rates steady for the remainder of the year. By December, Fed policy makers abruptly altered their aggressive stance, signaling for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long U.S. economic expansion.

Primarily due to aggressive Fed policy, a slowing economy and a spate of earnings warnings from some of the country's more high-profile companies, unprecedented volatility and waves of corrections plagued U.S. stock markets in 2000. Many equity index records were broken repeatedly as investors chased technology-related stock price momentum, only to see their gains -- and then some -- consumed by heavy selling and a rash of one-day record market losses. The divergence between growth and value stocks reached extreme levels in favor of growth early in 2000, only to reverse course as stock prices plummeted and historically astronomical price-to-earnings ratios fell abruptly in the second half. Investors revisited value stocks of proven companies as they fled high-flying technology, Internet, media and telecommunications issues. These "new economy" stocks, many with little or no earnings growth, starkly displayed their inherent risks compared to "old economy" stocks with solid, demonstrable earnings. After more than two years of what many considered a bear market for value-oriented investing, we believe the tide has begun to turn.

This chart shows in horizontal bar format the industry breakdown of Franklin Value Securities Fund as a percentage of total net assets on 12/31/00.

Finance                                           23.0%
Producer Manufacturing                            18.3%
Transportation                                     8.2%
Industrial Services                                7.9%
Consumer Non-Durables                              7.4%
Consumer Durables                                  7.1%
Retail Trade                                       5.3%
Electronic Technology                              4.8%
Non-Energy Minerals                                3.7%
Energy Minerals                                    2.8%
Process Industries                                 2.3%
Technology Services                                1.4%
Health Technology                                  0.8%
Consumer Services                                  0.7%
Distribution Services                              0.2%
Short-Term Investments & Other Net Assets          6.1%
                                                                           FV-1
PAGE

Top 10 Holdings
Franklin Value Securities Fund
Based on Total Net Assets
12/31/00

 Company                         % of Total
 Industry, Country               Net Assets
-------------------------------------------
   National Commerce
   Bancorp.                        2.8%
   Finance, U.S.

   Teekay Shipping Corp.           2.7%
   Transportation, Bahamas

   The TJX Companies Inc.          2.7%
   Retail Trade, U.S.

   Allstate Corp.                  2.7%
   Finance, U.S.

   Washington Mutual Inc.          2.6%
   Finance, U.S.

   American National
   Insurance                       2.5%
   Finance, U.S.

   Family Dollar Stores Inc.       2.4%
   Retail Trade, U.S.

   Presidential Life Corp.         2.2%
   Finance, U.S.

   Diebold Inc.                    2.1%
   Electronic Technology,
   U.S.

   Household International
   Inc.                            2.1%
   Finance, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

What a difference a year can make. After reaching new highs during 2000's first quarter, the Standard & Poor's 500 Index declined 9.11% for the year, while the tech-heavy Nasdaq Composite Index lost 38.83% and the Dow Jones Industrial Average shed 4.88%. Despite the market's volatility, Franklin Value Securities Fund provided solid returns for the year ended December 31, 2000, beating the benchmark Russell 2000 Value Index's gain of 22.83% during the same time.(1)

Our value investment strategy focuses on a broad category of what we believe to be bargain stocks. Some sell at a low price to earnings, cash flow or book value. Others have overlooked assets such as land, or valuable intangibles such as patents, distribution networks or tax-loss carry forwards that may not be fully represented in their stock prices. Still others are "fallen angels" -- former growth companies suffering short-term setbacks and sharp price declines, but which we believe still have significant long-term potential. As a rule these stocks are out of favor with Wall Street when we buy them, which is why we can pick them up at bargain prices. In some instances these companies' recent earnings results missed analysts' estimates, and sometimes they are just too small to reach analysts' radar screens. If we believe companies' balance sheets are strong and their managements honest and effective, we are willing to wait for these bargains to flourish.

During the year under review, we focused new purchases on companies with strong financials, quality management and bargain prices. For instance, we found compelling value in depressed financial stocks, including National Commerce Bancorporation (NCBC), a $16 billion multi-bank holding company that has increased its dividend for 25 consecutive years while simultaneously growing net income at an annual compounded rate greater than 15%. Trading at only 16 times 2001 estimated earnings during the reporting period, NCBC strikes us as a solid value in a company we find fundamentally sound. We also found exceptional values in the apparel industry, where we acquired a position in Tommy Hilfiger, the popular fashion designer that creates and markets sportswear through its subsidiaries and retail stores worldwide. Tommy had eight consecutive years of record earnings until it slipped during its last fiscal year. Selling at less than 7 times 2001 earnings estimates, and below book value, Tommy appears to be extremely attractive.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

FV-2
PAGE

Strategic buyers were also busy picking up bargains during the 12-month period. Seven of the Fund's holdings benefited from announcements of corporate takeovers during the year, all at premiums over the prior day's closing price. Our oil-drilling and oil-services stocks also performed well in 2000, as oil prices climbed into the high $20s to low $30s per-barrel range.

Looking forward, we are confident that with the pronounced increase in market volatility more investors will return to rational stock valuations and common-sense investing. We remain steadfast and committed to our value investment strategy and believe Franklin Value Securities Fund provides shareholders with a portfolio of well-managed, financially sound companies with the potential for solid earnings growth and stock price appreciation over the long-term.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.



                                                                           FV-3
PAGE

Franklin Value
Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Value Securities Fund - Class 2*
Periods ended 12/31/00
                                                   Since      Since Class 2
                                                Inception      Inception
                                    1-Year       (5/1/98)       (1/6/99)
                               --------------------------------------------
 Average Annual Total Return        +25.02%        -0.47%         +11.41%
 Cumulative Total Return            +25.02%        -1.25%         +23.90%
 Value of $10,000 Investment        $12,502        $9,875         $12,390

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/00)

The graph compares the performance of Franklin Value Securities Fund - Class 2* and the Russell 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Value Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Russell 2000 Value Index** from 5/1/98-12/31/00.

                                          Franklin Value     Russell 2000 Value
                                 Securities Fund - Class                  Index
                                                      II
                 --------------------------------------------------------------
      05/01/1998                $10,000                                $10,000
      05/31/1998      -2.40%     $9,760           -3.54%                $9,646
      06/30/1998      -6.35%     $9,140           -0.56%                $9,592
      07/31/1998      -9.85%     $8,240           -7.83%                $8,841
      08/31/1998     -15.41%     $6,970          -15.66%                $7,456
      09/30/1998       3.87%     $7,240            5.65%                $7,878
      10/31/1998       5.94%     $7,670            2.97%                $8,112
      11/30/1998       0.26%     $7,690            2.71%                $8,332
      12/31/1998       1.30%     $7,790            3.14%                $8,593
      01/31/1999      -1.80%     $7,650           -2.27%                $8,398
      02/28/1999      -8.37%     $7,009           -6.83%                $7,824
      03/31/1999       2.00%     $7,150           -0.82%                $7,760
      04/30/1999      10.49%     $7,900            9.13%                $8,469
      05/31/1999       3.16%     $8,149            3.07%                $8,729
      06/30/1999       5.89%     $8,629            3.62%                $9,045
      07/31/1999      -2.55%     $8,409           -2.37%                $8,830
      08/31/1999      -3.69%     $8,099           -3.66%                $8,507
      09/30/1999      -6.81%     $7,547           -2.00%                $8,337
      10/31/1999       0.13%     $7,557           -2.00%                $8,170
      11/30/1999       0.93%     $7,627            0.52%                $8,213
      12/31/1999       3.55%     $7,898            3.07%                $8,465
      01/31/2000      -9.01%     $7,187           -2.61%                $8,244
      02/29/2000       1.95%     $7,327            6.11%                $8,748
      03/31/2000      11.22%     $8,149            0.47%                $8,789
      04/30/2000       2.17%     $8,326            0.59%                $8,841
      05/31/2000       3.14%     $8,587           -1.53%                $8,705
      06/30/2000      -2.93%     $8,335            2.92%                $8,960
      07/31/2000       1.33%     $8,446            3.33%                $9,258
      08/31/2000       7.62%     $9,090            4.47%                $9,672
      09/30/2000      -0.11%     $9,080           -0.57%                $9,617
      10/31/2000       2.10%     $9,271           -0.36%                $9,582
      11/30/2000      -3.04%     $8,989           -2.04%                $9,387
      12/31/2000       9.84%     $9,875           10.74%               $10,395

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

FV-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights

                                                                        Class 1
                                                        -------------------------------------
                                                                Year Ended December 31,
                                                        -------------------------------------
                                                           2000          1999        1998(c)
                                                        -------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year .................    $     7.90    $     7.79    $   10.00
                                                        -------------------------------------
Income from investment operations:
 Net investment income (a) .........................           .10           .05          .02
 Net realized and unrealized gains (losses) ........          1.89           .08        (2.23)
                                                        -------------------------------------
Total from investment operations ...................          1.99           .13        (2.21)
                                                        -------------------------------------
Less distributions from net investment income ......          (.03)         (.02)          --
                                                        -------------------------------------
Net asset value, end of year .......................    $     9.86    $     7.90    $    7.79
                                                        =====================================
Total return (b) ...................................         25.23%         1.65%      (22.10)%
Ratios/supplemental data
Net assets, end of year (000's) ....................    $   19,455    $   11,320    $   9,013
Ratios to average net assets:
 Expenses ..........................................           .84%          .81%         .83%(d)
 Net investment income .............................          1.13%          .65%         .95%(d)
Portfolio turnover rate ............................         42.47%        61.23%       22.79%

(a) Based on average shares outstanding effective year ended December 31,1999.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period May 1, 1998 (effective date) to December 31, 1998.
(d) Annualized

                                                                            FV-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights (continued)

                                                                Class 2
                                                      ---------------------------
                                                        Year Ended December 31,
                                                      ---------------------------
                                                          2000          1999(c)
                                                      ---------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year ...............    $    7.88         $    7.97
                                                      ---------------------------
Income from investment operations:
 Net investment income (a) .......................          .08               .05
 Net realized and unrealized gains (losses) ......         1.88              (.12)
                                                      ---------------------------
Total from investment operations .................         1.96              (.07)
                                                      ---------------------------
Less distributions from net investment income.....         (.03)             (.02)
                                                      ---------------------------
Net asset value, end of year .....................    $    9.81         $    7.88
                                                      ===========================
Total return (b) .................................        25.02%            ( .90)%
Ratios/supplemental data
Net assets, end of year (000's) ..................    $   7,209         $   1,263
Ratios to average net assets:
 Expenses ........................................         1.09%             1.06%(d)
 Net investment income ...........................          .90%              .62%(d)
Portfolio turnover rate ..........................        42.47%            61.23%

(a) Based on average shares outstanding.
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Annualized

                       See notes to financial statements.

FV-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, December 31, 2000

                                                           SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks 93.9%
    Consumer Durables 7.1%
    Briggs & Stratton Corp. ..........................      6,000     $  266,250
    D.R. Horton Inc. .................................     21,000        513,188
    Hasbro Inc. ......................................     19,900        211,438
    La-Z-Boy Inc. ....................................     22,000        346,500
    Leggett & Platt Inc. .............................     20,000        378,750
    M/I Schottenstein Homes Inc. .....................      8,000        193,500
                                                                      ----------
                                                                       1,909,626
                                                                      ----------
    Consumer Non-Durables 7.4%
    Block Drug Co. Inc., A ...........................      6,000        316,125
    DIMON Inc. .......................................     40,000        220,000
    Standard Commercial Corp. ........................     40,000        272,500
(a) Tommy Hilfiger Corp. .............................     50,000        490,625
(a) Tropical Sportswear International Corp. ..........     16,500        228,938
    Wolverine World Wide Inc. ........................     28,700        437,675
                                                                      ----------
                                                                       1,965,863
                                                                      ----------
(a) Consumer Services .7%
    Aztar Corp. ......................................     14,000        181,125
                                                                      ----------
(a) Distribution Services .2%
    Ultrak Inc. ......................................     11,400         52,013
                                                                      ----------
    Electronic Technology 4.8%
(a) Advanced Micro Devices Inc. ......................      9,000        124,312
    Cohu Inc. ........................................     32,200        448,788
    Diebold Inc. .....................................     17,000        567,375
(a) ESCO Technologies Inc. ...........................        600         12,413
(a) General Semiconductor Inc. .......................     15,100         94,375
(a) SPACEHAB Inc. ....................................     13,500         34,594
                                                                      ----------
                                                                       1,281,857
                                                                      ----------
    Energy Minerals 2.8%
(a) Nuevo Energy Co. .................................     14,000        242,375
    USX-Marathon Group Inc. ..........................     18,000        499,500
                                                                      ----------
                                                                         741,875
                                                                      ----------
    Finance 23.0%
    Allstate Corp. ...................................     16,500        718,781
    American General Corp. ...........................        800         65,200
    American National Insurance Co. ..................      9,100        664,300
    Harleysville Group Inc. ..........................     14,400        421,200
    Household International Inc. .....................     10,000        550,000
    John Hancock Financial Services Inc. .............      2,200         82,775
    Manulife Financial Corp. (Canada) ................     12,000        376,500
    National Commerce Bancorp. .......................     30,000        742,500
(a) PBOC Holdings Inc. ...............................     16,000        152,500
    Penn-America Group Inc. ..........................      9,500         72,438
    The PMI Group Inc. ...............................      4,700        318,130
    Presidential Life Corp. ..........................     39,500        590,030
(a) Professionals Group Inc. .........................     13,750        330,859
    Reinsurance Group of America Inc. ................      4,900        173,950
    StanCorp Financial Group Inc. ....................      4,000        191,000
    Washington Mutual Inc. ...........................     13,000        689,812
                                                                      ----------
                                                                       6,139,975
                                                                      ----------

                                                                            FV-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                         SHARES         VALUE
-------------------------------------------------------------------------------
    Common Stocks (cont.)
    Health Technology .8%
    West Pharmaceutical Services Inc. ...............     8,500     $   208,781
                                                                    -----------
    Industrial Services 7.9%
(a) Atwood Oceanics Inc. ............................    11,000         481,910
    ENSCO International Inc. ........................    12,000         408,750
(a) R&B Falcon Corp. ................................    19,500         447,281
(a) Rowan Cos. Inc. .................................    14,000         378,000
    Santa Fe International Corp. ....................    12,000         384,750
                                                                    -----------
                                                                      2,100,691
                                                                    -----------
    Non-Energy Minerals 3.7%
    Commonwealth Industries Inc. ....................    10,000          45,000
(a) Lone Star Technologies Inc. .....................    10,500         404,250
    LTV Corp. .......................................    33,000          11,344
    Nucor Corp. .....................................     3,500         138,906
    Reliance Steel & Aluminum Co. ...................    15,500         383,625
                                                                    -----------
                                                                        983,125
                                                                    -----------
    Process Industries 2.3%
    Myers Industries Inc. ...........................    22,000         319,000
    Sherwin-Williams Co. ............................     8,000         210,500
    Tuscarora Inc. ..................................     6,000          79,500
                                                                    -----------
                                                                        609,000
                                                                    -----------
    Producer Manufacturing 18.3%
    Baldor Electric Co. .............................    10,500         221,813
(a) Cable Design Technologies Corp. .................    18,500         311,031
    CIRCOR International Inc. .......................    10,500         105,000
    Dana Corp. ......................................    10,000         153,125
    Federal Signal Corp. ............................    13,500         264,938
    Graco Inc. ......................................     9,000         372,375
    JLG Industries Inc. .............................    50,000         531,250
    Kaydon Corp. ....................................    13,500         335,812
    Lancaster Colony Corp. ..........................    16,000         449,000
(a) Mueller Industries Inc. .........................    18,000         482,625
    Superior Industries International Inc. ..........    10,500         331,405
    Teleflex Inc. ...................................    10,000         441,875
    Timken Co. ......................................    28,000         423,500
(a) Tower Automotive Inc. ...........................    33,500         301,500
    Watts Industries Inc., A ........................    12,000         166,500
                                                                    -----------
                                                                      4,891,749
                                                                    -----------
    Retail Trade 5.3%
    Family Dollar Stores Inc. .......................    30,000         643,125
    Schultz Sav-O Stores Inc. .......................     3,800          40,850
    The TJX Companies Inc. ..........................    26,000         721,500
                                                                    -----------
                                                                      1,405,475
                                                                    -----------
    Technology Services 1.4%
    Reynolds & Reynolds Co., A ......................    18,500         374,625
                                                                    -----------

FV-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statements of Investments, December 31, 2000 (cont.)

                                                                           SHARES          VALUE
---------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Transportation 8.2%
    Airborne Inc. ...................................................       11,000      $   107,250
(a) Atlantic Coast Airlines Holdings Inc. ...........................        4,000          163,501
    Delta Air Lines Inc. ............................................        5,000          250,938
    Kenan Transport Co. .............................................        4,300          105,619
(a) Midwest Express Holdings ........................................       20,000          293,750
    Teekay Shipping Corp. (Bahamas) .................................       19,000          722,000
    Tidewater Inc. ..................................................       12,000          532,500
                                                                                        -----------
                                                                                          2,175,558
                                                                                        -----------
    Total Long Term Investments (Cost $21,628,918)...................                    25,021,338
                                                                                        -----------
(b) Short Term Investments 5.3%
    Franklin Institutional Fiduciary Trust Money Market
      Portfolio (Cost $1,422,953 ....................................                     1,422,953
                                                                                        -----------
    Total Investments (Cost $23,051,871) 99.2%.......................                    26,444,291
    Other Assets, less Liabilities .8% ..............................                       219,583
                                                                                        -----------
    Net Assets 100.0% ...............................................                   $26,663,874
                                                                                        ===========

(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

                                                                            FV-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................     $ 23,051,871
                                                            ============
  Value ...............................................       26,444,291
 Receivables:
  Investment securities sold ..........................          213,666
  Capital shares sold .................................           89,923
  Dividends ...........................................           35,315
                                                            ------------
   Total assets .......................................       26,783,195
                                                            ------------
Liabilities:
 Payables:
  Investment securities purchased .....................           91,954
  Capital shares redeemed .............................               54
  Affiliates ..........................................           17,957
  Professional fees ...................................            8,124
 Other liabilities ....................................            1,232
                                                            ------------
   Total liabilities ..................................          119,321
                                                            ------------
    Net assets, at value ..............................     $ 26,663,874
                                                            ============
Net assets consist of:
 Undistributed net investment income ..................     $    204,558
 Net unrealized appreciation ..........................        3,392,420
 Accumulated net realized gain ........................          751,875
 Capital shares .......................................       22,315,021
                                                            ------------
    Net assets, at value ..............................     $ 26,663,874
                                                            ============
Class 1:
 Net assets, at value .................................     $ 19,455,034
                                                            ============
 Shares outstanding ...................................        1,972,848
                                                            ============
 Net asset value and offering price per share .........     $       9.86
                                                            ============
Class 2:
 Net assets, at value .................................     $  7,208,840
                                                            ============
 Shares outstanding ...................................          734,665
                                                            ============
 Net asset value and offering price per share .........     $       9.81
                                                            ============

                       See notes to financial statements.

FV-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
(net of foreign taxes of $480)
 Dividends ...................................................    $  372,275
 Interest ....................................................           127
                                                                  ----------
  Total investment income ....................................       372,402
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................       110,031
 Administrative fees (Note 3) ................................        28,354
 Distribution fees - Class 2 (Note 3) ........................         9,958
 Transfer agent fees .........................................           210
 Custodian fees ..............................................           177
 Reports to shareholders .....................................         5,630
 Professional fees (Note 3) ..................................        13,150
 Trustees' fees and expenses .................................           190
 Other .......................................................           119
                                                                  ----------
  Total expenses .............................................       167,819
                                                                  ----------
   Net investment income .....................................       204,583
                                                                  ----------
Realized and unrealized gains:
Net realized gain from:
 Investments .................................................     1,359,825
 Foreign currency transactions ...............................             6
                                                                  ----------
  Net realized gain ..........................................     1,359,831
                                                                  ----------
 Net unrealized appreciation on investments ..................     3,398,185
                                                                  ----------
Net realized and unrealized gain .............................     4,758,016
                                                                  ----------
Net increase in net assets resulting from operations .........    $4,962,599
                                                                  ==========

                       See notes to financial statements.

                                                                           FV-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                            2000              1999
                                                                                        -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................     $   204,583       $    68,025
  Net realized gain (loss) from investments and foreign currency transactions .....       1,359,831          (517,910)
  Net unrealized appreciation on investments ......................................       3,398,185           396,623
                                                                                        -----------------------------
   Net increase (decrease) in net assets resulting from operations ................       4,962,599           (53,262)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ........................................................................         (58,683)          (28,103)
   Class 2 ........................................................................          (9,308)             (138)
                                                                                        -----------------------------
 Total distributions to shareholders ..............................................         (67,991)          (28,241)
 Capital share transactions: (Note 2)
   Class 1 ........................................................................       4,369,602         2,419,613
   Class 2 ........................................................................       4,816,302         1,231,781
                                                                                        -----------------------------
 Total capital share transactions .................................................       9,185,904         3,651,394
   Net increase in net assets .....................................................      14,080,512         3,569,891
Net assets:
 Beginning of year ................................................................      12,583,362         9,013,471
                                                                                        -----------------------------
 End of year ......................................................................     $26,663,874       $12,583,362
                                                                                        =============================
Undistributed net investment income included in net assets:
 End of year ......................................................................     $   204,558       $    67,960
                                                                                        =============================

                       See notes to financial statements.

FV-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Values Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 70% of the Fund's shares were sold through one insurance company. The Fund seeks growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                           FV-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                Year Ended December 31,
                                                             ------------------------------------------------------------
                                                                        2000                            1999(a)
                                                             ------------------------------------------------------------
                                                               Shares          Amount           Shares          Amount
Class 1 Shares:                                              ------------------------------------------------------------
Shares sold .............................................     1,760,323    $  14,437,717       1,587,252    $  12,476,029
Shares issued in reinvestment of distributions                    7,200           58,683           3,306           28,103
Shares redeemed .........................................    (1,227,446)     (10,126,798)     (1,314,579)     (10,084,519)
                                                             ------------------------------------------------------------
Net increase ............................................       540,077    $   4,369,602         275,979    $   2,419,613
                                                             ============================================================
Class 2 Shares:
Shares sold .............................................       911,656    $   7,836,170         195,613    $   1,501,629
Shares issued in reinvestment of distributions                    1,146            9,308              16              138
Shares redeemed .........................................      (338,447)      (3,029,176)        (35,319)        (269,986)
                                                             ------------------------------------------------------------
Net increase ............................................       574,355    $   4,816,302         160,310    $   1,231,781
                                                             ============================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                                   Affiliation
--------------------------------------------------------------------     -----------------------
       Franklin Templeton Services, LLC (FT Services)                    Administrative manager
       Franklin Advisory Services, LLC (Advisory Services)               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
  .60%                First $200 million
  .50%                Over $200 million, up to and including $1.3 billion
  .40%                Over $1.3 billion

FV-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
    .15%              First $200 million
   .135%              Over $200 million, up to and including $700 million
    .10%              Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $85 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $23,380,552 was as follows:

  Unrealized appreciation .............  $  5,250,091
  Unrealized depreciation .............    (2,186,352)
                                         ------------
  Net unrealized appreciation .........  $  3,063,739
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $15,729,733 and $7,569,592, respectively.

                                                                           FV-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Value Securities Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

FV-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $635,707 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

                                                                           FV-17
PAGE

                                          MUTUAL DISCOVERY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.
--------------------------------------------------------------------------------

The year 2000 saw huge swings in stock prices and investor emotions. In the first quarter, "new economy" stock prices soared, as it appeared such companies had overtaken "old economy" companies. The mania reached its zenith in March with stock prices at levels that we felt only the most optimistic scenarios far into the future could justify. Holders of more traditional company stocks sold their shares and bought new economy stocks, apparently seeking this seemingly inevitable path to instant wealth. However, by December 31, 2000, the Nasdaq Composite Index, representing the tech-heavy new economy, lost more than 50% of its value from its March peak, stranding the vast majority of new economy investors.(1)

Mutual Discovery Securities Fund produced positive results in 2000 despite weak markets around the world, as we continually focused on the fundamentals of individual, undervalued special situations in our global search to identify and purchase compelling opportunities. We kept our discipline by buying securities we understood, as the market volatility provided us with ample opportunities to accumulate what we believed to be attractively priced issues. Preserving capital and growing the principal are our objectives, while careful attention to minimizing risk drives our investment process. Ideally an investment simultaneously has significant upside with little risk for loss, which over time can produce excellent risk-adjusted returns to our shareholders.

In our opinion, there is no substitute for doing the hard work of determining a company's worth, which is why we examine businesses rigorously seeking a reasonably accurate assessment. Although our distinctive investment philosophy of buying undervalued stocks and investing in arbitrage and bankruptcy goes in and out of style, our approach may be relevant and pertinent for those investors seeking long-term, low-risk appreciation.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This horizontal bar chart shows the geographic distribution as a percentage of total net assets on 12/31/00 for Mutual Discovery Securities Fund.

U.S.                               27.4%
U.K.                                9.3%
France                              8.8%
Sweden                              6.4%
Switzerland                         4.3%
Canada                              2.8%
Irish Republic                      2.5%
Spain                               2.5%
Belgium                             1.7%
Netherlands                         1.5%
Other Countries                     4.7%
Fixed-Income Securities             5.3%
Government Agencies
& Other Net Assets                 22.8%

                                                                           MD-1
PAGE

Top 10 Holdings
Mutual Discovery Securities Fund
12/31/00

 Company                      % of Total
 Industry, Country            Net Assets
----------------------------------------
   Lagardere SCA                2.5%
   Media, France

   Investor AB                  2.4%
   Diversified Financials,
   Sweden

   Suez Lyonnaise
   Des Eaux SA                  2.3%
   Multi-Utilities, France

   Railtrack Group PLC          2.0%
   Road & Rail, U.K.

   Irish Life &
   Permanent PLC                1.7%
   Diversified Financials,
   Irish Republic

   Vinci SA                     1.6%
   Construction &
   Engineering, France

   Sulzer AG                    1.5%
   Machinery, Switzerland

   Brown-Forman Corp.           1.3%
   Beverages, U.S.

   Washington Post Co., B       1.2%
   Media, U.S.

   Federated Department
   Stores Inc.                  1.2%
   Multiline Retail, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Companies undergoing corporate change or restructuring often offer fertile ground to explore for undiscovered gems. Lagardere, a French media enterprise, is one such company, which transformed from a diverse, unfocused, industrial conglomerate to a more streamlined entity. The French investment community seemed to ignore the company as too complex to bother with analyzing, and indeed, dissecting the company's structure was arduous and time-consuming. However, upon investigation, we learned that Lagardere was committed to growing their asset values and divesting their lower-margin non-core industrial activities, and we purchased shares at a very large discount to our estimate of intrinsic value. Earlier in 2000, enthusiasm for media assets reached a frenzied pitch, and we substantially reduced our holdings in Lagardere as the shares traded at our intrinsic value. Yet, when the share price declined as investor optimism for media stocks faded, we bought the stock again at what we felt was a significant discount.

Another restructuring situation and a major positive contributor to the Fund's performance during the period was pharmaceutical company Aventis, the merger of Rhone-Poulenc and Hoechst. The potential cost savings and increased management focus on producing results for shareholders combined to deliver an excellent investment in our opinion. Unfortunately, not every investment works out well. Invensys, a British engineering and machinery manufacturer, was a disappointment as management made an acquisition that has not worked well, in their attempt to diversify their income stream.

As the Federal Reserve Board raised rates and the global economy's growth rate began to slow, many companies sought to obtain growth through acquisitions, benefiting the Fund's results. International Flavors and Fragrances acquired one of our long-held positions, chemical company Bush Boake Allen (BBA). BBA is an excellent example of our approach. The company had a debt-free balance sheet and traded at a material discount to other companies in the industry. Additionally, their largest shareholder, holding 69% of the outstanding shares, appeared willing to sell the company. Over time, we accumulated the shares at cheap prices. The eventual buyout occurred at a price that yielded approximately a 20% compounded rate of return. Additionally, General Electric bid for Honeywell, a Fund-owned stock, during the year under review. This is a substantial and complicated transaction, which may prove to be rewarding as we pick our levels to participate.

MD-2
PAGE

Our other principal area of activity is bankruptcy and distressed debt trading. We primarily focus on the debt of companies that have real businesses but deteriorating fundamentals. Our work concentrates on the underlying business value compared to the debt's market price. If the debt trades at a substantial discount to our estimate of business value, then we generally become interested.

In our opinion, there appears to be a wall of bad debt looming on the horizon, with the high yield market in disarray and high yield bond spreads to Treasuries at a historically wide margin. Several years ago, the appetite for new issues was almost insatiable; today there is scant interest in such bonds. Ironically, we often find little value when Wall Street is obsessed with an area, but when the interest fades usually there are opportunities. Thus, the Fund increased its commitment to distressed fixed income obligations in the last few months of 2000. Several major companies including Xerox recently had severe declines in their bond prices, representing attractive entry points in our view. Although it may seem counterintuitive, we are excited by the prospects of increased bankruptcies, defaults and financial distress globally.

As soon as there are clouds on a company's horizon, Wall Street often sells first and asks questions later. This sentiment provided Mutual Discovery Securities Fund with several opportunities in 2000. Brown-Forman is one such example. The company distills Jack Daniels and Southern Comfort, produces various wines and sells consumer durables such as Hartman Luggage. During the peak in the "new economy" mania, many investors were selling solid companies such as Brown-Forman to pay for these market darlings. The company was trading at a fraction of private market value at this time, with globally growing brands and increasing cash flow and earnings. Its management has a history of treating all shareholders well, an outstanding long-term track record of creating wealth and the majority of their net worth invested in the company. Brown-Forman seemed a classic opportunity, and we bought the stock at some of its lowest levels in 2000.

As media companies went out of favor on Wall Street, it provided us with an opportunity to accumulate shares in USA Networks. The company owns its namesake cable channel, the SCI FI channel and the Home Shopping Network. In our analysis, the intrinsic value far exceeds the current price with a debt free balance sheet, and CEO Barry Diller has an excellent record of creating value for shareholders.

Top 10 Industries
Mutual Discovery
Securities Fund
Based on Equity Securities
12/31/00
                                 % of Total
                                 Net Assets
-------------------------------------------
   Media                          12.2%

   Diversified Financials          8.5%

   Insurance                       4.6%

   Beverages                       3.4%

   Commercial Services &           3.2%
   Supplies

   Oil & Gas                       3.1%

   Tobacco                         3.1%

   Road & Rail                     3.0%

   Construction &                  2.8%
   Engineering

   Paper & Forest Products         2.7%

                                                                           MD-3
PAGE

We also look for companies misunderstood by investors. Fund holding Syngenta, a chemical company spun off from Novartis and Zeneca, specializes in agrochemicals with primary activities in crop protection and seed development. Investors initially seemed to ignore the shares as being too slow growing. Yet, we examined their business plan and determined significant potential for improving margins and focus.

Shareholder activism is another device in our toolbox. In our investment approach, we think and act like owners. When a management team, in our opinion, is taking a path not in the interests of unlocking shareholder value, we willingly provide our opinions. Often, these are private conversations, but at times we find it necessary to be public about our thoughts. We are a shareholder in Sulzer, a Swiss machinery company that controls 74% of Sulzer Medica, a listed medical products company. Sulzer management proposed selling off part of its core business and buying the rest of Sulzer Medica at a premium. We wrote a letter to management and spoke with the press to object to this financial maneuver, which in our opinion would have been earnings dilutive because it involved issuing cheap Sulzer stock for very expensive Medica shares. Ultimately, management abandoned their original plan and adopted several of our suggestions.

Looking ahead, we believe Mutual Discovery Securities Fund is well-positioned to capitalize on any changes that may lie ahead. We expect more merger and acquisition activity in the coming year as the market continues to inefficiently price whole companies in our opinion. Our distinctive approach of identifying, purchasing and at times helping realize value should provide excellent risk-adjusted returns in the years ahead.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

MD-4
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Discovery Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                 Since     Since Class 2
                                                                             Inception      Inception
                                                    1-Year        3-Year     (11/8/96)       (1/6/99)
                                              ----------------------------------------------------------
 Average Annual Total Return                    +10.21%         +8.94%      +11.57%         +14.98%
 Cumulative Total Return                        +10.21%        +29.30%      +57.43%         +31.90%
 Value of $10,000 Investment                    $11,021        $12,930      $15,743         $13,190

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/00)

The graph compares the performance of Mutual Discovery Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Russell 2000 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Mutual Discovery Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500** and the Russell 2000 Index** from 11/8/96-12/31/00.

                   Mutual Discovery Securities Fund          S&P 500                Russell
                                         - Class II                                    2000
                                                                                      Index
                 ---------------------------------------------------------------------------
      11/08/1996                 $10,000                     $10,000                $10,000
      11/30/1996                 $10,140      5.54%          $10,554      3.02%     $10,302
      12/31/1996                 $10,200     -1.98%          $10,345      2.62%     $10,572
      01/31/1997                 $10,660      6.25%          $10,992      2.00%     $10,783
      02/28/1997                 $10,790      0.78%          $11,078     -2.42%     $10,523
      03/31/1997                 $10,690     -4.11%          $10,622     -4.72%     $10,026
      04/30/1997                 $10,630      5.97%          $11,257      0.28%     $10,054
      05/31/1997                 $10,910      6.09%          $11,942     11.12%     $11,172
      06/30/1997                 $11,325      4.48%          $12,477      4.29%     $11,651
      07/31/1997                 $11,735      7.96%          $13,470      4.65%     $12,193
      08/31/1997                 $11,715     -5.60%          $12,716      2.29%     $12,472
      09/30/1997                 $12,356      5.48%          $13,413      7.32%     $13,385
      10/31/1997                 $11,975     -3.34%          $12,965     -4.39%     $12,798
      11/30/1997                 $12,025      4.63%          $13,565     -0.65%     $12,714
      12/31/1997                 $12,175      1.72%          $13,798      1.75%     $12,937
      01/31/1998                 $12,155      1.11%          $13,952     -1.58%     $12,732
      02/28/1998                 $12,796      7.21%          $14,958      7.39%     $13,673
      03/31/1998                 $13,496      5.12%          $15,723      4.12%     $14,237
      04/30/1998                 $13,756      1.01%          $15,882      0.55%     $14,315
      05/31/1998                 $13,896     -1.72%          $15,609     -5.39%     $13,543
      06/30/1998                 $13,483      4.06%          $16,243      0.21%     $13,572
      07/31/1998                 $12,971     -1.07%          $16,069     -8.10%     $12,473
      08/31/1998                 $11,127    -14.46%          $13,745    -19.42%     $10,050
      09/30/1998                 $10,655      6.41%          $14,626      7.83%     $10,837
      10/31/1998                 $10,922      8.13%          $15,816      4.08%     $11,280
      11/30/1998                 $11,485      6.06%          $16,774      5.24%     $11,871
      12/31/1998                 $11,567      5.76%          $17,740      6.19%     $12,605
      01/31/1999                 $11,628      4.18%          $18,482      1.33%     $12,773
      02/28/1999                 $11,454     -3.11%          $17,907     -8.10%     $11,738
      03/31/1999                 $11,802      4.00%          $18,623      1.56%     $11,922
      04/30/1999                 $12,529      3.87%          $19,344      8.96%     $12,990
      05/31/1999                 $12,497     -2.36%          $18,887      1.46%     $13,179
      06/30/1999                 $12,949      5.55%          $19,936      4.52%     $13,775
      07/31/1999                 $12,774     -3.12%          $19,314     -2.74%     $13,398
      08/31/1999                 $12,626     -0.50%          $19,217     -3.70%     $12,902
      09/30/1999                 $12,478     -2.74%          $18,691      0.02%     $12,904
      10/31/1999                 $12,700      6.33%          $19,874      0.41%     $12,957
      11/30/1999                 $13,386      2.03%          $20,277      5.97%     $13,731
      12/31/1999                 $14,285      5.89%          $21,471     11.32%     $15,285
      01/31/2000                 $14,254     -5.02%          $20,394     -1.61%     $15,039
      02/29/2000                 $14,750     -1.89%          $20,008     16.51%     $17,522
      03/31/2000                 $15,319      9.78%          $21,965     -6.59%     $16,367
      04/30/2000                 $15,158     -3.01%          $21,304     -6.02%     $15,382
      05/31/2000                 $15,179     -2.05%          $20,867     -5.83%     $14,485
      06/30/2000                 $15,223      2.46%          $21,380      8.72%     $15,748
      07/31/2000                 $15,299     -1.56%          $21,047     -3.22%     $15,241
      08/31/2000                 $15,745      6.21%          $22,354      7.63%     $16,404
      09/30/2000                 $15,474     -5.28%          $21,174     -2.94%     $15,922
      10/31/2000                 $15,593     -0.42%          $21,085     -4.46%     $15,212
      11/30/2000                 $15,289     -7.88%          $19,423    -10.27%     $13,650
      12/31/2000                 $15,743      0.49%          $19,518      8.59%     $14,822

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Mutual Discovery
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           MD-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Financial Highlights


                                                                                                 Class 1
                                                                     -------------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                     -------------------------------------------------------------
                                                                         2000       1999         1998         1997         1996(c)
                                                                     -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................  $ 13.57      $ 11.29      $ 12.17      $ 10.21      $ 10.00
                                                                     -------------------------------------------------------------
Income from investment operations:
 Net investment incomed ............................................      .26          .17          .20          .13          .02
 Net realized and unrealized gains (losses) ........................     1.14         2.48         (.76)        1.84          .19
                                                                     -------------------------------------------------------------
Total from investment operations ...................................     1.40         2.65         (.56)        1.97          .21
                                                                     -------------------------------------------------------------
Less distributions from:
 Net investment income .............................................     (.42)        (.37)        (.17)        (.01)         --
 Net realized gains ................................................       --           --         (.15)          --          --
                                                                     -------------------------------------------------------------
Total distributions ................................................     (.42)        (.37)        (.32)        (.01)         --
                                                                     -------------------------------------------------------------
Net asset value, end of year .......................................  $ 14.55      $ 13.57       $11.29      $ 12.17      $ 10.21
                                                                     =============================================================
Total return(b) ....................................................   10.45%       23.76%      (5.00)%       19.25%        2.10%

Ratios/supplemental data
Net assets, end of year (000's) .................................... $191,051     $202,777     $224,656     $198,653      $15,418
Ratios to average net assets:
 Expensese .........................................................    1.02%        1.01%        1.01%        1.06%        1.37%(a)
 Net investment income .............................................    1.80%        1.42%        1.94%        1.19%        2.11%(a)
Portfolio turnover rate ............................................   74.77%      104.69%       93.99%       55.93%         .14%
(e)Excluding dividend expense on securities sold short,
   the ratios of expenses to average net assets would have been:
Expenses ...........................................................    0.98%        0.99%        1.00%        1.06%        1.37%(a)


(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period November 8, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.

MD-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Financial Highlights (continued)


                                                                                                       Class 2
                                                                                             ---------------------------
                                                                                               Year Ended December 31,
                                                                                             ---------------------------
                                                                                                 2000          1999(c)
                                                                                             ---------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................................    $ 13.54        $  11.65
                                                                                              -------        --------
Income from investment operations:
 Net investment incomed ..................................................................        .22             .11
 Net realized and unrealized gains .......................................................       1.14            2.15
                                                                                              -------        --------
Total from investment operations .........................................................       1.36            2.26
                                                                                              -------        --------
Less distributions from net investment income ............................................       (.40)           (.37)
                                                                                              --------       --------
Net asset value, end of year .............................................................    $ 14.50        $  13.54
                                                                                              ========       ========
Total returnb ............................................................................      10.21%         19.68%
Ratios/supplemental data
Net assets, end of year (000's) ..........................................................    $  1,035       $    413
Ratios to average net assets:
 Expensese ...............................................................................       1.27%          1.27%(a)
 Net investment income ...................................................................       1.59%           .94%(a)
Portfolio turnover rate ..................................................................      74.77%        104.69%
(e)Excluding dividend expenses on securities sold short,
   the ratio of expenses to average net assets would have been:
Expenses .................................................................................       1.23%          1.27%(a)

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.


                       See notes to financial statements.

                                                                           MD-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000


                                                                  COUNTRY        SHARES/RIGHTS         VALUE
-----------------------------------------------------------------------------------------------------------------
      Common Stocks and Rights 72.8%
      Aerospace & Defense .5%
 (a)  European Aeronautic Defense & Space Co. ............      Netherlands           21,622       $    480,295
      Honeywell International Inc. .......................     United States           9,250            437,641
 (a)  Litton Industries Inc. .............................     United States             510             40,131
                                                                                                   ------------
                                                                                                        958,067
                                                                                                   ------------
      Auto Components 1.5%
      Delphi Automotive Systems Corp. ....................     United States         152,658          1,717,402
      TRW Inc. ...........................................     United States          31,900          1,236,125
                                                                                                   ------------
                                                                                                      2,953,527
                                                                                                   ------------
      Banks 2.4%
      Anglo Irish Bank Corp. PLC .........................    Irish Republic         126,400            371,026
      Bank of Ireland ....................................    Irish Republic         122,625          1,214,588
 (a)  Dexia ..............................................        Belgium              8,600          1,562,344
 (a)  Dexia, Strip .......................................        Belgium              6,300                118
      DNB Holding ASA ....................................        Norway             141,300            761,099
      Greenpoint Financial Corp. .........................     United States          16,064            657,620
                                                                                                   ------------
                                                                                                      4,566,795
                                                                                                   ------------
      Beverages 3.4%
      Brown-Forman Corp., A ..............................     United States           2,900            193,575
      Brown-Forman Corp., B ..............................     United States          33,900          2,254,350
 (a)  Carlsberg AS, B ....................................        Denmark             23,000          1,353,979
      Coca-Cola West Japan Co. Ltd. ......................         Japan              35,530            850,915
      Diageo PLC .........................................    United Kingdom          94,350          1,050,009
      Diageo PLC, ADR ....................................    United Kingdom           2,300            102,062
      Fraser and Neave Ltd. ..............................       Singapore             4,700             18,160
 (a)  Grolsch NV .........................................      Netherlands           25,000            558,617
      South African Breweries PLC ........................    United Kingdom          14,900            104,890
                                                                                                   ------------
                                                                                                      6,486,557
                                                                                                   ------------
      Chemicals 2.0%
      ChemFirst Inc. .....................................     United States          24,600            542,737
      Imperial Chemical Industries PLC ...................    United Kingdom          72,300            596,713
 (a)  Syngenta AG ........................................      Switzerland           28,700          1,540,821
      Union Carbide Corp. ................................     United States          22,025          1,185,220
                                                                                                   ------------
                                                                                                      3,865,491
                                                                                                   ------------
 (a)  Commercial Services & Supplies 3.2%
      Cendant Corp. ......................................     United States          80,400            773,850
      Chubb PLC ..........................................    United Kingdom         715,490          1,667,335
      Kidde PLC ..........................................    United Kingdom       1,066,990          1,131,654
      MDC Corp. Inc., A ..................................        Canada             133,515          1,000,029
      Republic Services Inc. .............................     United States          86,100          1,479,844
                                                                                                   ------------
                                                                                                      6,052,712
                                                                                                   ------------
      Computers & Peripherals .4%
 (a)  Apple Computer Inc. ................................     United States          18,200            270,725
      Compaq Computer Corp. ..............................     United States          32,000            481,600
                                                                                                   ------------
                                                                                                        752,325
                                                                                                   ------------
      Construction & Engineering 2.8%
      Acciona SA .........................................         Spain              43,700          1,600,086
      Actividades de Construcciones y Servicios ..........         Spain              12,700            299,278
      Fomento de Construcciones y Contratas SA ...........         Spain              21,200            402,054
      Vinci SA ...........................................        France              50,080          3,079,662
                                                                                                   ------------
                                                                                                      5,381,080
                                                                                                   ------------


MD-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                         COUNTRY        SHARES/RIGHTS         VALUE
-----------------------------------------------------------------------------------------------------------------
      Common Stocks and Rights (cont.)
 (a)  Construction Materials .2%
      Ciments Francais SA .......................        France              8,600        $    444,077
                                                                                          ------------
      Containers & Packaging 1.2%
      Kinnevik AB, B ............................        Sweden             99,387           1,906,528
 (a)  Pactiv Corp. ..............................     United States         34,740             429,908
                                                                                          ------------
                                                                                             2,336,436
                                                                                          ------------
      Diversified Financials 8.5%
      Bear Stearns Cos. Inc. ....................     United States         20,612           1,044,771
      CIT Group Inc., A .........................     United States         25,000             503,125
      Investor AB, A ............................        Sweden            148,600           2,236,363
      Investor AB, B ............................        Sweden            154,175           2,303,924
      Investors Group Inc. ......................        Canada             57,100             986,515
      Invik & Co. AB, B .........................        Sweden             24,256           1,979,452
      Irish Life & Permanent PLC ................    Irish Republic        259,800           3,211,456
      Lehman Brothers Holdings Inc. .............     United States          4,200             284,025
 (a)  MFN Financial Corp. .......................     United States         20,281              91,265
      Moody's Corp. .............................     United States         44,200           1,135,388
      Pargesa Holdings SA .......................      Switzerland             972           1,889,417
      Power Corp. of Canada .....................        Canada             15,600             384,288
      Power Financial Corp. .....................        Canada             10,900             252,906
 (a)  Schroders PLC .............................    United Kingdom          6,200             107,527
                                                                                          ------------
                                                                                            16,410,422
                                                                                          ------------
      Diversified Telecommunication Services 2.4%
      AT&T Corp. ................................     United States         17,590             304,527
      BellSouth Corp. ...........................     United States         16,700             683,656
      Centurytel Inc. ...........................     United States         18,000             643,500
 (a)  Citizens Communications Co., B ............     United States         12,812             168,157
      SBC Communications Inc. ...................     United States         11,800             563,450
      Sprint Corp. (FON Group) ..................     United States         22,700             461,094
      Telephone & Data Systems Inc. .............     United States         20,600           1,854,000
                                                                                          ------------
                                                                                             4,678,384
                                                                                          ------------
      Electric Utilities .7%
      E.On AG ...................................        Germany            12,600             766,554
      Endesa SA .................................         Spain             30,100             512,909
      Endesa SA, ADR ............................         Spain              2,800              46,725
                                                                                          ------------
                                                                                             1,326,188
                                                                                          ------------
 (a)  Electrical Equipment .9%
      Thermo Electron Corp. .....................     United States         55,400           1,648,150
                                                                                          ------------
 (a)  Electronic Equipment & Instruments .1%
      Amphenol Corp., A .........................     United States          4,500             176,344
                                                                                          ------------
      Food & Drug Retailing 1.4%
      Albertson's Inc. ..........................     United States         32,000             848,000
 (a)  Brunos Inc. ...............................     United States          2,247             213,465
      GIB Group SA ..............................        Belgium            39,900           1,666,980
                                                                                          ------------
                                                                                             2,728,445
                                                                                          ------------
      Food Products 1.7%
      Associated British Foods PLC ..............    United Kingdom         82,300             617,468
 (a)  Cadbury Schweppes PLC .....................    United Kingdom         78,300             539,794
      Earthgrains Co. ...........................     United States         17,400             321,900
      Farmer Brothers Co. .......................     United States          7,000           1,452,500
      Orkla ASA .................................        Norway             11,100             219,017
      Weetabix Ltd., A ..........................    United Kingdom            700              28,233
                                                                                          ------------
                                                                                             3,178,912
                                                                                          ------------

                                                                           MD-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                     COUNTRY        SHARES/RIGHTS         VALUE
-----------------------------------------------------------------------------------------------------------------
      Common Stocks and Rights (cont.)
      Hotels Restaurants & Leisure 1.4%
 (a)  Fine Host Corp. .......................................     United States         49,920        $    494,208
 (a)  Moevenpick Holding AG, Br. ............................      Switzerland           1,546             763,221
 (a)  P & O Princess Cruises PLC ............................    United Kingdom        138,500             584,471
      Thistle Hotels PLC ....................................    United Kingdom        440,700             766,944
                                                                                                      ------------
                                                                                                         2,608,844
                                                                                                      ------------
      Household Durables .3%
      Sanyo Electric Co. Ltd. ...............................         Japan             64,900             539,886
                                                                                                      ------------
      Household Products .2%
      Clorox Co. ............................................     United States          8,900             315,950
                                                                                                      ------------
      Industrial Conglomerates .2%
      Remgro Ltd. ...........................................     South Africa          63,536             434,764
                                                                                                      ------------
      Insurance 4.6%
 (a)  Alleghany Corp. .......................................     United States          3,015             619,582
      Allmerica Financial Corp. .............................     United States         15,400           1,116,500
 (a)  Berkshire-Hathaway Inc., A ............................     United States             26           1,846,000
 (a)  Berkshire-Hathaway Inc., B ............................     United States            120             282,480
      Hartford Financial Services Group Inc. ................     United States          3,300             233,063
      Industrial Alliance Life Insurance Co. ................        Canada             13,530             366,175
      Jefferson-Pilot Corp. .................................     United States          7,400             553,150
      MBIA Inc. .............................................     United States         17,100           1,267,538
      Old Republic International Corp. ......................     United States         38,900           1,244,800
 (a)  Pohjola Group Insurance Corp., B ......................        Finland            30,300           1,337,020
                                                                                                      ------------
                                                                                                         8,866,308
                                                                                                      ------------
 (a)  Internet Software & Services
      DecisionOne Corp. .....................................     United States          5,288              26,440
                                                                                                      ------------
      Machinery 1.6%
      Atle AB ...............................................        Sweden             15,300             203,503
 (a)  Consorcio G Grupo Dina SA de CV, L, ADR ...............        Mexico             31,840               5,970
      Sulzer AG .............................................      Switzerland           4,100           2,957,667
                                                                                                      ------------
                                                                                                         3,167,140
                                                                                                      ------------
      Marine .4%
      Peninsular & Oriental Steam Navigation Co. ............    United Kingdom        159,100             752,804
                                                                                                      ------------
      Media 12.2%
      Asatsu DK Inc. ........................................         Japan              8,900             214,317
 (a)  AT&T Corp. - Liberty Media Group, A ...................     United States        126,700           1,718,369
 (a)  Clear Channel Communications Inc. .....................     United States         19,700             954,219
 (a)  Comcast Corp., A ......................................     United States         11,200             467,600
 (a)  Compania de Distribucion Intefral Logista SA ..........         Spain             31,200             417,414
 (a)  Fox Entertainment Group Inc., A .......................     United States         21,900             391,463
      Gannett Co. Inc. ......................................     United States          1,300              81,981
 (a)  General Motors Corp., H ...............................     United States         26,635             612,605
      Harcourt General Inc. .................................     United States          7,500             429,000
      Lagardere SCA .........................................        France             81,734           4,742,295
 (a)  Modern Times Group AB .................................        Sweden             69,300           1,836,151
      NV Holdingsmig de Telegraaf ...........................      Netherlands          63,478           1,287,284
      Scripps Co., A ........................................     United States         32,700           2,056,013
 (a)  Studio Canal ..........................................        France                100                 976
      Tribune Co. ...........................................     United States         13,100             553,475
      True North Communications Inc. ........................     United States          6,100             259,250
      TVA Group Inc., B .....................................        Canada            106,300           1,026,198
      United Business Media PLC .............................    United Kingdom         89,300           1,131,207



MD-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                  COUNTRY        SHARES/RIGHTS         VALUE
                                                             ----------------   ---------------   ---------------
      Common Stocks and Rights (cont.)
      Media (cont.)
 (a)  USA Networks Inc. ..................................     United States         54,600        $  1,061,288
 (a)  Vivendi Universal SA ...............................        France             27,800           1,829,617
      Washington Post Co., B .............................     United States          3,821           2,357,079
                                                                                                   ------------
                                                                                                     23,427,801
                                                                                                   ------------
 (a)  Multiline Retail 1.2%
      Federated Department Stores Inc. ...................     United States         65,500           2,292,500
                                                                                                   ------------
      Multi-Utilities 2.3%
      Suez Lyonnaise des Eaux SA .........................        France             24,679           4,506,554
 (a)  Suez Lyonnaise des Eaux SA, Strip ..................        France              8,300                  78
                                                                                                   ------------
                                                                                                      4,506,632
                                                                                                   ------------
      Mutual Funds & Unit Trusts .2%
      MSDW Asia Pacific Fund .............................     United States         54,300             471,731
                                                                                                   ------------
      Oil & Gas 3.1%
 (a)  Abraxas Petroleum Corp. ............................     United States         10,135              44,341
 (a)  Abraxas Petroleum Corp., rts., 11/01/04 ............     United States         10,135               1,267
      Burlington Resources Inc. ..........................     United States          3,300             166,650
      Conoco Inc., A .....................................     United States         21,500             615,437
 (a)  Gulf Canada Resources Ltd. .........................        Canada            130,100             658,631
 (a)  Gulf Canada Resources Ltd., fgn. ...................        Canada             27,600             140,573
      Royal Dutch Petroleum Co., Br. .....................      Netherlands          10,700             655,584
      Shell Transport & Trading Co. PLC ..................    United Kingdom        165,600           1,354,376
      Total Fina Elf SA, B ...............................        France             10,098           1,501,716
      Total Fina Elf SA, B, ADR ..........................        France             10,770             782,844
                                                                                                   ------------
                                                                                                      5,921,419
                                                                                                   ------------
      Paper & Forest Products 2.7%
      Abitibi-Consolidated Inc. ..........................        Canada             60,100             552,184
      Boise Cascade Corp. ................................     United States         25,800             867,525
      Georgia-Pacific Timber Corp. .......................     United States         31,500             943,031
      International Paper Co. ............................     United States         26,800           1,093,775
      Mead Corp. .........................................     United States         52,900           1,659,738
                                                                                                   ------------
                                                                                                      5,116,253
                                                                                                   ------------
      Pharmaceuticals .4%
      Ono Pharmaceutical Co. Ltd. ........................         Japan             12,300             481,445
      Taisho Pharmaceutical Co. Ltd. .....................         Japan              9,300             251,637
                                                                                                   ------------
                                                                                                        733,082
                                                                                                   ------------
      Real Estate .8%
      Cheung Kong Holdings Ltd. ..........................       Hong Kong           82,900           1,060,177
(a,c) Security Capital European Realty ...................      Luxembourg           13,770             200,560
      Ventas Inc. ........................................     United States         50,300             282,938
                                                                                                   ------------
                                                                                                      1,543,675
                                                                                                   ------------
      Road & Rail 3.0%
      Burlington Northern Santa Fe Corp. .................     United States         25,400             719,137
      FirstGroup PLC .....................................    United Kingdom        107,200             398,339
      Florida East Coast Industries Inc., A ..............     United States         25,000             896,875
      Florida East Coast Industries Inc., B ..............     United States          1,400              47,863
      Railtrack Group PLC ................................    United Kingdom        286,398           3,788,379
                                                                                                   ------------
                                                                                                      5,850,593
                                                                                                   ------------
      Textiles & Apparel .6%
      Compagnie Financiere Richemont AG, A, Br. ..........      Switzerland             442           1,182,394
                                                                                                   ------------


                                                                          MD-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                          COUNTRY         SHARES/RIGHTS          VALUE
                                                                     ----------------   -----------------   ---------------
      Common Stocks and Rights (cont.)
      Tobacco 3.1%
 (a)  Altadis SA .................................................         Spain                 92,800      $  1,437,571
      Austria Tabak AG ...........................................        Austria                 6,700           371,443
      British American Tobacco PLC ...............................    United Kingdom            124,600           945,067
      Gallaher Group PLC .........................................    United Kingdom            262,150         1,679,972
      Gallaher Group PLC, ADR ....................................    United Kingdom              7,100           174,838
      Korea Tobacco & Ginseng Corp. ..............................      South Korea               8,300           124,664
      Philip Morris Cos. Inc. ....................................     United States             20,800           915,200
 (a)  Swedish Match AB ...........................................        Sweden                 77,900           303,823
                                                                                                             ------------
                                                                                                                5,952,578
                                                                                                             ------------
      Trading Companies & Distributors .8%
      Trelleborg AB, B ...........................................        Sweden                209,641         1,510,846
                                                                                                             ------------
      Transportation Infrastructure .2%
      Associated British Ports Holdings PLC ......................    United Kingdom             74,800           408,957
                                                                                                             ------------
 (a)  Wireless Telecommunication Services .2%
      Arch Wireless Inc. .........................................     United States             46,114            28,821
      VoiceStream Wireless Corp. .................................     United States              2,750           276,719
                                                                                                             ------------
                                                                                                                  305,540
                                                                                                             ------------
      Total Common Stocks and Rights (Cost $121,201,354)..........                                            139,880,049
                                                                                                             ------------
      Preferred Stocks .1%
      Finova Finance Trust, 5.50%, cvt. pfd. .....................     United States              1,980            17,820
 (a)  Henkel KGAA, pfd. ..........................................        Germany                 3,300           213,777
                                                                                                             ------------
      Total Preferred Stocks (Cost $212,729)......................                                                231,597
                                                                                                             ------------
                                                                                            PRINCIPAL
                                                                                            AMOUNT*
                                                                                        ---------------
      Corporate Bonds and Notes 2.9%
      Abraxas Petroleum Corp., 11.50%, 11/01/04 ..................     United States       $    109,000            93,195
      Arch Paging, Tranche B-1, Term Loan 6/30/06 ................     United States            669,473           468,631
      DecisionOne Corp., Term Loan ...............................     United States            199,753           165,795
      Eurotunnel Finance Ltd., Equity Note, 12/31/03 .............    United Kingdom            113,008 GBP        65,837
      Eurotunnel PLC:
       12/31/18, Tier 2 ..........................................    United Kingdom            456,578 GBP       491,069
       12/31/25, Tier 3 ..........................................    United Kingdom            403,000 GBP       337,123
       12/31/50, Resettable Advance R5 ...........................    United Kingdom            172,449 GBP        79,858
       Stabilization Advance S8, Tier 1 ..........................    United Kingdom             94,726 GBP        35,375
       Stabilization Advance S8, Tier 2 ..........................    United Kingdom             92,382 GBP        26,220
      Eurotunnel SA:
       12/31/18, Tier 2 (Libor) ..................................        France                103,401 EUR        68,926
       12/31/18, Tier 2 (Pibor) ..................................        France                 18,558 EUR        12,371
       Stabilization Advance S6, Tier 1 (Pibor) ..................        France                 25,555 EUR         5,998
       Stabilization Advance S6, Tier 2 ..........................        France                 51,968 EUR         9,270
       Stabilization Advance S7, Tier 1 (Libor) ..................        France                 40,913 EUR         9,603
      Finova Capital Corp.:
       9.125%, 2/27/02 ...........................................     United States             25,000            16,125
       6.12%, 5/28/02 ............................................     United States             30,000            19,350
       6.50%, 7/28/02 ............................................     United States             10,000             6,450
       6.39%, 10/08/02 ...........................................     United States             50,000            32,250
       6.25%, 11/01/02 ...........................................     United States             90,000            58,050
       6.54%, 11/15/02 ...........................................     United States             16,000             9,804
       5.99%, 1/10/03 ............................................     United States             24,000            15,000
       6.11%, 2/18/03 ............................................     United States            427,000           266,875
       7.30%, 9/22/03 ............................................     United States             15,000             9,375

MD-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                                       PRINCIPAL
                                                                       COUNTRY          AMOUNT*           VALUE
                                                                   ---------------   -------------   ---------------
     Corporate Bonds and Notes (cont.)
      6.33%, 11/24/03 ..........................................    United States     $   40,000      $     25,000
      6.00%, 1/07/04 ...........................................    United States         70,000            42,700
      6.125%, 3/15/04 ..........................................    United States        133,000            81,130
      7.125%, 5/17/04 ..........................................    United States        140,000            85,400
      7.429%, 10/14/04 .........................................    United States         40,000            24,400
      7.25%, 11/08/04 ..........................................    United States        415,000           253,150
      6.375%, 5/15/05 ..........................................    United States         80,000            47,200
      7.40%, 5/06/06 ...........................................    United States         50,000            29,324
      7.40%, 6/01/07 ...........................................    United States         10,000             5,750
      7.625%, 9/21/09 ..........................................    United States         75,000            43,125
      FRN, 6.7975%, 6/18/03 ....................................    United States         75,000            46,875
      Revolver 1 ...............................................    United States        150,000            98,438
      Revolver 2 ...............................................    United States        124,000            77,810
     Fremont General Corp., Series B, 7.875%, 3/17/09 ..........    United States         45,000            21,488
     Greyhound Financial Corp.:
      7.25%, 4/01/01 ...........................................    United States         20,000            13,800
      Series B, 7.82%, 1/27/03 .................................    United States         30,000            18,750
     La Quinta Inns Inc.:
      7.25%, 3/15/04 ...........................................    United States         43,000            34,400
      7.33%, 4/01/08 ...........................................    United States        100,000            71,500
     Meditrust Corp.:
      7.114%, 8/15/04 ..........................................    United States        330,000           237,600
      7.62%, 9/13/05 ...........................................    United States         10,000             7,078
      7.00%, 8/15/07 ...........................................    United States         90,000            65,250
      7.82%, 9/10/26 ...........................................    United States        325,000           269,750
     MFN Financial Corp.:
      Series A, 10.00%, 3/23/01 ................................    United States        118,479           116,406
      Series B, FRN, 10.9588%, 3/23/01 .........................    United States        113,476           111,490
     PG & E Corp., 7.05%, 3/01/24 ..............................    United States         60,000            46,420
     Service Corp. International:
      6.30%, 3/15/03 ...........................................    United States        280,000           183,400
      7.375%, 4/15/04 ..........................................    United States        165,000           101,475
      6.00%, 12/15/05 ..........................................    United States        250,000           137,500
      7.20%, 6/01/06 ...........................................    United States         20,000            10,850
      6.875%, 10/01/07 .........................................    United States        110,000            58,850
      7.70%, 4/15/09 ...........................................    United States        380,000           203,300
     Southern California Edison Co., 7.125%, 7/15/25 ...........    United States         25,000            19,625
     Southwest Royalties Inc., B, 10.50%, 10/15/04 .............    United States        435,000           370,838
     Ventas Inc.:
      Tranche A, Term Loan 12/31/02 ............................    United States         44,142            42,111
      Tranche B, Term Loan 12/31/05 ............................    United States        223,153           205,301
      Tranche C, Term Loan 12/31/07 ............................    United States         66,656            61,324
     Vlasic Foods International Inc., 10.25%, 7/01/09 ..........    United States        246,000            43,050
                                                                                                      ------------
     Total Corporate Bonds and Notes (Cost $5,759,023)..........                                         5,614,408
                                                                                                      ------------


                                                                          MD-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                                               PRINCIPAL
                                                                             COUNTRY            AMOUNT*             VALUE
                                                                         ---------------   -----------------   ---------------
(a,b) Bonds and Notes In Reorganization 2.4%
      Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ............    United States     $        20,000     $      5,000
      Altos Hornos de Mexico SA:
       5.50%, 12/15/01 ...............................................        Mexico                 10,000            3,150
       Series A, 11.375%, 4/30/02 ....................................        Mexico                179,000           59,070
       Series B, 11.875%, 4/30/04 ....................................        Mexico                215,000           70,950
       Tranche A, Term Loan ..........................................        Mexico                 47,468           15,664
      Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ..........        Mexico              2,745,000          137,250
      Crown Leasing, Bank Claim ......................................        Japan              36,954,385 JPY       22,651
      Dow Corning Corp., 9.375%, 2/01/08 .............................    United States             300,000          391,500
      Genesis Health Ventures Inc.:
       Term Loan A ...................................................    United States              29,004           17,983
       Term Loan B ...................................................    United States              57,232           35,484
       Term Loan C ...................................................    United States              57,251           35,496
      Harnischfeger Industries Inc.:
       8.90%, 3/01/22 ................................................    United States             216,000           54,000
       8.70%, 6/15/22 ................................................    United States             209,000           52,250
       7.25%, 12/15/25 ...............................................    United States             387,000           96,750
       6.875%, 2/15/27 ...............................................    United States             329,000           82,250
       Revolver ......................................................    United States              94,050           23,513
      Laidlaw Inc.:
       7.70%, 8/15/02 ................................................        Canada                305,000           86,925
       7.05%, 5/15/03 ................................................        Canada                 40,000           11,400
       7.875%, 4/15/05 ...............................................        Canada                150,000           42,750
       6.50%, 5/01/05 ................................................        Canada                 30,000            7,875
       7.65%, 5/15/06 ................................................        Canada                 65,000           18,525
       6.70%, 5/01/08 ................................................        Canada                 95,000           24,938
       8.75%, 4/15/25 ................................................        Canada                179,000           51,015
       6.72%, 10/01/27 ...............................................        Canada                260,000           68,250
       Revolver ......................................................        Canada                253,151          141,764
      Loewen Group Inc.:
       144A, 6.70%, 10/01/99 .........................................        Canada                515,000          180,250
       Revolver ......................................................        Canada                171,495           77,173
       Series 5, 6.10%, 10/01/02 .....................................        Canada                355,000 CAD      101,631
       Term Loan .....................................................        Canada                 56,500           25,425
      Loewen Group International Inc.:
       Series 3, 7.50%, 4/15/01 ......................................        Canada                135,000           62,100
       Series 3, 7.75%, 10/15/01 .....................................        Canada                 45,000           19,350
       Series 2, 8.25%, 4/15/03 ......................................        Canada                130,000           59,800
       Series 6, 7.20%, 6/01/03 ......................................        Canada                718,000          251,300
       Series 4, 8.25%, 10/15/03 .....................................        Canada                285,000          122,550
       Series 7, 7.60%, 6/01/08 ......................................        Canada                490,000          171,500
      Multicare Companies Inc.:
       Revolver ......................................................    United States              28,999           17,689
       Term Loan A ...................................................    United States              34,727           21,184
       Term Loan B ...................................................    United States              54,391           33,178
       Term Loan C ...................................................    United States              18,017           10,990
      Nippon Credit Bank Ltd., Bank Claim ............................        Japan              19,114,245 JPY       26,780
      Nippon Total Finance, Bank Claim ...............................        Japan              20,629,040 JPY       10,838
      Optel Inc.:
       13.00%, 2/15/05 ...............................................    United States             338,000          177,450
       11.50%, 7/01/08 ...............................................    United States              15,000            7,875


MD-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                                            PRINCIPAL
                                                                            COUNTRY         AMOUNT*        VALUE
------------------------------------------------------------------------------------------------------------------------------
(a,b) Bonds and Notes In Reorganization (cont.)
      Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ........... United States   $   10,000    $      2,500
      Safety Kleen Corp.:
       9.25%, 5/15/09 ................................................... United States       31,000             465
       Revolver ......................................................... United States       17,582           5,451
       Term Loan A ...................................................... United States      108,133          33,521
       Term Loan B ...................................................... United States       97,137          30,112
       Term Loan C ...................................................... United States       97,137          30,112
      Safety Kleen Services, 9.25%, 6/01/08 ............................. United States        3,000              45
      SFC New Holdings Inc., PIK, 13.25%, 8/15/03 ....................... United States      700,000         196,000
      United Companies Financial Corp., Revolver ........................ United States    1,199,266          77,952
      Vencor Inc.:
       9.875%, 5/01/05 .................................................. United States      675,000         162,000
       Revolver ......................................................... United States      126,169         116,076
       Term Loan A ...................................................... United States      552,431         508,236
       Term Loan B ...................................................... United States      361,464         332,547
       Tranche A, DIP Revolver, Term Loan, 1/31/01 ...................... United States       51,390          50,877
       Tranche B, DIP Revolver, Term Loan, 1/31/01 ...................... United States       25,000          24,750
                                                                                                        ------------
     Total Bonds and Notes in Reorganization (Cost $6,649,380)...........                                  4,504,110
                                                                                                        ------------
      Short Term Investments 11.1%
      Den Danske Corp Inc, 6.56%, 1/16/01 ............................... United Kingdom   3,750,000       3,739,514
      Den Norske Bank, 6.47%, 1/22/01 ...................................     Norway       2,650,000       2,640,207
      Halifax Group PLC, 6.55%, 1/12/01 ................................. United Kingdom   5,000,000       4,989,471
      Lloyds Tsb Group PLC, 6.40%, 1/18/01 .............................. United Kingdom   5,000,000       4,984,466
      Swedbank, 6.50%, 1/16/01 ..........................................     Sweden       5,000,000       4,999,515
                                                                                                        ------------
      Total Short Term Investments (Cost $21,337,227)....................                                 21,353,173
                                                                                                        ------------
      Government Agencies 10.0%
 (e)  Fannie Mae, 6.31% - 6.34%, with maturities to 4/26/01 ............. United States    7,000,000       6,888,911
 (e)  Federal Home Loan Bank, 6.28% - 6.45%, with maturities to 5/04/01 . United States    9,200,000       9,100,305
      Federal Home Loan Mortgage Corp., 5.70% - 6.40%,                    United States    3,200,000       3,182,234
      with maturities to 2/22/01 ........................................                               ------------
                                                                                                          19,171,450
      Total Government Agencies (Cost $19,158,178).......................                               ------------
                                                                                                         190,754,787
      Total Investments (Cost $174,317,891) 99.3%........................                                 (1,999,168)
      Securities Sold Short (1.0%) ......................................                                 (1,893,949)
      Net Equity in Forward Contracts (1.0%) ............................                                  5,224,247
      Other Assets, less Liabilities 2.7% ...............................                               ------------
      Total Net Assets 100.0% ...........................................                               $192,085,917
                                                                                                        ============


                                                                          MD-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



      ISSUER                                                            COUNTRY        SHARES         VALUE
----------------------------------------------------------------------------------------------------------------
a,d   Securities Sold Short
      Deutsche Telekom AG .......................................       Germany         1,100     $     33,564
      Deutsche Telekom AG, ADR ..................................       Germany         7,200          210,600
      Dow Chemical Co. ..........................................    United States     35,353        1,294,804
      General Electric Co. ......................................    United States      9,600          460,200
                                                                                                  ------------
      Total Securities Sold Short (Proceeds $2,135,063)..........                                 $  1,999,168
                                                                                                  ============


      Currency Abbreviations:
      CAD - Canadian Dollar
      EUR - European Unit
      GBP - British Pound
      JPY - Japanese Yen



*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(b)See Note 7 regarding defaulted securities.
(c)See Note 8 regarding restricted securities.
(d)See Note 1(f) regarding securities sold short.
(e)See Note 1(f) regarding securities segregated with brokers for securities sold short.

                       See notes to financial statements.

MD-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
December 31, 2000


Assets:
 Investments in securities:
  Cost ..........................................................     $ 174,317,891
                                                                      =============
  Value .........................................................       190,754,787
 Cash ...........................................................         2,551,074
 Receivables:
  Investment securities sold ....................................         1,679,620
  Capital shares sold ...........................................             2,000
  Dividends and interest ........................................           632,937
 Unrealized gain on forward exchange contracts (Note 6) .........           222,986
 Deposits with broker for securities sold short .................         1,744,852
                                                                      -------------
    Total assets ................................................       197,588,256
                                                                      -------------
Liabilities:
 Payables:
   Investment securities purchased ..............................         1,099,260
   Capital shares redeemed ......................................           104,703
   Affiliates ...................................................           153,331
   Professional fees ............................................             4,771
   Reports to shareholders ......................................            19,740
 Securities sold short, at value (proceeds $2,135,063)...........         1,999,168
 Unrealized loss on forward exchange contracts (Note 6) .........         2,116,935
 Other liabilities ..............................................             4,431
                                                                      -------------
    Total liabilities ...........................................         5,502,339
                                                                      -------------
     Net assets, at value .......................................     $ 192,085,917
                                                                      =============
Net assets consist of:
 Undistributed net investment income ............................     $   2,320,644
 Net unrealized appreciation ....................................        14,879,458
 Accumulated net realized gain ..................................        24,836,826
 Capital shares .................................................       150,048,989
                                                                      -------------
    Net assets, at value ........................................     $ 192,085,917
                                                                      =============
Class 1:
 Net assets, at value ...........................................     $ 191,051,351
                                                                      =============
 Shares outstanding .............................................        13,129,179
                                                                      =============
 Net asset value and offering price per share ...................     $       14.55
                                                                      =============
Class 2:
 Net assets, at value ...........................................     $   1,034,566
                                                                      =============
 Shares outstanding .............................................            71,367
                                                                      =============
 Net asset value and offering price per share ...................     $       14.50
                                                                      =============

                       See notes to financial statements.

                                                                          MD-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2000


Investment Income:
 (net of foreign taxes of $313,655)
 Dividends ...............................................................    $   2,643,212
 Interest ................................................................        3,003,838
                                                                              -------------
    Total investment income ..............................................        5,647,050
                                                                              -------------
Expenses:
 Management fees (Note 3) ................................................        1,602,379
 Administrative fees (Note 3) ............................................          300,017
 Distribution fees - Class 2 (Note 3) ....................................            1,601
 Custodian fees ..........................................................           25,000
 Reports to shareholders .................................................           10,300
 Professional fees (Note 3) ..............................................           22,300
 Trustees' fees and expenses .............................................            1,600
 Dividends for securities sold short .....................................           76,300
 Other ...................................................................            3,000
                                                                              -------------
   Total expenses ........................................................        2,042,497
                                                                              -------------
    Net investment income ................................................        3,604,553
                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ............................................................       21,466,253
  Foreign currency transactions ..........................................       11,649,609
                                                                              -------------
   Net realized gain .....................................................       33,115,862
 Net unrealized depreciation on:
  Investments ............................................................      (13,295,327)
  Translation of assets and liabilities denominated in foreign currencies        (3,332,402)
                                                                              -------------
   Net unrealized depreciation ...........................................      (16,627,729)
                                                                              -------------
Net realized and unrealized gain .........................................       16,488,133
                                                                              -------------
Net increase in net assets resulting from operations .....................    $  20,092,686
                                                                              =============

                       See notes to financial statements.

MD-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999


                                                                                                   2000               1999
                                                                                             ----------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................    $   3,604,553      $   2,866,477
   Net realized gain from investments and foreign currency transactions ..................       33,115,862          7,012,275
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ....................................      (16,627,729)        32,468,347
                                                                                              -------------      -------------
     Net increase in net assets resulting from operations ................................       20,092,686         42,347,099
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................       (5,956,985)        (5,872,849)
   Class 2 ...............................................................................          (13,815)            (5,671)
                                                                                              -------------      -------------
 Total distributions to shareholders .....................................................       (5,970,800)        (5,878,520)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      (25,804,688)       (58,299,042)
   Class 2 ...............................................................................          578,933            364,072
                                                                                              -------------      -------------
 Total capital share transactions ........................................................      (25,225,755)       (57,934,970)
    Net decrease in net assets ...........................................................      (11,103,869)       (21,466,391)
Net assets:
 Beginning of year .......................................................................      203,189,786        224,656,177
                                                                                              -------------      -------------
 End of year .............................................................................    $ 192,085,917      $ 203,189,786
                                                                                              =============      =============
Undistributed net investment income included in net assets:
 End of year .............................................................................    $   2,320,644      $   4,226,422
                                                                                              =============      =============

                       See notes to financial statements.

                                                                          MD-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, 94% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation. Using a value-driven approach, the portfolio invests primarily in U.S. and foreign equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies.


The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic Equity Swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the

MD-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Synthetic Equity Swaps (cont.)

value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

e. Options

In order to produce incremental income or protect against changes in the value of the underlying securities, the Fund may write put and covered call options.

Premiums received by the Fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date in which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          MD-21
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                     Year Ended December 31,
                                                -----------------------------------------------------------------
                                                              2000                            1999(a)
                                                -------------------------------- --------------------------------
                                                     Shares          Amount           Shares          Amount
Class 1 Shares:                                 -----------------------------------------------------------------
Shares sold ...................................     1,168,286    $  16,533,756       1,982,385    $  23,245,306
Shares issued on reinvestment of distributions        428,560        5,956,985         476,305        5,872,849
Shares redeemed ...............................    (3,408,308)     (48,295,429)     (7,422,698)     (87,417,197)
                                                   ------------------------------------------------------------
Net decrease ..................................    (1,811,462)   $ (25,804,688)     (4,964,008)   $ (58,299,042)
                                                   ============================================================
Class 2 Shares:
Shares sold ...................................        55,641    $     790,365          33,335    $     398,375
Shares issued on reinvestment of distributions            996           13,815             461            5,671
Shares redeemed ...............................       (15,767)        (225,247)         (3,299)         (39,974)
                                                   ------------------------------------------------------------
Net increase ..................................        40,870    $     578,933          30,497    $     364,072
                                                   ============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
-------------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)   Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

MD-22
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
-------------------------------------------------------------------------
    .15%              First $200 million
   .135%              Over $200 million, up to and including $700 million
    .10%              Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $629 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred currency losses of $76,907 occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $175,712,400 was as follows:

  Unrealized appreciation .............  $ 24,387,194
  Unrealized depreciation .............    (9,344,807)
                                         ------------
  Net unrealized appreciation .........  $ 15,042,387
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $121,564,585 and $153,915,010, respectively.

Transactions in call options written during the year ended December 31, 2000 were as follows:

                                                             Number of      Premiums
                                                             Contracts      Received
                                                            -----------   ------------
       Options outstanding at December 31, 1999 .........          --      $      --
       Options written ..................................       9,248         54,964
       Options expired ..................................      (9,248)       (54,964)
                                                               ------      ---------
       Options outstanding at December 31, 2000 .........          --      $      --
                                                               ======      =========

                                                                          MD-23
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 2000, the Fund has outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                         In                                       Unrealized
              Contracts to Buy                      Exchange for     Settlement Date             Gains(Losses)
---------------------------------------------------------------------------------------------------------------
  1,168,881   Canadian Dollars ............   U.S.  $   772,015         1/31/01           U.S.   $      6,773
                                                    -----------                                  ------------
              Contracts to Sell
--------------------------------------------
  8,184,593   Hong Kong Dollars ...........   U.S.  $ 1,050,913         1/19/01           U.S.   $      1,258
 11,594,842   Canadian Dollars ............           7,893,188         1/31/01                       167,918
218,373,526   Japanese Yen ................           1,961,498         3/27/01                        21,894
145,043,720   South Korean Won ............             125,775         5/07/01                        25,143
                                                    -----------                                  ------------
                                              U.S.  $11,031,374                                       216,213
                                                    -----------                                  ------------
 Unrealized gain on forward exchange contracts                                            U.S.   $    222,986
                                                                                                 ------------
              Contracts to Buy
--------------------------------------------
  2,850,709   Canadian Dollars ............   U.S.  $ 1,913,642         1/31/01           U.S.   $    (14,306)
                                                    -----------                                  ------------
              Contracts to Sell
--------------------------------------------
  9,165,600   Swedish Krona ...............   U.S.  $   919,396         1/31/01           U.S.   $    (54,332)
  8,840,616   Danish Krone ................           1,030,828         2/13/01                       (82,961)
 18,463,625   European Unit ...............          16,952,756         2/15/01                      (419,346)
    289,973   British Pounds ..............             422,435         2/22/01                       (11,147)
  7,920,373   European Unit ...............           7,040,096         2/26/01                      (415,079)
 11,865,032   Swiss Francs ................           6,968,887         3/13/01                      (398,932)
  7,796,355   Norwegian Krone .............             855,867         3/13/01                       (26,328)
    665,304   European Unit ...............             571,351         3/14/01                       (55,260)
 24,336,414   Swedish Krona ...............           2,536,232         3/15/01                       (55,550)
 11,774,169   British Pounds ..............          17,292,344         3/19/01                      (318,719)
  2,804,600   South African Rand ..........             364,328         3/19/01                        (3,144)
 11,370,000   Japanese Yen ................             100,642         3/27/01                          (298)
 43,707,387   Swedish Krona ...............           4,424,452         4/20/01                      (238,412)
 19,852,100   Swedish Krona ...............           2,100,368         6/20/01                       (23,121)
                                                    -----------                                  ------------
                                              U.S.  $61,579,982                                    (2,102,629)
                                                    -----------                                  ------------
 Unrealized loss on forward exchange contracts                                                   $ (2,116,935)
                                                                                                 ------------
  Net unrealized loss on forward exchange contracts                                         U.S. $ (1,893,949)
                                                                                                 ============


MD-24
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2000, the Fund held defaulted securities with a value aggregating $4,504,110, representing 2.4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

                                                                    Acquisition
  Shares   Issuer                                                      Date         Cost       Value
---------- --------------------------------------------------------------------------------------------
  13,770   Security Capital European Realty (.10% of net assets)       4/08/98   $275,400    $200,560
                                                                                             ========


                                                                          MD-25
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL DISCOVERY SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mutual Discovery Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

MD-26
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL DISCOVERY SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $16,793,869 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 11.93% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.


                                                                          MD-27
PAGE


                                             MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a small portion in foreign securities.
--------------------------------------------------------------------------------

We are pleased to bring you this annual report for Mutual Shares Securities Fund, covering the 12 months ended December 31, 2000. The U.S. economy generally experienced strong growth during the first half of the period despite three Federal Reserve Board interest-rate hikes. The economy progressively cooled down during the second half of the year, however, reflecting weakening consumer demand, higher interest rates, a tight labor market, record fuel costs and a persistently strong dollar. U.S. and European equity markets experienced enormous volatility during the period.

Despite the Standard & Poor's 500 (S&P 500) Composite Index's volatility during the first three quarters of the year, the index ended the nine months virtually unchanged in value.(1) However, a combination of an increasing number of corporate earnings warnings, weakening economic data, and a contested presidential election process contributed to downward trending equity markets during the fourth quarter, with the S&P 500 reaching a 52-week low by mid-December. The markets seemed particularly unnerved by the many negative earnings surprises occurring among technology companies whose businesses were previously perceived to be impervious to a slowing economy. Investors' shaken confidence in technology stocks was evidenced by the Nasdaq Composite Index's more than 50% drop from its peak on March 10, 2000, through year-end.(1) Many dot-com stocks experienced an even more devastating loss in value of 90% or more.

Within this environment, Mutual Shares Securities Fund performed extremely favorably compared with its benchmarks, the S&P 500 Index, which declined 9.11%, and the Lipper VIP Growth & Income Funds Average, which increased only 1.07% during the same period.(1),(2) The Fund's outperformance relative to these indexes was largely due to our disciplined value and special situations approach. Our investment

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund summaries.
(2). Source: Lipper Inc. For an index description, please see the Index Definitions following the Fund summaries.

This horizontal bar chart shows the geographic distribution as a percentage of total net assets on 12/31/00 for Mutual Shares Securities Fund.

U.S.                               63.2%
U.K.                                3.0%
France                              2.2%
Sweden                              1.0%
Netherlands                         0.9%
Other Countries                     4.0%
Fixed-Income Securities             6.2%
Government Agencies
& Other Net Assets                 19.5%

                                                                           MS-1
PAGE
Top 10 Holdings
Mutual Shares Securities Fund
12/31/00

 Company                        % of Total
 Industry, Country              Net Assets
------------------------------------------
   Federated Department
   Stores Inc.                      2.8%
   Multiline Retail, U.S.

   Washington Post Co.              2.2%
   Media, U.S.

   Telephone & Data
   Systems Inc.                     2.2%
   Diversified
   Telecommunication
   Services, U.S.

   May Department
   Stores Co.                       2.1%
   Multiline Retail, U.S.

   AT&T Corp.-Liberty
   Media Group, A                   1.9%
   Media, U.S.

   Scripps Co.                      1.9%
   Media, U.S.

   Berkshire Hathaway Inc.,         1.6%
   A & B
   Insurance, U.S.

   Bear Stearns Cos. Inc.
   Diversified Financials,          1.5%
   U.S.

   International Paper Co.          1.5%
   Paper & Forest Products,
   U.S.

   AT&T Corp.                       1.4%
   Diversified
   Telecommunication
   Services, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

style of buying stocks trading at large discounts to the underlying value of the company's assets prevented us from being drawn blindly into the technology mania. As a result, our portfolio did not suffer from that sector's severe decline during the year. Instead, we focused our efforts on buying high-quality, undervalued stocks we believed had been misunderstood, unduly ignored by investors, or over-penalized by the market's recessionary fears.

Burlington Resources is an example of how we were able convert a contrarian viewpoint into a profitable investment. When the natural gas market was depressed in late 1999, we believed that energy prices and select producers' stock prices reflected a worst-case scenario. We were able to establish a position in natural gas producer Burlington Resources around $30 when the stock was trading at 11 times earnings and at more than a 30% discount to its net asset value. One year later, natural gas prices have tripled, reflecting a supply and demand imbalance primarily caused by strong economic growth and extreme weather patterns colliding with historically low natural gas inventories. The stock nearly doubled from its lows of the year and was one of the top contributors to the Fund's performance.

One of the distinctive aspects of Mutual Shares Securities Fund's history has always been our willingness to become involved in complicated corporate restructurings (on both the debt and equity sides) when we believe the company is trading at a significant discount to its intrinsic value. One example on the equity side was Thermo Electron which, by appreciating 75%, was one of the largest contributors to the Fund's performance this year. As recently as two years ago, Thermo Electron's capital structure was unwieldy and highly inefficient, consisting of 22 publicly traded companies and 20 independent, wholly owned subsidiaries spread across a range of disparate industries. With the apparent goal of streamlining the corporate portfolio and unlocking shareholder value, a new management team led by Richard Syron initiated a company restructuring in mid-1999. Over the past 18 months, the company has been buying back its public subsidiaries, focusing management attention on higher growth businesses and improving its balance sheet by divesting or spinning off non-core operations. Recent stock price appreciation has been the byproduct of Thermo Electron's strong operating results and increasingly transparent capital structure and asset values.

MS-2
PAGE

We believe some of the most compelling values today can be found in the telecommunications and media industries, areas that experienced significant selling pressure over the past 12 months. Liberty Media and Telephone & Data Systems (TDS) are examples of stocks whose share prices declined in 2000; however, given our confidence in their underlying businesses, we sought opportunities to increase our positions at lower prices. Liberty Media, operated under the stewardship of brilliant dealmaker John Malone, is a diversified media and telecommunications conglomerate with private and publicly-traded holdings in well-known assets such as Discovery Communications, Starz/Encore, QVC, Sprint PCS, News Corporation and Time Warner. TDS is a wireless and wireline phone company, which owns 14% of VoiceStream Wireless, currently in the process of being acquired at a premium for cash and stock by Deutsche Telecom. The consideration being offered for VoiceStream alone comprises almost the entire TDS equity value. In addition to media and telecommunications, we have also added to our positions in beaten-down retailers, including Federated Department Stores and May Department Stores.

During the reporting period, we reduced the portfolio's foreign weighting of equity and debt securities by more than 5 percentage points, ending the period at 13.3% of total net assets. For example, we sold our entire position in French pharmaceutical company Aventis and a substantial portion of our holding in Swedish conglomerate Investor. In both cases, these stocks appreciated significantly, and we felt they were no longer cheap enough to justify retaining the full position.

Throughout the year, we continued to seek out undervalued opportunities in the risk arbitrage and bankruptcy areas. On the bankruptcy side, several factors contributed to the significant increase in the supply of distressed debt we were seeing. First, as telecommunications and satellite stock valuations collapsed, the high yield markets closed to start-up ventures needing additional financing. Second, the rising claims and settlement values reached in asbestos litigation contributed to a rash of bankruptcy filings among industrial companies. Third, many industries, such as cinemas, that had over-borrowed to expand started to buckle with deteriorating economic fundamentals. Finally, we saw a greater number of large-capitalization distressed situations (e.g., Xerox).

Top 10 Industries
Mutual Shares Securities Fund
Based on Equity Securities
12/31/00
                                 % of Total
                                 Net Assets
-------------------------------------------
   Media                          12.4%

   Insurance                       7.3%

   Diversified Financials          7.1%

   Diversified
   Telecommunication
   Services                        5.9%

   Multiline Retail                5.9%

   Paper & Forest Products         4.3%

   Banks                           3.1%

   Auto Components                 3.1%

   Road & Rail                     2.9%

   Chemicals                       2.8%

                                                                           MS-3
PAGE

Looking forward, we will continue to search for undervalued domestic and foreign investments that can provide our shareholders with excellent, long-term, low-risk returns. With our rigorous, fundamental research and our three-pronged approach to value combining bargain stocks, bankruptcies and deal investing, we believe Mutual Shares Securities Fund is well-positioned to capitalize on today's volatile marketplace. In particular, we believe the increased supply of high yield and distressed debt should provide us with significant opportunities to selectively find outstanding investments going forward.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

MS-4
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Shares Securities Fund - Class 2*
Periods ended 12/31/00
                                                                              Since     Since Class 2
                                                                          Inception      Inception
                                                 1-Year        3-Year     (11/8/96)       (1/6/99)
                                           ----------------------------------------------------------
 Average Annual Total Return                  +13.25%         +8.79%      +11.48%         +11.67%
 Cumulative Total Return                      +13.25%        +28.74%      +56.88%         +24.47%
 Value of $10,000 Investment                  $11,325        $12,874      $15,688         $12,447

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/00)

The graph compares the performance of Mutual Shares Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Lipper VIP Growth & Income Funds Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Mutual Shares Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500** and the Lipper VIP Growth & Income Funds Average** from 11/8/96-12/31/00.

                    Mutual Shares Securities             S&P 500                    Lipper VIP
                             Fund - Class II                                          Growth &
                                                                                  Income Funds
                                                                                       Average
                -------------------------------------------------------------------------------
     11/08/1996           $10,000                        $10,000                       $10,000
     11/30/1996           $10,110      5.54%             $10,554      4.74%            $10,474
     12/31/1996           $10,350     -1.98%             $10,345     -0.94%            $10,375
     01/31/1997           $10,620      6.25%             $10,992      4.43%            $10,835
     02/28/1997           $10,730      0.78%             $11,078      0.68%            $10,909
     03/31/1997           $10,420     -4.11%             $10,622     -3.50%            $10,527
     04/30/1997           $10,510      5.97%             $11,257      3.69%            $10,915
     05/31/1997           $10,890      6.09%             $11,942      6.11%            $11,582
     06/30/1997           $11,145      4.48%             $12,477      3.83%            $12,026
     07/31/1997           $11,685      7.96%             $13,470      7.21%            $12,893
     08/31/1997           $11,625     -5.60%             $12,716     -3.24%            $12,475
     09/30/1997           $12,115      5.48%             $13,413      5.01%            $13,100
     10/31/1997           $11,805     -3.34%             $12,965     -3.43%            $12,651
     11/30/1997           $11,915      4.63%             $13,565      2.63%            $12,983
     12/31/1997           $12,185      1.72%             $13,798      1.66%            $13,199
     01/31/1998           $12,135      1.11%             $13,952      0.20%            $13,225
     02/28/1998           $12,786      7.21%             $14,958      6.85%            $14,131
     03/31/1998           $13,196      5.12%             $15,723      4.64%            $14,787
     04/30/1998           $13,316      1.01%             $15,882      0.75%            $14,898
     05/31/1998           $13,196     -1.72%             $15,609     -1.98%            $14,603
     06/30/1998           $13,114      4.06%             $16,243      1.57%            $14,832
     07/31/1998           $12,655     -1.07%             $16,069     -2.57%            $14,451
     08/31/1998           $10,840    -14.46%             $13,745    -14.32%            $12,382
     09/30/1998           $10,799      6.41%             $14,626      5.30%            $13,038
     10/31/1998           $11,513      8.13%             $15,816      7.43%            $14,007
     11/30/1998           $12,105      6.06%             $16,774      5.05%            $14,714
     12/31/1998           $12,196      5.76%             $17,740      4.40%            $15,361
     01/31/1999           $12,318      4.18%             $18,482      1.79%            $15,636
     02/28/1999           $12,196     -3.11%             $17,907     -3.00%            $15,167
     03/31/1999           $12,584      4.00%             $18,623      3.41%            $15,684
     04/30/1999           $13,543      3.87%             $19,344      6.24%            $16,663
     05/31/1999           $13,563     -2.36%             $18,887     -1.13%            $16,475
     06/30/1999           $13,951      5.55%             $19,936      4.23%            $17,172
     07/31/1999           $13,655     -3.12%             $19,314     -2.84%            $16,684
     08/31/1999           $13,143     -0.50%             $19,217     -1.94%            $16,360
     09/30/1999           $12,808     -2.74%             $18,691     -3.33%            $15,816
     10/31/1999           $13,373      6.33%             $19,874      4.09%            $16,462
     11/30/1999           $13,540      2.03%             $20,277      1.25%            $16,668
     12/31/1999           $13,854      5.89%             $21,471      3.99%            $17,333
     01/31/2000           $13,373     -5.02%             $20,394     -4.34%            $16,581
     02/29/2000           $12,840     -1.89%             $20,008     -2.37%            $16,188
     03/31/2000           $14,200      9.78%             $21,965      8.98%            $17,642
     04/30/2000           $14,046     -3.01%             $21,304     -1.66%            $17,349
     05/31/2000           $14,223     -2.05%             $20,867     -0.57%            $17,250
     06/30/2000           $13,991      2.46%             $21,380     -0.46%            $17,171
     07/31/2000           $14,278     -1.56%             $21,047     -0.43%            $17,097
     08/31/2000           $14,995      6.21%             $22,354      6.68%            $18,239
     09/30/2000           $14,896     -5.28%             $21,174     -2.96%            $17,699
     10/31/2000           $15,271     -0.42%             $21,085      1.28%            $17,925
     11/30/2000           $14,796     -7.88%             $19,423     -6.10%            $16,832
     12/31/2000           $15,688      0.49%             $19,518      4.08%            $17,519

**Source: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Mutual Shares Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           MS-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights

                                                                                           Class 1
                                                              ------------------------------------------------------------------
                                                                                    Year Ended December 31,
                                                              ------------------------------------------------------------------
                                                                  2000          1999         1998          1997         1996(c)
                                                              ------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................  $     13.23   $     11.96   $     12.18   $     10.35   $    10.00
                                                              ------------------------------------------------------------------
Income from investment operations:
 Net investment income (d) .................................          .30           .20           .28           .13          .02
 Net realized and unrealized gains (losses) ................         1.42          1.41          (.25)         1.71          .33
                                                              ------------------------------------------------------------------
Total from investment operations ...........................         1.72          1.61           .03          1.84          .35
                                                              ------------------------------------------------------------------
Less distributions from:
 Net investment income .....................................         (.38)         (.34)         (.13)         (.01)          --
 Net realized gains ........................................         (.33)           --          (.12)           --           --
                                                              ------------------------------------------------------------------
Total distributions ........................................         (.71)         (.34)         (.25)         (.01)          --
                                                              ------------------------------------------------------------------
Net asset value, end of year ...............................  $     14.24   $     13.23   $     11.96   $     12.18   $    10.35
                                                              ==================================================================
Total return (b) ...........................................        13.62%        13.40%          .09%        17.73%        3.50%
Ratios/supplemental data
Net assets, end of year (000's) ............................  $   407,063   $   448,278   $   482,444   $   387,787   $   27,677
Ratios to average net assets:
 Expenses (e) ..............................................          .80%          .79%          .79%          .80%        1.00%(a)
 Net investment income .....................................         2.23%         1.59%         2.60%         2.10%        2.56%(a)
Portfolio turnover rate ....................................        66.67%        80.02%        70.19%        49.01%        1.31%


(e) Excluding dividend expense on securities sold short,
the ratios of expenses to average net asets would have been:
Expenses ...................................................         0.77%         0.77%         0.77%         0.80%        1.00%(a)

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period November 8, 1996 (effective date) to December 31, 1996.
(d) Based on average shares outstanding effective year ended December 31, 1999.

MS-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

                                                                            Class 2
                                                                 ----------------------------
                                                                    Year Ended December 31,
                                                                 ----------------------------
                                                                   2000              1999(c)
                                                                 ----------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................    $    13.25         $   12.36
                                                                 ----------------------------
Income from investment operations:
 Net investment income (d) ..................................           .26               .16
 Net realized and unrealized gains ..........................          1.41              1.07
                                                                 ----------------------------
Total from investment operations ............................          1.67              1.23
                                                                 ----------------------------
Less distributions from:
 Net investment income ......................................          (.37)             (.34)
 Net realized gains .........................................          (.33)               --
                                                                 ----------------------------
Total distributions .........................................          (.70)             (.34)
                                                                 ----------------------------
Net asset value, end of year ................................    $    14.22         $   13.25
                                                                 ============================
Total return (b) ............................................         13.25%             9.91%
Ratios/supplemental data
Net assets, end of year (000's) .............................    $   37,087         $   5,716
Ratios to average net assets:
 Expenses ...................................................          1.05%             1.04%(a)
 Net investment income ......................................          1.96%             1.26%(a)
Portfolio turnover rate .....................................         66.67%            80.02%
(e) Excluding dividend expense on securities sold short,
the ratios of expenses to average net assets would have been:
Expenses ....................................................          1.02%             1.04%(a)

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Based on average shares outstanding.

                       See notes to financial statements.

                                                                            MS-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2000

                                                             COUNTRY          SHARES/RIGHTS        VALUE
-------------------------------------------------------------------------------------------------------------
     Common Stocks and Rights 75.4%
     Aerospace & Defense 1.6%
     B.F. Goodrich Co. ................................     United States        121,132        $  4,406,177
(a)  European Aeronautic Defense & Space Co. ..........      Netherlands          48,466           1,076,587
     Honeywell International Inc. .....................     United States         35,500           1,679,594
(a)  Litton Industries Inc. ...........................     United States          1,150              90,491
                                                                                                ------------
                                                                                                   7,252,849
                                                                                                ------------
     Auto Components 3.1%
     Borg Warner Inc. .................................     United States         31,655           1,266,200
     Delphi Automotive Systems Corp. ..................     United States        549,460           6,181,425
(a)  Lear Corp. .......................................     United States        124,091           3,079,008
     TRW Inc. .........................................     United States         82,306           3,189,358
                                                                                                ------------
                                                                                                  13,715,991
                                                                                                ------------
     Banks 3.1%
     Bank of Ireland ..................................    Irish Republic        237,150           2,348,946
     Banknorth Group Inc. .............................     United States        145,555           2,902,003
     Greenpoint Financial Corp. .......................     United States         84,994           3,479,442
     Sovereign Bancorp Inc. ...........................     United States        277,300           2,253,063
     U.S. Bancorp. ....................................     United States         95,624           2,791,026
                                                                                                ------------
                                                                                                  13,774,480
                                                                                                ------------
     Beverages 1.2%
     Brown-Forman Corp., A ............................     United States            600              40,050
     Brown-Forman Corp., B ............................     United States         48,100           3,198,650
     Pepsi Bottling Group Inc. ........................     United States         55,800           2,228,513
                                                                                                ------------
                                                                                                   5,467,213
                                                                                                ------------
(a)  Building Products .6%
     American Standard Cos. Inc. ......................     United States         56,450           2,783,691
                                                                                                ------------
     Chemicals 2.7%
(a)  Cytec Industries Inc. ............................     United States         67,800           2,707,762
     Imperial Chemical Industries PLC .................    United Kingdom        160,400           1,323,828
     Sensient Technologies Corp. ......................     United States         60,300           1,371,825
(a)  Syngenta AG ......................................      Switzerland          74,395           3,994,054
     Union Carbide Corp. ..............................     United States         51,350           2,763,272
                                                                                                ------------
                                                                                                  12,160,741
                                                                                                ------------
     Commercial Services & Supplies 2.0%
(a)  Cendant Corp. ....................................     United States        211,700           2,037,612
(a)  Chubb PLC ........................................    United Kingdom        274,860             640,517
     Galileo International Inc. .......................     United States         35,730             714,600
(a)  Kidde PLC ........................................    United Kingdom        332,960             353,139
(a)  Republic Services Inc. ...........................     United States        311,500           5,353,906
                                                                                                ------------
                                                                                                   9,099,774
                                                                                                ------------
     Computers & Peripherals .6%
(a)  Apple Computer Inc. ..............................     United States         99,300           1,477,088
     Compaq Computer Corp. ............................     United States         71,900           1,082,095
                                                                                                ------------
                                                                                                   2,559,183
                                                                                                ------------
     Construction Materials .9%
     Martin Marietta Materials Inc. ...................     United States         92,100           3,895,830
                                                                                                ------------

MS-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                 COUNTRY        SHARES/RIGHTS        VALUE
-------------------------------------------------------------------------------------------------------------
     Common Stocks and Rights (cont.)
     Containers & Packaging .3%
     Kinnevik AB, B ....................................        Sweden             10,100        $   193,747
(a)  Pactiv Corp. ......................................     United States         96,425          1,193,259
                                                                                                 -----------
                                                                                                   1,387,006
                                                                                                 -----------
     Diversified Financials 7.1%
     Bear Stearns Cos. Inc. ............................     United States        130,251          6,602,098
     CIT Group Inc., A .................................     United States        235,470          4,738,834
     Heller Financial Inc. .............................     United States          4,900            150,369
     Household International Inc. ......................     United States        101,765          5,597,075
     Investor AB, A ....................................        Sweden            291,510          4,387,093
     JP Morgan Chase & Co. .............................     United States         85,700          3,893,994
     Lehman Brothers Holdings Inc. .....................     United States         55,600          3,759,950
(a)  MFN Financial Corp. ...............................     United States         39,778            179,001
     Moody's Corp. .....................................     United States         79,200          2,034,450
                                                                                                 -----------
                                                                                                  31,342,864
                                                                                                 -----------
     Diversified Telecommunication Services 5.9%
     Alltel Corp. ......................................     United States         31,225          1,949,611
     AT&T Corp. ........................................     United States        367,538          6,363,002
     BellSouth Corp. ...................................     United States        128,100          5,244,094
     Centurytel Inc. ...................................     United States         47,700          1,705,275
     Sprint Corp. (FON Group) ..........................     United States         71,700          1,456,406
     Telephone & Data Systems Inc. .....................     United States        107,110          9,639,900
                                                                                                 -----------
                                                                                                  26,358,288
                                                                                                 -----------
     Electric Utilities .7%
     E.On AG ...........................................        Germany            26,700          1,624,365
     Endesa SA .........................................         Spain             68,500          1,167,252
     Endesa SA, ADR ....................................         Spain              5,000             83,437
                                                                                                 -----------
                                                                                                   2,875,054
                                                                                                 -----------
     Electrical Equipment .9%
     Rockwell International Corp. ......................     United States         48,300          2,300,288
(a)  Thermo Electron Corp. .............................     United States         49,900          1,484,525
                                                                                                 -----------
                                                                                                   3,784,813
                                                                                                 -----------
     Food & Drug Retailing .8%
     Albertson's Inc. ..................................     United States        117,600          3,116,400
(a)  Brunos Inc., cvt. .................................     United States          5,044            479,180
                                                                                                 -----------
                                                                                                   3,595,580
                                                                                                 -----------
     Food Products .6%
     Van Melle NV ......................................      Netherlands          92,696          2,763,135
                                                                                                 -----------
     Health Care Providers & Services .4%
(a)  Health Net Inc., A ................................     United States         50,765          1,329,408
     Tenet Healthcare Corp. ............................     United States          8,585            381,496
                                                                                                 -----------
                                                                                                   1,710,904
                                                                                                 -----------
     Hotels Restaurants & Leisure 2.5%
(a)  Fine Host Corp. ...................................     United States        139,062          1,376,714
(a)  P & O Princess Cruises PLC ........................    United Kingdom        457,240          1,929,556
(a)  Park Place Entertainment Corp. ....................     United States        263,300          3,143,144
     Starwood Hotels & Resorts Worldwide Inc. ..........     United States        131,315          4,628,854
                                                                                                 -----------
                                                                                                  11,078,268
                                                                                                 -----------

                                                                           MS-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                   COUNTRY        SHARES/RIGHTS        VALUE
----------------------------------------------------------------------------------------------------------------
     Common Stocks and Rights (cont.)
     Household Products .2%
     Clorox Co. ..........................................     United States         20,200        $   717,100
                                                                                                   -----------
     Insurance 7.3%
(a)  Alleghany Corp. .....................................     United States         17,677          3,632,623
     Allmerica Financial Corp. ...........................     United States         46,300          3,356,750
(a)  Berkshire-Hathaway Inc., A ..........................     United States             57          4,047,000
(a)  Berkshire Hathaway Inc., B ..........................     United States          1,282          3,017,828
     MBIA Inc. ...........................................     United States         80,100          5,937,412
     Old Republic International Corp. ....................     United States        169,500          5,424,000
     PMI Group Inc. ......................................     United States         30,950          2,094,928
     White Mountain Insurance Group Inc. .................     United States         15,600          4,976,400
                                                                                                   -----------
                                                                                                    32,486,941
                                                                                                   -----------
(a)  Internet Software & Services
     DecisionOne Corp. ...................................     United States         26,349            131,745
                                                                                                   -----------
(a)  Machinery
(+)  Consorcio G Grupo Dina SA de CV, L, ADR .............        Mexico             75,850             14,222
     Hexcel Corp. ........................................     United States         11,900            106,356
                                                                                                   -----------
                                                                                                       120,578
                                                                                                   -----------
     Marine .5%
     Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom        450,640          2,132,265
                                                                                                   -----------
     Media 12.4%
(a)  AT&T Corp. - Liberty Media Group, A .................     United States        623,561          8,457,046
(a)  Clear Channel Communications Inc. ...................     United States         55,500          2,688,281
(a)  Comcast Corp., A ....................................     United States         23,400            976,950
     Dow Jones & Co. Inc. ................................     United States         12,600            713,475
(a)  Fox Entertainment Group Inc., A .....................     United States        103,300          1,846,487
     Gannett Co. Inc. ....................................     United States         21,600          1,362,150
(a)  General Motors Corp., H .............................     United States        107,948          2,482,804
     Harcourt General Inc. ...............................     United States         27,200          1,555,840
     Knight-Ridder Inc. ..................................     United States         41,520          2,361,450
     Lagardere SCA .......................................        France            102,572          5,951,339
     Meredith Corp. ......................................     United States         86,859          2,795,774
     NV Holdingsmig de Telegraaf .........................      Netherlands           1,468             29,770
     Scripps Co., A ......................................     United States        134,185          8,436,882
     Tribune Co. .........................................     United States         40,500          1,711,125
(a)  USA Networks Inc. ...................................     United States        125,400          2,437,463
(a)  Vivendi Universal SA ................................        France             19,495          1,283,035
     Washington Post Co., B ..............................     United States         15,890          9,802,144
                                                                                                   -----------
                                                                                                    54,892,015
                                                                                                   -----------
(a)  Metals & Mining
     Philip Services Corp. ...............................        Canada             24,406             74,743
                                                                                                   -----------
     Multiline Retail 5.9%
(a)  Federated Department Stores Inc. ....................     United States        352,354         12,332,390
     May Department Stores Co. ...........................     United States        281,500          9,219,125
     Sears, Roebuck & Co. ................................     United States        128,200          4,454,950
                                                                                                   -----------
                                                                                                    26,006,465
                                                                                                   -----------
     Multi-Utilities .6%
     Suez Lyonnaise des Eaux SA ..........................        France             15,374          2,807,397
                                                                                                   -----------

MS-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                  COUNTRY        SHARES/RIGHTS        VALUE
--------------------------------------------------------------------------------------------------------------
      Common Stocks and Rights (cont.)
      Oil & Gas 1.2%
  (a) Abraxas Petroleum Corp. ............................     United States         24,741        $   108,242
  (a) Abraxas Petroleum Corp., rts., 11/01/04 ............     United States         24,741              3,093
      Burlington Resources Inc. ..........................     United States         55,900          2,822,950
      Conoco Inc., A .....................................     United States         85,500          2,447,437
                                                                                                   -----------
                                                                                                     5,381,722
                                                                                                   -----------
      Paper & Forest Products 4.3%
      Abitibi-Consolidated Inc. ..........................        Canada            213,373          1,960,418
      Boise Cascade Corp. ................................     United States        129,600          4,357,800
      International Paper Co. ............................     United States        160,000          6,530,000
      Mead Corp. .........................................     United States        101,300          3,178,288
      Rayonier Inc. ......................................     United States         79,150          3,151,159
                                                                                                   -----------
                                                                                                    19,177,665
                                                                                                   -----------
      Pharmaceuticals .1%
      Taisho Pharmaceutical Co. Ltd. .....................         Japan             20,900            565,508
                                                                                                   -----------
      Real Estate .9%
  (a) Alexander's Inc. ...................................     United States          8,000            541,500
      Cheung Kong Holdings Ltd. ..........................       Hong Kong          108,500          1,387,566
(a,c) Security Capital European Realty ...................      Luxembourg           27,030            393,692
      St. Joe Co. ........................................     United States         50,700          1,115,400
      Ventas Inc. ........................................     United States         83,500            469,688
                                                                                                   -----------
                                                                                                     3,907,846
                                                                                                   -----------
      Road & Rail 2.9%
      Burlington Northern Santa Fe Corp. .................     United States        147,800          4,184,587
      Florida East Coast Industries Inc., A ..............     United States        110,600          3,967,775
      Florida East Coast Industries Inc., B ..............     United States         20,913            714,963
      Railtrack Group PLC ................................    United Kingdom        299,995          3,968,235
                                                                                                   -----------
                                                                                                    12,835,560
                                                                                                   -----------
      Specialty Retail 1.7%
  (a) Payless Shoesource Inc. ............................     United States         38,015          2,689,561
      Sherwin-Williams Co. ...............................     United States        144,100          3,791,631
      TJX Companies Inc. .................................     United States         42,000          1,165,500
                                                                                                   -----------
                                                                                                     7,646,692
                                                                                                   -----------
      Textiles & Apparel .3%
      Compagnie Financiere Richemont AG, A, Br. ..........      Switzerland             547          1,463,280
                                                                                                   -----------
      Tobacco 1.9%
  (a) Altadis SA .........................................         Spain            166,800          2,583,910
      Gallaher Group PLC .................................    United Kingdom        410,150          2,628,420
      Gallaher Group PLC, ADR ............................    United Kingdom         18,200            448,175
      UST Inc. ...........................................     United States         99,400          2,789,413
                                                                                                   -----------
                                                                                                     8,449,918
                                                                                                   -----------

                                                                           MS-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                      COUNTRY        SHARES/RIGHTS        VALUE
--------------------------------------------------------------------------------------------------------------------
    Common Stocks and Rights (cont.)
(a) Wireless Telecommunication Services .2%
    Arch Wireless Inc. .........................................    United States        92,256         $     57,660
    VoiceStream Wireless Corp. .................................    United States         6,000              603,750
                                                                                                        ------------
                                                                                                             661,410
                                                                                                        ------------
    Total Common Stocks and Rights (Cost $274,365,588)..........                                         335,064,514
                                                                                                        ------------
    Preferred Stocks .1%
    Finova Finance Trust, 5.50%, cvt. pfd. .....................    United States         4,340               39,060
(a) Henkel KGAA, pfd. ..........................................       Germany            6,900              446,988
                                                                                                        ------------
    Total Preferred Stocks (Cost $446,947)......................                                             486,048
                                                                                                        ------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT*
                                                                             ------------------
Corporate Bonds and Notes 3.1%
Abraxas Petroleum Corp., 11.50%, 11/01/04 .............     United States      $      255,500      $  218,452
Arch Paging, Tranche B-1, Term Loan, 6/30/06 ..........     United States           2,362,192       1,653,534
DecisionOne Corp., Term Loan ..........................     United States             995,503         826,268
Eurotunnel Finance Ltd.:
 Equity Note, 12/31/03 ................................    United Kingdom             286,406 GBP     166,856
 Participating Loan Note, 4/30/40 .....................    United Kingdom              58,000 GBP      35,523
Eurotunnel PLC:
 12/31/18, Tier 2 .....................................    United Kingdom           1,051,800 GBP   1,131,255
 12/31/25, Tier 3 .....................................    United Kingdom             791,758 GBP     662,331
 12/31/50, Resettable Advance R5 ......................    United Kingdom             342,767 GBP     158,729
 Stabilization Advance S8, Tier 1 .....................    United Kingdom             220,793 GBP      82,456
 Stabilization Advance S8, Tier 2 .....................    United Kingdom             193,316 GBP      54,868
Eurotunnel SA:
 12/31/18, Tier 2 (Libor) .............................        France                 441,192 EUR     294,092
 12/31/18, Tier 2 (Pibor) .............................        France                 133,474 EUR      88,972
 12/31/25, Tier 3 (Libor) .............................        France                 581,383 EUR     294,750
 12/31/25, Tier 3 (Pibor) .............................        France                 242,272 EUR     122,827
 12/31/50, Resettable Advance R4 ......................        France                 297,824 EUR      86,680
 Stabilization Advance S6, Tier 1 (Pibor) .............        France                 109,282 EUR      25,650
 Stabilization Advance S6, Tier 2 .....................        France                 164,033 EUR      29,260
 Stabilization Advance S7, Tier 1 (Pibor) .............        France                  74,647 EUR      17,521
Finova Capital Corp.:
 9.125%, 2/27/02 ......................................     United States              50,000          32,250
 6.12%, 5/28/02 .......................................     United States              65,000          41,925
 6.50%, 7/28/02 .......................................     United States              20,000          12,900
 6.39%, 10/08/02 ......................................     United States             110,000          70,950
 6.25%, 11/01/02 ......................................     United States             205,000         132,225
 6.54%, 11/15/02 ......................................     United States              35,000          21,445
 5.99%, 1/10/03 .......................................     United States              55,000          34,375
 6.11%, 2/18/03 .......................................     United States             928,000         580,000
 6.798%, 6/18/03 ......................................     United States             155,000          96,875
 7.30%, 9/22/03 .......................................     United States              25,000          15,625
 6.33%, 11/24/03 ......................................     United States              90,000          56,250
 6.00%, 1/07/04 .......................................     United States             155,000          94,550
 6.125%, 3/15/04 ......................................     United States             310,000         189,100
 7.125%, 5/17/04 ......................................     United States             315,000         192,150
 7.429%, 10/14/04 .....................................     United States              85,000          51,850
 7.25%, 11/08/04 ......................................     United States             945,000         576,450
 6.375%, 5/15/05 ......................................     United States             180,000         106,200

MS-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                             PRINCIPAL
                                                                            COUNTRY           AMOUNT*            VALUE
--------------------------------------------------------------------------------------------------------------------------
      Corporate Bonds and Notes (cont.)
       7.40%, 5/06/06 ................................................   United States   $        115,000    $     67,445
       7.40%, 6/01/07 ................................................   United States             25,000          14,375
       7.625%, 9/21/09 ...............................................   United States            173,000          99,475
       Revolver 1 ....................................................   United States            331,500         217,547
       Revolver 2 ....................................................   United States            276,000         173,190
      Fremont General Corp., Series B, 7.875%, 3/17/09 ...............   United States            105,000          50,137
      Golden Books Publishing Inc., 10.75%, 12/31/04 .................   United States            142,904          27,152
      Greyhound Financial Corp.:
       7.25%, 4/01/04 ................................................   United States             45,000          31,050
       Series B, 7.82%, 1/27/03 ......................................   United States             70,000          43,750
      HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 ...................  United Kingdom          1,235,000         370,500
      La Quinta Inns Inc.:
       7.25%, 3/15/04 ................................................   United States             89,000          71,200
       7.33%, 4/1/08 .................................................   United States            205,000         146,575
      Meditrust Corp.:
       7.114%, 8/15/04 ...............................................   United States            720,000         518,400
       7.62%, 9/13/05 ................................................   United States             25,000          17,695
       7.00%, 8/15/07 ................................................   United States            170,000         123,250
       7.82%, 9/10/26 ................................................   United States            665,000         551,950
      MFN Financial Corp.:
       Series A, 10.00%, 3/23/01 .....................................   United States            254,027         249,582
       Series B, FRN, 10.9588%, 3/23/01 ..............................   United States            239,024         234,841
      PG & E Corp., 7.05%, 3/01/24 ...................................   United States            145,000         112,182
      Philip Services Corp.:
       PIK, 10.00%, 5/01/05 ..........................................      Canada                111,689          89,351
       Senior Term Debt, 9.00%, 5/01/05 ..............................      Canada                210,643         189,578
       PIK, 6.00%, 4/15/10 ...........................................      Canada                    779             623
      Southern California Edison Co., 7.125%, 7/15/25 ................   United States             55,000          43,175
      Southwest Royalties Inc., Series B, 10.50%, 10/15/04 ...........   United States            870,000         741,675
      Ventas Inc.:
       Tranche A, Term Loan, 12/31/02 ................................   United States            108,935         103,924
       Tranche B, Term Loan, 12/31/05 ................................   United States            548,862         504,953
       Tranche C, Term Loan, 12/31/07 ................................   United States            163,970         150,852
      Vlasic Foods International Inc., 10.25%, 7/01/09 ...............   United States            487,000          85,225
      Xerox Credit Corp., 0.80%, 12/16/02 ............................   United States        100,000,000 JPY     525,394
                                                                                                             ------------
      Total Corporate Bonds and Notes (Cost $14,947,166)..............                                         13,810,190
                                                                                                             ------------
(a,b) Bonds and Notes In Reorganization 3.1%
      Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ............   United States             45,000          11,250
      Altos Hornos de Mexico SA:
       5.50%, 12/15/01 ...............................................      Mexico                 20,000           6,300
       Series A, 11.375%, 4/30/02 ....................................      Mexico                391,000         129,030
       Series B, 11.875%, 4/30/04 ....................................      Mexico                460,000         151,800
       Tranche A, Term Loan ..........................................      Mexico                117,181          38,670
  (+) Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ..........      Mexico              5,657,000         282,850
      Crown Leasing, Bank Claim ......................................       Japan             77,969,709 JPY      47,792
      Dow Corning Corp.: .............................................
       9.375%, 2/01/08 ...............................................   United States            550,000         717,750
       Bank Debt #1 ..................................................   United States            100,000         143,000
      Genesis Health Ventures Inc.: ..................................
       Term Loan A ...................................................   United States             55,698          34,533
       Term Loan B ...................................................   United States            109,943          68,164
       Term Loan C ...................................................   United States            109,925          68,154

                                                                           MS-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                  PRINCIPAL
                                                                                 COUNTRY           AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------
(a,b) Bonds and Notes In Reorganization (cont.)
      Harnischfeger Industries Inc.:
       8.90%, 3/01/22 ......................................................  United States   $    485,000      $    121,250
       8.70%, 6/15/22 ......................................................  United States        465,000           116,250
       7.25%, 12/15/25 .....................................................  United States        835,000           208,750
       6.875%, 2/15/27 .....................................................  United States        638,000           159,500
       Revolver ............................................................  United States        179,025            44,756
      Integrated Health Services Inc.:
       Revolver ............................................................  United States        478,344           163,833
       Term Loan Tranche B .................................................  United States        611,305           209,372
       Term Loan Tranche C .................................................  United States        600,219           205,575
      Laidlaw Inc.:
       7.70%, 8/15/02 ......................................................      Canada           689,000           196,365
       7.05%, 5/15/03 ......................................................      Canada            85,000            24,225
       7.875%, 4/15/05 .....................................................      Canada           325,000            92,625
       6.50%, 5/01/05 ......................................................      Canada            70,000            18,375
       7.65%, 5/15/06 ......................................................      Canada           145,000            41,325
       6.70%, 5/01/08 ......................................................      Canada           215,000            56,437
       8.75%, 4/15/25 ......................................................      Canada           361,000           102,885
       6.72%, 10/01/27 .....................................................      Canada           535,000           140,437
       Revolver ............................................................      Canada           481,875           269,850
      Loewen Group Inc.:
       144A, 6.70%, 10/01/99 ...............................................      Canada         1,120,000           392,000
       Revolver ............................................................      Canada           317,791           143,006
       Series 5, 6.10%, 10/01/02 ...........................................      Canada           751,000 CAD       215,000
       Term Loan ...........................................................      Canada           108,500            48,825
      Loewen Group International Inc.:
       Series 3, 7.50%, 4/15/01 ............................................      Canada           350,000           161,000
       Series 3, 7.75%, 10/15/01 ...........................................      Canada           245,000           105,350
       Series 2, 8.25%, 4/15/03 ............................................      Canada           270,000           124,200
       Series 6, 7.20%, 6/01/03 ............................................      Canada         1,765,000           617,750
       Series 4, 8.25%, 10/15/03 ...........................................      Canada           430,000           184,900
       Series 7, 7.60%, 6/01/08 ............................................      Canada         1,335,000           467,250
      Multicare Companies Inc.:
       Revolver ............................................................  United States         55,688            33,970
       Term Loan A .........................................................  United States         66,689            40,680
       Term Loan B .........................................................  United States        104,440            63,708
       Term Loan C .........................................................  United States         34,631            21,125
      Nippon Credit Bank Ltd., Bank Claim ..................................      Japan         40,328,966 JPY        56,503
      Nippon Total Finance, Bank Claim .....................................      Japan         43,525,019 JPY        22,868
      Optel Inc.:
       13.00%, 2/15/05 .....................................................  United States        720,000           378,000
       11.50%, 7/01/08 .....................................................  United States         25,000            13,125
      Peregrine Investments Holdings Ltd., zero cpn., 1/22/98 ..............    Hong Kong        5,000,000 JPY         5,692
      PIV Investment Finance (Cayman) Ltd., cvt., 4.50%, 12/01/00 ..........    Hong Kong       12,200,000         1,525,000
      Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ..............  United States         20,000             5,000
      Pratama Datakom Asia BV:
       144A, 12.75%, 7/15/05 ...............................................    Indonesia          665,000            66,500
       Reg S, 12.75%, 7/15/05 ..............................................    Indonesia          140,000            14,000
      Safety Kleen Corp.:
       9.25%, 5/15/09 ......................................................  United States         63,000               945
       Revolver ............................................................  United States         33,346            10,337
       Term Loan A .........................................................  United States        208,107            64,513
       Term Loan B .........................................................  United States        185,755            57,584
       Term Loan C .........................................................  United States        185,755            57,584
      Safety Kleen Services, 9.25%, 6/01/08 ................................  United States          5,000                75

MS-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                  PRINCIPAL
                                                                                 COUNTRY           AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------
(a,b) Bonds and Notes In Reorganization (cont.)
      Service Corp. International:
       6.30%, 3/15/03 ...................................................... United States   $    615,000   $    402,825
       7.375%, 4/15/04 ..................................................... United States        335,000        206,025
       6.00%, 12/15/05 ..................................................... United States        550,000        302,500
       7.20%, 6/01/06 ...................................................... United States         45,000         24,413
       6.875%, 10/01/07 .................................................... United States        245,000        131,075
       7.70%, 4/15/09 ...................................................... United States        849,000        454,215
      SFC New Holdings Inc., PIK, 13.25%, 8/15/03 .......................... United States      1,407,000        393,960
      United Companies Financial Corp., Revolver ........................... United States      2,450,427        159,278
      Vencor Inc.: .........................................................
       9.875%, 5/01/05 ..................................................... United States      1,635,000        392,400
       Revolver ............................................................ United States        302,992        278,753
       Term Loan A ......................................................... United States      1,369,467      1,259,910
       Term Loan B ......................................................... United States        865,496        796,256
       Tranche A, DIP Revolver, Term Loan, 1/31/01 ......................... United States        128,476        127,191
       Tranche B, DIP Revolver, Term Loan, 1/31/01 ......................... United States         62,500         61,875
                                                                                                            ------------
      Total Bonds and Notes In Reorganization (Cost $17,098,511)............                                  13,758,269
                                                                                                            ------------
      Short Term Investments 18.0%
 (e)  Fannie Mae, 5.89% to 6.46%, with maturities to 6/18/01 ............... United States     38,123,000     37,621,688
      Federal Home Loan Bank, 5.75% to 6.45%, with maturities to 6/27/01 ... United States     30,600,000     30,188,292
      Federal Home Loan Mortgage Corp., 5.70% to 6.40%,
        with maturities to 6/21/01 ......................................... United States     12,000,000     11,896,101
                                                                                                            ------------
      Total Short Term Investments (Cost $79,677,606).......................                                  79,706,081
                                                                                                            ------------
      Total Investments (Cost $386,535,818) 99.7%...........................                                 442,825,102
      Options Written ......................................................                                      (9,644)
      Securities Sold Short (1.2%) .........................................                                  (5,355,711)
      Equity in Forwards Contracts (.3%) ...................................                                  (1,484,651)
      Other Assets, less Liabilities 1.8% ..................................                                   8,174,907
                                                                                                            ------------
      Total Net Assets 100.0% ..............................................                                $444,150,003
                                                                                                            ============


 (a)Options Written
    ISSUER                                                                     COUNTRY        CONTRACTS        VALUE
    --------------------------------------------------------------------------------------------------------------------------
    Health Net Inc., January/22.5/Call ....................................  United States        19        $      7,125
    Tenet Healthcare Corp., January/45/Call ...............................  United States        13               2,519
                                                                                                            ------------
    Total Options Written (Premiums received $6,530).......................                                 $      9,644
                                                                                                            ============

 (a,d)Securities Sold Short
      ISSUER                                                                   COUNTRY         SHARES          VALUE
      ------------------------------------------------------------------------------------------------------------------------
      Deutsche Telekom AG .................................................     Germany         2,400       $     73,231
      Deutsche Telekom AG, ADR ............................................     Germany        15,900            465,075
      Dow Chemical Co. ....................................................  United States     82,601          3,025,262
      General Electric Co. ................................................  United States     37,385          1,792,143
                                                                                                            ------------
      Total Securities Sold Short (Proceeds $5,685,146)..........                                           $  5,355,711
                                                                                                            ============

                                                                          MS-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


Currency Abbreviations:
--------------------------------------------------------------------------------

CAD --Canadian Dollar
EUR --European Unit
GBP --British Pound
JPY --Japanese Yen


*The principal amount is stated in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at December 31, 2000, were $297,072.
(a)Non-income producing.
(b)See Note 7 regarding defaulted securities.
(c)See Note 8 regarding restricted securities.
(d)See Note 1(f) regarding securities sold short.
(e)See Note 1(f) regarding securities segregated with broker for securities sold short.



                       See notes to financial statements.

MS-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ..........................................................     $ 386,535,818
                                                                      =============
  Value .........................................................       442,825,102
 Cash ...........................................................         1,577,358
 Receivables:
  Investment securities sold ....................................         4,537,191
  Capital shares sold ...........................................           118,962
  Dividends and interest ........................................           813,799
 Unrealized gain on forward exchange contracts (Note 6) .........            46,346
 Deposits with broker for securities sold short .................         4,875,744
                                                                      -------------
   Total assets .................................................       454,794,502
                                                                      -------------
Liabilities:
 Payables:
  Investment securities purchased ...............................         2,641,213
  Capital shares redeemed .......................................           790,551
  Affiliates ....................................................           284,728
  Professional fees .............................................            10,379
  Reports to shareholders .......................................            17,719
 Options written, at value (premiums received $6,530)............             9,644
 Securities sold short, at value (proceeds $5,685,146)...........         5,355,711
 Unrealized loss on forward exchange contracts (Note 6) .........         1,530,997
 Other liabilities ..............................................             3,557
                                                                      -------------
   Total liabilities ............................................        10,644,499
                                                                      -------------
    Net assets, at value ........................................     $ 444,150,003
                                                                      =============
Net assets consist of:
 Undistributed net investment income ............................     $   8,250,384
 Net unrealized appreciation ....................................        55,130,954
 Accumulated net realized gain ..................................        32,595,625
 Capital shares .................................................       348,173,040
                                                                      -------------
    Net assets, at value ........................................     $ 444,150,003
                                                                      =============
Class 1:
 Net assets, at value ...........................................     $ 407,063,190
                                                                      =============
 Shares outstanding .............................................        28,591,162
                                                                      =============
 Net asset value and offering price per share ...................     $       14.24
                                                                      =============
Class 2:
 Net assets, at value ...........................................     $  37,086,813
                                                                      =============
 Shares outstanding .............................................         2,608,808
                                                                      =============
 Net asset value and offering price per share ...................     $       14.22
                                                                      =============

                       See notes to financial statements.

                                                                          MS-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment Income:
 (net of foreign taxes of $178,889):
 Dividends ...............................................................    $  5,783,617
 Interest ................................................................       7,081,996
                                                                              ------------
    Total investment income ..............................................      12,865,613
                                                                              ------------
Expenses:
 Management fees (Note 3) ................................................       2,544,563
 Administrative fees (Note 3) ............................................         602,528
 Distribution fees - Class 2 (Note 3) ....................................          49,102
 Custodian fees ..........................................................          23,300
 Reports to shareholders .................................................          38,700
 Professional fees (Note 3) ..............................................          56,900
 Trustees' fees and expenses .............................................           4,600
 Dividends for securities sold short .....................................         119,354
 Other ...................................................................           7,000
                                                                              ------------
   Total expenses ........................................................       3,446,047
                                                                              ------------
    Net investment income ................................................       9,419,566
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ............................................................      29,317,589
  Foreign currency transactions ..........................................       7,833,728
                                                                              ------------
   Net realized gain .....................................................      37,151,317
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................       9,404,249
  Translation of assets and liabilities denominated in foreign currencies       (2,664,168)
                                                                              ------------
   Net unrealized appreciation ...........................................       6,740,081
                                                                              ------------
Net realized and unrealized gain .........................................      43,891,398
                                                                              ------------
Net increase in net assets resulting from operations .....................    $ 53,310,964
                                                                              ============

                       See notes to financial statements.

MS-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                   2000               1999
                                                                                             ----------------   ----------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................    $   9,419,566      $   7,507,126
   Net realized gain from investments and foreign currency transactions ..................       37,151,317         19,103,586
   Net unrealized appreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................        6,740,081         31,554,044
                                                                                              -------------      -------------
     Net increase in net assets resulting from operations ................................       53,310,964         58,164,756
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................      (11,439,569)       (12,213,087)
   Class 2 ...............................................................................         (324,220)           (45,323)
  Net realized gains:
   Class 1 ...............................................................................       (9,903,995)                --
   Class 2 ...............................................................................         (284,007)                --
                                                                                              -------------      -------------
 Total distributions to shareholders .....................................................      (21,951,791)       (12,258,410)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      (69,864,071)       (79,961,449)
   Class 2 ...............................................................................       28,660,307          5,606,010
                                                                                              -------------      -------------
 Total capital share transactions ........................................................      (41,203,764)       (74,355,439)
    Net decrease in net assets ...........................................................       (9,844,591)       (28,449,093)
Net assets:
 Beginning of year .......................................................................      453,994,594        482,443,687
                                                                                              -------------      -------------
 End of year .............................................................................    $ 444,150,003      $ 453,994,594
                                                                                              =============      =============
Undistributed net investment income included in net assets:
 End of year .............................................................................    $   8,250,384      $   8,337,233
                                                                                              =============      =============

                       See notes to financial statements.

                                                                          MS-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL SHARES SECURITIES
FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Shares Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 85% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the portfolio invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies. The portfolio may also invest in foreign securities.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Synthetic Equity Swaps

The Fund may engage in Synthetic Equity Swaps. Synthetic Equity Swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund

MS-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL SHARES SECURITIES
FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Synthetic Equity Swaps (cont.)

records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

e. Options

In order to produce incremental income or protect against changes in the value of the underlying securities, the Fund may write put and covered call options.

Premiums received by the Fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date in which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          MS-21
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL SHARES SECURITIES
FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)


h. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                           Year Ended December 31,
                                                     --------------------------------------------------------------------
                                                                   2000                              1999(a)
                                                     --------------------------------------------------------------------
                                                          Shares           Amount           Shares            Amount
Class 1 Shares:                                      --------------------------------------------------------------------
Shares sold ........................................     2,033,736    $   26,833,517        5,163,014    $   66,279,367
Shares issued on merger (Note 9) ...................       295,300         3,756,224               --                --
Shares issued on reinvestment of distributions .....     1,683,246        21,343,564          914,838        12,213,087
Shares redeemed ....................................    (9,316,064)     (121,797,376)     (12,518,155)     (158,453,903)
                                                        ----------    --------------      -----------    --------------
Net decrease .......................................    (5,303,782)   $  (69,864,071)      (6,440,303)   $  (79,961,449)
                                                        ==========    ==============      ===========    ==============
Class 2 Shares:
Shares sold ........................................     2,444,338    $   32,563,297          436,840    $    5,671,654
Shares issued on merger (Note 9) ...................       251,168         3,197,391               --                --
Shares issued on reinvestment of distributions .....        47,967           608,227            3,403            45,323
Shares redeemed ....................................      (566,057)       (7,708,608)          (8,851)         (110,967)
                                                        ----------    --------------      -----------    --------------
Net increase .......................................     2,177,416    $   28,660,307          431,392    $    5,606,010
                                                        ==========    ==============      ===========    ==============

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                        Affiliation
       ------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                Administrative manager
       Franklin Mutual Advisers, LLC (Franklin Mutual)               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)  Transfer agent

MS-22
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL SHARES SECURITIES
FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.


The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
-------------------------------------------------------------------------
    .15%              First $200 million
   .135%              Over $200 million, up to and including $700 million
    .10%              Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $2,251 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, foreign currency transactions, wash sales, and merger related expenses.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $388,753,161 was as follows:

  Unrealized appreciation .............  $  75,571,479
  Unrealized depreciation .............    (21,499,538)
                                         -------------
  Net unrealized appreciation .........  $  54,071,941
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $245,682,466 and $307,933,073, respectively.

Transactions in call options written during the year ended December 31, 2000 were as follows:

                                                            Number of      Premiums
                                                            Contracts      Received
                                                           --------------------------
      Options outstanding at December 31, 1999 .........         --       $       --
      Options written ..................................        564          202,517
      Options expired ..................................        (64)         (33,082)
      Options closed ...................................       (468)        (162,905)
                                                               ---------------------
      Options outstanding at December 31, 2000 .........         32       $    6,530
                                                               =====================


                                                                          MS-23
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL SHARES SECURITIES
FUND

Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 2000, the Fund has outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                       In                                       Unrealized
             Contracts to Buy                     Exchange for     Settlement Date            Gains (Losses)
------------------------------------------------------------------------------------------------------------
   800,000   Swedish Krona ..............   U.S.  $    80,550         4/20/01           U.S.  $      4,797
                                                  -----------                                 ============
             Contracts to Sell
------------------------------------------
10,790,055   Hong Kong Dollars ..........   U.S.  $ 1,385,455         1/19/01           U.S.  $      1,656
 2,460,717   Canadian Dollars ...........           1,672,486         1/31/01                       32,989
68,862,981   Japanese Yen ...............             618,548         3/27/01                        6,904
                                                  -----------                                 ------------
                                            U.S.  $ 3,676,489                                       41,549
                                                  -----------                                 ------------
 Unrealized gain on forward exchange contracts                                          U.S.  $     46,346
                                                                                              ============
             Contracts to Buy
------------------------------------------
 1,313,256   Canadian Dollars ...........   U.S.  $   880,936         1/31/01           U.S.  $     (5,956)
                                                  -----------                                 ============
             Contracts to Sell
------------------------------------------
 1,650,869   Canadian Dollars ...........   U.S.  $ 1,074,998         1/31/01           U.S.  $    (24,922)
12,880,344   European Unit ..............          11,818,822         2/15/01                     (300,066)
 5,231,725   European Unit ..............           4,601,867         2/26/01                     (322,574)
 6,465,854   Swiss Francs ...............           3,808,186         3/13/01                     (206,910)
   678,138   European Unit ..............             590,303         3/14/01                      (48,395)
27,708,768   Swedish Krona ..............           2,889,164         3/15/01                      (61,768)
10,292,848   British Pounds .............          15,117,356         3/19/01                     (278,039)
16,900,000   Japanese Yen ...............             149,591         3/27/01                         (443)
10,856,447   Swedish Krona ..............           1,098,986         4/20/01                      (59,219)
 1,979,779   European Unit ..............           1,697,948         4/30/01                     (169,670)
   675,838   European Unit ..............             622,940         5/21/01                      (15,038)
   400,000   British Pounds .............             570,322         5/29/01                      (28,299)
   255,964   Swiss Francs ...............             157,328         6/14/01                       (2,692)
   941,100   Swedish Krona ..............             100,000         6/20/01                         (659)
   542,161   European Unit ..............             505,954         6/22/01                       (6,347)
                                                  -----------                                 ------------
                                            U.S.  $44,803,765                                   (1,525,041)
                                                  -----------                                 ------------
 Unrealized loss on forward exchange contracts                                                  (1,530,997)
                                                                                              ------------
  Net unrealized loss on forward exchange                                               U.S.  $ (1,484,651)
                                                                                              ============

MS-24
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST MUTUAL SHARES SECURITIES
FUND

Notes to Financial Statements (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2000, the Fund held defaulted securities with a value aggregating $13,758,269, representing 3.1% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

                                                                    Acquisition
Shares     Issuer                                                      Date        Cost       Value
-------------------------------------------------------------------------------------------------------
  27,030   Security Capital European Realty (.09% of net assets)       4/08/98   $540,600    $393,692
                                                                                             --------

9. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Mutual Shares Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Mutual Shares Investments Fund pursuant to a plan of reorganization approved by TVP - Mutual Shares Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 295,300 Class 1 shares and 251,168 Class 2 shares of the FTVIPT - Mutual Shares Securities Fund (valued at $12.72 per share and $12.73 per share, respectively) for the net assets of the TVP - Mutual Shares Investments Fund which aggregated $6,953,615, including $196,155 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Mutual Shares Securities Fund immediately after the merger were $424,728,065.

                                                                          MS-25
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Mutual Shares Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6 ,2001

MS-26
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $15,491,393 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 36.33% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

                                                                          MS-27
PAGE

                                             TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (formerly Templeton Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of any nation, debt securities of companies and governments of any nation, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------

Financial markets generally experienced a "return to earnings" since March of 2000, deflating the Nasdaq Composite Index's record gains. The fallout included a global sell-off in technology, media and telecommunications-related stocks. It was an encouraging year for our investment style, as we believe investors returned to rational valuation analysis as part of their investment decisions following a difficult three-year period in which growth-at-any-price, momentum-style investing appeared to reign supreme. In this environment, the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index posted a loss of 13.94%, while the J.P. Morgan Global Government Bond Index gained 2.34% in U.S.-dollar terms during the same time.(1) Although the Fund posted negative results for the year, its equity and fixed-income components performed well relative to these benchmarks. As of December 31, 2000, the Fund held 80.2% of its total net assets in equities, 14.1% in fixed income and 5.7% in short-term investments and other net assets.

Equity

During the year under review, the Fund benefited from strong performances within its pharmaceutical, utility, energy and insurance industry holdings. Pharmaceutical stocks climbed throughout 2000 largely due to increasingly positive analyst outlooks and their growing "safe haven" status assigned by investors as other sectors faltered. As energy prices spiked following a multi-year bear market, our long-suffering energy-related holdings rallied to bolster Fund performance. Finally, our Bermuda-based insurance holdings XL Capital, Ace Limited and Partnerre Limited all registered gains of 70% or more during the year on the back of solid results and falling interest rates.

Although underweighted compared to the broader market during the reporting period, our telecommunications holdings dampened Fund returns as many slumped. Some of the Fund's larger positions,

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Top Five Industries
Templeton Asset Strategy Fund
Based on Equity Securities
12/31/00
                                % of Total
                                Net Assets
------------------------------------------
   Diversified
   Telecommunication
   Services                          8.6%

   Diversified Financials            7.6%

   Insurance                         7.5%

   Pharmaceuticals                   5.7%

   Oil & Gas                         5.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                           TA-1
PAGE

This chart shows in pie format the asset allocation of Templeton Asset Strategy Fund as a percentage of total net assets on 12/31/00.

Stocks                                        80.2%
Fixed-Income Securities                       14.1%
Short-Term Investments & Other Net Assets      5.7%

This chart shows in pie format the geographic distribution of Templeton Asset Strategy Fund as a percentage of total net assets on 12/31/00.

Europe                                        48.7%
North America                                 20.9%
Asia                                          13.9%
Latin America/Caribbean                        5.9%
Mid-East/Africa                                2.6%
Australia/New Zealand                          2.3%
Short-Term Investments & Other Net Assets      5.7%

including Nippon Telephone and Telegraph (NTT), the Japanese incumbent, fell more than 50% as apparent investor disdain for telecommunications stocks seemed to reach its zenith and international investors' concerns over a languishing Japanese economy contributed to a mass exodus.

The Fund ended the year with approximately 10.2% of total net assets invested in emerging market companies. Unfortunately, emerging markets registered a poor showing and gave up much of their gains from 1999. Despite the recent setbacks, we are quite confident with our emerging markets holdings and remain optimistic about their long- term prospects. Furthermore, recent declines may present us with ample buying opportunities in 2001. By the end of the year, we saw many emerging market stocks selling at what we believed were compelling valuations as prices retreated to levels not seen since the financial crisis of 1997.

Fixed Income

During the 12 months ended December 31, 2000, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a return of 8.26% in local currency terms.(1) However, a stronger U.S. dollar during the period resulted in lower returns for the global index in U.S.-dollar terms, and the JPM GGBI only rose 2.34% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 13.93% return during the same time.(2)

The U.S. Treasury yield curve became inverted with shorter-term bonds offering higher yields than longer-term bonds during the reporting period. Short-term interest rates moved upward as the Federal Reserve Board increased the federal funds target rate and long-term rates moved downward due to the U.S. Treasury's 30-year Treasury bond buyback program. The latter contributed to generally positive returns for the U.S. bond market.

European bonds rose 7.55% in local-currency terms, as all European bond markets offered positive returns. The Euroland (11 countries

(2). Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 12/31/00, the index included 104 issues with a market value of US$1,611 billion.

TA-2
PAGE

making up the European Monetary Union or EMU) bond market also posted positive returns, principally due to interest payments obtained from holding such bonds, which offset their price declines. The Euroland benchmark yield curve flattened during the period, as short-term rates increased due to the European Central Bank's raising its reference interest rate and longer-term rates staying relatively unchanged. The EMU bond index rose 7.17% in euro terms, also despite monetary policy tightening, in this case by the European Central Bank, as German, Italian, French and Spanish bonds increased in value during the year under review.(3)

Elsewhere, the Japanese index climbed 2.27% for the 12-month period (as measured by the J.P. Morgan Japanese Government Bond Index) despite a 25 basis point (0.25%) increase in short-term interest rates by the Bank of Japan in August.(3) The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably as inflation concerns appeared to be less severe in these countries. Although they outperformed the global bond markets in local terms, they underperformed that of the U.S. in local-currency terms.

Emerging market bond prices rose during the year, mostly as a result of higher commodity prices and continued strength in the U.S. equity market. The former improved export revenues and, hence, the external debt repayment capacity of the issuing countries. The latter seemed to reduce the level of risk aversion among investors and thus increased their appetite for emerging market bonds. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 14.41% in U.S.-dollar terms during the period.(4) Russian bonds were the best performers, rising 54.85% (in $US) as they recovered on improved credit fundamentals and successful restructuring of defaulted bonds as the government reached an agreement with bondholders through London Club negotiations.

We attempted to maximize total return, including income, during the period by focusing the Fund's fixed-income assets on intermediate- and long-term global investment-grade bonds. Secondarily, 10%-15% of our overall bond allocation was invested in what we believed to be the highest quality, most liquid sub-investment-grade bonds available in the

(3). Source: J.P. Morgan, Government Bond Index Monitor.

(4). Source: Standard and Poor's Micropal. The J.P. Morgan Emerging Market Bond Global Index (EMBI) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency-denominated Brady bonds, loans, Eurobonds and local market instruments.

Top Five Country Holdings
Templeton Asset Strategy Fund
12/31/00

                     % of Total
                     Net Assets
-------------------------------
   U.S.               14.8%

   U.K.               11.7%

   Netherlands         7.5%

   Japan               7.2%

   France              6.3%

                                                                           TA-3
PAGE

emerging markets. We believed that this combination offered higher return potential at the cost of only modestly increased volatility. Our emerging market bonds added positively to the Fund's performance in 2000, generally outperforming higher-quality industrial market bonds.

The Fund's fixed-income geographic allocation changed slightly during the year. We initiated or added to positions in Brazil, Belgium, France, Germany, Italy, the Netherlands and Venezuela, while decreasing holdings in Spain. Other geographic allocations remained relatively unchanged. Looking forward, we believe global inflation will likely be quite tame in 2001, and that global economic growth should continue to be slightly higher than the historical averages. We view this as a favorable environment for high-quality bonds, and believe the Fund's emerging market positions could offer particularly attractive return opportunities in the months to come.

Looking Ahead

If, indeed, the shift back to traditional valuation methods persists, your investment in the Fund should benefit. Our analysts believe that every stock in the Fund's portfolio compares favorably with future earnings prospects, something we cannot say for many recently favored stocks. As we enter 2001, it appears that global economic growth is slowing, particularly in the U.S. and Japan. Our focus on companies with solid balance sheets and strong managements leads us to believe the Fund is well positioned for the coming year. Additionally, our heavy exposure to Europe (48.7% of total net assets at year-end) could benefit returns if, as we expect, the euro strengthens.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

TA-4
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Asset Strategy Fund - Class 2*
Periods ended 12/31/00
                                                                                           Since     Since Class 2
                                                                                       Inception      Inception
                                                1-Year         5-Year       10-Year    (8/24/88)       (5/1/97)
                                           -----------------------------------------------------------------------
 Average Annual Total Return                   +0.04%      +12.27%       +13.95%      +11.77%         +10.10%
 Cumulative Total Return                       +0.04%      +78.37%      +269.17%     +295.49%         +42.31%
 Value of $10,000 Investment                  $10,004      $17,837       $36,917      $39,549         $14,231

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)
The graph compares the performance of Templeton Asset Strategy Fund - Class 2, the MSCI World Index, the MSCI AC World Free Index and the JP Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Asset Strategy Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the MSCI World Index**, the MSCI All Country World Free Index** and J.P. Morgan Global Government Bond Index** from 1/1/91-12/31/00.

                            Templeton Asset   MSCI All Country  MSCI World Index        J.P.
                            Strategy Fund -   World Free Index                        Morgan
                                   Class II                                           Global
                                                                                  Government
                                                                                        Bond
                                                                                       Index
              -------------------------------------------------------------------------------
   01/01/1991             $10,000            $10,000            $10,000              $10,000
   01/31/1991    4.79%    $10,479     3.70%  $10,370     3.68%  $10,368    2.27%     $10,227
   02/28/1991    6.40%    $11,151     9.40%  $11,345     9.27%  $11,329    0.09%     $10,236
   03/31/1991   -1.21%    $11,016    -2.79%  $11,028    -2.93%  $10,997   -3.13%      $9,916
   04/30/1991    1.17%    $11,144     0.84%  $11,121     0.80%  $11,085    0.26%      $9,942
   05/31/1991    2.76%    $11,452     2.39%  $11,387     2.28%  $11,338    1.04%     $10,045
   06/30/1991   -4.24%    $10,966    -6.10%  $10,692    -6.16%  $10,639   -1.34%      $9,910
   07/31/1991    5.78%    $11,600     4.76%  $11,201     4.74%  $11,144    2.11%     $10,119
   08/31/1991    2.31%    $11,868    -0.20%  $11,179    -0.30%  $11,110    2.08%     $10,330
   09/30/1991    0.83%    $11,967     2.55%  $11,464     2.64%  $11,404    3.65%     $10,707
   10/31/1991    0.75%    $12,056     1.74%  $11,663     1.64%  $11,591    0.99%     $10,813
   11/30/1991   -2.47%    $11,759    -4.30%  $11,162    -4.34%  $11,088    1.62%     $10,988
   12/31/1991    8.59%    $12,769     7.43%  $11,991     7.30%  $11,897    4.52%     $11,485
   01/31/1992   -0.85%    $12,660    -1.49%  $11,812    -1.83%  $11,679   -1.45%     $11,318
   02/29/1992    2.74%    $13,007    -1.51%  $11,634    -1.71%  $11,480   -0.29%     $11,286
   03/31/1992   -1.21%    $12,849    -4.45%  $11,116    -4.69%  $10,941   -0.93%     $11,181
   04/30/1992    2.55%    $13,177     1.34%  $11,265     1.41%  $11,095    0.84%     $11,274
   05/31/1992    4.19%    $13,729     3.83%  $11,697     4.00%  $11,539    2.84%     $11,595
   06/30/1992   -0.30%    $13,688    -3.57%  $11,279    -3.33%  $11,155    2.73%     $11,911
   07/31/1992    1.20%    $13,852     0.32%  $11,315     0.27%  $11,185    2.21%     $12,174
   08/31/1992   -1.18%    $13,688     2.24%  $11,569     2.45%  $11,459    2.66%     $12,498
   09/30/1992   -0.37%    $13,637    -0.85%  $11,470    -0.90%  $11,356   -0.10%     $12,486
   10/31/1992   -0.75%    $13,535    -2.45%  $11,189    -2.69%  $11,051   -2.50%     $12,174
   11/30/1992    0.76%    $13,637     1.66%  $11,375     1.81%  $11,251   -1.77%     $11,958
   12/31/1992    1.20%    $13,801     0.95%  $11,483     0.83%  $11,344    0.94%     $12,071
   01/31/1993    1.33%    $13,985     0.35%  $11,523     0.35%  $11,384    1.70%     $12,276
   02/28/1993    2.34%    $14,312     2.35%  $11,794     2.39%  $11,656    1.61%     $12,473
   03/31/1993    2.07%    $14,608     5.75%  $12,472     5.82%  $12,334    1.54%     $12,665
   04/30/1993    1.94%    $14,892     4.54%  $13,038     4.65%  $12,908    1.82%     $12,896
   05/31/1993    1.69%    $15,145     2.35%  $13,345     2.32%  $13,207    0.67%     $12,982
   06/30/1993    0.83%    $15,271    -0.65%  $13,258    -0.82%  $13,099    0.05%     $12,989
   07/31/1993    1.58%    $15,513     2.07%  $13,533     2.08%  $13,371    0.04%     $12,994
   08/31/1993    4.75%    $16,249     4.74%  $14,174     4.60%  $13,986    2.96%     $13,379
   09/30/1993    0.06%    $16,260    -1.68%  $13,936    -1.83%  $13,730    1.06%     $13,521
   10/31/1993    3.36%    $16,807     2.96%  $14,348     2.77%  $14,111   -0.05%     $13,514
   11/30/1993   -1.94%    $16,480    -5.20%  $13,602    -5.64%  $13,315   -0.73%     $13,415
   12/31/1993    5.62%    $17,406     5.41%  $14,338     4.91%  $13,969    1.02%     $13,552
   01/31/1994    4.83%    $18,247     6.63%  $15,289     6.61%  $14,892    0.94%     $13,679
   02/28/1994   -3.75%    $17,564    -1.45%  $15,067    -1.28%  $14,701   -1.10%     $13,529
   03/31/1994   -4.39%    $16,793    -4.49%  $14,391    -4.29%  $14,071   -0.46%     $13,467
   04/30/1994    0.90%    $16,944     2.72%  $14,782     3.11%  $14,508   -0.09%     $13,455
   05/31/1994    0.70%    $17,062     0.59%  $14,869     0.27%  $14,547   -0.82%     $13,344
   06/30/1994   -2.71%    $16,599    -0.49%  $14,796    -0.26%  $14,510    1.19%     $13,503
   07/31/1994    4.02%    $17,267     2.21%  $15,123     1.92%  $14,788    0.94%     $13,630
   08/31/1994    2.81%    $17,751     3.56%  $15,662     3.03%  $15,236   -0.26%     $13,594
   09/30/1994   -2.06%    $17,385    -2.35%  $15,294    -2.61%  $14,839    0.49%     $13,661
   10/31/1994    1.05%    $17,568     2.56%  $15,685     2.86%  $15,263    1.50%     $13,866
   11/30/1994   -3.19%    $17,008    -4.34%  $15,004    -4.32%  $14,604   -1.26%     $13,691
   12/31/1994   -0.70%    $16,890     0.35%  $15,057     0.99%  $14,748    0.23%     $13,723
   01/31/1995   -1.08%    $16,707    -2.03%  $14,751    -1.48%  $14,530    2.02%     $14,000
   02/28/1995    2.26%    $17,084     1.07%  $14,909     1.48%  $14,745    2.58%     $14,361
   03/31/1995    1.55%    $17,349     4.58%  $15,592     4.84%  $15,459    5.09%     $15,092
   04/30/1995    3.25%    $17,913     3.64%  $16,160     3.50%  $16,000    1.59%     $15,332
   05/31/1995    3.70%    $18,576     1.10%  $16,337     0.87%  $16,139    2.79%     $15,760
   06/30/1995    1.78%    $18,907     0.02%  $16,341    -0.01%  $16,137    0.63%     $15,859
   07/31/1995    3.74%    $19,614     4.84%  $17,131     5.02%  $16,947    0.47%     $15,934
   08/31/1995   -0.85%    $19,449    -2.19%  $16,756    -2.21%  $16,573   -2.78%     $15,491
   09/30/1995    3.30%    $20,089     2.75%  $17,217     2.93%  $17,058    2.25%     $15,839
   10/31/1995   -1.98%    $19,692    -1.67%  $16,930    -1.56%  $16,792    0.98%     $15,995
   11/30/1995    3.09%    $20,299     3.15%  $17,463     3.49%  $17,378    1.12%     $16,174
   12/31/1995    1.96%    $20,697     3.01%  $17,988     2.94%  $17,889    1.24%     $16,374
   01/31/1996    2.56%    $21,228     2.22%  $18,388     1.83%  $18,217   -1.03%     $16,206
   02/29/1996    0.83%    $21,404     0.42%  $18,465     0.63%  $18,331   -0.58%     $16,112
   03/31/1996    0.93%    $21,603     1.54%  $18,749     1.68%  $18,639   -0.15%     $16,087
   04/30/1996    2.43%    $22,128     2.44%  $19,207     2.37%  $19,081   -0.37%     $16,028
   05/31/1996    1.37%    $22,431     0.10%  $19,226     0.10%  $19,100    0.10%     $16,044
   06/30/1996   -0.16%    $22,396     0.55%  $19,332     0.52%  $19,200    0.87%     $16,184
   07/31/1996   -2.61%    $21,813    -3.73%  $18,611    -3.52%  $18,524    1.84%     $16,481
   08/31/1996    2.46%    $22,350     1.23%  $18,840     1.17%  $18,740    0.42%     $16,551
   09/30/1996    1.98%    $22,793     3.69%  $19,535     3.93%  $19,477    0.55%     $16,642
   10/31/1996    1.23%    $23,073     0.40%  $19,613     0.72%  $19,617    1.98%     $16,971
   11/30/1996    5.92%    $24,439     5.35%  $20,662     5.62%  $20,720    1.43%     $17,214
   12/31/1996    0.67%    $24,602    -1.45%  $20,363    -1.58%  $20,392   -0.70%     $17,093
   01/31/1997    3.80%    $25,536     1.68%  $20,705     1.22%  $20,641   -2.50%     $16,666
   02/28/1997    0.99%    $25,789     1.36%  $20,986     1.17%  $20,883   -0.69%     $16,551
   03/31/1997   -1.04%    $25,522    -2.00%  $20,567    -1.96%  $20,473   -0.76%     $16,425
   04/30/1997    1.10%    $25,802     3.21%  $21,227     3.29%  $21,147   -0.56%     $16,333
   05/31/1997    5.67%    $27,265     5.97%  $22,494     6.19%  $22,456    2.36%     $16,719
   06/30/1997     4.0%    $28,358     5.12%  $23,646     5.00%  $23,579    1.14%     $16,909
   07/31/1997     5.8%    $30,011     4.52%  $24,715     4.62%  $24,668   -0.37%     $16,847
   08/31/1997    -4.7%    $28,600    -7.02%  $22,980    -6.67%  $23,023   -0.12%     $16,826
   09/30/1997     6.9%    $30,584     5.33%  $24,204     5.45%  $24,277    2.22%     $17,200
   10/31/1997    -7.5%    $28,282    -5.95%  $22,764    -5.25%  $23,003    2.12%     $17,565
   11/30/1997     0.3%    $28,358     1.53%  $23,113     1.79%  $23,415   -1.20%     $17,354
   12/31/1997     0.1%    $28,384     1.31%  $23,415     1.23%  $23,703   -0.11%     $17,335
   01/31/1998    -0.6%    $28,206     2.20%  $23,930     2.80%  $24,366    1.00%     $17,508
   02/28/1998     6.0%    $29,884     6.84%  $25,567     6.78%  $26,018    0.74%     $17,638
   03/31/1998     6.0%    $31,663     4.27%  $26,659     4.24%  $27,121   -0.75%     $17,505
   04/30/1998     1.9%    $32,255     0.94%  $26,910     0.99%  $27,390    1.54%     $17,775
   05/31/1998    -2.9%    $31,326    -1.90%  $26,398    -1.24%  $27,050    0.43%     $17,851
   06/30/1998    -1.2%    $30,936     1.80%  $26,873     2.39%  $27,697    0.28%     $17,901
   07/31/1998     1.7%    $31,448     0.03%  $26,882    -0.15%  $27,655    0.27%     $17,950
   08/31/1998   -18.1%    $25,769   -14.01%  $23,115   -13.32%  $23,972    2.76%     $18,445
   09/30/1998    -1.9%    $25,271     1.99%  $23,575     1.79%  $24,401    5.22%     $19,408
   10/31/1998    11.6%    $28,191     9.13%  $25,728     9.06%  $26,611    2.24%     $19,843
   11/30/1998     5.8%    $29,833     6.07%  $27,290     5.96%  $28,197   -1.13%     $19,618
   12/31/1998     0.9%    $30,115     4.64%  $28,556     4.90%  $29,579    1.88%     $19,987
   01/31/1999    2.37%    $30,829     2.04%  $29,138     2.20%  $30,230   -0.82%     $19,823
   02/28/1999   -5.02%    $29,282    -2.51%  $28,407    -2.65%  $29,429   -3.34%     $19,161
   03/31/1999    5.34%    $30,845     4.50%  $29,685     4.18%  $30,659    0.25%     $19,209
   04/30/1999    8.38%    $33,430     4.32%  $30,968     3.96%  $31,873   -0.03%     $19,203
   05/31/1999   -3.89%    $32,130    -3.53%  $29,875    -3.64%  $30,713   -1.76%     $18,865
   06/30/1999    3.90%    $33,383     4.98%  $31,362     4.68%  $32,150   -1.67%     $18,550
   07/31/1999    0.81%    $33,653    -0.41%  $31,234    -0.29%  $32,057    2.20%     $18,958
   08/31/1999    0.14%    $33,700    -0.12%  $31,196    -0.16%  $32,006    0.26%     $19,008
   09/30/1999   -1.65%    $33,144    -1.08%  $30,859    -0.96%  $31,698    1.44%     $19,281
   10/31/1999   -0.05%    $33,127     5.06%  $32,421     5.21%  $33,350   -0.12%     $19,258
   11/30/1999    4.02%    $34,459     3.11%  $33,429     2.83%  $34,294   -1.19%     $19,029
   12/31/1999    7.09%    $36,902     8.33%  $36,214     8.11%  $37,075   -0.29%     $18,974
   01/31/2000   -3.27%    $35,696    -5.39%  $34,262    -5.72%  $34,954   -1.97%     $18,600
   02/29/2000    1.65%    $36,285     0.34%  $34,378     0.28%  $35,052   -0.50%     $18,507
   03/31/2000    4.01%    $37,740     6.57%  $36,637     6.92%  $37,478    2.91%     $19,046
   04/30/2000   -3.47%    $36,430    -4.49%  $34,992    -4.22%  $35,896   -3.04%     $18,467
   05/31/2000   -0.48%    $36,255    -2.60%  $34,082    -2.52%  $34,992    0.73%     $18,602
   06/30/2000    4.15%    $37,760     3.39%  $35,238     3.38%  $36,174    2.43%     $19,054
   07/31/2000   -0.87%    $37,431    -2.94%  $34,202    -2.80%  $35,161   -1.57%     $18,754
   08/31/2000    1.03%    $37,817     3.11%  $35,265     3.27%  $36,311   -0.72%     $18,619
   09/30/2000   -4.18%    $36,236    -5.49%  $33,329    -5.31%  $34,383   -0.20%     $18,582
   10/31/2000   -1.49%    $35,696    -1.96%  $32,676    -1.66%  $33,812   -1.19%     $18,361
   11/30/2000   -0.76%    $35,425    -6.20%  $30,650    -6.06%  $31,763    2.07%     $18,741
   12/31/2000    4.19%    $36,917     1.67%  $31,162     1.63%  $32,281    3.60%     $19,416

**Sources: Standard and Poor's Micropal; MSCI; J.P. Morgan.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Templeton Asset Strategy
Fund - Class 2

   We are replacing the MSCI World Index with the MSCI All Country World Free Index because it includes emerging markets, which are also represented in the Fund's portfolio. Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           TA-5
PAGE

                      SUPPLEMENT DATED DECEMBER 29, 2000
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

     The prospectus, with respect to TEMPLETON ASSET STRATEGY FUND, is amended with the following changes, which will become effective March 1, 2001:

I.      (Page TA-1) Replace the last paragraph of the section "Main Investments" under "Goals and Strategies" with the following:

        The fund's debt investments will focus on "investment grade" securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Ratings Group
        (S&P(R)) or Moody's Investors Service, Inc. (Moody's(R)) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities
        ("junk bonds") and may invest up to 10% in debt securities that are in default at the time of purchase. These are issues that are rated B or lower, or if unrated, determined by the fund's manager to be comparable. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

II.     (Page TA-2) Replace the "Credit" section under "Main Risks" with the following:

        CREDIT An issuer may be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

        Lower-rated securities Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and to be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment in a defaulted bond.

        The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

               Please keep this supplement for future reference.

TA-6

PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Highlights


                                                                                        Class 1
                                                        -----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                        -----------------------------------------------------------------------
                                                            2000           1999           1998           1997           1996
                                                        -----------------------------------------------------------------------
Per share operating performancec
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 23.37        $ 22.46        $ 22.35        $ 21.08       $ 18.72
                                                        -----------------------------------------------------------------------
Income from investment operations:
 Net investment incomeb .............................         .44            .44            .69            .67           .63
 Net realized and unrealized gains (losses) .........        (.45)          3.78            .75           2.44          2.76
                                                        -----------------------------------------------------------------------
Total from investment operations ....................        (.01)          4.22           1.44           3.11          3.39
                                                        -----------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.52)          (.50)          (.66)          (.63)         (.58)
 Net realized gains .................................       (3.62)         (2.81)          (.67)         (1.21)         (.45)
                                                        -----------------------------------------------------------------------
Total distributions .................................       (4.14)         (3.31)         (1.33)         (1.84)        (1.03)
                                                        -----------------------------------------------------------------------
Net asset value, end of year ........................     $ 19.22        $ 23.37        $ 22.46        $ 22.35       $ 21.08
                                                        =======================================================================
Total returna .......................................        .29%         22.86%          6.41%         15.52%        18.93%
Ratios/supplemental data
Net assets, end of year (000's) .....................    $628,244       $671,549       $692,163       $735,568      $556,027
Ratios to average net assets:
 Expenses ...........................................         .81%           .74%           .78%           .74%          .64%
 Net investment income ..............................        2.20%          2.06%          2.88%          3.32%         3.56%
Portfolio turnover rate .............................       30.32%         45.34%         43.18%         45.27%        57.50%

(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b)Based on average shares outstanding effective year ended December 31, 1999.
(c)Financial highlights presented reflect historical financial information from TVP - Templeton Asset Allocation Fund as a result of the merger discussed in
   Note 6.

                                                                           TA-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Highlights (continued)

                                                                               Class 2
                                                        -----------------------------------------------------
                                                                       Year Ended December 31,
                                                        -----------------------------------------------------
                                                            2000          1999          1998         1997c
                                                        -----------------------------------------------------
Per share operating performance(e)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 23.27       $ 22.38       $ 22.32       $ 20.40
                                                          -------       -------       -------       -------
Income from investment operations:
 Net investment incomed .............................         .37           .36           .63           .16
 Net realized and unrealized gains (losses) .........        (.43)         3.80           .74          1.76
                                                          -------       -------       -------       -------
Total from investment operations ....................        (.06)         4.16          1.37          1.92
                                                          -------       -------       -------       -------
Less distributions from:
 Net investment income ..............................        (.46)         (.46)         (.64)           --
 Net realized gains .................................       (3.62)        (2.81)         (.67)           --
                                                          -------       -------       -------       -------
Total distributions .................................       (4.08)        (3.27)        (1.31)           --
                                                          -------       -------       -------       -------
Net asset value, end of year ........................     $ 19.13       $ 23.27       $ 22.38       $ 22.32
                                                          =======       =======       =======       =======
Total return(b) ....................................         .04%        22.54%         6.10%         9.41%
Ratios/supplemental data
Net assets, end of year (000's) .....................     $32,346       $20,962       $15,763       $ 9,665
Ratios to average net assets:
 Expenses ...........................................       1.07%          .99%         1.03%         1.03%(a)
 Net investment income ..............................       1.91%         1.71%         2.61%         1.97%(a)
Portfolio turnover rate .............................      30.32%        45.34%        43.18%        45.27%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.
(e)Financial highlights presented reflect historical financial information from TVP - Templeton Asset Allocation Fund as a result of the merger discussed in
   Note 6.


                       See notes to financial statements.

TA-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000


                                                         COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks 78.2%
    Aerospace & Defense 1.5%
    BAE Systems PLC .............................    United Kingdom       153,055      $    873,385
    Raytheon Co., A .............................     United States        21,775           631,475
    Rolls-Royce PLC .............................    United Kingdom     2,733,657         8,126,283
                                                                                       ------------
                                                                                          9,631,143
                                                                                       ------------
    Air Freight & Couriers .8%
    Mayne Nickless Ltd., A ......................       Australia       1,730,400         5,615,154
                                                                                       ------------
    Airlines 1.7%
    British Airways PLC .........................    United Kingdom     1,925,900        11,198,431
                                                                                       ------------
    Auto Components 1.0%
    Autoliv Inc. ................................        Sweden           246,900         3,934,969
    Autoliv Inc., SDR ...........................        Sweden           129,000         2,023,422
    Goodyear Tire & Rubber Co. ..................     United States         3,600            82,764
    Visteon Corp. ...............................     United States        28,805           331,258
                                                                                       ------------
                                                                                          6,372,413
                                                                                       ------------
    Automobiles 2.7%
    Fiat SpA ....................................         Italy           236,170         5,822,598
    Ford Motor Co. ..............................     United States       384,598         9,014,016
    General Motors Corp. ........................     United States        42,700         2,175,031
    Volkswagen AG ...............................        Germany           14,430           766,119
                                                                                       ------------
                                                                                         17,777,764
                                                                                       ------------
    Banks 5.3%
    Banca Nazionale del Lavoro SpA ..............         Italy           225,160           691,252
(a) Canadian Imperial Bank of Commerce ..........        Canada           140,000         4,334,221
    DNB Holding ASA .............................        Norway         2,178,900        11,736,435
    Foreningssparbanken AB, A ...................        Sweden           170,700         2,614,186
    Nordea AB ...................................        Sweden         1,984,960        15,654,112
                                                                                       ------------
                                                                                         35,030,206
                                                                                       ------------
    Chemicals 3.1%
    Akzo Nobel NV ...............................      Netherlands        178,695         9,596,344
    BASF AG .....................................        Germany          232,000        10,553,078
                                                                                       ------------
                                                                                         20,149,422
                                                                                       ------------
(a) Commercial Services & Supplies .8%
    Chubb PLC ...................................    United Kingdom     1,581,900         3,686,366
    Kidde PLC ...................................    United Kingdom     1,581,900         1,677,769
                                                                                       ------------
                                                                                          5,364,135
                                                                                       ------------
    Communications Equipment 1.3%
    Alcatel SA ..................................        France           101,525         5,766,679
    Motorola Inc. ...............................     United States       153,930         3,117,083
                                                                                       ------------
                                                                                          8,883,762
                                                                                       ------------
    Computers & Peripherals 2.1%
    Compaq Computer Corp. .......................     United States       420,790         6,332,890
    Fujitsu Ltd. ................................         Japan           251,000         3,701,261
    Hewlett-Packard Co. .........................     United States       127,500         4,024,219
                                                                                       ------------
                                                                                         14,058,370
                                                                                       ------------
    Construction & Engineering .9%
    Kurita Water Industries Ltd. ................         Japan           432,000         5,655,342
                                                                                       ------------

                                                                           TA-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                      COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Construction Materials .1%
    Gujarat Ambuja Cements Ltd. ..............................         India               400      $      1,355
    Hanson PLC ...............................................    United Kingdom        96,900           664,041
                                                                                                    ------------
                                                                                                         665,396
                                                                                                    ------------
    Containers & Packaging .4%
    Assidoman AB .............................................        Sweden            90,000         1,812,305
    Assidoman AB, 144A .......................................        Sweden            27,000           543,691
                                                                                                    ------------
                                                                                                       2,355,996
                                                                                                    ------------
    Diversified Financials 7.6%
    CIT Group Inc., A ........................................     United States       300,000         6,037,500
    ING Groep NV .............................................      Netherlands        181,286        14,480,686
    Nomura Securities Co. Ltd. ...............................         Japan           719,600        12,949,019
    Swire Pacific Ltd., A ....................................       Hong Kong       2,200,000        15,865,588
    Swire Pacific Ltd., B ....................................       Hong Kong         945,000           823,857
                                                                                                    ------------
                                                                                                      50,156,650
                                                                                                    ------------
    Diversified Telecommunication Services 8.6%
    AT&T Corp. ...............................................     United States       193,620         3,352,046
    Nippon Telegraph & Telephone Corp. .......................         Japan             1,152         8,302,067
    Nippon Telegraph & Telephone Corp., ADR ..................         Japan             5,680           202,705
    PT Indosat, ADR ..........................................       Indonesia         370,800         3,406,725
    SBC Communications Inc. ..................................     United States       203,400         9,712,350
    Telecom Argentina Stet-France SA (Teco), B, ADR ..........       Argentina           4,000            62,750
    Telecom Corp. of New Zealand Ltd. ........................      New Zealand      2,562,970         5,455,082
(a) Telefonica SA, ADR .......................................         Spain           208,106        10,405,292
    Telefonos de Mexico SA (Telmex), L, ADR ..................        Mexico           212,758         9,600,705
(a) Worldcom Inc. ............................................     United States       446,000         6,271,875
                                                                                                    ------------
                                                                                                      56,771,597
                                                                                                    ------------
    Electric Utilities 4.1%
    E.On AG ..................................................        Germany          173,800        10,573,583
    Endesa SA ................................................         Spain           122,000         2,078,901
    Endesa SA, ADR ...........................................         Spain            88,000         1,468,500
    Hong Kong Electric Holdings Ltd. .........................       Hong Kong       2,131,500         7,870,255
    Iberdrola SA, Br. ........................................         Spain            85,000         1,065,363
    Korea Electric Power Corp. ...............................      South Korea        215,280         4,016,291
                                                                                                    ------------
                                                                                                      27,072,893
                                                                                                    ------------
    Electrical Equipment 1.1%
    Alstom SA ................................................        France           287,440         7,421,254
                                                                                                    ------------
    Food & Drug Retailing 1.5%
    J.Sainsbury PLC ..........................................    United Kingdom     1,670,700         9,901,711
                                                                                                    ------------
    Food Products 1.2%
    Unilever PLC .............................................    United Kingdom       930,650         7,945,065
                                                                                                    ------------
(a) Health Care Providers & Services .1%
    Aetna Inc. ...............................................     United States        23,890           980,983
                                                                                                    ------------
    Hotels Restaurants & Leisure .4%
    Mandarin Oriental International Ltd. .....................       Hong Kong         524,000           340,600
(a) P & O Princess Cruises PLC ...............................    United Kingdom       580,000         2,447,605
                                                                                                    ------------
                                                                                                       2,788,205
                                                                                                    ------------


TA-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                 COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Household Durables 1.2%
    Koninklijke Philips Electronics NV. .................      Netherlands        115,768      $  4,241,032
    Sony Corp. ..........................................         Japan            51,800         3,583,363
                                                                                               ------------
                                                                                                  7,824,395
                                                                                               ------------
    Industrial Conglomerates .3%
    Alfa SA de CV, A ....................................        Mexico         1,277,251         1,754,667
                                                                                               ------------
    Insurance 7.5%
    Ace Ltd. ............................................        Bermuda           25,200         1,069,425
    Allstate Corp. ......................................     United States        80,000         3,485,000
    AXA SA ..............................................        France            79,031        11,426,598
    Old Mutual PLC ......................................     South Africa        132,000           328,802
    Partnerre Ltd. ......................................        Bermuda           17,500         1,067,500
    Torchmark Corp. .....................................     United States        90,000         3,459,375
    Unumprovident Corp. .................................     United States        18,530           497,994
    XL Capital Ltd., A ..................................        Bermuda          179,400        15,675,075
    Zurich Financial Services AG ........................      Switzerland         21,200        12,781,487
                                                                                               ------------
                                                                                                 49,791,256
                                                                                               ------------
    Leisure Equipment & Products .8%
    Mattel Inc. .........................................     United States       377,100         5,445,324
                                                                                               ------------
    Machinery .7%
    Volvo AB, B .........................................        Sweden           260,000         4,312,437
                                                                                               ------------
    Marine .4%
    Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom       580,000         2,744,350
                                                                                               ------------
    Media 2.7%
    Wolters Kluwer NV ...................................      Netherlands        645,511        17,599,391
                                                                                               ------------
    Metals & Mining 3.4%
    Anglogold Ltd., ADR .................................     South Africa        229,700         3,431,144
    Barrick Gold Corp. ..................................        Canada           419,390         6,871,630
    Consol Energy .......................................     United States       250,000         6,984,375
    Corus Group PLC .....................................    United Kingdom     3,943,000         4,137,785
(a) Kinross Gold Corp. ..................................        Canada         1,727,800           931,770
                                                                                               ------------
                                                                                                 22,356,704
                                                                                               ------------
    Multiline Retail .7%
    Marks & Spencer PLC .................................    United Kingdom     1,339,010         3,725,417
    Mothercare PLC ......................................    United Kingdom       513,186         1,073,242
                                                                                               ------------
                                                                                                  4,798,659
                                                                                               ------------
    Oil & Gas 4.3%
    Canadian Natural Resources Ltd. .....................        Canada            64,699         1,779,223
    Eni SpA .............................................         Italy         1,265,510         8,079,265
(a) Husky Energy Inc. ...................................        Canada           549,350         5,449,611
    Repsol YPF SA .......................................         Spain            24,000           383,502
    Shell Transport & Trading Co. PLC ...................    United Kingdom     1,525,600        12,477,272
                                                                                               ------------
                                                                                                 28,168,873
                                                                                               ------------
    Paper & Forest Products 2.0%
    Stora Enso OYJ, R ...................................        Finland        1,095,500        12,959,263
                                                                                               ------------


                                                                          TA-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                             COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Pharmaceuticals 5.7%
    Aventis SA .......................................................        France              171,050      $ 15,015,233
    Mylan Laboratories Inc. ..........................................    United States            14,460           364,211
    Ono Pharmaceutical Co. Ltd. ......................................        Japan               247,000         9,668,039
    Teva Pharmaceutical Industries Ltd., ADR .........................        Israel              172,830        12,659,798
                                                                                                               ------------
                                                                                                                 37,707,281
                                                                                                               ------------
    Real Estate 1.3%
    Cheung Kong Holdings Ltd. ........................................      Hong Kong             652,500         8,344,578
(a) Hon Kwok Land Investment Co. Ltd. ................................      Hong Kong           1,226,456            43,241
    New World Development Co. Ltd. ...................................      Hong Kong             303,543           367,759
                                                                                                               ------------
                                                                                                                  8,755,578
                                                                                                               ------------
(a) Semiconductor Equipment & Products .3%
    Hyundai Electronics Industries Co. ...............................     South Korea            657,720         2,092,745
                                                                                                               ------------
    Specialty Retail .5%
    Best Denki Co. Ltd. ..............................................        Japan               777,000         3,503,984
                                                                                                               ------------
    Transportation Infrastructure .1%
    Hong Kong Aircraft Engineering Co. Ltd. ..........................      Hong Kong             363,200           642,593
                                                                                                               ------------
    Total Common Stocks (Cost $474,166,058)...........................                                          516,253,392
                                                                                                               ------------
    Preferred Stocks 2.0%
    Cia Vale do Rio Doce, A, ADR, pfd. ...............................        Brazil              196,500         4,838,813
    Petroleo Brasileiro SA, pfd. .....................................        Brazil              360,000         8,451,692
                                                                                                               ------------
    Total Preferred Stocks (Cost $12,703,268).........................                                           13,290,505
                                                                                                               ------------
                                                                                               PRINCIPAL
                                                                                               AMOUNT*
                                                                                           --------------
    Bonds 14.1%
    Buoni Poliennali del Tesoro:
     7.75%, 11/01/06 .................................................        Italy             9,208,191 EUR     9,864,962
     5.50%, 11/01/10 .................................................        Italy             2,300,000 EUR     2,200,821
    Essar Steel Ltd., 144A, 10.20%, 7/31/05 ..........................        India               445,000           180,225
    Federal Republic of Germany:
     3.25%, 2/17/04 ..................................................       Germany            2,837,000 EUR     2,566,040
     4.50%, 7/04/09 ..................................................       Germany            4,919,000 EUR     4,497,218
    General Motors Acceptance Corp., 5.50%, 2/02/05 ..................    United States         4,888,000 EUR     4,643,433
    Government of Brazil:
     14.50%, 10/15/09 ................................................        Brazil            2,185,000         2,411,694
     12.25%, 3/06/30 .................................................        Brazil            2,000,000         1,855,000
     11.00%, 8/17/40 .................................................        Brazil            1,055,000           863,781
    Government of Canada:
     8.75%, 12/01/05 .................................................        Canada              612,000 CAD       466,355
     7.00%, 12/01/06 .................................................        Canada              843,000 CAD       607,779
     6.00%, 6/01/08 ..................................................        Canada            2,812,000 CAD     1,940,411
    Government of France, 6.75%, 10/25/03 ............................        France            2,092,000 EUR     2,080,746
    Government of Netherlands, 5.75%, 2/15/07 ........................     Netherlands          3,484,000 EUR     3,444,323
    Government of New Zealand, 7.00%, 7/15/09 ........................     New Zealand          3,914,000 NZD     1,842,094
    Government of Spain, 10.15%, 1/31/06 .............................        Spain             2,585,000 EUR     2,999,933
    Kingdom of Belgium, 7.50%, 7/29/08 ...............................       Belgium            3,153,000 EUR     3,400,680
    Kingdom of Denmark:
     7.00%, 12/15/04 .................................................       Denmark           20,285,000 DKK     2,739,147
     5.00%, 8/15/05 ..................................................       Denmark           15,411,000 DKK     1,943,749
    Kingdom of Sweden, 6.00%, 2/09/05 ................................        Sweden            7,200,000 SEK       806,121
    New South Wales Treasury Corp., 6.50%, 5/01/06 ...................      Australia           2,700,000 AUD     1,552,317
    Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..........        Mexico               62,039            31,020

TA-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                        PRINCIPAL
                                                                      COUNTRY            AMOUNT*            VALUE
----------------------------------------------------------------------------------------------------------------------
Bonds (cont.)
Queensland Treasury Corp., 6.50%, 6/14/05 ....................       Australia         889,000 AUD      $    510,890
Republic of Argentina, Series L, 6.00%, 3/31/23 ..............       Argentina           1,700,000         1,177,250
Republic of Bulgaria, Series A, FRN, 7.75%, 7/28/24 ..........       Bulgaria            2,845,000         2,176,425
Republic of Panama, 8.875%, 9/30/27 ..........................        Panama               960,000           820,800
Republic of Peru, FRN, 4.50%, 3/07/17 ........................         Peru              1,100,000           712,250
Republic of Turkey, 11.875%, 1/15/30 .........................        Turkey             1,195,000         1,060,563
Republic of Venezuela:
 144A, 9.125%, 6/18/07 .......................................       Venezuela           1,640,000         1,357,754
 Reg S, 9.125%, 6/18/07 ......................................       Venezuela             600,000           496,739
U.S. Treasury Bond, 5.25%, 11/15/28 ..........................     United States         1,065,000         1,020,932
U.S. Treasury Note:
 4.50%, 1/31/01 ..............................................     United States         1,400,000         1,398,907
 6.375%, 6/30/02 .............................................     United States         5,000,000         5,076,735
 6.125%, 8/31/02 .............................................     United States         1,225,000         1,241,771
 5.875%, 11/15/04 ............................................     United States         3,300,000         3,387,077
 6.75%, 5/15/05 ..............................................     United States         5,000,000         5,323,585
 6.50%, 2/15/10 ..............................................     United States         3,300,000         3,612,725
United Kingdom:
 6.50%, 12/07/03 .............................................    United Kingdom       150,000 GBP           231,667
 7.50%, 12/07/06 .............................................    United Kingdom      3,885,000 GBP        6,488,541
United Mexican States:
 9.875%, 2/01/10 .............................................        Mexico               724,000           779,024
 11.50%, 5/15/26 .............................................        Mexico             2,895,000         3,524,663
                                                                                                        ------------
Total Bonds (Cost $96,756,382)................................                                            93,336,147
                                                                                                        ------------
Short Term Investment 5.1%
Den Danske Bank, 6.375%, 1/02/01, Time Deposit ...............     United States        31,358,000        31,358,000
Sallie Mae, 6.264%, 4/19/01 ..................................     United States         2,500,000         2,499,615
                                                                                                        ------------
Total Short Term Investments (Cost $33,858,000)...............                                            33,857,615
                                                                                                        ------------
Total Investments (Cost $617,483,708) 99.4%...................                                           656,737,659
Other Assets, less Liabilities .6% ...........................                                             3,852,282
                                                                                                        ------------
Total Net Assets 100.0% ......................................                                          $660,589,941
                                                                                                        ============


Currency Abbreviations:
AUD  - Australian Dollar
CAD  - Canadian Dollar
DKK  - Danish Krone
EUR  - European Unit
GBP  - British Pound
NZD  - New Zealand Dollar
SEK  - Swedish Krona


*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing


                       See notes to financial statements.

                                                                          TA-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $617,483,708
                                                           ============
  Value ...............................................     656,737,659
 Cash .................................................          70,757
 Receivables:
  Investment securities sold ..........................       2,537,113
  Capital shares sold .................................         255,629
  Dividends and interest ..............................       3,249,493
                                                           ------------
   Total assets .......................................     662,850,651
                                                           ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................       1,604,140
  Affiliates ..........................................         422,050
  Professional fees ...................................          25,804
  Reports to shareholders .............................         144,026
 Other liabilities ....................................          64,690
                                                           ------------
   Total liabilities ..................................       2,260,710
                                                           ------------
    Net assets, at value ..............................    $660,589,941
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $  8,243,716
 Net unrealized appreciation ..........................      39,307,098
 Accumulated net realized gain ........................      53,097,813
 Capital shares .......................................     559,941,314
                                                           ------------
    Net assets, at value ..............................    $660,589,941
                                                           ============
Class 1:
 Net assets, at value .................................    $628,243,683
                                                           ============
 Shares outstanding ...................................      32,684,591
                                                           ============
 Net asset value and offering price per share .........    $      19.22
                                                           ============
Class 2:
 Net assets, at value .................................    $ 32,346,258
                                                           ============
 Shares outstanding ...................................       1,690,505
                                                           ============
 Net asset value and offering price per share .........    $      19.13
                                                           ============

                       See notes to financial statements.

TA-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2000

Investment income:
 (net of foreign taxes of $1,336,789)
 Dividends ...............................................................    $  13,009,465
 Interest ................................................................        7,581,862
                                                                              -------------
   Total investment income ...............................................       20,591,327
                                                                              =============
Expenses:
 Management fees (Note 3) ................................................        4,131,722
 Administrative fees (Note 3) ............................................          850,678
 Distribution fees - Class 2 (Note 3) ....................................           65,577
 Custodian fees ..........................................................          192,110
 Reports to shareholders .................................................          315,601
 Professional fees (Note 3) ..............................................           61,000
 Trustees' fees and expenses .............................................            8,015
 Other ...................................................................            7,564
                                                                              -------------
   Total expenses ........................................................        5,632,267
                                                                              -------------
    Net investment income ................................................       14,959,060
                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................       69,435,780
  Foreign currency transactions ..........................................         (671,914)
                                                                              -------------
   Net realized gain .....................................................       68,763,866
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................      (81,573,794)
  Translation of assets and liabilities denominated in foreign currencies           216,138
                                                                              -------------
   Net unrealized depreciation ...........................................      (81,357,656)
                                                                              -------------
Net realized and unrealized loss .........................................      (12,593,790)
                                                                              -------------
Net increase in net assets resulting from operations .....................    $   2,365,270
                                                                              =============

                       See notes to financial statements.

                                                                          TA-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                       2000               1999
                                                                                 ----------------   ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................    $   14,959,060     $  13,810,413
  Net realized gain from investments and foreign currency transactions .......        68,763,866        88,790,440
  Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies ..............       (81,357,656)       36,425,123
                                                                                  --------------     -------------
   Net increase in net assets resulting from operations ......................         2,365,270       139,025,976
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...................................................................       (15,153,507)      (14,822,362)
   Class 2 ...................................................................          (472,676)         (310,147)
  Net realized gains:
   Class 1 ...................................................................      (104,057,396)      (82,476,906)
   Class 2 ...................................................................        (3,633,708)       (1,907,029)
                                                                                  --------------     -------------
 Total distributions to shareholders .........................................      (123,317,287)      (99,516,444)
 Capital share transactions: (Note 2)
   Class 1 ...................................................................        73,640,758       (58,852,355)
   Class 2 ...................................................................        15,390,362         3,928,278
                                                                                  --------------     -------------
 Total capital share transactions ............................................        89,031,120       (54,924,077)
    Net decrease in net assets ...............................................       (31,920,897)      (15,414,545)
Net assets:
 Beginning of year ...........................................................       692,510,838       707,925,383
                                                                                  --------------     -------------
 End of year .................................................................    $  660,589,941     $ 692,510,838
                                                                                  ==============     =============
Undistributed net investment income included in net assets:
 End of year .................................................................    $    8,243,716     $  11,558,951
                                                                                  ==============     =============

                       See notes to financial statements.

TA-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON ASSET STRATEGY
FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Asset Strategy Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments.

Effective May 1, 2000, the name of the Templeton Asset Allocation Fund changed to Templeton Asset Strategy Fund, as a result of fund mergers, as discussed in
Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                          TA-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON ASSET STRATEGY
FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $685,225.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

TA-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON ASSET STRATEGY
FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                          Year Ended December 31,
                                                    -------------------------------------------------------------------
                                                                  2000                              1999
                                                    -------------------------------------------------------------------
                                                         Shares           Amount           Shares           Amount
Class 1 Shares:                                     -------------------------------------------------------------------
Shares sold .......................................       516,917    $   10,149,459         240,379    $    5,144,326
Shares issued on merger (Note 6) ..................     2,830,073        53,573,397              --                --
Shares issued on reinvestment of distributions ....     6,151,475       119,210,903       5,305,304        97,299,268
Shares redeemed ...................................    (5,549,199)     (109,293,001)     (7,631,687)     (161,295,949)
                                                       ----------    --------------      ----------    --------------
Net increase (decrease) ...........................     3,949,266    $   73,640,758      (2,086,004)   $  (58,852,355)
                                                       ==========    ==============      ==========    ==============
Class 2 Shares:
Shares sold .......................................       785,706    $   15,358,226         279,540    $    5,948,034
Shares issued on merger (Note 6) ..................         2,893            54,613              --                --
Shares issued on reinvestment of distributions ....       212,594         4,106,384         121,157         2,217,176
Shares redeemed ...................................      (211,313)       (4,128,861)       (204,412)       (4,236,932)
                                                       ----------    --------------      ----------    --------------
Net increase ......................................       789,880    $   15,390,362         196,285    $    3,928,278
                                                       ==========    ==============      ==========    ==============

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       ------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Investment Counsel, LLC (TIC)                        Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)   Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate        Daily Net Assets
    -----------------------------------------------------------------------------
        .65%                  First $200 million
        .585%                 Over $200 million, up to and including $1.3 billion
        .52%                  Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate       Daily Net Assets
    -----------------------------------------------------------------------------
        .15%                  First $200 million
        .135%                 Over $200 million, up to and including $700 million
        .10%                  Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

                                                                          TA-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON ASSET STRATEGY
FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Included in professional fees are legal fees of $17,687 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred capital and deferred currency losses of $1,937,761 and $78,378, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, merger related expenses, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $617,498,330 was as follows:

  Unrealized appreciation .............  $  139,395,638
  Unrealized depreciation .............    (100,156,309)
                                         --------------
  Net unrealized appreciation .........  $   39,239,329
                                         ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $196,134,361 and $312,727,816, respectively.

6. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products (FTVIPT) - Templeton Asset Strategy Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Asset Allocation Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Asset Strategy Fund reflect the financial statements of TVP - Templeton Asset Allocation Fund. Immediately preceding the merger, FTVIPT - Templeton Asset Strategy Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6062 existing Class 1 share and one new Class 2 share for each .6066 existing Class 2 share. As a result, the FTVIPT - Templeton Asset Strategy Fund net asset value per share was $18.93 for Class 1 and $18.88 for Class 2 on May 1, 2000. TVP - Templeton Asset Allocation Fund's shareholders contributed net assets having an aggregate value of $653,548,460 (including $91,802,754 of unrealized appreciation) in exchange for 2,830,073 Class 1 shares and 2,893 Class 2 shares (post-split) of the FTVIPT - Templeton Asset Strategy Fund. Immediately prior to the merger, FTVIPT - Templeton Asset Strategy Fund had net assets of $53,628,010 (including unrealized depreciation of $347,919). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Asset Strategy Fund were $707,176,470.

TA-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Asset Strategy Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          TA-21
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $51,475,949 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

TA-22
PAGE

                              TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund (formerly Templeton Developing Markets Fund) seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.
--------------------------------------------------------------------------------

This annual report for Templeton Developing Markets Securities Fund covers the period ended December 31, 2000. During the year, many emerging market economies benefited from positive events.

Asia continued to attract foreign investment during the year as economic recovery in most countries continued. South Korean president Kim Dae-jung's tireless efforts in bringing together the two Koreas bore fruit as South Korean companies expanded their business to the north. Although the latest Hyundai Group restructuring did arouse concern, it also brought to the forefront the need for corporate reforms. While the Korean government made some progress this year, we anticipate further changes ahead. In Hong Kong, we believe the city's reputation as a world-class financial center, its history of competent financial management and strong adherence to law continue to make for an attractive investment opportunity. In China, breakthrough World Trade Organization talks led to agreements on import tariff quotas and expanded legal rights for foreign companies. Meanwhile, in an encouraging development, the U.S. Senate granted permanent normal trading relations to China.

In Latin America, Mexico continued to display strong fundamentals during the year, including a 7.3% industrial production increase and double-digit import and export growth in October. High oil prices positively impacted government finances, improving income levels boosted results for domestic sector companies, and the country cleared its outstanding debt with the International Monetary Fund (IMF). Also, President Vicente Fox announced that tax reform will be a major component of his administration. Brazil continued its efforts to attract foreign investment by reducing taxes and red-tape restrictions and by streamlining foreign exchange laws. Citing economic growth and low inflation, Moody's Investors Service, an independent rating agency, raised the country's credit rating, thus restoring Brazil's rating to its level prior to the 1999 currency devaluation. Brazil also completed the largest ever emerging market debt exchange, swapping over US$5 billion worth of Brady bonds for new 40-year global bonds. In Argentina, despite a US$7.4 billion standby facility arrangement with

This chart in pie format shows the geographic distribution of Templeton Developing Markets Securities Fund as a percentage of total net assets on 12/31/00.

Asia                              35.9%
Latin America                     21.9%
Mid-East/Africa                   15.3%
Europe                            12.3%
Short-Term Investments
& Other Net Assets                14.6%

                                                                            TD-1

PAGE

Top 10 Countries
Templeton Developing Markets
Securities Fund
12/31/00

                    % of Total
                    Net Assets
------------------------------
   South Africa        12.9%

   Mexico               9.7%

   Brazil               8.3%

   South Korea          6.6%

   Thailand             6.1%

   Poland               5.5%

   Turkey               5.2%

   Hong Kong            4.9%

   Singapore            4.4%

   Indonesia            3.1%

the IMF in the first half of the year, concerns surrounding the country's high debt position appeared to resurface in November. These concerns, combined with the brief period of political instability following the vice president's resignation, contributed to that country's stock market decline. In a positive development, the approval of an IMF-led US$39.7 billion rescue package, which included US$10 billion from local banks, could improve investor confidence in the country.

In South Africa, companies began to see the benefits of recent efforts to streamline operations and increase competitiveness on an international level. In a favorable development, the government announced its intention to accelerate the privatization of state-owned companies and raise at least US$6 billion by 2004, primarily through foreign direct investment.

During the 12-month reporting period, Southern and Eastern European countries undertook various reforms seeking to ensure their accession into the European Union. In Turkey, a short-term banking crisis in December led to a US$10 billion IMF loan package and government measures to strengthen the banking system and speed up privatization. In Russia, President Putin continued his battle to push through economic and political reforms, the impact of which remains to be seen. Meanwhile high oil prices worldwide bolstered the country's exports, which grew 34% in September.

Unfortunately, the year began on a promising note for emerging market equities that was not realized. The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index gained 2.42% in the first quarter, largely on the impetus of information technology stocks, whose strength favorably impacted other industries. As we expected, the second quarter brought about heavy technology stock corrections, discouraging investors across the board and contributing to the MSCI EMF Index's 10.16% loss. In the third quarter, investors began to recuperate from these losses and rediscover value investing in old economy stocks. However, momentum slowed as the 10-year high in global oil prices took its toll on the markets and the MSCI EMF Index fell 13.00%. Signs of slowing U.S. growth also played a part in the volatility experienced in some markets, with the MSCI EMF Index further declining 13.32% in the fourth quarter. Historically, there has not been a strong correlation between U.S. and emerging market performance. However, during the recent U.S. technology stock boom, emerging market indexes seemed to move in tandem with those in the U.S., particularly the Nasdaq Composite Index. This short-term

TD-2
PAGE

correlation began to decline near the period's end. For the year under review, emerging markets delivered generally disappointing returns and the MSCI EMF Index fell 30.61%.(1)

Templeton Developing Markets Securities Fund seeks attractive bargains in emerging-market countries and regions where we see promising opportunities. In Asia, we used recent downturn periods to build long-term positions cheaply. We continue to favor South Africa due, in our opinion, to the market's growth potential and the generally high quality of the country's company managements. We believe that South Africa's policies will build long-term stability, as indicated by improving trade policies, strict monetary policies and a 10-year low budget deficit. As of year-end, South African holdings constituted the greatest proportion of the portfolio at 12.9% of total net assets, followed by Mexico (9.7%), Brazil (8.3%) and South Korea (6.6%). We invested predominantly in banking, telecommunications, and oil and gas.

We expect turbulence to continue in most emerging markets over the short term, as investors recuperate from this year's losses and become more cautious, especially in the heavily corrected technology sector. Expectations for lower U.S. interest rates could boost some markets, especially in Asia and Latin America as well as interest-rate sensitive sectors such as real estate. In any case, with economic recovery in most regions well on its way, we feel that the present equity discounts are unwarranted. Thus, we will continue to use these opportunities to build positions in what we believe to be cheap value stocks.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Top 10 Holdings
Templeton Developing Markets
Securities Fund
12/31/00

  Company                          % of Total
  Industry, Country                Net Assets
---------------------------------------------
   Grupo Financiero
   Banamex Accival
   SA de CV                             4.1%
   Banks, Mexico

   Cemex SA                             3.2%
   Construction Materials,
   Mexico

   Cheung Kong
   Holdings Ltd.                        3.2%
   Real Estate, Hong Kong

   Centrias Eletricas
   Brasileiras SA (Eletrobras)          3.0%
   Electric Utilities, Brazil

   Akbank                               2.0%
   Banks, Turkey

   Banco Bradesco SA, pfd.              2.0%
   Banks, Brazil

   South African
   Breweries PLC                        1.8%
   Beverages, South Africa

   Sasol Ltd.                           1.7%
   Oil & Gas, South Africa

   Samsung Electronics Co.
   Ltd.                                 1.7%
   Semiconductor
   Equipment & Products,
   South Korea

   Anglo American PLC                   1.6%
   Metals & Mining, South
   Africa

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                           TD-3
PAGE



Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, Hong Kong's equity market has increased 763% in the past 15 years, but has suffered 5 quarterly declines of more than 20% during that time.(2) While short-term volatility can be disconcerting, declines of more than 50% are not unusual in emerging markets. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

(2). Source: Hang Seng Index. The Hang Seng Index is the main indicator of stock market performance in Hong Kong. Based on quarterly percentage price change over 15 years ended 12/31/00. Market return is measured in U.S.-dollar terms and does not include reinvested dividends.

TD-4
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Developing Markets Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                                   Since      Since Class 2
                                                                                               Inception       Inception
                                                                  1-Year          3-Year       (3/4/96)         (5/1/97)
                                                          -----------------------------------------------------------------
 Average Annual Total Return                                  -32.04%           -6.31%         -11.71%          -14.92%
 Cumulative Total Return                                      -32.04%          -17.75%         -45.18%          -44.72%
 Value of $10,000 Investment                                  $6,796           $8,225          $5,482           $5,528

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/4/96-12/31/00)

The graph compares the performance of Templeton Developing Markets Securities Fund - Class 2*, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Developing Markets Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index** and S&P/IFC Investable Composite Index** from 3/4/96-12/31/00.

                            Templeton Developing Markets            MSCI Emerging           S&P/IFC
                              Securities Fund - Class II       Markets Free Index        Investable
                                                                                          Composite
                                                                                              Index
                ------------------------------------------------------------------------------------
     03/04/1996                     $10,000                     $10,000                     $10,000
     03/31/1996                     $10,020         0.68%       $10,068     1.25%           $10,125
     04/30/1996                      $9,980         4.00%       $10,471     4.04%           $10,534
     05/31/1996                     $10,010        -0.45%       $10,424    -0.88%           $10,442
     06/30/1996                      $9,800         0.62%       $10,488     1.17%           $10,564
     07/31/1996                      $9,250        -6.83%        $9,772    -6.56%            $9,871
     08/31/1996                      $9,250         2.56%       $10,022     3.09%           $10,176
     09/30/1996                      $9,370         0.87%       $10,109     1.48%           $10,327
     10/31/1996                      $9,140        -2.67%        $9,839    -2.15%           $10,105
     11/30/1996                      $9,460         1.68%       $10,005     1.48%           $10,254
     12/31/1996                      $9,430         0.45%       $10,050     0.44%           $10,299
     01/31/1997                     $10,110         6.82%       $10,735     7.07%           $11,027
     02/28/1997                     $10,349         4.28%       $11,194     4.88%           $11,566
     03/31/1997                     $10,138        -2.63%       $10,900    -2.46%           $11,281
     04/30/1997                      $9,896         0.18%       $10,920    -1.69%           $11,090
     05/31/1997                      $9,816         2.86%       $11,232     3.40%           $11,467
     06/30/1997                      $9,977         5.35%       $11,833     4.32%           $11,963
     07/31/1997                     $10,369         1.49%       $12,009     0.97%           $12,079
     08/31/1997                      $9,363       -12.72%       $10,482   -12.76%           $10,538
     09/30/1997                      $9,604         2.77%       $10,772     3.25%           $10,880
     10/31/1997                      $7,863       -16.41%        $9,004   -16.44%            $9,091
     11/30/1997                      $7,067        -3.65%        $8,676    -4.74%            $8,660
     12/31/1997                      $6,665         2.41%        $8,885     1.42%            $8,783
     01/31/1998                      $6,252        -7.84%        $8,188    -6.58%            $8,205
     02/28/1998                      $6,967        10.44%        $9,043    10.21%            $9,043
     03/31/1998                      $7,123         4.34%        $9,435     3.92%            $9,398
     04/30/1998                      $6,887        -1.09%        $9,333     0.25%            $9,421
     05/31/1998                      $5,808       -13.70%        $8,054   -12.47%            $8,246
     06/30/1998                      $5,098       -10.49%        $7,209   -10.22%            $7,404
     07/31/1998                      $5,129         3.17%        $7,438     3.98%            $7,698
     08/31/1998                      $3,947       -28.91%        $5,287   -28.11%            $5,534
     09/30/1998                      $4,153         6.34%        $5,623     4.75%            $5,797
     10/31/1998                      $4,739        10.53%        $6,215    11.58%            $6,468
     11/30/1998                      $5,345         8.32%        $6,732     7.53%            $6,956
     12/31/1998                      $5,263        -1.45%        $6,634    -1.50%            $6,851
     01/31/1999                      $5,057        -1.61%        $6,527    -2.42%            $6,685
     02/28/1999                      $4,975         0.97%        $6,591     1.78%            $6,804
     03/31/1999                      $5,680        13.18%        $7,459    11.67%            $7,599
     04/30/1999                      $6,910        12.37%        $8,382    13.63%            $8,634
     05/31/1999                      $6,722        -0.58%        $8,333    -1.79%            $8,480
     06/30/1999                      $7,514        11.35%        $9,279    10.90%            $9,404
     07/31/1999                      $7,003        -2.72%        $9,027    -1.43%            $9,269
     08/31/1999                      $6,732         0.91%        $9,109     1.08%            $9,370
     09/30/1999                      $6,399        -3.38%        $8,801    -2.78%            $9,109
     10/31/1999                      $6,576         2.13%        $8,989     1.70%            $9,264
     11/30/1999                      $7,003         8.97%        $9,795     8.99%           $10,097
     12/31/1999                      $8,066        12.72%       $11,041    13.40%           $11,450
     01/31/2000    -3.88%            $7,753         0.60%       $11,107    -0.01%           $11,449
     02/29/2000    -3.79%            $7,460         1.32%       $11,254    -0.08%           $11,439
     03/31/2000     0.56%            $7,501         0.49%       $11,309     1.44%           $11,604
     04/30/2000    -9.85%            $6,762        -9.48%       $10,237   -10.21%           $10,419
     05/31/2000    -7.61%            $6,248        -4.13%        $9,814    -2.78%           $10,130
     06/30/2000     7.06%            $6,689         3.52%       $10,159     2.82%           $10,415
     07/31/2000    -3.77%            $6,437        -5.14%        $9,637    -4.80%            $9,915
     08/31/2000     2.12%            $6,573         0.49%        $9,684     0.38%            $9,953
     09/30/2000    -9.58%            $5,943        -8.73%        $8,839    -8.94%            $9,063
     10/31/2000    -8.13%            $5,460        -7.25%        $8,198    -8.09%            $8,330
     11/30/2000    -4.81%            $5,198        -8.74%        $7,482    -8.83%            $7,595
     12/31/2000     5.45%            $5,482         2.41%        $7,662     2.90%            $7,815

**Sources: MSCI; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Templeton Developing
Markets Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           TD-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Highlights


                                                                                            Class 1
                                                               ------------------------------------------------------------------
                                                                                    Year Ended December 31,
                                                               ------------------------------------------------------------------
                                                                    2000         1999          1998          1997        1996(c)
                                                               ------------------------------------------------------------------
Per share operating performance(e)
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................      $7.77        $5.13         $6.63         $9.43      $ 10.00
                                                               ------------------------------------------------------------------
Income from investment operations:
 Net investment incomed ......................................        .07          .05           .07           .09          .05
 Net realized and unrealized gains (losses) ..................      (2.52)        2.67         (1.42)        (2.82)      (  .62)
                                                               ------------------------------------------------------------------
Total from investment operations .............................      (2.45)        2.72         (1.35)        (2.73)      (  .57)
                                                               ------------------------------------------------------------------
Less distributions from:
 Net investment income .......................................       (.07)        (.08)         (.09)         (.04)          --
 Net realized gains ..........................................         --           --          (.06)         (.03)          --
                                                               ------------------------------------------------------------------
Total distributions ..........................................       (.07)        (.08)         (.15)         (.07)          --
                                                               ------------------------------------------------------------------
Net asset value, end of year .................................      $5.25        $7.77         $5.13         $6.63      $  9.43
                                                               ==================================================================
Total return(b)...............................................   (31.76)%       53.84%      (20.94)%      (29.22)%     ( 5.70)%
Ratios/supplemental data
Net assets, end of year (000's) ..............................   $301,645     $297,605      $180,684      $163,459      $72,245
Ratios to average net assets:
 Expenses ....................................................      1.56%        1.50%         1.66%         1.58%         1.70%(a)
 Expenses, excluding waiver and payment by affiliate .........      1.56%        1.50%         1.66%         1.58%         1.78%(a)
 Net investment income .......................................      1.13%         .82%         1.67%         1.63%         1.52%(a)
Portfolio turnover rate ......................................     89.48%       60.27%        23.22%        23.82%         9.95%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period March 4, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.
(e)Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of the merger discussed in Note 6.

TD-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Highlights (continued)

                                                                                  Class 2
                                                        -----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        -----------------------------------------------------------
                                                             2000           1999           1998           1997(c)
                                                        -----------------------------------------------------------
Per share operating performance(e)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $7.74         $5.12           $6.62           $9.85
                                                        -----------------------------------------------------------
Income from investment operations:
 Net investment incomed .............................          .06           .03             .07             .04
 Net realized and unrealized gains (losses) .........        (2.53)         2.66           (1.42)          (3.27)
                                                        -----------------------------------------------------------
Total from investment operations ....................        (2.47)         2.69           (1.35)          (3.23)
                                                        -----------------------------------------------------------
Less distributions from:
 Net investment income ..............................         (.05)         (.07)           (.09)             --
 Net realized gains .................................           --             --           (.06)             --
                                                        -----------------------------------------------------------
Total distributions .................................         (.05)         (.07)           (.15)             --
                                                        -----------------------------------------------------------
Net asset value, end of year ........................        $5.22         $7.74           $5.12           $6.62
                                                        ===========================================================
Total returnb .......................................     (32.04)%        53.27%        (21.03)%        (32.79)%
Ratios/supplemental data
Net assets, end of year (000's) .....................      $56,617       $49,654         $17,287          $9,569
Ratios to average net assets:
 Expenses ...........................................        1.81%         1.75%           1.91%            1.77%(a)
 Net investment income ..............................         .88%          .52%           1.44%            1.48%(a)
Portfolio turnover rate .............................       89.48%        60.27%          23.22%           23.82%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.
(e)Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of the merger discussed in Note 6.

                       See notes to financial statements.

                                                                           TD-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000


                                                                                                            SHARES/
                                                                          INDUSTRY                          WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    Long Term Investments 85.4%
    Argentina 2.5%
(a) Capex SA, A .............................................           Electric Utilities                     69,028  $    356,064
(a) Molinos Rio de la Plata SA, B ...........................              Food Products                      908,459     1,528,657
    Perez Companc SA, B .....................................                Oil & Gas                      1,091,351     1,683,374
    Quilmes Industrial SA, ADR, pfd. ........................                Beverages                        204,750     1,842,750
    Telecom Argentina Stet-France Telecom SA, ADR ........... Diversified Telecommunication Services          217,640     3,414,228
                                                                                                                       ------------
                                                                                                                          8,825,073
    Austria 2.2%                                                                                                       ------------
    Austria Tabak AG ........................................                 Tobacco                          16,297       903,493
    Bbag Oesterreichische Brau-Beteiligungs AG ..............                Beverages                         23,780     1,026,992
    Erste Bank der Oester Sparkassen AG .....................                  Banks                           55,010     2,479,021
    Mayr-Melnhof Karton AG ..................................         Containers & Packaging                   21,044       927,799
    OMV AG ..................................................                Oil & Gas                         30,805     2,386,012
                                                                                                                       ------------
                                                                                                                          7,723,317
    Brazil 8.3%                                                                                                        ------------
(a) Banco Bradesco SA, pfd. .................................                  Banks                    1,011,243,734     7,260,211
    Centrais Eletricas Brasileiras SA (Eletrobras) ..........           Electric Utilities                166,423,000     3,076,692
    Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. .           Electric Utilities                406,998,000     7,515,896
    Cia Energetica de Minas Gerais, pfd. ....................           Electric Utilities                111,434,000     1,611,507
    Companhia Paranaense de Energia-Copel, B, pfd. ..........           Electric Utilities                245,035,000     1,985,412
(a) Companhia Riograndense de Telecom, A, pfd. .............. Diversified Telecommunication Services        3,597,000     1,448,023
    Copene-Petroquimica do Nordeste SA, A, pfd. .............                Chemicals                      1,655,700       509,446
    Duratex SA, pfd. ........................................            Building Products                 74,447,583     2,099,804
    Eletropaulo Metropolitana SA, pfd. ......................           Electric Utilities                 17,230,000       795,319
    Empresa Brasileira de Aeronautica SA ....................           Aerospace & Defense                   166,100     1,051,967
    Tele Norte Leste Participacoes SA, pfd. ................. Diversified Telecommunication Services       19,293,883       415,561
    Unibanco Uniao de Bancos Brasileiros SA, GDR ............                  Banks                           60,290     1,774,787
                                                                                                                       ------------
                                                                                                                         29,544,625
(a) Chile .5%                                                                                                          ------------
    Cia de Telecomunicaciones de Chile SA, ADR .............. Diversified Telecommunication Services          113,254     1,493,537
    Madeco Manufacturera de Cobre SA, ADR ...................             Metals & Mining                      61,020       292,896
                                                                                                                       ------------
                                                                                                                          1,786,433
    China .6%                                                                                                          ------------
    Beijing Datang Power Generation Co. Ltd., H .............           Electric Utilities                     84,000        21,808
(a) China Petroleum & Chemical Corp., H .....................                Oil & Gas                      1,832,000       291,245
    PetroChina Co. Ltd., H ..................................                Oil & Gas                      7,466,000     1,244,349
    Shandong Huaneng Power Development Co. Ltd., ADR ........           Electric Utilities                     89,050       713,290
                                                                                                                       ------------
                                                                                                                          2,270,692
    Colombia .1%                                                                                                       ------------
    Cementos Argos SA .......................................         Construction Materials                  177,700       305,968
                                                                                                                       ------------
    Croatia .2%
    Pliva D D, GDR, Reg S ...................................             Pharmaceuticals                      68,600       806,050
                                                                                                                       ------------
    Czech Republic 1.6%
(a) CEZ AS ..................................................           Electric Utilities                  2,090,805     5,540,065
    Philip Morris CR AS .....................................                 Tobacco                             225        34,683
                                                                                                                       ------------
                                                                                                                          5,574,748
                                                                                                                       ------------


TD-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                                       SHARES/
                                                                           INDUSTRY                   WARRANTS       VALUE
------------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Egypt 1.2%
(a) Al Ahram Beverages Co., GDR ..........................                Beverages                      78,426   $ 1,009,735
    Commercial International Bank Ltd. ...................                  Banks                       201,750     1,841,163
(a) Orascom Telecom ......................................   Wireless Telecommunication Services         40,000       534,704
(a) Suez Cement Co. ......................................         Construction Materials                91,840       802,715
                                                                                                                  -----------
                                                                                                                    4,188,317
                                                                                                                  -----------
    Estonia .2%
    Hansabank Ltd. .......................................                  Banks                       102,650       856,649
                                                                                                                  -----------
    Finland .1%
    Hartwall OYJ, A ......................................                Beverages                      17,290       332,772
                                                                                                                  -----------
    Greece .4%
    Hellenic Telecommunications Organization SA .......... Diversified Telecommunication Services        87,160     1,300,397
                                                                                                                  -----------
    Hong Kong 4.9% .......................................
    Cheung Kong Holdings Ltd. ............................               Real Estate                    888,000    11,356,299
    Dairy Farm International Holdings Ltd. ...............          Food & Drug Retailing             1,561,333       562,080
    Hang Lung Development Co. Ltd. .......................               Real Estate                  1,906,000     1,698,317
    HSBC Holdings PLC ....................................                  Banks                        75,833     1,122,926
    Hutchison Whampoa Ltd. ...............................         Diversified Financials               211,400     2,635,758
                                                                                                                  -----------
                                                                                                                   17,375,380
                                                                                                                  -----------
    Hungary .9%
    Egis RT ..............................................             Pharmaceuticals                   10,528       397,121
    Gedeon Richter Ltd. ..................................             Pharmaceuticals                   21,060     1,243,431
    Matav RT ............................................. Diversified Telecommunication Services       236,900       984,217
    Mol Magyar Olay-Es Gazipari RT .......................                Oil & Gas                      25,300       427,431
                                                                                                                  -----------
                                                                                                                    3,052,200
                                                                                                                  -----------
    India 1.2%
    Gas Authority of India Ltd.,144A, GDR ................              Gas Utilities                    14,000        87,850
    Grasim Industries Ltd. ...............................        Industrial Conglomerates               80,162       496,118
    Hindalco Industries Inc. .............................             Metals & Mining                    9,441       149,209
    Hindustan Petroleum Corp. Ltd. .......................                Oil & Gas                      58,850       177,571
    Mahanagar Telephone Nigam Ltd. ....................... Diversified Telecommunication Services       482,300     1,850,470
    Satyam Computers Services Ltd. .......................        IT Consulting & Services               14,800       102,487
    SSI Ltd. .............................................        IT Consulting & Services               29,650       909,127
(a) Zee Telefilms Ltd. ...................................                  Media                       112,500       667,577
                                                                                                                  -----------
                                                                                                                    4,440,409
                                                                                                                  -----------
    Indonesia 3.1%
(a) Asia Pulp & Paper Co. Ltd., ADR ......................         Paper & Forest Products              393,230       196,615
(a) PT Barito Pacific Timber TBK .........................         Paper & Forest Products            1,644,000        22,090
    PT Gudang Garamm .....................................                 Tobacco                      521,000       700,052
    PT Hanjaya Mandala Sampoerna .........................                 Tobacco                      178,500       274,899
(a) PT Indah Kiat Pulp & Paper Corp. .....................         Paper & Forest Products           11,463,750       977,529
(a) PT Indocement Tunggal Prakarsa .......................         Construction Materials             2,790,500       461,478
(a) PT Indofoods Sukses Makmur ...........................              Food Products                19,163,525     1,535,063
    PT Indosat ........................................... Diversified Telecommunication Services     1,923,000     1,788,837
    PT Semen Gresik (Persero) ............................         Construction Materials             1,493,618       895,399
    PT Telekomunikasi Indonesia (Persero), B ............. Diversified Telecommunication Services    18,738,900     3,970,516
    PT Timah TBK .........................................             Metals & Mining                1,788,500       254,180
    PT Tjiwi Kimia .......................................         Paper & Forest Products            2,233,380       144,275
                                                                                                                  -----------
                                                                                                                   11,220,933
                                                                                                                  -----------

                                                                           TD-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                                     SHARES/
                                                                         INDUSTRY                   WARRANTS       VALUE
----------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Israel 1.2%
    Elbit Systems Ltd. .................................           Aerospace & Defense                18,267    $   238,079
    Elron Electronic Industries Ltd. ...................   Electronic Equipment & Instruments         41,920      1,181,867
(a) Formula Systems Ltd. ...............................                Software                      26,380        827,902
(a) Fundtech Ltd. ......................................                Software                      42,890        766,659
(a) Gilat Satellite Networks Ltd. ......................        Communications Equipment               7,680        195,840
    Koor Industries Ltd. ...............................        Industrial Conglomerates               3,370        218,444
(a) Magic Software Enterprises Ltd. ....................                Software                      21,450         50,944
(a) Makhteshim-Agan Industries Ltd. ....................                Chemicals                    228,370        558,570
(a) Orckit Communications Ltd. ......................... Diversified Telecommunication Services       21,800         46,325
(a) Sapiens International Corp. ........................                Software                         600            656
(a) Tecnomatix Technologies Ltd. .......................                Software                      29,339        154,030
(a) Vocaltec Communications Ltd. .......................                Software                      26,350        116,928
                                                                                                                -----------
                                                                                                                  4,356,244
                                                                                                                -----------
    Malaysia .7%
    Genting Bhd. .......................................      Hotels Restaurants & Leisure           748,200      1,850,810
    IOI Corp. Bhd. .....................................              Food Products                  599,000        401,961
    Resorts World Bhd. .................................      Hotels Restaurants & Leisure           250,000        398,026
                                                                                                                -----------
                                                                                                                  2,650,797
                                                                                                                -----------
    Mexico 9.7%
    Alfa SA de CV, A ...................................        Industrial Conglomerates             355,500        488,380
    Cemex SA ...........................................         Construction Materials            3,183,555     11,513,611
    DESC SA de CV DESC, B ..............................        Industrial Conglomerates             602,400        228,835
    Fomento Economico Mexicano SA de CV Femsa ..........                Beverages                     19,420        580,172
    Grupo Bimbo SA de CV, A ............................              Food Products                  711,000        998,959
(a) Grupo Carso SA de CV, A ............................        Industrial Conglomerates              35,000         86,694
(a) Grupo Financiero Banamex Accival SA de CV ..........                  Banks                    9,016,059     14,825,803
(a) Grupo Financiero Bancomer SA de CV .................                  Banks                    1,773,000        981,668
    Kimberly Clark de Mexico SA de CV, A ...............         Paper & Forest Products              78,000        215,934
(a) Nuevo Grupo Mexico, B ..............................             Metals & Mining                 147,800        446,084
    Telefonos de Mexico SA (Telmex), ADR ............... Diversified Telecommunication Services       99,920      4,508,890
                                                                                                                -----------
                                                                                                                 34,875,030
                                                                                                                -----------
    Pakistan 1.1%
(a) Hub Power Co. Ltd. .................................           Electric Utilities              5,254,000      1,798,015
    Pakistan Telecommunications Corp., A ............... Diversified Telecommunication Services    5,577,500      2,100,555
                                                                                                                -----------
                                                                                                                  3,898,570
                                                                                                                -----------
    Philippines 1.4%
(a) Philippine National Bank ...........................                  Banks                    1,353,861      1,028,934
(a) RFM Corp. ..........................................              Food Products                  150,715          3,014
    San Miguel Corp., B ................................                Beverages                  3,694,300      4,100,673
                                                                                                                -----------
                                                                                                                  5,132,621
                                                                                                                -----------

TD-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                               SHARES/
                                                                 INDUSTRY                     WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Poland 5.5%
    Bank Rozwoju Eksportu SA .................                    Banks                         47,100      $ 1,493,067
    Bank Slaski SA W Katowicach ..............                    Banks                         29,656        1,686,427
(a) Elektrim SA ..............................            Electrical Equipment                 415,500        5,087,550
    Impexmetal SA ............................               Metals & Mining                    93,892          620,267
(a) Orbis SA .................................        Hotels Restaurants & Leisure              74,000          463,787
    Polski Koncern Naftowy Orlen SA ..........                  Oil & Gas                      935,607        5,094,049
    Prokom Software SA .......................          IT Consulting & Services                15,756          663,410
    Telekomunikacja Polska SA ................   Diversified Telecommunication Services        671,001        4,481,459
                                                                                                            -----------
                                                                                                             19,590,016
                                                                                                            -----------
    Russia 1.1%
    Lukoil Holdings ..........................                  Oil & Gas                       10,500           97,125
    Lukoil Holdings, ADR .....................                  Oil & Gas                       61,010        2,181,108
    Mosenergo, ADR ...........................             Electric Utilities                  103,450          232,763
    Mosenergo, GDR ...........................             Electric Utilities                   23,100           54,652
    Rostelecom, ADR ..........................   Diversified Telecommunication Services        236,280        1,225,703
    Rostelecom, pfd. .........................   Diversified Telecommunication Services        249,000           92,130
                                                                                                            -----------
                                                                                                              3,883,481
                                                                                                            -----------
    Singapore 4.4%
    Cycle & Carriage Ltd. ....................              Specialty Retail                    52,605          100,720
    First Capital Corp. Ltd. .................                 Real Estate                     121,000           97,693
    Fraser and Neave Ltd. ....................                  Beverages                      890,100        3,439,256
(a) Golden Agri-Resources Ltd. ...............                Food Products                  1,780,000          220,703
    Keppel Corp. Ltd. ........................           Diversified Financials              2,423,600        4,724,203
(a) Natsteel Electronics Ltd. ................           Computers & Peripherals             1,065,000        4,821,367
    Natsteel Ltd. ............................          Industrial Conglomerates                87,000          146,505
    Sembcorp Industries Ltd. .................          Industrial Conglomerates               780,694          765,386
    Sembcorp Marine Ltd. .....................                  Machinery                    1,541,000          622,088
    United Industrial Corp. Ltd. .............                 Real Estate                   1,654,000          810,784
                                                                                                            -----------
                                                                                                             15,748,705
                                                                                                            -----------
(a) Slovak Republic .1%
    Slovnaft AS ..............................                  Oil & Gas                       39,010          436,912
                                                                                                            -----------
    South Africa 12.9%
(a) African Bank Investments Ltd. ............           Diversified Financials              1,084,000          766,103
    Anglo American PLC .......................               Metals & Mining                   106,587        5,758,796
    Barloworld Ltd. ..........................          Industrial Conglomerates               741,700        4,663,794
(a) Comparex Holdings Ltd. ...................          IT Consulting & Services                66,600           73,726
    Fedsure Holdings Ltd. ....................                  Insurance                      372,177        1,533,939
    Firstrand Ltd. ...........................                    Banks                        107,000          118,732
(a) Imperial Holdings Ltd. ...................              Specialty Retail                    96,952          772,286
    Iscor Ltd. ...............................               Metals & Mining                   806,784        1,332,206
    Kersaf Investments Ltd. ..................        Hotels Restaurants & Leisure             289,767        1,232,562
    Liberty Group Ltd. .......................                  Insurance                      290,762        2,592,660
    Nedcor Ltd. ..............................                    Banks                         13,364          301,882
    Old Mutual PLC ...........................                  Insurance                    1,112,150        2,770,282
    Palabora Mining Co. Ltd. .................               Metals & Mining                    89,700          545,073
    Remgro Ltd. ..............................          Industrial Conglomerates               416,170        2,847,768
    Reunert Ltd. .............................     Electronic Equipment & Instruments          110,400          189,590
    Sanlam Ltd. ..............................                  Insurance                    1,334,000        1,684,682
    Sappi Ltd. ...............................           Paper & Forest Products               132,224          944,956


                                                                          TD-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                                                             SHARES/
                                                                                  INDUSTRY                   WARRANTS     VALUE
---------------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    South Africa (cont.)
    Sasol Ltd. ..................................................                 Oil & Gas                    950,200  $ 6,144,292
    South African Breweries PLC .................................                 Beverages                    922,324    6,481,854
    Super Group Ltd. ............................................             Specialty Retail                  97,000       69,194
    Tiger Brands Ltd. ...........................................               Food Products                  461,638    3,963,867
    Tongaat-Hulett Group Ltd. ...................................               Food Products                  179,995      907,108
    Venfin Ltd. .................................................    Wireless Telecommunication Services       213,909      569,388
                                                                                                                        -----------
                                                                                                                         46,264,740
    South Korea 6.6%                                                                                                    -----------
    Cheil Jedang Corp. ..........................................               Food Products                   47,360    1,141,881
    Hana Bank ...................................................                   Banks                       49,098      229,771
(a) Hyundai Electronics Industries Co. ..........................    Semiconductor Equipment & Products        281,550      895,841
    Hyundai Motor Co. Ltd. ......................................                Automobiles                   211,660    2,024,574
(a) Korea Data Systems ..........................................          Computers & Peripherals             136,440      173,651
    Korea Electric Power Corp. ..................................            Electric Utilities                221,940    4,140,541
    Korea Telecom Corp., ADR ....................................  Diversified Telecommunication Services       18,912      586,272
    L.G. Chemical Ltd. ..........................................                 Chemicals                     54,630      490,159
    Samsung Corp. ...............................................     Trading Companies & Distributors          78,460      319,422
(a) Samsung Electro-Mechanics Co. ...............................    Electronic Equipment & Instruments          6,247      169,385
    Samsung Electronics Co. Ltd. ................................    Semiconductor Equipment & Products         48,356    6,039,722
(a) Samsung Heavy Industries Co. Ltd. ...........................                 Machinery                    865,407    3,016,952
    Samsung SDI Co. Ltd. ........................................    Electronic Equipment & Instruments         60,023    2,230,104
    SK Corp. ....................................................                 Oil & Gas                    186,840    2,053,025
    SK Global ...................................................     Trading Companies & Distributors          47,710      293,803
                                                                                                                        -----------
                                                                                                                         23,805,103
    Taiwan .6%                                                                                                          -----------
(a) Accton Technology Corp. .....................................          Computers & Peripherals             454,000      437,779
    Advantech Co. Ltd. ..........................................          Computers & Peripherals              38,000      120,609
(a) Compal Electronics Inc. .....................................          Computers & Peripherals             367,000      498,105
    Elan Microelectronics Corp. .................................                 Software                      63,000      104,740
(a) Procomp Informatics Co. Ltd. ................................                 Machinery                     71,000      152,379
(a) Ritek Corp. .................................................          Computers & Peripherals              15,000       22,354
    UNI-President Enterprises Corp. .............................               Food Products                1,039,240      691,109
(a) Yageo Corp. .................................................    Electronic Equipment & Instruments        198,000      156,212
                                                                                                                        -----------
                                                                                                                          2,183,287
   Thailand 6.1%                                                                                                        -----------
(a) American Standard Sanitaryware Public Co. Ltd., fgn. ........             Building Products                 24,500       90,364
(a) Bangkok Bank Public Co. Ltd. ................................                   Banks                       28,287       16,628
(a) Bangkok Bank Public Co. Ltd., fgn. ..........................                   Banks                    1,915,700    1,523,551
    BEC World Public Co. Ltd., fgn. .............................                   Media                      115,990      577,543
    Charoen Pokphand Foods Public Co. Ltd., fgn. ................               Food Products                2,057,360    1,882,831
(a) Charoen Pokphand Foods Public Co. Ltd., wts., 4/29/02, fgn. .               Food Products                1,079,130       69,653
    Electricity Generating Public Co. Ltd. ......................            Electric Utilities                264,400      237,704
    Hana Microelectronics Co. Ltd., fgn. ........................    Electronic Equipment & Instruments        168,100      344,880
(a) Jasmine International Public Co. Ltd., fgn. .................  Diversified Telecommunication Services      824,400      155,834
(a) Land and House Public Co. Ltd., fgn. ........................            Household Durables                530,826      168,254
    PTT Exploration & Production Public Co. Ltd., fgn. ..........                 Oil & Gas                    735,300    1,711,971
    Saha Union Public Co. Ltd., fgn. ............................            Textiles & Apparel                 89,794       25,357
(a) Serm Suk Public Co. Ltd. ....................................                 Beverages                      9,400       19,610
(a) Shin Corporations Public Co. Ltd., fgn. .....................    Wireless Telecommunication Services       485,200    1,789,580
(a) Siam Cement Public Co. Ltd. .................................          Construction Materials               45,850      293,829


TD-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                                             SHARES/
                                                                                  INDUSTRY                   WARRANTS     VALUE
---------------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Thailand (cont.)
(a) Siam Cement Public Co. Ltd., fgn. .....................          Construction Materials                  180,410  $   1,705,120
(a) Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ..........                   Banks                        7,684,100      3,808,394
(a) Siam Commercial Bank, wts., 6/22/04, fgn. .............                   Banks                           67,926          5,011
    Siam Makro Public Co. Ltd., fgn. ......................             Multiline Retail                     455,800        546,372
(a) Telecomasia Corp. Public Co. Ltd., fgn. ...............  Diversified Telecommunication Services        1,682,900        688,600
(a) Thai Airways International Public Co. Ltd., fgn. ......                 Airlines                         875,200        645,606
(a) Thai Farmers Bank Public Co. Ltd. .....................                   Banks                          362,716        163,047
(a) Thai Farmers Bank Public Co. Ltd., fgn. ...............                   Banks                        6,010,250      2,978,801
(a) Total Access Communication Public Co. Ltd. ............  Diversified Telecommunication Services          686,500      1,846,685
(a) United Communications Industries, fgn. ................         Communications Equipment                 480,200        387,437
                                                                                                                      -------------
                                                                                                                         21,682,662
    Turkey 5.2%                                                                                                       -------------
    Akbank ................................................                   Banks                    1,155,056,328      7,323,571
    Akcansa Cimento Sanayi Ve Ticaret AS ..................          Construction Materials               12,960,000        137,276
    Arcelik AS, Br. .......................................            Household Durables                 50,264,000        862,354
    Haci Omer Sabanci Holding AS ..........................          Diversified Financials               59,470,000        514,585
(a) KOC Holding AS ........................................          Diversified Financials               13,182,000        560,476
(a) Tupras-Turkiye Petrol Rafineleri AS ...................                 Oil & Gas                    150,830,000      5,625,466
(a) Turkcell Iletisim Hizmetleri AS .......................    Wireless Telecommunication Services        83,020,000      2,600,955
(a) Yapi ve Kredi Bankasi AS ..............................                   Banks                      225,110,000      1,158,630
                                                                                                                      -------------
                                                                                                                         18,783,313
    Venezuela .8%                                                                                                     -------------
    Compania Anonima Nacional Telefonos de Venezuela, ADR .  Diversified Telecommunication Services          159,190      3,014,661
    Total Long Term Investments (Cost $365,753,229)........                                                           -------------
                                                                                                                        305,910,105
                                                                                                                      -------------




                                                                                                           PRINCIPAL
                                                                                                            AMOUNT
                                                                                                           ---------
Short Term Investments 16.2%
U.S. Treasury Bills, 5.190% - 5.915%, with maturities to 4/12/01 (Cost$58,667,000)                        $58,667,000    57,955,798
                                                                                                                       ------------
Total Investments (Cost $423,704,252) 101.6%.......................                                                     363,865,903
Other Assets, less Liabilities (1.6%) .............................                                                      (5,603,947)
                                                                                                                       ------------
Total Net Assets 100.0% ...........................................                                                    $358,261,956
                                                                                                                       ============

(a)Non-income producing


                       See notes to financial statements.

                                                                          TD-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $  423,704,252
                                                           ==============
  Value ...............................................       363,865,903
 Cash .................................................            84,140
 Receivables:
  Investment securities sold ..........................         2,447,465
  Capital shares sold .................................         1,167,800
  Dividends and interest ..............................         1,238,370
                                                           --------------
    Total assets ......................................       368,803,678
                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................         2,670,013
  Capital shares redeemed .............................         7,206,133
  Affiliates ..........................................           442,980
  Professional fees ...................................             8,626
  Reports to shareholders .............................            62,200
 Other liabilities ....................................           151,770
                                                           --------------
    Total liabilities .................................        10,541,722
                                                           --------------
     Net assets, at value .............................    $  358,261,956
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $    3,039,417
 Net unrealized depreciation ..........................       (59,838,349)
 Accumulated net realized loss ........................      (147,401,712)
 Capital shares .......................................       562,462,600
                                                           --------------
     Net assets, at value .............................    $  358,261,956
                                                           ==============
Class 1:
 Net assets, at value .................................    $  301,644,695
                                                           ==============
 Shares outstanding ...................................        57,454,209
                                                           ==============
 Net asset value and offering price per share .........    $         5.25
                                                           ==============
Class 2:
 Net assets, at value .................................    $   56,617,261
                                                           ==============
 Shares outstanding ...................................        10,836,165
                                                           ==============
 Net asset value and offering price per share .........    $         5.22
                                                           ==============

     See notes to financial statements. See notes to financial statements.

TD-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2000

Investment Income:
 (net of foreign taxes of $1,317,831)
 Dividends ................................................................    $    8,814,786
 Interest .................................................................         1,662,815
                                                                               --------------
   Total investment income ................................................        10,477,601
                                                                               --------------
Expenses:
 Management fees (Note 3) .................................................         4,860,007
 Administrative fees (Note 3) .............................................           499,440
 Distribution fees - Class 2 (Note 3) .....................................           143,618
 Custodian fees ...........................................................           459,000
 Reports to shareholders ..................................................           160,047
 Registration and filing fees .............................................            10,200
 Professional fees (Note 3) ...............................................            37,400
 Trustees' fees and expenses ..............................................             6,500
 Other ....................................................................            35,850
                                                                               --------------
   Total expenses .........................................................         6,212,062
                                                                               --------------
    Net investment income .................................................         4,265,539
                                                                               --------------
Realized and unrealized losses:
 Net realized loss from:
   Investments ............................................................        (4,648,494)
   Foreign currency transactions ..........................................        (1,463,158)
                                                                               --------------
    Net realized loss .....................................................        (6,111,652)
 Net unrealized depreciation on:
   Investments ............................................................      (139,353,034)
   Translation of assets and liabilities denominated in foreign currencies           (235,725)
                                                                               --------------
    Net unrealized depreciation ...........................................      (139,588,759)
                                                                               --------------
Net realized and unrealized loss ..........................................      (145,700,411)
                                                                               --------------
Net decrease in net assets resulting from operations ......................    $ (141,434,872)
                                                                               ==============

                       See notes to financial statements.

                                                                          TD-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                  2000             1999
                                                                                           ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................  $    4,265,539    $   2,058,823
  Net realized loss from investments and foreign currency transactions ...................      (6,111,652)     (41,927,283)
  Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilites denominated in foreign currencies ...........................    (139,588,759)     153,871,630
                                                                                            --------------    -------------
    Net increase (decrease) in net assets resulting from operations ......................    (141,434,872)     114,003,170
 Distributions to shareholders from:
  Net investment income:
    Class 1 ..............................................................................      (2,663,593)      (2,683,606)
    Class 2 ..............................................................................        (412,198)        (248,619)
                                                                                            --------------    -------------
 Total distributions to shareholders .....................................................      (3,075,791)      (2,932,225)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................     127,281,175       18,804,002
    Class 2 ..............................................................................      28,232,838       19,412,917
                                                                                            --------------    -------------
 Total capital share transactions ........................................................     155,514,013       38,216,919
    Net increase in net assets ...........................................................      11,003,350      149,287,864
Net assets:
 Beginning of year .......................................................................     347,258,606      197,970,742
                                                                                            --------------    -------------
 End of year .............................................................................  $  358,261,956    $ 347,258,606
                                                                                            ==============    =============
Undistributed net investment income included in net assets:
 End of year .............................................................................  $    3,039,417    $   1,649,089
                                                                                            ==============    =============

                       See notes to financial statements.

TD-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Developing Markets Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital appreciation. The portfolio invests primarily in developing markets equity securities.

Effective May 1, 2000, the name of the Templeton Developing Markets Equity Fund changed to Templeton Developing Markets Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          TD-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differ by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                         Year Ended December 31,
                                                    ------------------------------------------------------------------
                                                                  2000                              1999
                                                    ------------------------------------------------------------------
                                                         Shares           Amount           Shares          Amount
Class 1 Shares:                                     ------------------------------------------------------------------
Shares sold .......................................     10,455,914    $   63,455,322      5,134,763    $  32,419,782
Shares issued on merger (Note 6) ..................     23,685,284       153,007,317             --               --
Shares issued on reinvestment of distributions ....        385,260         2,663,593        562,601        2,683,606
Shares redeemed ...................................    (15,371,210)      (91,845,057)    (2,600,039)     (16,299,386)
                                                    ------------------------------------------------------------------
Net increase ......................................     19,155,248    $  127,281,175      3,097,325    $  18,804,002
                                                    ==================================================================
Class 2 Shares:
Shares sold .......................................     37,559,277    $  226,123,611      9,564,512    $  65,272,741
Shares issued on merger (Note 6) ..................         66,980           431,354             --               --
Shares issued on reinvestment of distributions ....         59,774           412,198         52,231          248,619
Shares redeemed ...................................    (33,265,941)     (198,734,325)    (6,579,693)     (46,108,443)
                                                    ------------------------------------------------------------------
Net increase ......................................      4,420,090    $   28,232,838      3,037,050    $  19,412,917
                                                    ==================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Asset Management Ltd. (TAML)                         Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)   Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

TD-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

\The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

      Annualized Fee Rate   Daily Net Assets
      -------------------------------------------------------------------------
            .15%            First $200 million
           .135%            Over $200 million, up to and including $700 million
            .10%            Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $9,166 that were paid to a law firm in which a partner of the law firm is an officer of the Fund.

4. INCOME TAXES

As of December 31, 2000, Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Developing Markets Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT - Templeton Developing Markets Securities Fund include capital loss carryovers of $67,575,504 acquired as a result of the reorganization with the Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund (See Note 6). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

  Capital loss carryover expiring in:
  2005 ..............................  $ 16,027,765
  2006 ..............................    63,025,428
  2007 ..............................    49,864,761
                                       ------------
                                       $128,917,954
                                       ============

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $8,755,988 and $142,073, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment companies, merger related expenses, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $433,292,452 was as follows:

  Unrealized appreciation .............  $  27,398,318
  Unrealized depreciation .............    (96,824,867)
                                         -------------
  Net unrealized depreciation .........  $ (69,426,549)
                                         =============

                                                                          TD-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)
5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $305,456,269 and $400,955,781, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Developing Markets Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Developing Markets Fund survived the reorganization, therefore, the financial statements of FTVIPT - Templeton Developing Markets Securities Fund reflect the financial statements of TVP - Templeton Developing Markets Fund. Immediately preceding the merger, FTVIPT - Templeton Developing Markets Securities Fund completed a split of its shares in the ratio of one new Class 1 share for each 1.3959 existing Class 1 share and one new Class 2 share for each 1.3996 existing Class 2 share. As a result, the FTVIPT - Templeton Developing Markets Securities Fund net asset value per share was $6.46 for Class 1 and $6.44 for Class 2 on May 1, 2000. TVP
- Templeton Developing Markets Fund's shareholders contributed net assets having an aggregate value of $308,060,631 (including $7,715,560 of unrealized appreciation) in exchange for 23,685,284 Class 1 shares and 66,980 Class 2 shares (post-split) of the FTVIPT - Templeton Developing Markets Securities Fund. Immediately prior to the merger, FTVIPT - Templeton Developing Markets Securities Fund had net assets of $153,438,671 (including unrealized appreciation of $14,920,668). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Developing Markets Securities Fund were $461,499,302.

TD-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Developing Markets Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          TD-21
PAGE

                                   TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high, current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------

At the beginning of the year, in our view investors continued to lose their optimism that interest rates would head lower, mostly because of upward revisions of global economic growth forecasts but also partly due to the potential negative effect of higher oil prices on inflation. The improved economic outlook was expected to result in higher commodity prices, capacity utilization rates and employment rates, all of which would add to inflationary pressures and tighter monetary policy stances by the world's central banks. Thus, the positive trend in global growth led to the consensus view that the industrial economies, except perhaps for Japan, had reached the bottom of their respective interest-rate cycles. However, during the second half of the period, inflation expectations waned as oil prices somewhat stabilized, albeit at higher levels, and economic data began to indicate growth rates were converging toward more sustainable levels going forward.

During the 12 months ended December 31, 2000, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a positive return of 8.26% in local- currency terms.(1) However, a stronger U.S. dollar during the period resulted in lower returns for the global index in U.S.-dollar terms, and the JPM GGBI only rose 2.34% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a positive 13.93% return for the period.(2)

The U.S. Treasury yield curve became inverted with shorter-term bonds offering higher yields than longer-term bonds during the reporting period. Short-term interest rates moved upward as the Federal Reserve

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

(2). Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 12/31/00, the index included 104 issues with a market value of US$1,611 billion.

This chart shows in pie format the geographic distribution of Templeton Global Income Securities Fund based on total net assets on 12/31/00.

Europe                                        51.7%
North America                                 21.4%
Latin America                                 11.4%
Australia/New Zealand                          6.8%
Asia                                           0.9%
Short-term Investments
& Other Net Assets                             7.8%

                                                                          TGI-1
PAGE

Board increased the federal funds target rate, and long-term rates moved downward due to the U.S. Treasury's 30-year Treasury bond buyback program. The latter contributed to generally positive returns for the U.S. bond market.

European bonds rose 7.55% in local-currency terms, as all European bond markets offered positive returns. The Euroland (the 11 countries making up the European Monetary Union or EMU) bond market also posted positive returns, but principally due to interest payments obtained from holding such bonds, which offset their price declines. The Euroland benchmark yield curve flattened during the period, as short-term rates increased mainly due to the European Central Bank's raising its reference interest rate and longer-term rates staying relatively unchanged. The EMU bond index rose 7.17% in euro terms, also despite monetary policy tightening, in this case by the European Central Bank, as German, Italian, French and Spanish bonds increased in value during the year under review.(3)

Elsewhere, the Japanese index climbed 2.27% for the 12-month period, despite a 25 basis point (0.25%) increase in short-term interest rates by the Bank of Japan in August.(3) The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably as inflation concerns were apparently less severe in these countries. Although they outperformed the global bond markets in local terms, they underperformed that of the U.S. in local-currency terms.

Emerging market bond prices rose during the 12-month period, mostly as a result of higher commodity prices and continued strength in the U.S. equity market. The former helped to improve export revenues and, hence, the external debt repayment capacity of the issuing countries. The latter seemed to reduce the level of risk aversion among investors and thus increased their appetite for emerging market bonds. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 14.41% in U.S.-dollar terms during the period.(4) Russian bonds were the best performers, rising 54.85% in U.S.-dollar terms, as they recovered primarily due to improved credit fundamentals and the successful restructuring of defaulted bonds as the government reached an agreement with bondholders through London Club negotiations.

(3). Source: J.P. Morgan, Government Bond Index Monitor.

(4). Source: Standard and Poor's Micropal. The J.P. Morgan Emerging Market Bond Global Index (EMBI) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds and local markets instruments.

TGI-2
PAGE

During the period under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 85%-90% of its assets to intermediate- and long-term global investment-grade bonds and approximately 10%-15% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds over the 12 months.

The Fund's overall allocation changed slightly during the period. On December 31, 2000, the Fund had 21.4% of total net assets in North America, down slightly from 23.8% at the beginning of the period, principally due to a smaller U.S. position, which declined from 20.2% on December 31, 1999, to 19.0% at end of the period. Although the overall European allocation increased only slightly to 51.7% at the end of the period, from 47.8% on December 31, 1999, we made quite a few changes within Europe during the period. We initiated new positions in Germany and France, while decreasing holdings in Italy and Spain. Elsewhere, we increased the allocation to New Zealand, Brazil and Venezuela.

Looking forward, we believe that global inflation will likely be quite tame in the period ahead and that global economic growth should continue to be slightly higher than the historical averages. This is a favorable environment for high-quality bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions in particular will continue to offer attractive return opportunities for the portfolio.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.





                                                                          TGI-3
PAGE

Templeton Global Income
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Income Securities Fund - Class 2*
Periods ended 12/31/00
                                                                           Since      Since Class 2
                                                                        Inception      Inception
                                   1-Year       5-Year      10-Year     (1/24/89)       (1/6/99)
                               --------------------------------------------------------------------
 Average Annual Total Return        +4.14%    +3.31%       +5.29%        +6.02%            -1.35%
 Cumulative Total Return            +4.14%   +17.66%      +67.38%      +100.93%            -2.65%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Templeton Global Income Securities Fund - Class 2* and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Global Income Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index** and CPI** from 1/1/91-12/31/00.*

                                        Templeton Global         J.P. Morgan Global         CPI
                                Income Securities Fund -      Government Bond Index
                                                Class II
                            --------------------------------------------------------------------
      01/01/1991                      $10,000                     $10,000               $10,000
      01/31/1991      1.19%           $10,119      2.27%          $10,227     0.60%     $10,060
      02/28/1991      2.18%           $10,340      0.09%          $10,236     0.15%     $10,075
      03/31/1991     -2.13%           $10,119     -3.13%           $9,916     0.15%     $10,090
      04/30/1991      1.43%           $10,263      0.26%           $9,942     0.15%     $10,105
      05/31/1991      1.16%           $10,382      1.04%          $10,045     0.30%     $10,136
      06/30/1991     -0.83%           $10,295     -1.34%           $9,910     0.29%     $10,165
      07/31/1991      1.99%           $10,500      2.11%          $10,119     0.15%     $10,180
      08/31/1991      0.34%           $10,536      2.08%          $10,330     0.29%     $10,210
      09/30/1991      2.65%           $10,815      3.65%          $10,707     0.44%     $10,255
      10/31/1991      1.32%           $10,958      0.99%          $10,813     0.15%     $10,270
      11/30/1991     -0.16%           $10,940      1.62%          $10,988     0.29%     $10,300
      12/31/1991      2.69%           $11,234      4.52%          $11,485     0.07%     $10,307
      01/31/1992     -0.19%           $11,213     -1.45%          $11,318     0.15%     $10,323
      02/29/1992      0.03%           $11,216     -0.29%          $11,286     0.36%     $10,360
      03/31/1992      0.08%           $11,225     -0.93%          $11,181     0.51%     $10,413
      04/30/1992      0.95%           $11,332      0.84%          $11,274     0.14%     $10,427
      05/31/1992      1.97%           $11,555      2.84%          $11,595     0.14%     $10,442
      06/30/1992     -0.02%           $11,553      2.73%          $11,911     0.36%     $10,479
      07/31/1992      1.05%           $11,674      2.21%          $12,174     0.21%     $10,501
      08/31/1992     -1.20%           $11,534      2.66%          $12,498     0.28%     $10,531
      09/30/1992     -4.69%           $10,993     -0.10%          $12,486     0.28%     $10,560
      10/31/1992      2.12%           $11,227     -2.50%          $12,174     0.35%     $10,597
      11/30/1992     -1.66%           $11,040     -1.77%          $11,958     0.14%     $10,612
      12/31/1992      1.35%           $11,189      0.94%          $12,071    -0.07%     $10,605
      01/31/1993      0.75%           $11,273      1.70%          $12,276     0.49%     $10,657
      02/28/1993      1.49%           $11,441      1.61%          $12,473     0.35%     $10,694
      03/31/1993      3.02%           $11,786      1.54%          $12,665     0.35%     $10,731
      04/30/1993      3.01%           $12,140      1.82%          $12,896     0.28%     $10,761
      05/31/1993      1.61%           $12,336      0.67%          $12,982     0.14%     $10,776
      06/30/1993     -0.21%           $12,310      0.05%          $12,989     0.14%     $10,791
      07/31/1993      0.32%           $12,350      0.04%          $12,994     0.00%     $10,791
      08/31/1993      2.22%           $12,624      2.96%          $13,379     0.28%     $10,822
      09/30/1993     -0.31%           $12,585      1.06%          $13,521     0.21%     $10,844
      10/31/1993      2.34%           $12,879     -0.05%          $13,514     0.41%     $10,889
      11/30/1993     -1.98%           $12,624     -0.73%          $13,415     0.07%     $10,897
      12/31/1993      3.42%           $13,056      1.02%          $13,552     0.00%     $10,897
      01/31/1994      1.88%           $13,301      0.94%          $13,679     0.27%     $10,926
      02/28/1994     -2.29%           $12,997     -1.10%          $13,529     0.34%     $10,963
      03/31/1994     -3.02%           $12,605     -0.46%          $13,467     0.34%     $11,000
      04/30/1994     -0.08%           $12,595     -0.09%          $13,455     0.14%     $11,016
      05/31/1994      0.39%           $12,644     -0.82%          $13,344     0.07%     $11,023
      06/30/1994     -4.00%           $12,139      1.19%          $13,503     0.34%     $11,061
      07/31/1994      1.59%           $12,332      0.94%          $13,630     0.27%     $11,091
      08/31/1994      0.83%           $12,434     -0.26%          $13,594     0.40%     $11,135
      09/30/1994     -0.08%           $12,424      0.49%          $13,661     0.27%     $11,165
      10/31/1994      0.59%           $12,497      1.50%          $13,866     0.07%     $11,173
      11/30/1994      0.00%           $12,497     -1.26%          $13,691     0.13%     $11,188
      12/31/1994     -0.73%           $12,405      0.23%          $13,723     0.00%     $11,188
      01/31/1995     -0.66%           $12,324      2.02%          $14,000     0.40%     $11,232
      02/28/1995      1.57%           $12,517      2.58%          $14,361     0.40%     $11,277
      03/31/1995      1.79%           $12,741      5.09%          $15,092     0.33%     $11,314
      04/30/1995      2.24%           $13,026      1.59%          $15,332     0.33%     $11,352
      05/31/1995      2.42%           $13,341      2.79%          $15,760     0.20%     $11,375
      06/30/1995      0.45%           $13,401      0.63%          $15,859     0.20%     $11,397
      07/31/1995      0.63%           $13,486      0.47%          $15,934     0.00%     $11,397
      08/31/1995     -1.25%           $13,317     -2.78%          $15,491     0.26%     $11,427
      09/30/1995      2.22%           $13,612      2.25%          $15,839     0.20%     $11,450
      10/31/1995      1.63%           $13,834      0.98%          $15,995     0.33%     $11,488
      11/30/1995      0.84%           $13,951      1.12%          $16,174    -0.07%     $11,480
      12/31/1995      1.97%           $14,225      1.24%          $16,374    -0.07%     $11,471
      01/31/1996     -0.45%           $14,162     -1.03%          $16,206     0.59%     $11,539
      02/29/1996     -1.19%           $13,993     -0.58%          $16,112     0.32%     $11,576
      03/31/1996      0.30%           $14,035     -0.15%          $16,087     0.52%     $11,636
      04/30/1996      0.75%           $14,141     -0.37%          $16,028     0.39%     $11,682
      05/31/1996      0.52%           $14,215      0.10%          $16,044     0.19%     $11,704
      06/30/1996      1.34%           $14,406      0.87%          $16,184     0.06%     $11,711
      07/31/1996      0.40%           $14,463      1.84%          $16,481     0.19%     $11,733
      08/31/1996      1.27%           $14,647      0.42%          $16,551     0.19%     $11,755
      09/30/1996      1.56%           $14,876      0.55%          $16,642     0.32%     $11,793
      10/31/1996      2.00%           $15,173      1.98%          $16,971     0.32%     $11,831
      11/30/1996      2.42%           $15,540      1.43%          $17,214     0.19%     $11,853
      12/31/1996      0.37%           $15,597     -0.70%          $17,093     0.00%     $11,853
      01/31/1997     -1.25%           $15,402     -2.50%          $16,666     0.32%     $11,891
      02/28/1997     -0.45%           $15,334     -0.69%          $16,551     0.31%     $11,928
      03/31/1997     -0.37%           $15,276     -0.76%          $16,425     0.25%     $11,958
      04/30/1997      0.52%           $15,357     -0.56%          $16,333     0.12%     $11,972
      05/31/1997      0.82%           $15,482      2.36%          $16,719    -0.06%     $11,965
      06/30/1997      1.08%           $15,650      1.14%          $16,909     0.12%     $11,979
      07/31/1997      0.71%           $15,761     -0.37%          $16,847     0.12%     $11,994
      08/31/1997     -0.31%           $15,712     -0.12%          $16,826     0.19%     $12,017
      09/30/1997      1.88%           $16,008      2.22%          $17,200     0.25%     $12,047
      10/31/1997     -1.23%           $15,810      2.12%          $17,565     0.25%     $12,077
      11/30/1997      0.39%           $15,872     -1.20%          $17,354    -0.06%     $12,069
      12/31/1997      0.70%           $15,983     -0.11%          $17,335    -0.12%     $12,055
      01/31/1998      1.16%           $16,168      1.00%          $17,508     0.19%     $12,078
      02/28/1998      0.99%           $16,328      0.74%          $17,638     0.19%     $12,101
      03/31/1998      0.45%           $16,402     -0.75%          $17,505     0.19%     $12,124
      04/30/1998      0.23%           $16,439      1.54%          $17,775     0.18%     $12,146
      05/31/1998     -0.15%           $16,414      0.43%          $17,851     0.18%     $12,168
      06/30/1998     -0.03%           $16,410      0.28%          $17,901     0.12%     $12,182
      07/31/1998      0.24%           $16,450      0.27%          $17,950     0.12%     $12,197
      08/31/1998     -4.28%           $15,745      2.76%          $18,445     0.12%     $12,211
      09/30/1998      5.32%           $16,583      5.22%          $19,408     0.12%     $12,226
      10/31/1998      2.08%           $16,929      2.24%          $19,843     0.24%     $12,255
      11/30/1998      0.86%           $17,075     -1.13%          $19,618     0.00%     $12,255
      12/31/1998      0.23%           $17,115      1.88%          $19,987    -0.06%     $12,248
      01/31/1999      0.24%           $17,156     -0.82%          $19,823     0.24%     $12,277
      02/28/1999     -3.64%           $16,532     -3.34%          $19,161     0.12%     $12,292
      03/31/1999      0.64%           $16,637      0.25%          $19,209     0.30%     $12,329
      04/30/1999      0.56%           $16,730     -0.03%          $19,203     0.73%     $12,419
      05/31/1999     -2.15%           $16,371     -1.76%          $18,865     0.00%     $12,419
      06/30/1999     -1.06%           $16,197     -1.67%          $18,550     0.00%     $12,419
      07/31/1999      0.45%           $16,270      2.20%          $18,958     0.30%     $12,456
      08/31/1999     -1.04%           $16,101      0.26%          $19,008     0.24%     $12,486
      09/30/1999      0.70%           $16,214      1.44%          $19,281     0.48%     $12,546
      10/31/1999     -0.44%           $16,142     -0.12%          $19,258     0.18%     $12,569
      11/30/1999     -1.05%           $15,973     -1.19%          $19,029     0.06%     $12,576
      12/31/1999      0.62%           $16,072     -0.29%          $18,974     0.00%     $12,576
      01/31/2000     -1.90%           $15,766     -1.97%          $18,600     0.30%     $12,614
      02/29/2000      0.83%           $15,897     -0.50%          $18,507     0.59%     $12,688
      03/31/2000      1.19%           $16,087      2.91%          $19,046     0.82%     $12,792
      04/30/2000     -2.66%           $15,659     -3.04%          $18,467     0.06%     $12,800
      05/31/2000     -0.28%           $15,615      0.73%          $18,602     0.12%     $12,815
      06/30/2000      2.99%           $16,082      2.43%          $19,054     0.52%     $12,882
      07/31/2000     -0.91%           $15,935     -1.57%          $18,754     0.23%     $12,912
      08/31/2000     -1.19%           $15,746     -0.72%          $18,619     0.00%     $12,912
      09/30/2000     -0.56%           $15,657     -0.20%          $18,582     0.52%     $12,979
      10/31/2000     -1.68%           $15,394     -1.19%          $18,361     0.17%     $13,001
      11/30/2000      2.37%           $15,759      2.07%          $18,741     0.06%     $13,009
      12/31/2000      6.20%           $16,738      3.60%          $19,416    -0.06%     $13,001

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

TGI-4
PAGE

                      SUPPLEMENT DATED DECEMBER 29, 2000
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON GLOBAL INCOME SECURITIES FUND, is amended by replacing the second paragraph of the section "Main Investments" under "Goals and Strategies" (page TGI-1) with the following changes, which will become effective March 1, 2001:

     The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service, Inc. (Moody's(R)) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds"), including debt from emerging markets' governments or companies, and may invest up to 10% in debt securities that are in default at the time of purchase. These are issues that are rated B or lower, or if unrated, determined by the fund's manager to be comparable.

               Please keep this supplement for future reference.


                                                                          TGI-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                                         Class 1
                                                          ---------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                          ---------------------------------------------------------------------
                                                              2000          1999          1998           1997           1996
                                                          ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $11.07        $12.87        $12.97         $13.61        $13.46
                                                          ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) .............................         .68           .68          1.07           1.05          1.02
 Net realized and unrealized gains (losses) ...........        (.20)        (1.42)         (.19)          (.73)          .17
                                                          ---------------------------------------------------------------------
Total from investment operations ......................         .48          (.74)          .88            .32          1.19
                                                          ---------------------------------------------------------------------
Less distributions from net investment income .........        (.02)        (1.06)         (.98)          (.96)        (1.04)
                                                          ---------------------------------------------------------------------
Net asset value, end of year ..........................      $11.53        $11.07        $12.87         $12.97        $13.61
                                                          ---------------------------------------------------------------------
Total return(a) .......................................       4.32%       (5.79)%         7.08%          2.55%         9.56%
Ratios/supplemental data
Net assets, end of year (000's) .......................     $81,171       $90,537      $150,941       $185,016      $221,722
Ratios to average net assets:
 Expenses .............................................        .72%          .65%          .63%           .62%          .61%
 Net investment income ................................       6.22%         5.65%         6.86%          7.03%         7.30%
Portfolio turnover rate ...............................      40.43%        80.76%        84.17%        181.61%       140.96%

(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b)Based on average shares outstanding effective year ended December 31, 1999.


TGI-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                     Class 2
                                                          ------------------------------
                                                             Year Ended December 31,
                                                          ------------------------------
                                                              2000            1999(c)
                                                          ------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $11.04          $12.93
                                                          ------------------------------
Income from investment operations:
 Net investment income(d) .............................        .65             .60
 Net realized and unrealized losses ...................       (.19)          (1.44)
                                                          ------------------------------
Total from investment operations ......................        .46            (.84)
                                                          ------------------------------
Less distributions from net investment income .........       (.02)          (1.05)
                                                          ------------------------------
Net asset value, end of year ..........................     $11.48          $11.04
                                                          ------------------------------
Total return(b) .......................................      4.14%         (6.53)%
Ratios/supplemental data
Net assets, end of year (000's) .......................     $1,237            $443
Ratios to average net assets:
 Expenses .............................................       .97%            .91%(a)
 Net investment income ................................      5.94%           5.36%(a)
Portfolio turnover rate ...............................     40.43%          80.76%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.


                                                                          TGI-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                    PRINCIPAL
                                                                     AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------
Long Term Investments 92.2%
Argentina .9%
Republic of Argentina, Series L, 6.00%, 3/31/23 ..........       $     1,040,000        $   720,200
                                                                                        -----------
Australia 3.4%
New South Wales Treasury Corp., 6.50%, 5/01/06 ...........             2,900,000 AUD      1,667,304
Queensland Treasury Corp., 6.50%, 6/14/05 ................             1,930,000 AUD      1,109,131
                                                                                        -----------
                                                                                          2,776,435
                                                                                        -----------
Belgium 4.2%
Kingdom of Belgium, 7.50%, 7/29/08 .......................             3,186,000 EUR      3,436,272
                                                                                        -----------
Brazil 5.0%
Government of Brazil:
 14.50%, 10/15/09 ........................................             2,030,000          2,240,613
 12.25%, 3/06/30 .........................................             1,200,000          1,113,000
 11.00%, 8/17/40 .........................................               960,000            786,000
                                                                                        -----------
                                                                                          4,139,613
                                                                                        -----------
Bulgaria 3.3%
Republic of Bulgaria, FRN, 7.75%, 7/28/11 ................             3,580,000          2,702,900
                                                                                        -----------
Canada 2.4%
Government of Canada:
 8.75%, 12/01/05 .........................................             1,247,000 CAD        950,236
 7.00%, 12/01/06 .........................................             1,478,000 CAD      1,065,597
                                                                                        -----------
                                                                                          2,015,833
                                                                                        -----------
Colombia .2%
Republic of Colombia, 9.75%, 4/23/09 .....................               160,000            146,207
                                                                                        -----------
Denmark 4.6%
Kingdom of Denmark:
 7.00%, 12/15/04 .........................................            18,150,000 DKK      2,450,852
 5.00%, 8/15/05 ..........................................            10,885,000 DKK      1,372,896
                                                                                        -----------
                                                                                          3,823,748
                                                                                        -----------
France 3.2%
Government of France:
 6.75%, 10/25/03 .........................................             1,315,000 EUR      1,307,926
 4.00%, 10/25/09 .........................................             1,555,000 EUR      1,356,992
                                                                                        -----------
                                                                                          2,664,918
                                                                                        -----------
Germany 20.0%
Federal Republic of Germany:
 3.25%, 2/17/04 ..........................................             6,493,000 EUR      5,872,857
 4.50%, 7/04/09 ..........................................            11,588,000 EUR     10,594,382
                                                                                        -----------
                                                                                         16,467,239
                                                                                        -----------
India
Essar Steel Ltd., 144A, 10.20%, 7/31/05 ..................                50,000             20,250
                                                                                        -----------
Italy 6.2%
Buoni Poliennali del Tesoro:
 7.75%, 11/01/06 .........................................             4,183,293 EUR      4,481,665
 5.50%, 11/01/10 .........................................               634,000 EUR        606,661
                                                                                        -----------
                                                                                          5,088,326
                                                                                        -----------



TGI-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                         PRINCIPAL
                                                                                          AMOUNT*                VALUE
-------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Mexico 3.0%
    United Mexican States:
     9.875%, 2/01/10 ..........................................................   $ 1,300,000                $ 1,398,800
     11.50%, 5/15/26 ..........................................................       885,000                  1,077,488
                                                                                                             -----------
                                                                                                               2,476,288
                                                                                                             -----------
    New Zealand 3.4%
    Government of New Zealand, 7.00%, 7/15/09 .................................     6,040,000 NZD              2,842,680
                                                                                                             -----------
    Spain 2.6%
    Government of Spain, 10.15%, 1/31/06 ......................................     1,879,000 EUR              2,180,609
                                                                                                             -----------
    Sweden 1.1%
    Kingdom of Sweden, 6.00%, 2/09/05 .........................................     8,000,000 SEK                895,690
                                                                                                             -----------
    Turkey .9%
    Republic of Turkey, 11.875%, 1/15/30 ......................................       790,000                    701,125
                                                                                                             -----------
    United Kingdom 6.5%
    United Kingdom:
     6.50%, 12/07/03 ..........................................................     1,800,000 GBP              2,780,007
     7.50%, 12/07/06 ..........................................................     1,550,000 GBP              2,588,736
                                                                                                             -----------
                                                                                                               5,368,743
                                                                                                             -----------
    United States 19.0%
    U.S. Treasury Bond, 5.25%, 11/15/28 .......................................    10,000,000                  9,586,220
    U.S. Treasury Note:
     4.50%, 1/31/01 ...........................................................     3,300,000                  3,297,423
     6.125%, 8/31/02 ..........................................................       880,000                    892,048
     7.25%, 8/15/04 ...........................................................     1,772,000                  1,894,620
                                                                                                             -----------
                                                                                                              15,670,311
                                                                                                             -----------
    Venezuela 2.3%
    Republic of Venezuela, 144A, 9.125%, 6/18/07 ..............................     2,240,000                  1,854,494
                                                                                                             -----------
    Total Long Term Investments (Cost $81,416,770).............................                               75,991,881
                                                                                                             -----------
 (a)Repurchase Agreements 6.0%
    Lehman Securities Inc., 6.40%, 1/02/01 (Maturity Value $2,501,778)
     Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........     2,500,000                  2,500,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $2,455,759)
     Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........     2,454,000                  2,454,000
                                                                                                             -----------
    Total Repurchase Agreements (Cost $4,954,000)..............................                                4,954,000
                                                                                                             -----------
    Total Investments (Cost $86,370,770) 98.2%.................................                               80,945,881
    Other Assets, less Liabilities 1.8% .......................................                                1,461,746
                                                                                                             -----------
    Total Net Assets 100.0% ...................................................                              $82,407,627
                                                                                                             ===========

Currency Abbreviations:

AUD--Australian Dollar
CAD--Canadian Dollar
DKK--Danish Krone
EUR--European Unit
GBP--British Pound
NZD--New Zealand Dollar
SEK--Swedish Krona

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.


                                                                          TGI-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $  81,416,770
                                                           =============
  Value ...............................................       75,991,881
 Repurchase agreements, at value and cost .............        4,954,000
 Cash .................................................            1,868
 Receivables:
  Capital shares sold .................................            3,098
  Interest ............................................        1,577,987
                                                           -------------
   Total assets .......................................       82,528,834
                                                           -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................           46,717
  Affiliates ..........................................           45,300
  Professional fees ...................................            6,806
  Reports to shareholders .............................           11,499
 Other liabilities ....................................           10,885
                                                           -------------
   Total liabilities ..................................          121,207
                                                           -------------
    Net assets, at value ..............................    $  82,407,627
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $   2,608,626
 Net unrealized depreciation ..........................       (5,380,232)
 Accumulated net realized loss ........................      (11,312,263)
 Capital shares .......................................       96,491,496
                                                           -------------
    Net assets, at value ..............................    $  82,407,627
                                                           =============
Class 1:
 Net assets, at value .................................    $  81,170,522
                                                           =============
 Shares outstanding ...................................        7,037,068
                                                           =============
 Net asset value and offering price per share .........    $       11.53
                                                           =============
Class 2:
 Net assets, at value .................................    $   1,237,105
                                                           =============
 Shares outstanding ...................................          107,749
                                                           =============
 Net asset value and offering price per share .........    $       11.48
                                                           =============

                       See notes to financial statements.

TGI-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Interest income ..........................................................    $  5,924,506
                                                                              ============
Expenses:
 Management fees (Note 3) ................................................         541,042
 Distribution fees - Class 2 (Note 3) ....................................           2,318
 Custodian fees ..........................................................          33,130
 Reports to shareholders .................................................          17,549
 Professional fees (Note 3) ..............................................          21,785
 Trustees' fees and expenses .............................................           1,630
 Other ...................................................................           1,623
                                                                              ------------
  Total expenses .........................................................         619,077
                                                                              ------------
   Net investment income .................................................       5,305,429
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ............................................................      (3,922,964)
  Foreign currency transactions ..........................................         (67,536)
                                                                              ------------
   Net realized loss .....................................................      (3,990,500)
 Net unrealized appreciation on:
  Investments ............................................................       1,881,867
  Translation of assets and liabilities denominated in foreign currencies          235,779
                                                                              ------------
   Net unrealized appreciation ...........................................       2,117,646
Net realized and unrealized loss .........................................      (1,872,854)
                                                                              ------------
Net increase in net assets resulting from operations .....................    $  3,432,575
                                                                              ============

                       See notes to financial statements.

                                                                         TGI-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                   2000              1999
                                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $   5,305,429     $   6,655,075
  Net realized loss from investments and foreign currency transactions ...................       (3,990,500)       (6,055,260)
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................        2,117,646        (8,370,208)
                                                                                              -------------------------------
   Net increase (decrease) in net assets resulting from operations .......................        3,432,575        (7,770,393)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................         (116,818)       (9,277,104)
   Class 2 ...............................................................................             (812)          (19,727)
                                                                                              -------------------------------
 Total distributions to shareholders .....................................................         (117,630)       (9,296,831)
 Capital share transactions (Note 2):
   Class 1 ...............................................................................      (12,620,995)      (43,358,906)
   Class 2 ...............................................................................          733,766           465,304
                                                                                              -------------------------------
 Total capital share transactions ........................................................      (11,887,229)      (42,893,602)
   Net decrease in net assets ............................................................       (8,572,284)      (59,960,826)
Net assets:
 Beginning of year .......................................................................       90,979,911       150,940,737
                                                                                              -------------------------------
 End of year .............................................................................    $  82,407,627     $  90,979,911
                                                                                              ===============================
Undistributed net investment income included in net assets:
  End of year ............................................................................    $   2,608,626     $     229,905
                                                                                              ===============================

                       See notes to financial statements.


TGI-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Global Income Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, 71% of the Fund's shares were sold through one insurance company. The Fund seeks high current income, with capital appreciation as a secondary goal. The portfolio invests in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The portfolio may also invest in lower-rated "junk bonds."

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

d. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.


                                                                         TGI-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $558,760.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differ by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


TGI-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)
At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                          Year Ended December 31,
                                                   ---------------------------------------------------------------------
                                                                  2000                              1999(a)
                                                   ---------------------------------------------------------------------
                                                        Shares           Amount            Shares           Amount
Class 1 Shares:                                    ---------------------------------------------------------------------
Shares sold ......................................       397,698     $    4,324,664         755,763     $    9,398,931
Shares issued on merger (Note 6) .................     1,620,086         17,464,656              --                 --
Shares issued on reinvestment of distributions ...        10,837            116,818         815,256          9,277,104
Shares redeemed ..................................    (3,171,211)       (34,527,133)     (5,116,543)       (62,034,941)
                                                   ---------------------------------------------------------------------
Net decrease .....................................    (1,142,590)    $  (12,620,995)     (3,545,524)    $  (43,358,906)
                                                   =====================================================================
Class 2 Shares:
Shares sold ......................................       222,783     $    2,454,812          40,368     $      470,374
Shares issued on merger (Note 6) .................        70,754            759,809              --                 --
Shares issued on reinvestment of distributions ...            75                812           1,764             19,727
Shares redeemed ..................................      (225,940)        (2,481,667)         (2,055)           (24,797)
                                                   ---------------------------------------------------------------------
Net increase .....................................        67,672     $      733,766          40,077     $      465,304
                                                   =====================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

     Entity                                                          Affiliation
     ---------------------------------------------------------------------------------------------
     Franklin Templeton Services, LLC (FT Services)                  Administrative manager
     Franklin Advisers, Inc. (Advisers)                              Investment manager
     Templeton Investment Counsel, LLC (TIC)                         Investment manager
     Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
     Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------------------------
            .625%                    First $100 million
             .50%                    Over $100 million, up to and including $250 million
             .45%                    Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


                                                                         TGI-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)
Included in professional fees are legal fees of $1,461 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

As of December 31, 2000, Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT - Templeton Global Income Securities Fund include capital loss carryovers of $2,641,697 acquired as a result of the reorganization with the Templeton Variable Products Series Fund
(TVP) - Templeton Bond Fund (See note 6). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

       Capital loss carryover expiring in:
       2001 ..............................    $ 1,294,963
       2002 ..............................        570,056
       2003 ..............................      1,035,267
       2006 ..............................        502,340
       2007 ..............................      5,367,721
       2008 ..............................      2,370,518
                                              -----------
                                              $11,140,865
                                              ===========

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $139,733 and $31,665, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of merger related expenses, foreign currency transactions, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

       Unrealized appreciation .............  $   872,969
       Unrealized depreciation .............   (6,297,858)
                                              -----------
       Net unrealized depreciation .........  $(5,424,889)
                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $32,367,266 and $60,052,552, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,620,086 Class 1 shares and 70,754 Class 2 shares of the FTVIPT - Templeton Global Income Securities Fund (valued at $10.78 per share and $10.74 per share, respectively) for the net assets of the TVP - Templeton Bond Fund which aggregated $18,224,465, including $1,980,489 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Global Income Securities Fund immediately after the merger were $94,683,176.

TGI-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                         TGI-17

PAGE


                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund (formerly Templeton Global Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies of any nation, including those in U.S. and emerging markets.
--------------------------------------------------------------------------------

The year 2000 ended on a mixed note -- most equity markets declined amid waning investor and consumer confidence that appeared to move from excessive optimism at 2000's outset to extreme pessimism by year-end. Toward the end of the reporting period, most fourth-quarter economic indicators suggested a decelerating global growth trend. In our view, many people's expectations for "new economy" companies (encompassing media, technology, Internet and telecommunications) were too high, and out of touch with traditional stock valuation methods. Euphoria in the world's stock markets, particularly in the U.S., propelled share prices to historically astronomical valuation levels. This, combined with record purchases of U.S. companies by foreigners and high oil prices, helped to drive up the U.S. dollar's value, especially against the flagging euro. Eventually, earnings expectations within many of the new economy's key companies faltered and, when combined with rising U.S. interest rates and uncertainty surrounding the U.S. presidential election, contributed to sharply declining stock prices and negative returns for the major stock indexes.

After falling during the spring, many U.S. stocks drifted during the summer. But following a wake of negative earnings pre-announcements, these issues renewed their downward spiral during the fall. As the U.S. tech bubble broke over the second half of the year, shockwaves rippled throughout world equity markets. Although the effect was felt across most sectors, it triggered a free fall among many technology- and telecommunications-related share prices, especially in the fourth quarter. Within this environment, the Fund posted positive results for the year and beat the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index, which returned -13.94% during the same time.(1)

The most significant boost to Fund performance was an overall return to favor for value investing in 2000, especially in the latter half of the reporting period. At Templeton, we have always practiced the discipline of patience, which was rewarded in 2000, although it was sorely tested

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Templeton Growth Securities Fund as a percentage of total net assets on 12/31/00.

North America                                        45.8%
Europe                                               25.6%
Asia                                                 14.9%
Latin America                                         3.0%
Australia/New Zealand                                 2.8%
Short-Term Investments & Other Net Assets             7.9%






                                                                           TG-1
PAGE

Top 10 Holdings
Templeton Growth
Securities Fund
12/31/00

 Company                       % of Total
 Industry, Country             Net Assets
-----------------------------------------
   H.J. Heinz Co.                  2.7%
   Food Products, U.S.

   HSBC Holdings PLC               2.5%
   Banks, Hong Kong

   Kroger Co.                      2.2%
   Food & Drug Retailing,
   U.S.

   Waste Management Inc.           1.9%
   Commercial Services &
   Supplies, U.S.

   Abbott Laboratories             1.9%
   Pharmaceuticals
   Supplies, U.S.

   Lockheed Martin Corp.           1.8%
   Aerospace & Defense,
   U.S.

   Procter & Gamble Co.            1.8%
   Household Products, U.S.

   Cheung Kong
   Holdings Ltd.                   1.8%
   Real Estate, Hong Kong

   Bank of America Corp.           1.7%
   Banks, U.S.

   Allstate Corp.                  1.7%
   Insurance, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

in 1999 and first quarter 2000 amid a frenzy of growth-oriented, momentum-style investing. After trailing the major equity indexes through March when the Nasdaq reached all-time highs, the Fund rose in absolute terms and on a relative basis as markets plummeted from March through December. Disappointing earnings led investors to question the prices being paid for many securities. As investors sold, high equity ownership in technology shares, large amounts of leverage and rapid portfolio turnover led to extraordinary market volatility. In our view, this unstable environment forced investors to reevaluate their holdings and become more rational in their investment approach. As a result, value investing began a turnaround.

Stock selection, particularly in the U.S. market, was also critical to our performance. In the first half of the year, we increased our U.S. stock holdings. Despite the U.S. market decline, many of these securities performed well, including Nabisco Holdings Group and H.J. Heinz.

The Fund also benefited from limited exposure to the ailing Japanese market in 2000. Although many believed renewed Japanese economic growth would help lift the country's stocks, most economic growth estimates proved wrong and the Japanese market, as measured by the Nikkei 225 Index, declined 34.46% for the year.(2) In our analysis, while Japanese securities looked cheap during the reporting period, they tended to lack important catalysts for change. As a result, we had not increased our Japanese holdings substantially by year-end. As in the U.S., individual stock selection was also helpful in Japan. We originally purchased Fuji Photo Film, our largest Japanese holding, because of the company's enormous amount of excess cash being generated from operating activities and cash holdings on its balance sheet. In a market that suffered double-digit declines in 2000, Fuji's share price rose more than 20%. The Fund's largest Asian exposure -- Hong Kong -- performed slightly better than Japan and most other Asian stock markets.

Our exposure to European equities produced mixed results. Although many of our Continental European holdings performed well, our U.K. positions proved disappointing. The falling euro added a measure of currency volatility to these holdings most of the year, although the

(2). Source: Standard and Poor's Micropal. The Nikkei 225 Stock Average is a price-weighted index consisting of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

TG-2
PAGE

fledgling currency did signal a rebound in December. At one point in the year, the euro had dragged down our European investments' value by approximately 15%.

Like the euro, most foreign currencies stymied Fund performance in 2000. American securities' enormous popularity in the first half of 2000, the large number of foreign companies (particularly European) buying American companies and rising oil prices combined to help boost the U.S. dollar versus most major currencies, hindering the dollar-denominated value of our foreign stock holdings. The second-half slowdown in U.S. economic growth, political uncertainty after the U.S. presidential election and unstable equity markets dampened the dollar's strength toward year-end, a trend we believe will continue into 2001.

Looking forward, we believe most equity markets will experience further volatility. In our analysis, the enormous popularity of certain stocks over the past several years led to overvaluations, as pointed out here and in our previous reports. Despite recent corrections in technology stocks, ownership in this sector remains high by our analysis, as does consumer debt and stocks as a percentage of gross domestic product (GDP). Consumer spending is slowing rapidly, partly due to the fact that U.S. consumers spent more than they earned, which we believe is unsustainable in a declining equity market. Enthusiasm for a "new economy" and a "new paradigm" appear to be deteriorating following recent warnings of economic slowdown or recession. We do not fear either outcome, as we tend to perform well in volatile markets.

In addition, although the indexes still look expensive, they can hide many undervalued securities. Even the once high-flying Nasdaq market has had more stocks declining than advancing during the last two years. Across the globe, we are still finding attractive ideas and solid stocks selling at what we believe to be reasonable prices. As a result, our portfolio characteristics are substantially different than the market's. For example, the average price-to-earnings valuation of the MSCI All Country World Free Index stood at
24.6 on December 31, 2000, while the average stock in Templeton Growth Securities Fund stood at just 11.5.(3)

(3). Source: Morgan Stanley Capital International.



                                                                           TG-3
PAGE

We will continue to search the globe for stocks we believe are improperly valued by other investors, and will remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we've found this bottom-up discipline to be the best approach in our efforts to generate attractive returns.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

TG-4
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                      Since     Since Class 2
                                                                                 Inception       Inception
                                                     1-Year          5-Year      (3/15/94)        (1/6/99)
                                              ---------------------------------------------------------------
 Average Annual Total Return                        +1.47%       +12.96%         +11.83%          +8.73%
 Cumulative Total Return                            +1.47%       +83.94%        +113.87%         +18.06%
 Value of $10,000 Investment                       $10,147       $18,394         $21,387         $11,806

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/00)

The graph compares the performance of Templeton Growth Securities Fund - Class 2* and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Growth Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index** from 3/15/94-12/31/00.

                                    Templeton Growth Securites             MSCI All
                                               Fund - Class II        Country World
                                                                         Free Index
                  ------------------------------------------------------------------
       03/15/1994                        $10,000                            $10,000
       03/31/1994                        $10,030        -2.32%               $9,768
       04/30/1994                        $10,079         2.72%              $10,034
       05/31/1994                        $10,118         0.59%              $10,093
       06/30/1994                        $10,020        -0.49%              $10,044
       07/31/1994                        $10,295         2.21%              $10,266
       08/31/1994                        $10,551         3.56%              $10,631
       09/30/1994                        $10,482        -2.35%              $10,381
       10/31/1994                        $10,492         2.56%              $10,647
       11/30/1994                        $10,285        -4.34%              $10,185
       12/31/1994                        $10,315         0.35%              $10,221
       01/31/1995                        $10,226        -2.03%              $10,013
       02/28/1995                        $10,335         1.07%              $10,120
       03/31/1995                        $10,335         4.58%              $10,584
       04/30/1995                        $10,630         3.64%              $10,969
       05/31/1995                        $10,896         1.10%              $11,090
       06/30/1995                        $11,053         0.02%              $11,092
       07/31/1995                        $11,498         4.84%              $11,629
       08/31/1995                        $11,399        -2.19%              $11,374
       09/30/1995                        $11,617         2.75%              $11,687
       10/31/1995                        $11,231        -1.67%              $11,492
       11/30/1995                        $11,310         3.15%              $11,854
       12/31/1995                        $11,627         3.01%              $12,210
       01/31/1996                        $12,132         2.22%              $12,482
       02/29/1996                        $12,181         0.42%              $12,534
       03/31/1996                        $12,379         1.54%              $12,727
       04/30/1996                        $12,706         2.44%              $13,038
       05/31/1996                        $12,894         0.10%              $13,051
       06/30/1996                        $12,886         0.55%              $13,122
       07/31/1996                        $12,416        -3.73%              $12,633
       08/31/1996                        $12,814         1.23%              $12,788
       09/30/1996                        $12,988         3.69%              $13,260
       10/31/1996                        $13,080         0.40%              $13,313
       11/30/1996                        $13,672         5.35%              $14,025
       12/31/1996                        $14,102        -1.45%              $13,822
       01/31/1997                        $14,510         1.68%              $14,054
       02/28/1997                        $14,592         1.36%              $14,245
       03/31/1997                        $14,561        -2.00%              $13,961
       04/30/1997                        $14,623         3.21%              $14,409
       05/31/1997                        $15,287         5.97%              $15,269
       06/30/1997                        $16,058         5.12%              $16,051
       07/31/1997                        $16,684         4.52%              $16,776
       08/31/1997                        $16,245        -7.02%              $15,598
       09/30/1997                        $17,164         5.33%              $16,430
       10/31/1997                        $15,891        -5.95%              $15,452
       11/30/1997                        $15,839         1.53%              $15,689
       12/31/1997                        $16,006         1.31%              $15,894
       01/31/1998                        $15,912         2.20%              $16,244
       02/28/1998                        $17,185         6.84%              $17,355
       03/31/1998                        $18,103         4.27%              $18,096
       04/30/1998                        $18,155         0.94%              $18,266
       05/31/1998                        $17,644        -1.90%              $17,919
       06/30/1998                        $17,395         1.80%              $18,242
       07/31/1998                        $17,407         0.03%              $18,247
       08/31/1998                        $14,891       -14.01%              $15,691
       09/30/1998                        $14,998         1.99%              $16,003
       10/31/1998                        $16,391         9.13%              $17,464
       11/30/1998                        $17,135         6.07%              $18,524
       12/31/1998                        $17,442         4.64%              $19,384
       01/31/1999                        $17,182         2.04%              $19,779
       02/28/1999                        $16,651        -2.51%              $19,283
       03/31/1999                        $17,526         4.50%              $20,150
       04/30/1999                        $19,368         4.32%              $21,021
       05/31/1999                        $18,541        -3.53%              $20,279
       06/30/1999                        $19,508         4.98%              $21,289
       07/31/1999                        $19,387        -0.41%              $21,201
       08/31/1999                        $19,320        -0.12%              $21,176
       09/30/1999                        $18,860        -1.08%              $20,947
       10/31/1999                        $18,737         5.06%              $22,007
       11/30/1999                        $19,616         3.11%              $22,692
       12/31/1999                        $21,075         8.33%              $24,582
       01/31/2000    -6.73%              $19,657        -5.39%              $23,257
       02/29/2000    -3.57%              $18,955         0.34%              $23,336
       03/31/2000     7.06%              $20,293         6.57%              $24,869
       04/30/2000    -0.84%              $20,123        -4.49%              $23,752
       05/31/2000     1.32%              $20,388        -2.60%              $23,135
       06/30/2000     1.23%              $20,639         3.39%              $23,919
       07/31/2000     0.08%              $20,656        -2.94%              $23,216
       08/31/2000     1.21%              $20,906         3.11%              $23,938
       09/30/2000    -3.21%              $20,234        -5.49%              $22,624
       10/31/2000     0.93%              $20,423        -1.96%              $22,180
       11/30/2000    -0.54%              $20,312        -6.20%              $20,805
       12/31/2000     5.30%              $21,387         1.67%              $21,153

**Source: MSCI.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Templeton Growth
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           TG-5
PAGE

                       SUPPLEMENT DATED JANUARY 2, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON GROWTH SECURITIES FUND, is amended by replacing the section MANAGEMENT TEAM under MANAGEMENT (page TG-5) with the following:

MANAGEMENT TEAM The team responsible for the fund's management is:

                            Mr. Winner has been a manager of the fund since January 2001, and has been
Dale A. Winner, CFA
PORTFOLIO MANAGER           with Franklin Templeton Investments since 1995.
TGAL

Murdo Murchison, CFA        Mr. Murchison has been a manager of the fund since January 2001, and has
PORTFOLIO MANAGER           been with Franklin Templeton Investments since 1993.
TGAL

Jeffrey A. Everett, CFA     Mr. Everett has been a manager of the fund since its inception in 1994, and has
PRESIDENT                   been with Franklin Templeton Investments since 1989.
TGAL

               Please keep this supplement for future reference.

TG-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights


                                                                                   Class 1
                                                      -----------------------------------------------------------------
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
                                                           2000          1999         1998         1997         1996
                                                      -----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................      $15.63       $14.77       $15.34       $13.80      $11.75
                                                      -----------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...........................         .30          .28          .35          .33         .25
 Net realized and unrealized gains (losses) .........        (.15)        2.66          .98         1.53        2.22
                                                      -----------------------------------------------------------------
Total from investment operations ....................         .15         2.94         1.33         1.86        2.47
                                                      -----------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.27)        (.36)        (.41)        (.24)       (.21)
 Net realized gains .................................       (1.75)       (1.72)       (1.49)        (.08)       (.21)
                                                      -----------------------------------------------------------------
Total distributions .................................       (2.02)       (2.08)       (1.90)        (.32)       (.42)
                                                      -----------------------------------------------------------------
Net asset value, end of year ........................      $13.76       $15.63       $14.77       $15.34      $13.80
                                                      =================================================================
Total return(a) .....................................       1.74%       21.04%        8.98%       13.50%      21.28%
Ratios/supplemental data
Net assets, end of year (000's) .....................  $1,163,637     $708,310     $747,080     $758,445    $579,877
Ratios to average net assets:
 Expenses ...........................................        .88%         .88%         .88%         .88%        .93%
 Net investment income ..............................       2.18%        1.87%        2.27%        2.49%       2.20%
Portfolio turnover rate .............................      69.67%       46.54%       32.30%       24.81%      12.32%

(a) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b) Based on average shares outstanding effective year ended December 31, 1999.

                                                                           TG-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                 Class 2
                                                        -------------------------
                                                         Year Ended December 31,
                                                        -------------------------
                                                            2000         1999c
                                                        -------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 15.60       $ 15.34
                                                        -------------------------
Income from investment operations:
 Net investment incomed .............................        .25            .17
 Net realized and unrealized gains (losses) .........       (.15)          2.17
                                                        -------------------------
Total from investment operations ....................        .10           2.34
                                                        -------------------------
Less distributions from:
 Net investment income ..............................       (.26)          (.36)
 Net realized gains .................................      (1.75)         (1.72)
                                                        -------------------------
Total distributions .................................      (2.01)         (2.08)
                                                        -------------------------
Net asset value, end of year ........................     $13.69         $15.60
                                                        =========================
Total returnb .......................................      1.47%         16.35%
Ratios/supplemental data
Net assets, end of year (000's) .....................    $79,043         $4,483
Ratios to average net assets:
 Expenses ...........................................      1.12%          1.14%(a)
 Net investment income ..............................      1.87%          1.17%(a)
Portfolio turnover rate .............................     69.67%         46.54%

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Based on average shares outstanding.

                       See notes to financial statements.

TG-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                 COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------
    Common Stocks 91.4%
    Aerospace & Defense 4.7.%
    BAE Systems PLC .....................................    United Kingdom     2,132,034     $   12,166,126
    Lockheed Martin Corp. ...............................     United States       612,500         20,794,375
    Raytheon Co., A .....................................     United States       483,374         14,017,846
    Rolls-Royce PLC .....................................    United Kingdom     4,016,521         11,939,825
                                                                                              --------------
                                                                                                  58,918,172
                                                                                              --------------
    Air Freight & Couriers .2%
    Airborne Inc. .......................................     United States       272,000          2,652,000
                                                                                              --------------
    Airlines 1.0%
    Singapore Airlines Ltd. .............................       Singapore       1,303,100         12,925,790
                                                                                              --------------
    Auto Components 1.2%
    Goodyear Tire & Rubber Co. ..........................     United States       269,000          6,184,310
    Michelin SA, B ......................................        France           200,000          7,238,553
    Visteon Corp. .......................................     United States       153,289          1,762,824
                                                                                              --------------
                                                                                                  15,185,687
                                                                                              --------------
    Automobiles 4.8%
    Bayerische Motorenwerke AG ..........................        Germany          203,600          6,642,476
    Ford Motor Co. ......................................     United States       711,507         16,675,945
    General Motors Corp. ................................     United States       365,000         18,592,187
    Regie Nationale des Usines Renault SA ...............        France           165,000          8,597,542
    Volkswagen AG .......................................        Germany          165,400          8,781,435
                                                                                              --------------
                                                                                                  59,289,585
                                                                                              --------------
    Banks 8.1%
    Australia & New Zealand Banking Group Ltd. ..........       Australia       1,844,184         14,735,519
    Banco Popular Espanol SA ............................         Spain           140,000          4,876,400
    Bank of America Corp. ...............................     United States       435,000         19,955,625
    Foreningssparbanken AB, A ...........................        Sweden           350,000          5,360,076
    HSBC Holdings PLC ...................................       Hong Kong       1,900,801         28,146,837
    National Australia Bank Ltd. ........................       Australia         915,000         14,647,606
    U.S. Bancorp. .......................................     United States       425,000         12,404,688
                                                                                              --------------
                                                                                                 100,126,751
                                                                                              --------------
    Beverages .2%
    PanAmerican Beverages Inc., A .......................        Mexico           150,000          2,128,125
                                                                                              --------------
    Building Products .7%
    Novar PLC ...........................................    United Kingdom     2,805,290          8,423,036
                                                                                              --------------
    Chemicals 5.4%
    Agrium Inc. .........................................        Canada           400,000          5,850,000
    Akzo Nobel NV .......................................      Netherlands        355,200         19,075,080
    BASF AG .............................................        Germany          253,200         11,517,411
    DSM NV, Br. .........................................      Netherlands        300,000         10,508,576
    Eastman Chemical Co. ................................     United States       125,000          6,093,750
    Kemira OY ...........................................        Finland          447,900          2,270,765
    Lyondell Chemical Co. ...............................     United States       770,500         11,798,281
                                                                                              --------------
                                                                                                  67,113,863
                                                                                              --------------
    Commercial Services & Supplies 1.8%
    Waste Management Inc. ...............................     United States       800,000         22,200,000
                                                                                              --------------
    Computers & Peripherals 1.1%
    Compaq Computer Corp. ...............................     United States       400,000          6,020,000
    Fujitsu Ltd. ........................................         Japan           350,000          5,161,121
    Hewlett-Packard Co. .................................     United States        10,000            315,625
  a Lexmark International Inc. ..........................     United States        60,000          2,658,750
                                                                                              --------------
                                                                                                  14,155,496
                                                                                              --------------

                                                                           TG-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)



                                                                              COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Construction Materials .2%
    Cheung Kong Infrastructure Holdings Ltd. .........................       Hong Kong       1,768,000     $    2,912,704
                                                                                                           --------------
    Containers & Packaging .4%
    Assidoman AB .....................................................        Sweden           153,680          3,094,611
    Assidoman AB, 144A ...............................................        Sweden            46,104            928,383
(a) Assidoman AB, Redemption Shares ..................................        Sweden            38,420            773,653
(a) Assidoman AB, Redemption Shares, 144A ............................        Sweden            11,526            232,096
                                                                                                           --------------
                                                                                                                5,028,743
                                                                                                           --------------
    Diversified Financials 2.6%
    Merrill Lynch & Co. Inc. .........................................     United States       250,000         17,046,875
    Nomura Securities Co. Ltd. .......................................         Japan            66,000          1,187,653
    Swire Pacific Ltd., A ............................................       Hong Kong       1,688,300         12,175,396
    Swire Pacific Ltd., B ............................................       Hong Kong       1,304,000          1,136,835
                                                                                                           --------------
                                                                                                               31,546,759
                                                                                                           --------------
    Diversified Telecommunication Services 4.4%
    AT&T Corp. .......................................................     United States       500,000          8,656,250
    Nippon Telegraph & Telephone Corp. ...............................         Japan             1,698         12,236,900
    SBC Communications Inc. ..........................................     United States       160,000          7,640,000
    Telecom Argentina Stet-France Telecom SA (TECO), B, ADR ..........       Argentina         240,000          3,765,000
    Telecom Corp. of New Zealand Ltd. ................................      New Zealand      2,386,100          5,078,628
    Telefonos de Mexico SA de CV (Telmex) L, ADR .....................        Mexico           279,855         12,628,457
  a Worldcom Inc. ....................................................     United States       300,000          4,218,750
                                                                                                           --------------
                                                                                                               54,223,985
                                                                                                           --------------
    Electric Utilities 7.4%
    CLP Holdings Ltd. ................................................       Hong Kong       2,043,000         10,188,938
    E.On AG ..........................................................        Germany          278,000         16,912,865
    Endesa SA ........................................................         Spain           400,000          6,816,069
    Entergy Corp. ....................................................     United States        97,900          4,142,394
    Hong Kong Electric Holdings Ltd. .................................       Hong Kong       3,394,000         12,531,853
    Iberdrola SA, Br. ................................................         Spain         1,031,200         12,924,732
    Innogy Holdings PLC ..............................................    United Kingdom     1,802,600          5,028,689
    International Power PLC ..........................................    United Kingdom     1,802,600          6,550,087
    Korea Electric Power Corp. .......................................      South Korea        458,200          8,548,237
    Potomac Electric Power Co. .......................................     United States       100,000          2,471,000
    Powergen PLC .....................................................    United Kingdom       600,000          5,651,076
                                                                                                           --------------
                                                                                                               91,765,940
                                                                                                           --------------
    Electrical Equipment .2%
    ABB Ltd. .........................................................      Switzerland         23,495          2,412,872
                                                                                                           --------------
    Electronic Equipment & Instruments .8% ...........................
    Hitachi Ltd. .....................................................         Japan         1,103,500          9,836,804
                                                                                                           --------------
    Food & Drug Retailing 4.3%
    Albertson's Inc. .................................................     United States       537,800         14,251,700
  a Kroger Co. .......................................................     United States       910,000         24,626,875
    Safeway PLC ......................................................    United Kingdom     3,223,718         14,470,927
                                                                                                           --------------
                                                                                                               53,349,502
                                                                                                           --------------
    Food Products 5.3%
    General Mills Inc. ...............................................     United States       125,000          5,570,312
    H.J. Heinz Co. ...................................................     United States       650,000         30,834,375
    Northern Foods PLC ...............................................    United Kingdom     2,208,797          4,536,839
    Sara Lee Corp. ...................................................     United States       400,000          9,825,000
    Unilever PLC .....................................................    United Kingdom     1,800,000         15,366,805
                                                                                                           --------------
                                                                                                               66,133,331
                                                                                                           --------------

TG-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                      COUNTRY           SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Gas Utilities .8%
    TransCanada PipeLines Ltd. ...............................        Canada             885,566      $   10,140,969
                                                                                                      --------------
(a) Health Care Providers & Services .6%
    Aetna Inc. ...............................................     United States         180,000           7,391,250
                                                                                                      --------------
(a) Hotels Restaurants & Leisure .1%
    P & O Princess Cruises PLC ...............................    United Kingdom         294,200           1,241,526
                                                                                                      --------------
    Household Durables .7%
    LG Electronics Inc. ......................................      South Korea          275,000           2,597,826
    Newell Rubbermaid Inc. ...................................     United States         275,000           6,256,250
                                                                                                      --------------
                                                                                                           8,854,076
                                                                                                      --------------
    Household Products 1.7%
    Procter & Gamble Co. .....................................     United States         264,000          20,707,500
                                                                                                      --------------
    Insurance 5.8%
    Ace Ltd. .................................................        Bermuda            302,000          12,816,125
    Allstate Corp. ...........................................     United States         457,700          19,938,556
    Torchmark Corp. ..........................................     United States         273,400          10,508,813
    Unumprovident Corp. ......................................     United States          81,100           2,179,563
    XL Capital Ltd., A .......................................        Bermuda            127,100          11,105,363
    Zurich Financial Services AG .............................      Switzerland           25,298          15,252,173
                                                                                                      --------------
                                                                                                          71,800,593
                                                                                                      --------------
(a) IT Consulting & Services .1%
    Gartner Group Inc., B ....................................     United States         224,400           1,422,696
                                                                                                      --------------
    Leisure Equipment & Products 2.0%
    Eastman Kodak Co. ........................................     United States         159,600           6,284,250
    Fuji Photo Film Co. Ltd. .................................         Japan             450,000          18,835,377
                                                                                                      --------------
                                                                                                          25,119,627
                                                                                                      --------------
    Machinery 2.0%
    METSO OYJ ................................................        Finland            380,650           4,252,753
    Sandvik AB ...............................................        Sweden             440,000          10,585,555
    Volvo AB, B ..............................................        Sweden             595,620           9,879,130
                                                                                                      --------------
                                                                                                          24,717,438
                                                                                                      --------------
    Marine .1%
    Peninsular & Oriental Steam Navigation Co. ...............    United Kingdom         294,200           1,392,048
                                                                                                      --------------
    Media 1.2%
    Gannett Co. Inc. .........................................     United States         230,000          14,504,375
    South China Morning Post Ltd. ............................       Hong Kong         1,254,000             932,473
                                                                                                      --------------
                                                                                                          15,436,848
                                                                                                      --------------
    Metals & Mining 2.9%
    AK Steel Holding Corp. ...................................     United States         795,400           6,959,750
    Barrick Gold Corp. .......................................        Canada             768,800          12,594,968
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         129,100,000           4,111,338
    Industrias Penoles SA ....................................        Mexico             268,800             181,839
    Pohang Iron & Steel Co. Ltd. .............................      South Korea          131,192           7,933,745
    USX-U.S. Steel Group .....................................     United States         250,000           4,500,000
                                                                                                      --------------
                                                                                                          36,281,640
                                                                                                      --------------
    Multiline Retail 2.4%
    J.C. Penney Co. Inc. .....................................     United States         530,000           5,763,750
(a) Kmart Corp. ..............................................     United States       1,100,000           5,843,750
    Marks & Spencer PLC ......................................    United Kingdom       3,261,000           9,072,812
    Sears, Roebuck & Co. .....................................     United States         275,900           9,587,525
                                                                                                      --------------
                                                                                                          30,267,837
                                                                                                      --------------

                                                                          TG-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                       COUNTRY          SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Oil & Gas 6.2%
    Amerada Hess Corp. ........................................     United States         47,928     $    3,501,740
    Burlington Resources Inc. .................................     United States        193,400          9,766,700
    Eni SpA ...................................................         Italy          1,559,050          9,953,283
    Occidental Petroleum Corp. ................................     United States        423,100         10,260,175
    PetroChina Co. Ltd., H ....................................         China         40,950,000          6,825,088
    Petroleo Brasileiro SA, ADR ...............................        Brazil            350,000          8,050,000
    Repsol YPF SA .............................................         Spain            500,000          7,989,635
    Shell Transport & Trading Co. PLC .........................    United Kingdom      1,132,853          9,265,151
    Texaco Inc. ...............................................     United States        180,000         11,182,500
                                                                                                     --------------
                                                                                                         76,794,272
                                                                                                     --------------
    Paper & Forest Products 4.1%
    Bowater Inc. ..............................................     United States        191,800         10,812,725
    Georgia-Pacific Corp. (Timber Grp) ........................     United States        272,200          8,148,988
    International Paper Co. ...................................     United States        300,000         12,243,750
    Metsa Serla OY, B .........................................        Finland           270,000          2,154,667
    Stora Enso OYJ, R .........................................        Finland           132,700          1,569,780
    UPM-Kymmene Corp. .........................................        Finland           450,000         15,441,777
                                                                                                     --------------
                                                                                                         50,371,687
                                                                                                     --------------
    Pharmaceuticals 1.7%
    Abbott Laboratories .......................................     United States        445,370         21,572,609
                                                                                                     --------------
    Real Estate 3.3%
    Amoy Properties Ltd. ......................................       Hong Kong        2,635,500          2,939,634
    Cheung Kong Holdings Ltd. .................................       Hong Kong        1,615,499         20,660,012
    General Growth Properties Inc. ............................     United States        164,500          5,952,844
    Highwoods Properties Inc. .................................     United States        107,900          2,684,013
    National Health Investors Inc. ............................     United States        311,100          2,294,362
    New World Development Co. Ltd. ............................       Hong Kong        1,513,457          1,833,635
    Rouse Co. .................................................     United States        180,000          4,590,000
                                                                                                     --------------
                                                                                                         40,954,500
                                                                                                     --------------
(a) Semiconductor Equipment & Products .1%
    Hyundai Electronics Industries Co. ........................      South Korea         300,000            954,545
                                                                                                     --------------
    Specialty Retail .4%
    W.H. Smith PLC ............................................    United Kingdom        772,850          4,946,988
                                                                                                     --------------
    Trading Companies & Distributors .2%
    Samsung Corp. .............................................      South Korea         500,000          2,035,573
                                                                                                     --------------
    Wireless Telecommunication Services .2%
    SK Telecom Co. Ltd., ADR ..................................      South Korea          54,400          1,281,800
    Smartone Telecommunications Holdings Ltd. .................       Hong Kong        1,108,000          1,598,097
                                                                                                     --------------
                                                                                                          2,879,897
                                                                                                     --------------
    Total Common Stocks (Cost $1,089,510,662)..................                                       1,135,613,264
                                                                                                     --------------
    Preferred Stocks .7%
    Cia Vale do Rio Doce, A, ADR, pfd. ........................        Brazil            120,000          2,955,000
    Petroleo Brasileiro SA, pfd. ..............................        Brazil            157,470          3,696,911
    Volkswagen AG, pfd. .......................................        Germany            60,000          1,830,762
                                                                                                     --------------
    Total Preferred Stocks (Cost $9,453,358)...................                                           8,482,673
                                                                                                     --------------
    Total Long Term Investments (Cost $1,098,964,020)..........                                       1,144,095,937
                                                                                                     --------------

TG-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                   PRINCIPAL
                                                                                    COUNTRY         AMOUNT            VALUE
                                                                                -----------------------------------------------
(b) Repurchase Agreements 8.1%
    Lehman Securities Inc., 6.40%, 1/02/01 (Maturity Value $50,035,556)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes .........  United States   $50,000,000     $   50,000,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $51,208,673)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes .........  United States    51,172,000         51,172,000
                                                                                                                 --------------
    Total Repurchase Agreements (Cost $101,172,000)............................                                     101,172,000
                                                                                                                 --------------
    Total Investments (Cost $1,200,136,020) 100.2%.............................                                   1,245,267,937
    Other Assets, less Liabilities (.2%) ......................................                                      (2,587,382)
                                                                                                                 --------------
    Total Net Assets 100.0% ...................................................                                  $1,242,680,555
                                                                                                                 ==============

(a) Non-incoming producing
(b) See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

                                                                          TG-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................     $ 1,098,964,020
                                                            ===============
  Value ...............................................       1,144,095,937
 Repurchase agreements, at value and cost .............         101,172,000
 Receivables:
   Investment securities sold .........................             494,286
   Capital shares sold ................................              74,280
   Dividends and interest .............................           3,702,816
                                                            ---------------
    Total assets ......................................       1,249,539,319
                                                            ---------------
Liabilities:
 Payables:
   Capital shares redeemed ............................           5,541,351
   Affiliates .........................................             856,099
   Professional fees ..................................              49,426
   Reports to shareholders ............................             182,405
 Funds advanced by custodian ..........................             165,302
 Other liabilities ....................................              64,181
                                                            ---------------
   Total liabilities ..................................           6,858,764
                                                            ---------------
    Net assets, at value ..............................     $ 1,242,680,555
                                                            ===============
Net assets consist of:
 Undistributed net investment income ..................     $    22,733,829
 Net unrealized appreciation ..........................          45,131,917
 Accumulated net realized gain ........................         193,332,717
 Capital shares .......................................         981,482,092
                                                            ---------------
    Net assets, at value ..............................     $ 1,242,680,555
                                                            ===============
Class 1:
 Net assets, at value .................................     $ 1,163,637,330
                                                            ===============
 Shares outstanding ...................................          84,584,509
                                                            ===============
 Net asset value and offering price per share .........     $         13.76
                                                            ===============
Class 2:
 Net assets, at value .................................     $    79,043,225
                                                            ===============
 Shares outstanding ...................................           5,771,749
                                                            ===============
 Net asset value and offering price per share .........     $         13.69
                                                            ===============

                       See notes to financial statements.

TG-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment Income:
 (net of foreign taxes of $1,989,369)
 Dividends .................................................    $   28,108,559
 Interest ..................................................         4,534,809
                                                                --------------
    Total investment income ................................        32,643,368
                                                                --------------
Expenses:
 Management fees (Note 3) ..................................         8,610,867
 Distribution fees - Class 2 (Note 3) ......................           126,744
 Custodian fees ............................................           242,100
 Reports to shareholders ...................................           368,572
 Professional fees (Note 3) ................................            92,155
 Trustees' fees and expenses ...............................            11,025
 Other .....................................................            26,351
                                                                --------------
    Total expenses .........................................         9,477,814
                                                                --------------
     Net investment income .................................        23,165,554
                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................       195,106,898
  Foreign currency transactions ............................          (536,198)
                                                                --------------
   Net realized gain .......................................       194,570,700
 Net unrealized depreciation on investments ................      (171,116,784)
                                                                --------------
Net realized and unrealized gain ...........................        23,453,916
                                                                --------------
Net increase in net assets resulting from operations .......    $   46,619,470
                                                                ==============

                       See notes to financial statements.

                                                                          TG-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                 2000               1999
                                                                          ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $   23,165,554      $  13,240,797
  Net realized gain from investments and foreign currency transactions        194,570,700         72,994,064
  Net unrealized appreciation (depreciation) on investments ...........      (171,116,784)        47,953,928
                                                                          ------------------------------------
     Net increase in net assets resulting from operations .............        46,619,470        134,188,789
 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................       (11,099,754)       (15,661,321)
   Class 2 ............................................................          (152,094)           (19,742)
  Net realized gains:
   Class 1 ............................................................       (73,119,422)       (75,768,827)
   Class 2 ............................................................        (1,029,478)           (95,513)
                                                                          ------------------------------------
 Total distributions to shareholders ..................................       (85,400,748)       (91,545,403)
 Capital share transactions (Note 2):
   Class 1 ............................................................       497,688,296        (80,925,896)
   Class 2 ............................................................        70,980,087          3,995,606
                                                                          ------------------------------------
 Total capital share transactions .....................................       568,668,383        (76,930,290)
    Net increase (decrease) in net assets .............................       529,887,105        (34,286,904)
Net assets:
 Beginning of year ....................................................       712,793,450        747,080,354
                                                                          ------------------------------------
 End of year ..........................................................    $1,242,680,555      $ 712,793,450
                                                                          ====================================
Undistributed net investment income included in net assets:
 End of year ..........................................................    $   22,733,829      $  11,248,397
                                                                          ====================================

                       See notes to financial statements.

TG-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of companies of any nation, including those in U.S. and emerging markets.

Effective May 1, 2000, the name of the Templeton Global Growth Fund changed to Templeton Growth Securities Fund, as a result of Fund mergers, as discussed in
Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                                          TG-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                            Year Ended December 31,
                                                     ---------------------------------------------------------------------
                                                                    2000                              1999(a)
                                                     ---------------------------------------------------------------------
                                                          Shares            Amount           Shares            Amount
Class 1 Shares:                                      ---------------------------------------------------------------------
Shares sold ........................................     17,873,866    $  238,251,058        3,559,626    $   53,423,886
Shares issued on merger (Note 6) ...................     48,592,348       628,298,597               --                --
Shares issued on reinvestment of distributions .....      6,513,471        84,219,176        6,314,237        91,430,148
Shares redeemed ....................................    (33,716,851)     (453,080,535)     (15,136,586)     (225,779,930)
                                                     ---------------------------------------------------------------------
Net increase (decrease) ............................     39,262,834    $  497,688,296       (5,262,723)   $  (80,925,896)
                                                     =====================================================================
Class 2 Shares:
Shares sold ........................................     12,896,783    $  173,384,758        3,228,083    $   46,873,543
Shares issued on merger (Note 6) ...................      4,308,381        55,535,000               --                --
Shares issued on reinvestment of distributions .....         91,595         1,181,572            7,976           115,255
Shares redeemed ....................................    (11,812,327)     (159,121,243)      (2,948,742)      (42,993,192)
                                                     ---------------------------------------------------------------------
Net increase .......................................      5,484,432    $   70,980,087          287,317    $    3,995,606
                                                     =====================================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

TG-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Global Advisors Ltd. (TGAL)                          Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------------------------------------------------------------
  1.00%               First $100 million
   .90%               Over $100 million, up to and including $250 million
   .80%               Over $250 million, up to and including $500 million
   .75%               Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $7,497 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred currency losses of $37,117 occurring subsequent to October 31, 2000. For tax purposes, such loss will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, merger related expenses, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,200,843,720 was as follows:

  Unrealized appreciation .............  $  188,943,028
  Unrealized depreciation .............    (144,518,811)
                                         --------------
  Net unrealized appreciation .........  $   44,424,217
                                         ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $671,242,477 and $851,392,810, respectively.

                                                                          TG-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders. The merger was accomplished by a tax-free exchange of 48,592,348 Class 1 shares and 4,308,381 Class 2 shares of the FTVIPT - Templeton Growth Securities Fund (valued at $12.93 per share and $12.89 per share, respectively) for the net assets of the TVP - Templeton Stock Fund which aggregated $683,833,597, including $122,735,093 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Growth Securities Fund immediately after the merger were $1,325,793,044.

TG-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          TG-21
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $152,120,710 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 35.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

TG-22
PAGE

                                   TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund (formerly Templeton International Fund) seeks long-term capital growth. The
Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------

During the 12 months under review, stock markets around the world suffered as the bubble in technology, media and telecommunications (TMT) stocks began to deflate. The over capacity caused by the higher-than-normal level of technology infrastructure investment led to severe pricing pressures and contributed to the demise of companies with questionable business models. In our opinion, the "TMT bubble" was spurred by excess liquidity in the financial system, easy availability of debt and equity financing, Y2K-induced capital spending and the extreme speculation that accompanies market bubbles.

European markets turned in weak performances during the year, weighed down by the decline in TMT stocks and the weakening euro. Asian markets likewise turned in very poor results primarily due to concerns over Korea's and Taiwan's economic reforms, Japan's slower than expected corporate restructuring and worries about the region's economic health. Asian TMT stocks again were the hardest hit, with significant damage done to the Jasdaq and Kosdaq Indexes, the principal TMT indexes in Japan and Korea. Latin American stocks also performed poorly, hurt in part by interest-rate worries and concerns over the U.S. economy's health.

For the year ended December 31, 2000, Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which returned -13.96%.(1) The Fund's outperformance was primarily a result of its low exposure to the poorly performing TMT industries.

During the year, we reduced our European holdings in the finance, telecommunications and technology areas while increasing exposure to utilities, industrials and consumer products. Significant purchases during the year included U.K. utility Powergen; Unilever, a Dutch-Anglo consumer non-durables manufacturer; French engineering company Alstom SA; and BAE, a U.K.-based defense company we think is well positioned to benefit from the next upcycle in defense spending.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Templeton International Securities Fund based on total net assets on 12/31/00.

Europe                                          60.3%
Asia                                            19.1%
North America                                    5.3%
Latin America                                    5.2%
Australia/New Zealand                            4.1%
Mid-East/Africa                                  1.4%
Short-term Investments
& Other Net Assets                               4.6%

                                                                           TI-1
PAGE

Top 10 Holdings
Templeton International Securities Fund
12/31/00

 Company                      % of Total
 Industry, Country            Net Assets
----------------------------------------
   Zurich Financial
   Services AG                  2.4%
   Insurance, Switzerland

   Cheung Kong
   Holdings Ltd.                2.4%
   Real Estate, Hong Kong

   Ace Ltd.                     2.2%
   Insurance, Bermuda

   Aventis SA                   1.9%
   Pharmaceuticals, France

   Unilever PLC                 1.9%
   Food Products, U.K.

   ING Groep NV                 1.9%
   Diversified Financials,
   Netherlands

   Akzo Nobel NV                1.8%
   Chemicals, Netherlands

   AXA SA                       1.8%
   Insurance, France

   Nordea AB                    1.8%
   Banks, Sweden

   E.On AG                      1.7%
   Electric Utilities,
   Germany

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

In our opinion, these companies offered low valuations, improving fundamentals and increasing cash flows. To fund these purchases we eliminated several holdings due to their high valuations, including telecommunications providers Telecom Italia and Portugal Telecom, and finance companies Royal Bank of Scotland and Muenchener Rueckversicherungs-Gesellschaft, and reduced our holdings in AXA, Nordea, Philips, Elan, Total SA and Teva Pharmaceuticals. Over the course of the year, our European portfolio weighting increased from 53.0% of total net assets on December 31, 1999, to 60.3% at the end of the period.

In Asia, we bought a combination of "old" and "new" economy stocks during the year, with Fujitsu, Korea Telecom, and Nippon Telegraph and Telephone representing the new economy. Old economy purchases included capital equipment manufacturer Komatsu and transportation company Nippon Express. We concentrated our selling in a handful of stocks, including Singapore Airlines and Sony Corporation. Our exposure to Asia increased modestly during the year, from 18.6% of total net assets at the beginning of the period, to 19.1% at period-end.

Our Latin American weighting declined dramatically during the 12-month period, due to a combination of Fund sales and significant merger and acquisition activity involving many of the region's companies. We used the tremendous volatility during the year to liquidate our exposure to many of the region's TMT stocks, including the complete sale of Telefonica del Peru. Despite the Latin American markets' poor performances, we continued to find better bargains in other regions of the world. As a result, our exposure to Latin America declined from 11.2% of total net assets on December 31, 1999, to 5.2% at the end of the period. The Fund's cash reserves remained relatively steady during the Fund's fiscal year, and ended the period at approximately 5% of total net assets.

Looking forward, we feel the uncertainty surrounding the global economy's health is creating a favorable environment for value investing. We continue to find tremendous bargains in non-TMT industries and remain optimistic toward the longer-term outlook for these stocks.

Despite the ongoing bear market in technology stocks, their valuations are not yet compelling in our opinion, and there is further potential risk should the global economic trends worsen. Although we do not dismiss lightly the Internet's impact, we do recognize that traditional

TI-2
PAGE

valuation metrics remain valid. We believe the current, severe TMT correction will create several "value" stocks and are actively researching stocks in these areas with intentions to add to our exposure in 2001 when the valuations become more attractive. Yet, with most telecommunications providers battling heavy debt loads, less accommodating capital markets and slower global economic growth, we are concerned about the health of overall information technology
(IT) spending.

We are positive for Europe's outlook in the year to come. Although the euro's decline hurt our performance in 2000, it appears undervalued relative to Europe's future economic growth and is creating many fundamental, positive changes. Labor markets are slowly becoming more flexible, capital markets are evolving, cross-border mergers are becoming common and tax rates are projected to decline over the next few years. In addition, globalization and technology advances are forcing European corporations and governments to become more globally competitive. We believe these structural changes in Europe will help close the growth gap versus the U.S., increase the attractiveness of European assets and consequently improve the valuation of the euro versus the U.S. dollar.

As always, the Templeton research team will scour the world for those stocks whose prices in our opinion are selling at the lowest value in relation to their long-term earnings potential since such shares help reduce risk while offering the potential for attractive long-term returns.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                           TI-3
PAGE
Templeton International
Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton International Securities Fund - Class 2*
Periods ended 12/31/00
                                                                Since      Since Class 2
                                                             Inception      Inception
                                    1-Year        5-Year      (5/1/92)       (5/1/97)
                               ---------------------------------------------------------
 Average Annual Total Return        -2.38%       +13.11%    +13.06%           +10.37%
 Cumulative Total Return            -2.38%       +85.12%   +189.83%           +43.63%
 Value of $10,000 Investment        $9,762       $18,512    $28,983           $14,363

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/92-12/31/00)

The graph compares the performance of Templeton International Securities Fund - Class 2* and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton International Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI EAFE Index** from 5/1/92-12/31/00.

                           Templeton International                  MSCI
                        Securities Fund - Class II                  EAFE
                                                                   Index
                  -------------------------------------------------------
     05/01/1992                  $10,000                         $10,000
     05/31/1992                   $9,960                6.72%    $10,672
     06/30/1992                   $9,720               -4.71%    $10,169
     07/31/1992                   $9,570               -2.53%     $9,912
     08/31/1992                   $9,470                6.31%    $10,538
     09/30/1992                   $9,270               -1.94%    $10,333
     10/31/1992                   $9,170               -5.22%     $9,794
     11/30/1992                   $9,250                0.97%     $9,889
     12/31/1992                   $9,390                0.55%     $9,943
     01/31/1993                   $9,440                0.02%     $9,945
     02/28/1993                   $9,740                3.05%    $10,248
     03/31/1993                  $10,040                8.75%    $11,145
     04/30/1993                  $10,370                9.52%    $12,206
     05/31/1993                  $10,640                2.14%    $12,467
     06/30/1993                  $10,580               -1.54%    $12,275
     07/31/1993                  $10,770                3.52%    $12,707
     08/31/1993                  $11,610                5.42%    $13,396
     09/30/1993                  $11,570               -2.23%    $13,097
     10/31/1993                  $12,460                3.10%    $13,503
     11/30/1993                  $12,510               -8.72%    $12,326
     12/31/1993                  $13,830                7.24%    $13,218
     01/31/1994                  $14,610                8.48%    $14,339
     02/28/1994                  $14,040               -0.26%    $14,302
     03/31/1994                  $13,328               -4.29%    $13,688
     04/30/1994                  $13,461                4.27%    $14,273
     05/31/1994                  $13,543               -0.55%    $14,194
     06/30/1994                  $13,113                1.43%    $14,397
     07/31/1994                  $13,880                0.99%    $14,540
     08/31/1994                  $14,402                2.39%    $14,887
     09/30/1994                  $14,105               -3.13%    $14,422
     10/31/1994                  $14,290                3.35%    $14,905
     11/30/1994                  $13,666               -4.78%    $14,192
     12/31/1994                  $13,522                0.65%    $14,284
     01/31/1995                  $13,164               -3.82%    $13,739
     02/28/1995                  $13,338               -0.26%    $13,703
     03/31/1995                  $13,338                6.27%    $14,562
     04/30/1995                  $13,990                3.79%    $15,114
     05/31/1995                  $14,425               -1.16%    $14,939
     06/30/1995                  $14,611               -1.73%    $14,680
     07/31/1995                  $15,335                6.25%    $15,598
     08/31/1995                  $14,953               -3.79%    $15,007
     09/30/1995                  $15,335                1.98%    $15,304
     10/31/1995                  $14,963               -2.66%    $14,897
     11/30/1995                  $15,232                2.81%    $15,315
     12/31/1995                  $15,656                4.05%    $15,936
     01/31/1996                  $16,122                0.43%    $16,004
     02/29/1996                  $16,349                0.36%    $16,062
     03/31/1996                  $16,391                2.15%    $16,407
     04/30/1996                  $16,993                2.93%    $16,888
     05/31/1996                  $17,225               -1.82%    $16,580
     06/30/1996                  $17,362                0.59%    $16,678
     07/31/1996                  $16,740               -2.90%    $16,195
     08/31/1996                  $17,331                0.24%    $16,234
     09/30/1996                  $17,668                2.68%    $16,669
     10/31/1996                  $18,017               -1.00%    $16,502
     11/30/1996                  $18,967                4.00%    $17,162
     12/31/1996                  $19,421               -1.26%    $16,946
     01/31/1997                  $19,684               -3.48%    $16,356
     02/28/1997                  $19,926                1.66%    $16,628
     03/31/1997                  $20,080                0.39%    $16,692
     04/30/1997                  $20,080                0.55%    $16,784
     05/31/1997                  $20,957                6.53%    $17,880
     06/30/1997                  $22,207                5.54%    $18,871
     07/31/1997                  $23,161                1.64%    $19,180
     08/31/1997                  $22,054               -7.45%    $17,751
     09/30/1997                  $23,863                5.62%    $18,749
     10/31/1997                  $21,955               -7.66%    $17,313
     11/30/1997                  $21,845               -1.00%    $17,140
     12/31/1997                  $22,087                0.90%    $17,294
     01/31/1998                  $22,240                4.60%    $18,089
     02/28/1998                  $23,929                6.44%    $19,254
     03/31/1998                  $25,540                3.10%    $19,851
     04/30/1998                  $25,879                0.81%    $20,012
     05/31/1998                  $25,540               -0.46%    $19,920
     06/30/1998                  $25,237                0.78%    $20,075
     07/31/1998                  $25,459                1.04%    $20,284
     08/31/1998                  $21,835              -12.37%    $17,775
     09/30/1998                  $21,052               -3.04%    $17,235
     10/31/1998                  $22,723               10.45%    $19,036
     11/30/1998                  $24,021                5.15%    $20,016
     12/31/1998                  $24,091                3.97%    $20,811
     01/31/1999                  $23,799               -0.27%    $20,754
     02/28/1999                  $23,121               -2.36%    $20,265
     03/31/1999                  $24,282                4.20%    $21,116
     04/30/1999                  $26,281                4.07%    $21,975
     05/31/1999                  $25,261               -5.13%    $20,848
     06/30/1999                  $26,522                3.92%    $21,665
     07/31/1999                  $26,670                3.00%    $22,315
     08/31/1999                  $26,643                0.39%    $22,402
     09/30/1999                  $26,160                1.03%    $22,633
     10/31/1999                  $26,267                3.77%    $23,486
     11/30/1999                  $27,287                3.50%    $24,308
     12/31/1999                  $29,688                8.99%    $26,493
     01/31/2000                  $28,064               -6.34%    $24,814
     02/29/2000                  $28,488                2.71%    $25,486
     03/31/2000                  $29,565                3.90%    $26,480
     04/30/2000                  $28,128               -5.24%    $25,093
     05/31/2000                  $28,361               -2.42%    $24,485
     06/30/2000                  $29,822                3.93%    $25,448
     07/31/2000                  $29,419               -4.17%    $24,386
     08/31/2000                  $29,622                0.89%    $24,603
     09/30/2000                  $28,535               -4.85%    $23,410
     10/31/2000                  $27,773               -2.34%    $22,862
     11/30/2000                  $27,604               -3.73%    $22,010
     12/31/2000                  $28,983                3.58%    $22,798

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

TI-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights

                                                                                   Class 1
                                                      ------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                      ------------------------------------------------------------------
                                                           2000          1999          1998         1997         1996
                                                      ------------------------------------------------------------------
Per share operating performance(c)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $22.25         $20.69       $20.18      $ 18.40      $15.13
                                                      ------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...........................        .40            .33          .60          .49         .43
 Net realized and unrealized gains (losses) .........       (.95)          3.78         1.29         2.01        3.15
                                                      ------------------------------------------------------------------
Total from investment operations ....................       (.55)          4.11         1.89         2.50        3.58
                                                      ------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................       (.43)          (.57)        (.49)        (.51)       (.24)
 Net realized gains .................................      (2.49)         (1.98)        (.89)        (.21)       (.07)
                                                      ------------------------------------------------------------------
Total distributions .................................      (2.92)         (2.55)       (1.38)        (.72)       (.31)
                                                      ------------------------------------------------------------------
Net asset value, end of year ........................     $18.78         $22.25       $20.69       $20.18      $18.40
                                                      ==================================================================
Total return(a)......................................    (2.19)%         23.61%        9.33%       13.95%      24.04%
Ratios/supplemental data
Net assets, end of year (000's) .....................   $776,495     $1,056,798     $980,470     $938,410    $682,984
Ratios to average net assets:
 Expenses ...........................................       .87%           .85%         .86%         .81%        .65%
 Net investment income ..............................      2.08%          1.69%        2.81%        2.70%       3.23%
Portfolio turnover rate .............................     32.81%         30.04%       29.56%       16.63%       9.46%


(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b)Based on average shares outstanding effective year ended December 31, 1999.
(c)Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of the merger discussed in
   Note 6.

                                                                           TI-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights (continued)

                                                                                Class 2
                                                        --------------------------------------------------------
                                                                        Year Ended December 31,
                                                        --------------------------------------------------------
                                                             2000           1999           1998         1997(c)
                                                        --------------------------------------------------------
Per share operating performance(e)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $22.13        $ 20.61        $20.14        $18.40
                                                        --------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................           .31            .25           .59           .07
 Net realized and unrealized gains (losses) .........          (.90)          3.78          1.25          1.67
                                                        --------------------------------------------------------
Total from investment operations ....................          (.59)          4.03          1.84          1.74
                                                        --------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.38)          (.53)         (.48)           --
 Net realized gains .................................         (2.49)         (1.98)         (.89)           --
                                                        --------------------------------------------------------
Total distributions .................................         (2.87)         (2.51)        (1.37)           --
                                                        --------------------------------------------------------
Net asset value, end of year ........................        $18.67         $22.13        $20.61        $20.14
                                                        ========================================================
Total return(b) .....................................       (2.38)%         23.23%         9.08%         9.46%
Ratios/supplemental data
Net assets, end of year (000's) .....................      $187,115       $101,365       $39,886       $17,606
Ratios to average net assets:
 Expenses ...........................................         1.12%          1.10%         1.11%         1.13%(a)
 Net investment income ..............................         1.66%          1.26%         2.69%         1.14%(a)
Portfolio turnover rate .............................        32.81%         30.04%        29.56%        16.63%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.
(e)Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of the merger discussed in
   Note 6.

                       See notes to financial statements.

TI-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                   COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
    Common Stocks 92.3%
    Aerospace & Defense 2.0%
    BAE Systems PLC .......................................    United Kingdom     2,764,936     $ 15,777,685
    Saab AB, B ............................................        Sweden           423,593        3,501,696
                                                                                                ------------
                                                                                                  19,279,381
                                                                                                ------------
    Air Freight & Couriers 1.1%
    Mayne Nickless Ltd., A ................................       Australia       3,119,588       10,123,073
                                                                                                ------------
    Airlines .9%
    British Airways PLC ...................................    United Kingdom     1,500,553        8,725,188
                                                                                                ------------
    Auto Components .6%
    Autoliv Inc., SDR .....................................        Sweden           393,611        6,173,963
                                                                                                ------------
    Automobiles 1.0%
    Volkswagen AG .........................................        Germany          181,815        9,652,942
                                                                                                ------------
    Banks 8.7%
    Australia & New Zealand Banking Group Ltd. ............       Australia       1,712,582       13,683,984
    BA Holding AG .........................................        Austria           56,130        3,088,091
    BA Holding AG, 144A ...................................        Austria          134,116        7,378,628
    Banca Nazionale del Lavoro SpA ........................         Italy         3,283,734       10,081,220
    Foreningssparbanken AB, A .............................        Sweden           275,345        4,216,772
    HSBC Holdings PLC .....................................       Hong Kong         370,855        5,491,577
    HSBC Holdings PLC, ADR ................................       Hong Kong         105,243        7,745,885
    National Bank of Canada ...............................        Canada           523,079        9,263,583
    Nordea AB .............................................        Sweden         2,135,083       16,838,036
    Unibanco Uniao de Bancos Brasileiros SA, GDR ..........        Brazil           209,029        6,153,291
                                                                                                ------------
                                                                                                  83,941,067
                                                                                                ------------
    Beverages .3%
    PanAmerican Beverages Inc., A .........................        Mexico           168,995        2,397,617
                                                                                                ------------
    Building Products .9%
    Hepworth PLC ..........................................    United Kingdom       775,101        3,253,565
    Novar PLC .............................................    United Kingdom     1,902,783        5,713,209
                                                                                                ------------
                                                                                                   8,966,774
                                                                                                ------------
    Chemicals 5.6%
    Akzo Nobel NV .........................................      Netherlands        329,003       17,668,239
    BASF AG ...............................................        Germany          276,469       12,575,857
    Clariant AG ...........................................      Switzerland         31,760       11,386,955
 (a)Elementis PLC .........................................    United Kingdom     3,163,208        5,245,001
    Imperial Chemical Industries PLC ......................    United Kingdom       499,408        4,121,759
    Kemira OY .............................................        Finland          634,389        3,216,228
                                                                                                ------------
                                                                                                  54,214,039
                                                                                                ------------
 (a)Commercial Services & Supplies 1.0%
    Chubb PLC .............................................    United Kingdom     2,724,071        6,348,014
    Kidde PLC .............................................    United Kingdom     2,724,071        2,889,160
                                                                                                ------------
                                                                                                   9,237,174
                                                                                                ------------
    Communications Equipment .9%
    Alcatel SA ............................................        France            62,176        3,531,633
    Alcatel SA, ADR .......................................        France            92,583        5,178,862
                                                                                                ------------
                                                                                                   8,710,495
                                                                                                ------------
    Computers & Peripherals .7%
    Fujitsu Ltd. ..........................................         Japan           470,271        6,934,644
                                                                                                ------------
    Construction & Engineering .3%
    Fletcher Challenge Building Ltd. ......................      New Zealand      3,662,514        3,176,494
                                                                                                ------------

                                                                           TI-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                  COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Diversified Financials 4.1%
    ING Groep NV .........................................      Netherlands        225,305      $ 17,996,817
    Nomura Securities Co. Ltd. ...........................         Japan           834,730        15,020,754
    Swire Pacific Ltd., B ................................       Hong Kong       7,938,127         6,920,507
                                                                                                ------------
                                                                                                  39,938,078
                                                                                                ------------
    Diversified Telecommunication Services 6.0%
 (a)Cia de Telecomunicaciones de Chile SA, ADR ...........         Chile           251,452         3,316,023
    Korea Telecom Corp., ADR .............................      South Korea        200,070         6,202,170
    Nippon Telegraph & Telephone Corp. ...................         Japan             1,463        10,543,336
    Philippine Long Distance Telephone Co., ADR ..........      Philippines        502,088         8,943,443
    Telecom Corp. of New Zealand Ltd. ....................      New Zealand      2,964,626         6,309,976
 (a)Telefonica SA, ADR ...................................         Spain           253,427        12,671,350
    Telefonos de Mexico SA (Telmex), L, ADR ..............        Mexico           210,229         9,486,584
                                                                                                ------------
                                                                                                  57,472,882
                                                                                                ------------
    Electric Utilities 8.3%
    CLP Holdings Ltd. ....................................       Hong Kong       2,378,158        11,860,453
    E.On AG ..............................................        Germany          271,353        16,508,477
    Gener SA, ADR ........................................         Chile           177,037         3,164,536
    Hong Kong Electric Holdings Ltd. .....................       Hong Kong       2,367,298         8,740,905
    Iberdrola SA, Br. ....................................         Spain           918,222        11,508,702
    Innogy Holdings PLC ..................................    United Kingdom     1,149,686         3,207,264
    International Power PLC ..............................    United Kingdom     1,149,686         4,177,601
    Korea Electric Power Corp. ...........................      South Korea        250,000         4,664,032
    Powergen PLC .........................................    United Kingdom     1,707,059        16,077,868
                                                                                                ------------
                                                                                                  79,909,838
                                                                                                ------------
    Electrical Equipment 1.4%
    Alstom SA ............................................        France           528,574        13,646,959
                                                                                                ------------
    Electronic Equipment & Instruments 1.0%
    Hitachi Ltd. .........................................         Japan         1,078,067         9,610,089
                                                                                                ------------
    Food & Drug Retailing 1.3%
    Safeway PLC ..........................................    United Kingdom     2,880,587        12,930,648
                                                                                                ------------
    Food Products 3.0%
    Northern Foods PLC ...................................    United Kingdom     1,910,572         3,924,289
    Tate & Lyle PLC ......................................    United Kingdom     1,925,078         7,117,351
    Unilever PLC .........................................    United Kingdom     2,112,924        18,038,272
                                                                                                ------------
                                                                                                  29,079,912
                                                                                                ------------
    Health Care Equipment & Supplies .8%
    Nycomed Amersham PLC .................................    United Kingdom       918,222         7,496,965
                                                                                                ------------
 (a)Hotels Restaurants & Leisure .4%
    P & O Princess Cruises PLC ...........................    United Kingdom       789,853         3,333,186
                                                                                                ------------
    Household Durables 2.5%
    Koninklijke Philips Electronics NV ...................      Netherlands        392,839        14,391,274
    Sony Corp. ...........................................         Japan           138,634         9,590,268
                                                                                                ------------
                                                                                                  23,981,542
                                                                                                ------------
    Insurance 10.0%
    Ace Ltd. .............................................        Bermuda          497,103        21,095,809
    AXA SA ...............................................        France           111,323        16,095,446
    AXA SA, 144A .........................................        France            10,120         1,463,183
 (a)Pacific Century Regional Developments Ltd. ...........       Singapore       6,410,127         3,271,605
    Scor .................................................        France           145,685         7,563,753

TI-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                 COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Insurance (cont.)
    Swiss Reinsurance Co. ...............................      Switzerland          6,369      $ 15,269,093
    XL Capital Ltd., A ..................................        Bermuda           99,328         8,678,784
    Zurich Financial Services AG ........................      Switzerland         38,597        23,270,144
                                                                                               ------------
                                                                                                 96,707,817
                                                                                               ------------
    Machinery 2.8%
    IHC Caland NV .......................................      Netherlands        109,264         5,129,139
    Invensys PLC ........................................    United Kingdom     1,829,526         4,236,089
    Komatsu Ltd. ........................................         Japan         2,196,343         9,712,375
    Volvo AB, B .........................................        Sweden           491,704         8,155,548
                                                                                               ------------
                                                                                                 27,233,151
                                                                                               ------------
    Marine .7%
    Koninklijke Nedlloyd Groep NV .......................      Netherlands        126,047         2,757,311
    Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom       789,853         3,737,298
                                                                                               ------------
                                                                                                  6,494,609
                                                                                               ------------
    Media 1.7%
    Wolters Kluwer NV ...................................      Netherlands        600,280        16,366,201
                                                                                               ------------
    Metals & Mining 3.4%
    Barrick Gold Corp. ..................................        Canada           607,739         9,957,694
    BHP Ltd. ............................................       Australia         551,005         5,803,694
    Corus Group PLC .....................................    United Kingdom     4,733,704         4,967,550
    Industrias Penoles SA ...............................        Mexico           461,125           311,943
    Pohang Iron & Steel Co. Ltd. ........................      South Korea        185,150        11,196,818
                                                                                               ------------
                                                                                                 32,237,699
                                                                                               ------------
    Multiline Retail 1.7%
    Hudsons Bay Co. .....................................        Canada           210,238         2,057,589
    Marks & Spencer PLC .................................    United Kingdom     2,780,830         7,736,874
    Mothercare PLC ......................................    United Kingdom       661,679         1,383,790
    Next PLC ............................................    United Kingdom       451,914         5,565,975
                                                                                               ------------
                                                                                                 16,744,228
                                                                                               ------------
    Oil & Gas 5.4%
    Eni SpA .............................................         Italy         2,115,960        13,508,706
    Repsol YPF SA .......................................         Spain           730,405        11,671,339
    Shell Transport & Trading Co. PLC ...................    United Kingdom     1,679,653        13,737,210
    Total Fina Elf SA, B ................................        France            86,277        12,830,619
                                                                                               ------------
                                                                                                 51,747,874
                                                                                               ------------
    Paper & Forest Products 1.4%
    Stora Enso OYJ, R ...................................        Finland          584,330         6,905,071
    UPM-Kymmene Corp. ...................................        Finland          204,542         7,018,871
                                                                                               ------------
                                                                                                 13,923,942
                                                                                               ------------
    Pharmaceuticals 6.3%
    Aventis SA ..........................................        France           212,048        18,614,149
 (a)Elan Corp. PLC, ADR .................................    Irish Republic       264,619        12,387,477
    Merck KGAA ..........................................        Germany          370,710        16,183,954
    Teva Pharmaceutical Industries Ltd., ADR ............        Israel           187,622        13,743,312
                                                                                               ------------
                                                                                                 60,928,892
                                                                                               ------------
    Real Estate 2.4%
    Cheung Kong Holdings Ltd. ...........................       Hong Kong       1,808,137        23,123,586
                                                                                               ------------


                                                                           TI-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                            COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Road & Rail 2.5%
    Nippon Express Co. Ltd. ........................................         Japan         2,115,342     $ 12,780,960
    Seino Transportation Co. Ltd. ..................................         Japan           321,672        1,354,853
    Stagecoach Holdings PLC ........................................    United Kingdom     9,856,847        9,791,619
                                                                                                         ------------
                                                                                                           23,927,432
                                                                                                         ------------
 (a)Semiconductor Equipment & Products .4%
    Hyundai Electronics Industries Co. .............................      South Korea      1,088,500        3,463,409
                                                                                                         ------------
    Transportation Infrastructure .1%
    Hong Kong Aircraft Engineering Co. Ltd. ........................       Hong Kong         551,901          976,453
                                                                                                         ------------
    Wireless Telecommunication Services .7%
    Smartone Telecommunications Holdings Ltd. ......................       Hong Kong       4,459,118        6,431,503
                                                                                                         ------------
    Total Common Stocks (Cost $806,960,832).........................                                      889,239,746
                                                                                                         ------------
    Preferred Stocks 3.1%
    Cia Vale do Rio Doce, A, ADR, pfd. .............................        Brazil           204,192        5,028,228
    Embratel Participacoes SA, ADR, pfd. ...........................        Brazil           231,091        3,625,240
    Petroleo Brasileiro SA, pfd. ...................................        Brazil           300,000        7,043,077
    Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ..........        Brazil           129,339        9,425,580
    Volkswagen AG, pfd. ............................................        Germany          160,254        4,889,783
                                                                                                         ------------
    Total Preferred Stocks (Cost $27,493,443).......................                                       30,011,908
                                                                                                         ------------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                --------------
    Short Term Investments .5%
    Sallie Mae, 6.264%, 4/19/01 (Cost $5,000,000)..............................  United States   $ 5,000,000       4,999,230
                                                                                                                ------------
    Total Investments before Repurchase Agreements (Cost $839,454,275).........                                  924,250,884
                                                                                                                ------------
 (b)Repurchase Agreements 5.4%
    Lehman Brothers Inc., 6.40%, 1/02/01 (Maturity Value $25,017,778)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes .........  United States    25,000,000      25,000,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $26,780,179)
    Collateralized by Fannie Mae Discount Notes ...............................  United States    26,761,000      26,761,000
                                                                                                                ------------
    Total Repurchase Agreements (Cost $51,761,000).............................                                   51,761,000
                                                                                                                ------------
    Total Investments (Cost $891,215,275) 101.3%...............................                                  976,011,884
    Other Assets, less Liabilities (1.3%) .....................................                                  (12,401,366)
                                                                                                                ------------
    Total Net Assets 100.0% ...................................................                                 $963,610,518
                                                                                                                ============

(a)Non-income producing
(b)See Note 1(c) regarding repurchase agreements.


                              See notes to financial statements.

TI-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................     $839,454,275
                                                            ============
  Value ...............................................      924,250,884
 Repurchase agreements, at value and cost .............       51,761,000
 Receivables:
  Investment securities sold ..........................           98,283
  Capital shares sold .................................        2,872,986
  Dividends and interest ..............................        5,750,668
                                                            ------------
   Total assets .......................................      984,733,821
                                                            ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................       19,743,969
  Affiliates ..........................................          882,563
  Professional fees ...................................           34,792
  Reports to shareholders .............................          319,156
 Funds advanced by custodian ..........................            1,198
 Other liabilities ....................................          141,625
                                                            ------------
   Total liabilities ..................................       21,123,303
                                                            ------------
    Net assets, at value ..............................     $963,610,518
                                                            ============
Net assets consist of:
 Undistributed net investment income ..................     $ 25,867,852
 Net unrealized appreciation ..........................       84,796,609
 Accumulated net realized gain ........................      197,744,112
 Capital shares .......................................      655,201,945
                                                            ------------
    Net assets, at value ..............................     $963,610,518
                                                            ============
Class 1:
 Net assets, at value .................................     $776,495,026
                                                            ============
 Shares outstanding ...................................       41,338,300
                                                            ============
 Net asset value and offering price per share .........     $      18.78
                                                            ============
Class 2:
 Net assets, at value .................................     $187,115,492
                                                            ============
 Shares outstanding ...................................       10,021,735
                                                            ============
 Net asset value and offering price per share .........     $      18.67
                                                            ============

                       See notes to financial statements.

                                                                          TI-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
 (net of foreign taxes of $3,906,045)
 Dividends ...................................................    $  38,435,733
 Interest ....................................................        4,808,680
                                                                  -------------
   Total investment income ...................................       43,244,413
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        9,942,391
 Administrative fees (Note 3) ................................        1,563,478
 Distribution fees - Class 2 (Note 3) ........................          376,383
 Custodian fees ..............................................          500,000
 Reports to shareholders .....................................          698,534
 Registration and filing fees ................................            3,050
 Professional fees (Note 3) ..................................           55,150
 Trustees' fees and expenses .................................           13,550
 Other .......................................................           17,827
                                                                  -------------
   Total expenses ............................................       13,170,363
                                                                  -------------
    Net investment income ....................................       30,074,050
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................      142,591,527
  Foreign currency transactions ..............................       (1,345,593)
                                                                  -------------
   Net realized gain .........................................      141,245,934
 Net unrealized depreciation on investments ..................     (180,372,699)
                                                                  -------------
Net realized and unrealized loss .............................      (39,126,765)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $  (9,052,715)
                                                                  =============

                       See notes to financial statements.

TI-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                     2000                1999
                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $   30,074,050       $   17,320,878
  Net realized gain from investments and foreign currency transactions .....      141,245,934           84,997,543
  Net unrealized appreciation (depreciation) on investments ................     (180,372,699)         128,046,409
                                                                               -----------------------------------
    Net increase (decrease) in net assets resulting from operations ........       (9,052,715)         230,364,830
 Distributions to shareholders from:
  Net investment income:
   Class 1 .................................................................      (20,195,709)         (26,406,410)
   Class 2 .................................................................       (2,255,259)          (1,047,921)
  Net realized gains:
   Class 1 .................................................................     (118,600,706)         (91,727,528)
   Class 2 .................................................................      (14,798,195)          (3,898,692)
                                                                               -----------------------------------
 Total distributions to shareholders .......................................     (155,849,869)        (123,080,551)
 Capital share transactions: (Note 2)
   Class 1 .................................................................     (129,050,261)         (14,797,710)
   Class 2 .................................................................       99,400,896           45,319,734
                                                                               -----------------------------------
 Total capital share transactions ..........................................      (29,649,365)          30,522,024
    Net increase (decrease) in net assets ..................................     (194,551,949)         137,806,303
Net assets:
 Beginning of year .........................................................    1,158,162,467        1,020,356,164
                                                                               -----------------------------------
 End of year ...............................................................   $  963,610,518       $1,158,162,467
                                                                               ===================================
Undistributed net investment income included in net assets:
 End of year ...............................................................   $   25,867,852       $   16,772,639
                                                                               ===================================

                       See notes to financial statements.

                                                                          TI-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, 54% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of companies outside the U.S., including emerging markets.

Effective May 1, 2000, the name of the Templeton International Equity Fund changed to Templeton International Securities Fund as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

TI-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differ by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                              Year Ended December 31,
                                                        --------------------------------------------------------------------
                                                                     2000                                 1999
                                                        --------------------------------------------------------------------
                                                          Shares             Amount            Shares             Amount
Class 1 Shares:                                         --------------------------------------------------------------------
Shares sold ........................................     12,544,954     $   237,099,440        4,898,075     $    98,598,572
Shares issued on merger (Note 6) ...................     35,794,416         651,458,377               --                  --
Shares issued on reinvestment of distributions .....      7,326,841         138,796,415        6,924,615         118,133,938
Shares redeemed ....................................    (61,827,748)     (1,156,404,493)     (11,722,543)       (231,530,220)
                                                        --------------------------------------------------------------------
Net increase (decrease) ............................     (6,161,537)    $  (129,050,261)         100,147     $   (14,797,710)
                                                        ====================================================================
Class 2 Shares:
Shares sold ........................................     51,772,474     $   972,961,568       57,320,488     $ 1,117,974,227
Shares issued on merger (Note 6) ...................        177,521           3,216,683               --                  --
Shares issued on reinvestment of distributions .....        904,696          17,053,454          290,806           4,946,613
Shares redeemed ....................................    (47,412,674)       (893,830,809)     (54,967,087)     (1,077,601,106)
                                                        --------------------------------------------------------------------
Net increase .......................................      5,442,017     $    99,400,896        2,644,207     $    45,319,734
                                                        ====================================================================


                                                                          TI-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

     Entity                                                              Affiliation
     ------------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                 Administrative manager
          Templeton Investment Counsel, LLC (TIC)                        Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

     Annualized Fee Rate    Daily Net Assets
     ------------------------------------------------------------------------------------------
         .75%               First $200 million
        .675%               Over $200 million, up to and including $1.3 billion
         .60%               Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

     Annualized Fee Rate    Daily Net Assets
     ------------------------------------------------------------------------------------------
         .15%               First $200 million
        .135%               Over $200 million, up to and including $700 million
         .10%               Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $9,632 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, merger related expenses, and gains (losses) realized on in-kind shareholder redemptions.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $891,353,012 was as follows:


            Unrealized appreciation .................  $ 235,847,269
            Unrealized depreciation .................   (151,188,397)
                                                       -------------
            Net unrealized appreciation .............  $  84,658,872
                                                       =============


TI-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $439,898,109 and $1,229,714,659, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton International Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton International Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton International Securities Fund reflect the financial statements of TVP - Templeton International Fund. Immediately preceding the merger, FTVIPT - Templeton International Securities Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6496 existing Class 1 share and one new Class 2 share for each .6496 existing Class 2 share. As a result, the FTVIPT - Templeton International Securities Fund net asset value per share was $18.20 for Class 1 and $18.12 for Class 2 on May 1, 2000. TVP - Templeton International Fund's shareholders contributed net assets having an aggregate value of $1,071,394,151 (including $137,586,448 of unrealized appreciation) in exchange for 35,794,416 Class 1 shares and 177,521 Class 2 shares (post-split) of the FTVIPT - Templeton International Securities Fund. Immediately prior to the merger, FTVIPT - Templeton International Securities Fund had net assets of $654,675,060 (including unrealized appreciation of $16,819,111). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton International Securities Fund were $1,726,069,211.


                                                                          TI-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton International Securities Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001


TI-18
PAGE


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $155,849,714 as a capital gain dividend for the fiscal year ended December 31, 2000.

                                                                          TI-19

PAGE

                            TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Smaller Companies Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of smaller companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------

If ever a year could be split into two contrasting periods, this would be it. During the first three months of the year, international stock markets generally performed well, driven upward by strength in the global economic environment, particularly by signs of a sustained Asian recovery. However, from the middle of March 2000, many stock markets declined mainly due to rising interest rates, high oil prices, the euro's continuing slide, corporate earnings disappointments, investor concerns that many technology and Internet valuations were unrealistic, and fears of a potential U.S. economic slowdown.

The Fund now seeks to invest in companies with market capitalizations of less than $2 billion. This change reflects the increase in capitalization of global stock markets over the last few years and gives the Fund the opportunity to invest in a greater number of dynamic, more liquid smaller companies. As a result, we changed our benchmark to the Salomon Smith Barney Global ex-U.S.
less than $2 Billion Index.(1) For the year under review, the Fund's performance was above that of our new benchmark, which delivered a return of -14.28%. The Fund's previous benchmark, the Salomon Smith Barney Global ex-U.S. less than $1 Billion Index, declined 16.62% during the period.1 The Fund's outperformance was due largely to our continued low exposure to the technology sector and Japanese stocks, both of which were highly volatile and offered generally poor results during the reporting period. In fact, the Fund benefited from the correction in technology-related issues, as investor attention seemed to shift to more traditional value stocks representative of our core investment style.

The bedrock of the portfolio continues to be our European holdings. Strong stock selection and a better European economic environment contributed significantly to Fund performance. In the U.K., we benefited from our positions in produce and prepared foods distributor Geest, international transportation conglomerate Stagecoach, and department store chain Debenhams. On the continent, electronics manufacturer Bang & Olufsen, fashion designer Hugo Boss, drug wholesaler Gehe, industrial machinery builder Fives-Lille, data storage

(1). Source: Salomon Smith Barney. For an index description, please see the Index Definitions following the Fund Summaries.

This graph shows in pie format the geographic distribution of Templeton International Smaller Companies Fund based on total net assets as of 12/31/00.

Europe                             50.7%
Asia                               22.2%
North America                       5.8%
Latin America/Caribbean             4.1%
Australia/New Zealand               3.8%
Mid-East/Africa                     0.2%
Short-Term Investments
& Other Net Assets                 13.2%

                                                                          TIS-1
PAGE

Top 10 Holdings
Templeton International Smaller
Companies Fund
12/31/00

 Company                         % of Total
 Industry, Country               Net Assets
-------------------------------------------
   Kardex AG, Br.                    3.1%
   Electronic Equipment &
   Instruments, Switzerland

   Giordano International
   Ltd.                              2.7%
   Specialty Retail,
   Hong Kong

   Sa des Galeries Lafayette         2.7%
   Multiline Retail,
   France

   GTC Transcontinental
   Ltd., B                           2.5%
   Commercial Services &
   Supplies, Canada

   Dah Sing Financial
   Holdings Ltd.                     2.4%
   Banks, Hong Kong

   Li & Fung Ltd.                    2.3%
   Textiles & Apparel, Hong
   Kong

   Hugo Boss AG, pfd.                2.1%
   Textiles & Apparel,
   Germany

   Fletcher Challenge
   Energy Ltd.                       1.7%
   Oil & Gas, New Zealand

   Aalberts Industries NV            1.7%
   Industrial
   Conglomerates,
   Netherlands

   Fives-Lille Cie De                1.6%
   Construction &
   Engineering,
   France

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

producer Kardex and Internet-technology driven logistics and supply chain specialist Swisslog all performed well. Although we expect to continue discovering attractively valued companies across a number of industries in Europe, we will seek not to fall into a "value trap" by purchasing stocks that are recognized as cheap but are simply too small to interest investors or have no catalyst for share price appreciation.

In Asia, the strong relative performance of Hong Kong holdings Li & Fung, Dah Sing Financial and Techtronic Industries all boosted the Fund's performance. Compared with our benchmark, we maintained an underweight exposure to the Japanese market. This was detrimental to the Fund during the first three months of the year when telecommunications and technology stocks soared. However, we viewed Japanese technology stocks as overpriced and were gratified to see their valuations retrench significantly over the last few months of the period. We will continue to search for undervalued stocks in Japan using our disciplined, value-oriented approach.

Brazil was Latin America's best performing stock market, as investors gained confidence in the country's economic outlook. Although this positive belief waned during the latter part of the period, the Fund benefited from its exposure to the telecommunications industry, particularly in Telemig Celular.

Looking forward, we will continue to focus on company fundamentals as the basis for stock selection. In keeping with our value style of investing, we believe that a stock's fundamental value is of the utmost importance and we will continue to search for issues that trade at a discount to what, in our opinion, are a company's future earnings. More specifically, we will concentrate our search on companies we feel are able to avert the threat of pricing pressures to small businesses by producing value-added, rather than commodity, products or services.

TIS-2
PAGE

Regionally, we believe Europe continues to hold tremendous potential due to positive earnings prospects and a renewed focus on delivering value to shareholders. In Japan, we will focus on newer, entrepreneurial companies while remaining cautious about that country's economic fundamentals. We also believe that the agreement between the U.S. and China to establish normal trading relations will ease China's acceptance into the World Trade Organization and may provide interesting investment opportunities as foreign direct investment returns to Asia's largest nation.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Top 10 Industries
Templeton International Smaller
Companies Fund
Based on Equity Securities
12/31/00

                               % of Total
                               Net Assets
-----------------------------------------
   Banks                            7.4%

   Specialty Retail                 6.2%

   Textiles & Apparel               6.0%

   Commercial Services &
   Supplies                         5.7%

   Marine                           5.1%

   Electronic Equipment &
   Instruments                      4.7%

   Construction &
   Engineering                      4.4%

   Multiline Retail                 4.3%

   Machinery                        3.9%

   Electrical Equipment             3.4%

                                                                          TIS-3
PAGE

Templeton International
Smaller Companies
Fund - Class 2

   We are replacing Salomon Smith Barney Global ex-U.S. less than $1 Billion Index with Salomon Smith Barney Global ex-U.S. less than $2 Billion Index as the new index better reflects the Fund's holdings. Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton International Smaller Companies Fund - Class 2*
Periods ended 12/31/00
                                                              Since     Since Class 2
                                                           Inception     Inception
                                    1-Year       3-Year     (5/1/96)      (1/6/99)
                               ------------------------------------------------------
 Average Annual Total Return        -1.24%       +2.39%     +3.79%          +9.29%
 Cumulative Total Return            -1.24%       +7.35%    +18.96%         +19.26%
 Value of $10,000 Investment        $9,876      $10,735    $11,896         $11,926

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/00)

The graph compares the performance of Templeton International Smaller Companies Fund - Class 2*, the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index and the Salomon Smith Barney Global ex-U.S. less than $1 Billion Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton International Smaller Companies Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index** and the Salomon Smith Barney Global ex-U.S. less than $1 Billion Index** from 5/1/96-12/31/00.

                 Templeton International Smaller        Salomon Smith Barney Global       Salomon Smith
                                Companies Fund -       ex-U.S. less than $2 Billion       Barney Global
                                        Class II                              Index   ex-U.S. less than
                                                                                       $1 Billion Index
              ------------------------------------------------------------------------------------------
                           $10,000                          $10,000                             $10,000
                           $10,150        -1.02%             $9,898          -0.73%              $9,927
                           $10,330        -0.14%             $9,884          -0.22%              $9,905
                           $10,210        -4.14%             $9,475          -4.47%              $9,462
                           $10,330         1.32%             $9,600           1.82%              $9,635
                           $10,410         0.93%             $9,689           0.59%              $9,691
                           $10,690        -0.11%             $9,679           0.10%              $9,701
                           $10,890         2.08%             $9,880           1.92%              $9,887
                           $11,250        -1.76%             $9,706          -1.71%              $9,718
                           $11,330        -0.25%             $9,682           0.72%              $9,788
                           $11,450         2.25%             $9,900           2.36%             $10,019
                           $11,490        -1.96%             $9,706          -2.18%              $9,801
                           $11,440        -1.53%             $9,557          -1.96%              $9,609
                           $11,670         5.50%            $10,083           5.37%             $10,125
                           $11,936         2.34%            $10,319           2.11%             $10,338
                           $12,026        -1.21%            $10,194          -1.48%             $10,185
                           $12,117        -5.49%             $9,634          -5.26%              $9,650
                           $12,569         0.74%             $9,705           0.21%              $9,670
                           $11,574        -6.21%             $9,103          -6.00%              $9,090
                           $11,232        -6.39%             $8,521          -7.32%              $8,424
                           $11,081        -2.83%             $8,280          -3.04%              $8,168
                           $10,689         1.93%             $8,440           2.14%              $8,343
                           $11,684         8.03%             $9,117           8.41%              $9,045
                           $12,227         3.98%             $9,480           3.51%              $9,362
                           $12,328         0.37%             $9,515           0.34%              $9,394
                           $12,066        -1.86%             $9,338          -2.03%              $9,203
                           $11,327        -4.63%             $8,906          -5.07%              $8,737
                           $11,105        -2.04%             $8,724          -2.14%              $8,550
                            $9,362       -14.81%             $7,432         -14.73%              $7,290
                            $9,066        -0.39%             $7,403          -0.03%              $7,288
                            $9,404         8.02%             $7,997           6.94%              $7,794
                            $9,805         3.65%             $8,289           4.25%              $8,125
                            $9,721         1.22%             $8,390           1.80%              $8,271
                            $9,467        -1.39%             $8,273          -1.56%              $8,142
                            $9,424        -1.53%             $8,147          -1.46%              $8,024
                            $9,815         7.27%             $8,739           7.69%              $8,641
                           $10,809         8.82%             $9,510           9.85%              $9,492
                           $10,745        -2.05%             $9,315          -1.59%              $9,341
                           $11,368         6.32%             $9,904           6.90%              $9,985
                           $11,553         2.35%            $10,136           2.15%             $10,200
                           $11,716         1.74%            $10,313           1.67%             $10,370
                           $11,346        -1.06%            $10,203          -1.55%             $10,210
                           $11,270        -0.64%            $10,138          -1.05%             $10,102
                           $11,422         2.39%            $10,380           1.99%             $10,303
                           $12,042         5.37%            $10,938           4.59%             $10,776
       -0.45%              $11,988         0.15%            $10,954           1.35%             $10,922
        0.64%              $12,065         2.53%            $11,231           3.40%             $11,293
        4.96%              $12,663         0.47%            $11,284          -0.06%             $11,286
       -3.36%              $12,237        -7.24%            $10,467          -8.18%             $10,363
       -0.45%              $12,182        -1.75%            $10,284          -2.43%             $10,111
        5.36%              $12,835         6.14%            $10,916           6.09%             $10,727
       -1.81%              $12,603        -3.94%            $10,485          -4.05%             $10,293
        1.41%              $12,781         2.99%            $10,799           2.83%             $10,584
       -4.94%              $12,149        -5.15%            $10,243          -5.42%             $10,010
       -4.19%              $11,640        -7.38%             $9,487          -8.31%              $9,178
       -1.05%              $11,518        -3.53%             $9,152          -3.98%              $8,813
        3.27%              $11,896         2.45%             $9,376           1.95%              $8,985

**Source: Salomon Smith Barney.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

TIS-4
PAGE

                      SUPPLEMENT DATED FEBRUARY 16, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND, is amended by replacing the MANAGEMENT section (page TIS-4) with the following:


MANAGEMENT

Templeton Investment Counsel, LLC (TIC), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the fund's investment manager.

Under an agreement with TIC, Templeton Asset Management Ltd. (TAML), Two Exchange Square, Hong Kong, serves as the fund's sub-advisor. TAML provides TIC with investment management advice and assistance.

MANAGEMENT TEAM The team responsible for the fund's management is:

Simon Rudolph                  Mr. Rudolph has been a manager of the fund since 1997. Before joining
SENIOR VICE PRESIDENT, TIC     Franklin Templeton Investments in 1997, he was an executive director with
PORTFOLIO MANAGER, TAML        Morgan Stanley.

Tucker Scott, CFA              Mr. Scott has been a manager of the fund since 2000. Before joining Franklin
VICE PRESIDENT, TIC            Templeton Investments in 1996, he worked for Aeltus Investment Management.

Cindy L. Sweeting, CFA         Ms. Sweeting has been a manager of the fund since January 2001. Before
SENIOR VICE PRESIDENT, TIC     joining Franklin Templeton Investments in 1997, she was Vice President of
                               Investments with McDermott International Investments Co., Inc. in Nassau,
                               Bahamas.

The fund pays TIC a fee for managing the fund's assets. For the fiscal year ended December 31, 1999, the fund paid 0.85% of its average net assets to TIC for its services.

               Please keep this supplement for future reference.

                                                                          TIS-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights

                                                                                       Class 1
                                                        ---------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                        ---------------------------------------------------------------------
                                                            2000          1999           1998           1997         1996(c)
                                                        ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................      $11.07         $9.20         $11.02         $11.25       $ 10.00
                                                        ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................         .29           .26            .25            .23          .10
 Net realized and unrealized gains (losses) .........        (.39)         1.93          (1.52)          (.39)        1.15
                                                        ---------------------------------------------------------------------
Total from investment operations ....................        (.10)         2.19          (1.27)          (.16)        1.25
                                                        ---------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.20)         (.32)          (.25)          (.07)           --
 Net realized gains .................................          --            --           (.30)            --            --
                                                        ---------------------------------------------------------------------
Total distributions .................................        (.20)         (.32)          (.55)          (.07)           --
                                                        ---------------------------------------------------------------------
Net asset value, end of year ........................      $10.77        $11.07          $9.20         $11.02       $ 11.25
                                                        =====================================================================
Total return(b)......................................     (1.03)%        23.90%       (12.27)%        (1.50)%        12.50%
Ratios/supplemental data
Net assets, end of year (000's) .....................     $19,983       $23,541       $ 24,999        $32,201       $16,255
Ratios to average net assets:
 Expenses ...........................................       1.12%         1.11%          1.10%          1.06%         1.16%(a)
 Net investment income ..............................       2.63%         2.52%          2.26%          2.74%         2.51%(a)
Portfolio turnover rate .............................      29.58%        15.80%         18.45%         21.38%            --

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying vehicle. Total return is not annualized for periods less than one year.
(c) For the period May 1, 1996 (effective date) to December 31, 1996.
(d) Based on average shares outstanding effective year ended December 31, 1999.

TIS-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights (continued)

                                                                     Class 2
                                                          -----------------------------
                                                             Year Ended December 31,
                                                          -----------------------------
                                                               2000            1999(c)
                                                          -----------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................        $11.07          $9.44
                                                          -----------------------------
Income from investment operations:
 Net investment income(d)..............................           .23            .13
 Net realized and unrealized gains (losses) ...........          (.35)          1.82
                                                          -----------------------------
Total from investment operations ......................          (.12)          1.95
                                                          -----------------------------
Less distributions from net investment income .........          (.20)          (.32)
                                                          -----------------------------
Net asset value, end of year ..........................        $10.75         $11.07
                                                          =============================
Total return(b) .......................................       (1.24)%         20.75%
Ratios/supplemental data
Net assets, end of year (000's) .......................       $10,379         $2,049
Ratios to average net assets:
 Expenses .............................................         1.36%          1.38%(a)
 Net investment income ................................         2.07%          1.21%(a)
Portfolio turnover rate ...............................        29.58%         15.80%

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Based on average shares outstanding.

                       See notes to financial statements.

                                                                          TIS-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Statement of Investments, December 31, 2000

                                                              COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks 82.6%
(a) Airlines .6%
    Grupo Aeroportuario del Sereste, B, ADR ..........        Mexico          10,400      $   172,900
                                                                                          -----------
    Auto Components 1.0%
    Laird Group PLC ..................................    United Kingdom      62,000          322,767
                                                                                          -----------
    Banks 7.4%
    BA Holding AG, 144A ..............................        Austria          6,000          330,101
    Banco de Valencia SA .............................         Spain          10,797           89,204
    Banco Pastor SA ..................................         Spain           8,000          345,498
    Dah Sing Financial Holdings Ltd. .................       Hong Kong       134,800          725,855
    Erste Bank der Oester Sparkassen AG ..............        Austria          7,455          335,959
    Laurentian Bank of Canada ........................        Canada          22,580          418,677
                                                                                          -----------
                                                                                            2,245,294
                                                                                          -----------
    Beverages 1.0%
    Grupo Continental SA .............................        Mexico         269,010          293,969
                                                                                          -----------
    Building Products 1.8%
    Novar PLC ........................................    United Kingdom     117,500          352,800
    Saint-Gobain Cristaleria SA ......................         Spain           1,291           33,344
    Zehnder Holding AG ...............................      Switzerland          252          160,950
                                                                                          -----------
                                                                                              547,094
                                                                                          -----------
    Chemicals 2.5%
(a) Elementis PLC ....................................    United Kingdom     142,000          235,454
    Energia e Industrias Aragonesas Eia SA ...........         Spain          34,500          137,011
    Sarna Kunststoff Holding AG ......................      Switzerland           52           63,536
    Schuttersveld NV .................................      Netherlands       11,146          167,431
    Yule Catto & Co. PLC .............................    United Kingdom      61,600          151,831
                                                                                          -----------
                                                                                              755,263
                                                                                          -----------
    Commercial Services & Supplies 5.7%
    Arcadis NV .......................................      Netherlands       52,138          418,522
    GTC Transcontinental Group Ltd., B ...............        Canada          63,300          748,053
    Observer AB, B ...................................        Sweden          33,192          422,133
(a) Stepstone ASA ....................................        Norway          75,600          132,880
                                                                                          -----------
                                                                                            1,721,588
                                                                                          -----------
    Communications Equipment .4%
    VTech Holdings Ltd. ..............................       Hong Kong       136,000          124,668
                                                                                          -----------
    Construction & Engineering 4.3%
    Fives-Lille Cie De ...............................        France           4,840          481,669
    Grupo Dragados SA ................................         Spain          42,465          462,473
    Leighton Holdings Ltd. ...........................       Australia       108,180          379,296
                                                                                          -----------
                                                                                            1,323,438
                                                                                          -----------
    Construction Materials 2.2%
    Gujarat Ambuja Cements Ltd. ......................         India         104,020          352,304
(a) Siam City Cement Public Co. Ltd., fgn. ...........       Thailand        112,701          324,749
                                                                                          -----------
                                                                                              677,053
                                                                                          -----------
(a) Containers & Packaging .2%
    Empaques Ponderosa SA de CV, B ...................        Mexico         151,800           75,833
                                                                                          -----------
    Diversified Financials 2.8%
    Athlon Groep NV ..................................      Netherlands       19,550          209,242
    Banco Portuguese de Investimento SA ..............       Portugal         73,957          231,912
    Housing Development Finance Corp. Ltd. ...........         India          36,710          426,121
                                                                                          -----------
                                                                                              867,275
                                                                                          -----------

TIS-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                      COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electric Utilities .3%
    Guangdong Electric Power Development Co Ltd., B ..........         China           198,520      $    87,808
                                                                                                    -----------
    Electrical Equipment 2.0%
    Draka Holding NV .........................................      Netherlands          4,680          252,206
    Twentsche Kabel Holdings NV ..............................      Netherlands         10,680          350,946
                                                                                                    -----------
                                                                                                        603,152
                                                                                                    -----------
    Electronic Equipment & Instruments 4.7%
    Dae Duck Electronics Co. Ltd. ............................      South Korea         42,178          322,093
    Kardex AG, Br. ...........................................      Switzerland          2,241          943,834
    Varitronix International Ltd. ............................       Hong Kong         187,500          170,675
                                                                                                    -----------
                                                                                                      1,436,602
                                                                                                    -----------
    Food & Drug Retailing .8%
    North West Company Fund ..................................        Canada            31,365          241,189
                                                                                                    -----------
    Food Products 1.4%
    Charoen Pokphand Foods Public Co., Ltd., fgn. ............       Thailand           86,273           78,954
    Geest PLC ................................................    United Kingdom        44,750          342,596
                                                                                                    -----------
                                                                                                        421,550
                                                                                                    -----------
    Gas Utilities .6%
    Gas Authority of India Ltd., 144A, GDR ...................         India            29,000          181,975
                                                                                                    -----------
    Health Care Equipment & Supplies .8%
(a) Medison Co. Ltd. .........................................      South Korea         40,000           68,933
    Moulin International Holdings Ltd. .......................       Hong Kong       2,271,176          183,443
                                                                                                    -----------
                                                                                                        252,376
                                                                                                    -----------
    Health Care Providers & Services 3.0%
    Apothekers Cooperatie OPG VA .............................      Netherlands         16,110          446,185
    Gehe AG ..................................................        Germany           12,390          474,020
                                                                                                    -----------
                                                                                                        920,205
                                                                                                    -----------
    Household Durables 2.2%
    Bang & Olufsen Holding AS, B .............................        Denmark            8,140          294,887
    Guangdong Kelon Electrical Holdings Ltd., H ..............         China            92,000           15,216
    Techtronic Industries Co. Ltd. ...........................       Hong Kong       1,646,000          352,418
                                                                                                    -----------
                                                                                                        662,521
                                                                                                    -----------
    Household Products .9%
    McBride PLC ..............................................    United Kingdom       281,810          267,316
                                                                                                    -----------
    Industrial Conglomerates 1.7%
    Aalberts Industries NV ...................................      Netherlands         20,980          512,125
                                                                                                    -----------
    Insurance 1.2%
    Mutual Risk Management Ltd. ..............................        Bermuda           23,350          354,628
                                                                                                    -----------
(a) Internet Software & Services .1%
    Sohu.com Inc. ............................................         China             8,330           19,784
                                                                                                    -----------
    Leisure Equipment & Products 1.0%
    Amer Group Ltd., A .......................................        Finland           11,300          297,053
                                                                                                    -----------
    Machinery 3.9%
    METSO OYJ ................................................        Finland           39,810          444,771
    Swisslog Holding AG ......................................      Switzerland            688          301,438
    Weir Group PLC ...........................................    United Kingdom       120,900          428,928
                                                                                                    -----------
                                                                                                      1,175,137
                                                                                                    -----------

                                                                          TIS-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                         COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Marine 5.0%
    Koninklijke Nedlloyd Groep NV ...............................      Netherlands         18,230      $   398,786
(a) Neptune Orient Lines Ltd. ...................................       Singapore         269,000          210,980
    Orient Overseas International Ltd. ..........................       Hong Kong         825,000          359,620
    Sea Containers Ltd., A ......................................    United Kingdom        15,570          338,648
    Stolt Nielsen SA, ADR .......................................        Norway            15,000          226,875
                                                                                                       -----------
                                                                                                         1,534,909
                                                                                                       -----------
    Metals & Mining 2.0%
    Iluka Resources Ltd. ........................................       Australia         110,370          253,772
    Sapa AB .....................................................        Sweden            14,679          214,689
    Yamato Kogyo Co. Ltd. .......................................         Japan            41,000          134,991
                                                                                                       -----------
                                                                                                           603,452
                                                                                                       -----------
    Multiline Retail 4.3%
    Debenhams PLC ...............................................    United Kingdom       109,700          473,586
    Sa des Galeries Lafayette ...................................        France             4,300          823,561
                                                                                                       -----------
                                                                                                         1,297,147
                                                                                                       -----------
    Oil & Gas 1.7%
    Fletcher Challenge Energy Ltd. ..............................      New Zealand        138,820          525,207
                                                                                                       -----------
    Paper & Forest Products .3%
    Munksjo AB ..................................................        Sweden            12,995           80,569
                                                                                                       -----------
    Pharmaceuticals 2.2%
    Ono Pharmaceutical Co. Ltd. .................................         Japan            12,000          469,702
(a) Skyepharma PLC ..............................................    United Kingdom       200,000          191,207
                                                                                                       -----------
                                                                                                           660,909
                                                                                                       -----------
(a) Real Estate .2%
    Corporacion Geo SA, B .......................................        Mexico           100,000           70,771
                                                                                                       -----------
    Road & Rail 1.3%
    Stagecoach Holdings PLC .....................................    United Kingdom       300,870          298,879
(a) Transportes Azkar SA ........................................         Spain            16,785           94,552
                                                                                                       -----------
                                                                                                           393,431
                                                                                                       -----------
(a) Semiconductor Equipment & Products .1%
    ST Assembly Test Services Ltd., ADR .........................       Singapore           3,000           39,750
                                                                                                       -----------
    Specialty Retail 6.2%
    Bilia AB, A .................................................        Sweden            28,100          193,577
    Danske Traelast AS ..........................................        Denmark            4,672          399,623
    Dickson Concepts International Ltd. .........................       Hong Kong         339,000          122,780
    Giordano International Ltd. .................................       Hong Kong       1,802,000          831,703
    Lex Service PLC .............................................    United Kingdom        54,100          324,876
                                                                                                       -----------
                                                                                                         1,872,559
                                                                                                       -----------
    Textiles & Apparel 3.8%
    Gamma Holding NV ............................................      Netherlands          3,000          112,662
    Inner Mongolia Erdos Cashmere Products Co. Ltd., B ..........         China           497,000          263,410
    Li & Fung Ltd. ..............................................       Hong Kong         390,000          710,009
(a) Tefron Ltd. .................................................        Israel            19,920           70,965
                                                                                                       -----------
                                                                                                         1,157,046
                                                                                                       -----------

TIS-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                  COUNTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Trading Companies & Distributors 1.0%
    Internatio-Muller NV .................................................      Netherlands         5,844    $    134,423
    Samsung Corp. ........................................................      South Korea        38,950         158,571
                                                                                                             ------------
                                                                                                                  292,994
                                                                                                             ------------
    Total Common Stocks (Cost $23,821,758)................................                                     25,089,307
                                                                                                             ------------
    Preferred Stocks 4.2%
    Hugo Boss AG, pfd. ...................................................        Germany           2,430         650,202
    Telemig Celular Participacoes SA, ADR, pfd. ..........................         Brazil           5,025         298,988
    Weg SA, pfd. .........................................................         Brazil         507,200         327,729
                                                                                                             ------------
    Total Preferred Stocks (Cost $757,369)................................                                      1,276,919
                                                                                                             ------------
                                                                                                PRINCIPAL
                                                                                                  AMOUNT
    Short Term Investments 4.6%                                                                ----------
    U.S. Treasury Bills, 5.635% - 5.700%, with maturities to 3/29/01
     (Cost $1,400,256)....................................................     United States   $1,420,000       1,400,597
                                                                                                             ------------
    Total Investments before Repurchase Agreements (Cost $25,979,383).....                                     27,766,823
                                                                                                             ------------
(b) Repurchase Agreements 15.9%
    Deutsche Bank AG, 6.40%, 1/02/01 (Maturity Value $1,601,138)
     Collateralized by Fannie Mae Discount Notes .........................     United States    1,600,000       1,600,000
    Lehman Brothers Inc., 6.40%, 1/02/01 (Maturity Value $1,626,156)
     Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ...     United States    1,625,000       1,625,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $1,601,147)
     Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ...     United States    1,600,000       1,600,000
                                                                                                             ------------
    Total Repurchase Agreements (Cost $4,825,000).........................                                      4,825,000
                                                                                                             ------------
    Total Investments (Cost $30,804,383) 107.3%...........................                                     32,591,823
    Other Assets, less Liabilities (7.3%) ................................                                     (2,229,717)
                                                                                                             ------------
    Total Net Assets 100.0% ..............................................                                   $ 30,362,106
                                                                                                             ============

(a) Non-income producing
(b) See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

                                                                         TIS-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $ 25,979,383
                                                           ============
  Value ...............................................      27,766,823
 Repurchase agreements, at value and cost .............       4,825,000
 Cash .................................................          22,262
 Receivables:
  Investment securities sold ..........................         332,350
  Capital shares sold .................................           8,634
  Dividends and interest ..............................          88,650
                                                           ------------
   Total assets .......................................      33,043,719
                                                           ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................       2,639,858
  Affiliates ..........................................          30,328
  Professional fees ...................................           2,819
  Reports to shareholders .............................           3,407
 Other liabilities ....................................           5,201
                                                           ------------
   Total liabilities ..................................       2,681,613
                                                           ------------
    Net assets, at value ..............................    $ 30,362,106
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    778,155
 Net unrealized appreciation ..........................       1,787,440
 Accumulated net realized loss ........................      (4,224,727)
 Capital shares .......................................      32,021,238
                                                           ------------
    Net assets, at value ..............................    $ 30,362,106
                                                           ============
Class 1:
 Net assets, at value .................................    $ 19,982,629
                                                           ============
 Shares outstanding ...................................       1,855,687
                                                           ============
 Net asset value and offering price per share .........    $      10.77
                                                           ============
Class 2:
 Net assets, at value .................................    $ 10,379,477
                                                           ============
 Shares outstanding ...................................         965,355
                                                           ============
 Net asset value and offering price per share .........    $      10.75
                                                           ============

                       See notes to financial statements.

TIS-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
 (net of foreign taxes of $94,538)
 Dividends ...................................................    $    820,652
 Interest ....................................................         293,798
                                                                  ------------
   Total investment income ...................................       1,114,450
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................         258,272
 Administrative fees (Note 3) ................................          45,582
 Distribution fees - Class 2 (Note 3) ........................          18,788
 Custodian fees ..............................................          12,800
 Reports to shareholders .....................................           5,000
 Registration and filing fees ................................           1,430
 Professional fees (Note 3) ..................................          11,640
 Trustees' fees and expenses .................................             260
 Other .......................................................           4,208
                                                                  ------------
   Total expenses ............................................         357,980
                                                                  ------------
    Net investment income ....................................         756,470
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ................................................         354,098
  Foreign currency transactions ..............................           1,821
                                                                  ------------
   Net realized gain .........................................         355,919
 Net unrealized depreciation on investments ..................      (1,176,058)
                                                                  ------------
Net realized and unrealized loss .............................        (820,139)
                                                                  ------------
Net decrease in net assets resulting from operations .........    $    (63,669)
                                                                  ============

                       See notes to financial statements.

                                                                         TIS-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                            2000              1999
                                                                                      ---------------   ---------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................    $    756,470      $    593,413
  Net realized gain (loss) from investments and foreign currency transactions .....         355,919        (2,013,654)
  Net unrealized appreciation (depreciation) on investments .......................      (1,176,058)        6,488,119
                                                                                       ------------      ------------
    Net increase (decrease) in net assets resulting from operations ...............         (63,669)        5,067,878
 Distributions to shareholders from:
  Net investment income:
   Class 1 ........................................................................        (425,397)         (690,707)
   Class 2 ........................................................................         (99,182)             (424)
                                                                                       ------------      ------------
  Total distributions to shareholders .............................................        (524,579)         (691,131)
  Capital share transactions: (Note 2)
   Class 1 ........................................................................      (2,946,465)       (5,614,919)
   Class 2 ........................................................................       8,306,670         1,828,877
                                                                                       ------------      ------------
  Total capital share transactions ................................................       5,360,205        (3,786,042)
    Net increase in net assets ....................................................       4,771,957           590,705
Net assets:
  Beginning of year ...............................................................      25,590,149        24,999,444
                                                                                       ------------      ------------
  End of year .....................................................................    $ 30,362,106      $ 25,590,149
                                                                                       ============      ============
Undistributed net investment income included in net assets:
  End of year .....................................................................    $    778,155      $    502,859
                                                                                       ============      ============

                       See notes to financial statements.

TIS-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Smaller Companies Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 63% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including emerging markets.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                                         TIS-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                     Year Ended December 31,
                                                -----------------------------------------------------------------
                                                              2000                            1999a
                                                -----------------------------------------------------------------
                                                     Shares          Amount           Shares          Amount
Class 1 Shares:                                 -----------------------------------------------------------------
Shares sold ...................................       761,511    $   8,502,413         583,886    $   6,152,029
Shares issued on reinvestment of distributions         38,637          425,397          64,794          690,707
Shares redeemed ...............................    (1,071,093)     (11,874,275)     (1,240,556)     (12,457,655)
                                                -----------------------------------------------------------------
Net decrease ..................................      (270,945)   $  (2,946,465)       (591,876)   $  (5,614,919)
                                                =================================================================
Class 2 Shares:
Shares sold ...................................     7,665,768    $  84,983,873       2,831,182    $  29,929,003
Shares issued on reinvestment of distributions          9,008           99,182              40              424
Shares redeemed ...............................    (6,894,442)     (76,776,385)     (2,646,201)     (28,100,550)
                                                -----------------------------------------------------------------
Net increase ..................................       780,334    $   8,306,670         185,021    $   1,828,877
                                                =================================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

TIS-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Investment Counsel, LLC (TIC)                        Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------------------------------------------------------------
        .85%          First $200 million
        .765%         Over $200 million, up to and including $1.3 billion
        .68%          Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------------------------------------------------------------
        .15%          First $200 million
        .135%         Over $200 million, up to and including $700 million
        .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $115 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
  2006 ..............................  $2,346,684
  2007 ..............................   1,878,044
                                       ----------
                                       $4,224,728
                                       ==========

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $31,005,714 was as follows:

  Unrealized appreciation .............  $  5,823,111
  Unrealized depreciation .............    (4,237,002)
                                         ------------
  Net unrealized appreciation .........  $  1,586,109
                                         ============

                                                                         TIS-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $10,875,265 and $7,584,543, respectively.

TIS-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton International Smaller Companies Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                         TIS-19
PAGE

                                  TEMPLETON PACIFIC GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Pacific Growth Securities Fund (formerly Templeton Pacific Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies with primary operations in Pacific Rim countries, some of which may be considered emerging markets.
--------------------------------------------------------------------------------

   Subject to regulatory approval, shares of the Templeton International Securities Fund will be substituted for shares of Templeton Pacific Growth Securities Fund in the latter part of March 2001, or as soon as possible. Following the substitution, the Fund will no longer be available as an eligible investment for insurance company separate accounts. Please refer to your contract prospectus for information.

During the first quarter of 2000, many Asian economies performed well. However, these economies grew at a slower pace for the remainder of the year primarily due to excess capacity and banking systems that continued to suffer from the past decade's extravagant lending. The damage was most evident in Indonesia, where the Fund fortunately had extremely low exposure. That country's non-performing loans crippled its banking and economic structures. Asian equity markets, which began the reporting period with such great promise, also began to weaken substantially. Nevertheless, this differed from the 1998 Asian stock market crisis because prices declined slowly this time rather than crashing. In our opinion, 1998's economic recession is not likely to repeat itself in the foreseeable future.

The Japanese stock market lost ground, with the Topix Index dropping 32.79% during the 12 months under review and 32.32% from its high in January 2000.(1) Contributing to this downturn were a troubled banking system, a sharp rise in bankruptcies, the Japanese government's efforts to sell a huge chunk of Nippon Telegraph & Telephone, the unloading of stocks long held by companies restructuring their balance sheets and operations, and technology stocks' global meltdown. It is interesting to note that if not for the performance of technology shares, the market was little changed over the past year.

Unlike Japan, Hong Kong's equity market fared better, declining by only 9.30% during the year as measured by the Hang Seng Index.(2) Hong Kong stocks benefited from surging exports to China but suffered

(1). Source: Topix Index. The Topix Index is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index includes over 1,400 companies (as of 12/31/00).

(2). Source: Hang Seng Index. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.

                                                                           TP-1
PAGE

Top 10 Holdings
Templeton Pacific Growth
Securities Fund
12/31/00

 Company                        % of Total
 Industry, Country              Net Assets
------------------------------------------
   Swire Pacific Ltd.              5.3%
   Diversified Financials,
   Hong Kong

   Cheung Kong
   Holdings Ltd.                   4.4%
   Real Estate, Hong Kong

   Overseas Union Bank Ltd.        4.3%
   Banks, Singapore

   City Developments Ltd.          4.2%
   Real Estate, Singapore

   Wheelock and
   Company Ltd.                    4.2%
   Real Estate, Hong Kong

   East Japan Railway Co.          3.7%
   Road & Rail, Japan

   Australia & New Zealand
   Banking Group Ltd.              3.3%
   Banks, Australia

   CLP Holdings Ltd.               3.2%
   Electric Utilities,
   Hong Kong

   Road King
   Infrastructure Ltd.             3.1%
   Transportation
   Infrastructure,
   Hong Kong

   Commerce Asset-
   Holding Bhd.                    3.1%
   Banks, Malaysia

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

partly from rising short-term interest rates and the plunge in U.S. technology and telecommunications stocks. The performance of Singapore's equity market also lagged in 2000 after a strong 1999. Still, the nation's economic fundamentals appeared to exhibit signs of resilience despite an expected slowdown in the U.S. electronics market, one of Singapore's major importers.

During the year under review, the Fund remained predominantly invested in Japan, Hong Kong and Singapore. We sought to take advantage of Japan's stock market weakness by initiating a new position in Toshiba, a global semiconductor supplier. We also participated in Japan's pharmaceutical industry, one of the country's few industries that performed well, by purchasing shares in Ono Pharmaceutical, a respiratory and heart medications developer.

In Hong Kong, one of our long-standing positions, Hutchison Whampoa, is related to the telecommunications industry. We continue to hold Hutchison, which in our opinion, looks attractive due to its venture into 3G in the U.K. and its mobile telecommunications assets in the U.S. In Singapore, we purchased shares in Creative Technology, an electronics company specializing in multimedia solutions for PCs, when technology stocks took a nosedive in the spring of 2000. In our opinion, the company's stock is poised to benefit from increasing demand for audio and personal digital entertainment products worldwide.

Looking forward, we are monitoring the Asian markets' reaction to a U.S. economic slowdown and the effects of rising oil prices on international trade. Japan, in particular, appears to be facing a number of threats such as fiscal tightening and an overvalued yen relative to the euro and other Asian currencies. Over time, such appreciation may result in a relocation of production from Japan to the European Union. Another risk is the reweighting of some of the most popular international equity indexes according to shares available to foreign investors instead of total market capitalization. This may result in a lower weighting for Japan and would exert downward pressure on its market.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

TP-2
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Pacific Growth Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                            Since     Since Class 2
                                                                                        Inception      Inception
                                                             1-Year         5-Year      (1/27/92)       (1/6/99)
                                                      -------------------------------------------------------------
 Average Annual Total Return                             -25.80%          -8.89%        -1.13%          -0.01%
 Cumulative Total Return                                 -25.80%         -37.21%        -9.66%          -0.02%
 Value of $10,000 Investment                             $7,420          $6,279         $9,034          $9,998

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/27/92-12/31/00)

The graph compares the performance of Templeton Pacific Growth Securities Fund
- Class 2* and the Morgan Stanley Capital International (MSCI) Pacific Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Pacific Growth Securities Fund
- Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Pacific Index** from 1/27/92-12/31/00.

                      Templeton Pacific         MSCI
                      Growth Securities      Pacific
                        Fund - Class II        Index
                   ----------------------------------
       01/27/1992     $10,000                $10,000
       01/31/1992     $10,000    -0.50%       $9,950
       02/29/1992     $10,000    -6.99%       $9,255
       03/31/1992     $10,000    -9.49%       $8,376
       04/30/1992     $10,010    -4.56%       $7,994
       05/31/1992     $10,210     7.82%       $8,620
       06/30/1992     $10,450    -7.84%       $7,944
       07/31/1992      $9,900    -1.37%       $7,835
       08/31/1992      $9,570    13.72%       $8,910
       09/30/1992      $9,790    -2.27%       $8,708
       10/31/1992     $10,230    -3.51%       $8,402
       11/30/1992     $10,110     1.91%       $8,563
       12/31/1992      $9,880    -1.12%       $8,467
       01/31/1993      $9,980    -0.17%       $8,452
       02/28/1993     $10,330     4.87%       $8,864
       03/31/1993     $10,270    12.10%       $9,936
       04/30/1993     $10,920    15.95%      $11,521
       05/31/1993     $11,290     2.93%      $11,859
       06/30/1993     $11,100    -1.62%      $11,667
       07/31/1993     $11,230     5.93%      $12,359
       08/31/1993     $11,770     2.97%      $12,726
       09/30/1993     $11,840    -3.73%      $12,251
       10/31/1993     $13,110     2.24%      $12,525
       11/30/1993     $12,970   -14.09%      $10,761
       12/31/1993     $14,610     6.99%      $11,513
       01/31/1994     $14,720    11.59%      $12,847
       02/28/1994     $14,300     2.59%      $13,180
       03/31/1994     $13,330    -5.51%      $12,454
       04/30/1994     $13,520     4.34%      $12,994
       05/31/1994     $14,080     2.39%      $13,305
       06/30/1994     $13,704     3.29%      $13,742
       07/31/1994     $13,956    -2.13%      $13,450
       08/31/1994     $14,549     1.75%      $13,685
       09/30/1994     $14,006    -2.49%      $13,344
       10/31/1994     $14,097     2.54%      $13,683
       11/30/1994     $13,191    -5.57%      $12,921
       12/31/1994     $13,322     0.69%      $13,010
       01/31/1995     $12,356    -6.30%      $12,191
       02/28/1995     $12,869    -2.46%      $11,891
       03/31/1995     $13,191     7.70%      $12,806
       04/30/1995     $13,372     4.27%      $13,353
       05/31/1995     $13,895    -3.98%      $12,822
       06/30/1995     $13,639    -4.22%      $12,281
       07/31/1995     $14,166     7.23%      $13,168
       08/31/1995     $14,001    -3.75%      $12,675
       09/30/1995     $14,259     0.94%      $12,794
       10/31/1995     $13,691    -4.85%      $12,173
       11/30/1995     $13,763     4.93%      $12,773
       12/31/1995     $14,384     4.90%      $13,399
       01/31/1996     $15,552     0.18%      $13,423
       02/29/1996     $15,500    -1.11%      $13,274
       03/31/1996     $15,531     3.08%      $13,683
       04/30/1996     $16,224     5.11%      $14,382
       05/31/1996     $16,276    -4.32%      $13,761
       06/30/1996     $16,132     0.04%      $13,767
       07/31/1996     $15,255    -4.58%      $13,136
       08/31/1996     $15,634    -2.62%      $12,792
       09/30/1996     $15,862     3.28%      $13,212
       10/31/1996     $15,353    -4.63%      $12,600
       11/30/1996     $16,176     2.73%      $12,944
       12/31/1996     $15,981    -5.18%      $12,273
       01/31/1997     $15,732    -8.40%      $11,242
       02/28/1997     $15,797     2.10%      $11,478
       03/31/1997     $15,201    -3.65%      $11,059
       04/30/1997     $15,299     2.10%      $11,292
       05/31/1997     $16,165     9.80%      $12,398
       06/30/1997     $16,457     6.21%      $13,168
       07/31/1997     $16,733    -2.38%      $12,855
       08/31/1997     $14,030    -9.90%      $11,582
       09/30/1997     $14,350    -0.37%      $11,539
       10/31/1997     $11,714   -12.13%      $10,140
       11/30/1997     $10,688    -5.49%       $9,583
       12/31/1997     $10,236    -4.38%       $9,163
       01/31/1998      $9,387     5.44%       $9,662
       02/28/1998     $10,688     3.60%      $10,010
       03/31/1998     $10,390    -5.50%       $9,459
       04/30/1998      $9,673    -1.96%       $9,274
       05/31/1998      $8,339    -6.77%       $8,646
       06/30/1998      $7,530    -0.18%       $8,630
       07/31/1998      $7,293    -1.73%       $8,481
       08/31/1998      $6,062   -11.81%       $7,479
       09/30/1998      $6,630    -0.31%       $7,456
       10/31/1998      $8,288    17.34%       $8,749
       11/30/1998      $8,880     4.61%       $9,152
       12/31/1998      $8,892     2.80%       $9,409
       01/31/1999      $8,560     0.74%       $9,478
       02/28/1999      $8,288    -1.94%       $9,294
       03/31/1999      $8,975    12.62%      $10,467
       04/30/1999     $10,964     6.70%      $11,169
       05/31/1999     $10,562    -5.94%      $10,505
       06/30/1999     $11,426     9.22%      $11,474
       07/31/1999     $11,532     7.63%      $12,349
       08/31/1999     $11,485    -1.00%      $12,226
       09/30/1999     $11,058     4.63%      $12,792
       10/31/1999     $11,438     3.88%      $13,288
       11/30/1999     $11,651     4.98%      $13,950
       12/31/1999     $12,172     6.55%      $14,864
       01/31/2000     $11,492    -4.81%      $14,149
       02/29/2000     $10,800    -2.18%      $13,840
       03/31/2000     $11,445     6.95%      $14,802
       04/30/2000     $10,849    -6.94%      $13,775
       05/31/2000      $9,953    -5.80%      $12,976
       06/30/2000     $10,729     7.73%      $13,979
       07/31/2000     $10,310    -9.51%      $12,650
       08/31/2000     $10,657     5.46%      $13,340
       09/30/2000      $9,749    -5.26%      $12,639
       10/31/2000      $9,271    -5.73%      $11,914
       11/30/2000      $8,985    -3.46%      $11,502
       12/31/2000      $9,034    -3.92%      $11,051

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Templeton Pacific Growth
Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           TP-3
PAGE

                      SUPPLEMENT DATED FEBRUARY 16, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON PACIFIC GROWTH SECURITIES FUND, is amended as follows:

I.      Include the following paragraph before the GOAL AND STRATEGIES section (page TP-1):

        Subject to regulatory approval, shares of the Templeton International Securities Fund will be substituted for shares of the fund in the latter part of March 2001, or as soon as possible. Following the substitution, the fund will no longer be available as an eligible investment for insurance company separate accounts. Please refer to your contract prospectus for information. Contract owners considering new purchases or transfers to separate accounts investing in this fund may also wish to consider (if it is available under your contract) the
        Templeton International Securities Fund, which has similar investment objectives and policies and to consult with their investment representatives.

II.     Replace the MANAGEMENT section (page TP-5) with the following:

        MANAGEMENT Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California
        94403-7777, is the fund's investment manager.

        Under an agreement with Advisers, Templeton Asset Management Ltd., (TAML) in Hong Kong, Two
        Exchange Square, Hong Kong, serves as the fund's sub-advisor pending the substitution. TAML provides
        Advisers with investment management advice and assistance.

MANAGEMENT TEAM The team responsible for the fund's management is:

Simon Rudolph                  Mr. Rudolph has been a manager of the fund since November 2000. Before
SENIOR VICE PRESIDENT, TIC     joining Franklin Templeton Investments in 1997, he was an executive director
PORTFOLIO MANAGER, TAML        with Morgan Stanley.

Nicola Daniel                  Ms. Daniel has been a manager of the fund since November 2000. Before
PORTFOLIO MANAGER, TAML        joining Franklin Templeton Investments in 1997 she was a consultant and research associate for International Management & Development Group LTD.

The fund pays Advisers a fee for managing the fund's assets and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1999, the fund paid 1.00% of its average net assets to Advisers for its services.

               Please keep this supplement for future reference.

TP-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Financial Highlights

                                                                                   Class 1
                                                      -----------------------------------------------------------------
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
                                                           2000         1999         1998          1997         1996
                                                      -----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $10.19       $7.51         $9.28        $14.76      $13.91
                                                      -----------------------------------------------------------------
Income from investment operations:
 Net investment incomeb .............................        .12         .08           .21           .29         .21
 Net realized and unrealized gains (losses) .........      (2.74)       2.70         (1.52)        (5.49)       1.34
                                                      -----------------------------------------------------------------
Total from investment operations ....................      (2.62)       2.78         (1.31)        (5.20)       1.55
                                                      -----------------------------------------------------------------
Less distributions from:
 Net investment income ..............................       (.01)       (.10)         (.35)         (.28)       (.44)
 Net realized gains .................................         --          --          (.11)           --        (.26)
                                                      -----------------------------------------------------------------
Total distributions .................................       (.01)       (.10)         (.46)         (.28)       (.70)
                                                      -----------------------------------------------------------------
Net asset value, end of year ........................      $7.56      $10.19          $7.51        $9.28      $14.76
                                                      =================================================================
Total returna .......................................   (25.72)%      37.02%       (13.13)%     (35.95)%      11.10%
Ratios/supplemental data
Net assets, end of year (000's) .....................    $50,047     $96,738        $98,769     $165,404    $356,759
Ratios to average net assets:
 Expenses ...........................................      1.10%       1.08%          1.10%        1.03%        .99%
 Net investment income ..............................      1.41%        .93%          2.60%        1.97%       1.51%
Portfolio turnover rate .............................     48.58%      12.45%         12.55%       11.87%      12.85%

(a) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b) Based on average shares outstanding effective year ended December 31, 1999.

                                                                           TP-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                     Class 2
                                                          ------------------------------
                                                             Year Ended December 31,
                                                          ------------------------------
                                                                2000            1999(c)
                                                          ------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................         $10.20        $7.63
                                                          ------------------------------
Income from investment operations:
 Net investment incomed ...............................            .06          .06
 Net realized and unrealized gains (losses) ...........          (2.69)        2.59
                                                          ------------------------------
Total from investment operations ......................          (2.63)        2.65
                                                          ------------------------------
Less distributions from net investment income .........           (.01)        (.08)
                                                          ------------------------------
Net asset value, end of year ..........................          $7.56       $10.20
                                                          ==============================
Total Returnb .........................................       (25.80)%       34.74%
Ratios/supplemental data
Net assets, end of year (000's) .......................           $269         $112
Ratios to average net assets:
 Expenses .............................................          1.35%        1.36%(a)
 Net investment income ................................           .77%         .68%(a)
Portfolio turnover rate ...............................         48.58%       12.45%

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Based on average shares outstanding.

                       See notes to financial statements.

TP-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                               SHARES/
                                                               COUNTRY        WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants 91.0%
    Banks 16.8%
    Australia & New Zealand Banking Group Ltd. ..........     Australia        205,210      $ 1,639,682
    Commerce Asset-Holding Bhd. .........................      Malaysia        698,080        1,497,198
(a) Commerce Asset-Holding Bhd., wts., 3/16/02 ..........      Malaysia        163,750           74,980
    HSBC Holdings PLC ...................................     Hong Kong         83,800        1,240,901
    Overseas Union Bank Ltd. ............................     Singapore        464,069        2,167,796
(a) Philippine National Bank ............................    Philippines       522,750          397,290
    Public Finance Bhd., fgn. ...........................      Malaysia        834,840          755,750
(a) Thai Farmers Bank Public Co. Ltd. ...................      Thailand         32,900           14,789
(a) Thai Farmers Bank Public Co. Ltd., fgn. .............      Thailand      1,319,190          653,817
                                                                                            -----------
                                                                                              8,442,203
                                                                                            -----------
    Computers & Peripherals 1.7%
    Creative Technology Ltd. ............................     Singapore         32,040          356,445
    Toshiba Corp. .......................................       Japan           77,000          515,131
                                                                                            -----------
                                                                                                871,576
                                                                                            -----------
    Construction & Engineering 5.0%
    Kurita Water Industries Ltd. ........................       Japan           84,000        1,099,650
    Okumura Corp. .......................................       Japan          420,000        1,415,937
                                                                                            -----------
                                                                                              2,515,587
                                                                                            -----------
    Construction Materials .1%
    Gujarat Ambuja Cements Ltd., GDR, Reg S .............       India           18,720           65,988
                                                                                            -----------
    Diversified Financials 10.7%
    Hutchison Whampoa Ltd. ..............................     Hong Kong        124,830        1,556,394
    Nomura Securities Co. Ltd. ..........................       Japan           64,000        1,151,664
    Swire Pacific Ltd., A ...............................     Hong Kong        368,000        2,653,880
                                                                                            -----------
                                                                                              5,361,938
                                                                                            -----------
    Diversified Telecommunication Services 5.0%
    Nippon Telegraph & Telephone Corp. ..................       Japan              126          908,039
(a) Pacific Century Cyberworks Ltd. .....................     Hong Kong        590,347          382,217
    PT Indosat, ADR .....................................     Indonesia         67,230          617,676
    Telecom Corp. of New Zealand Ltd. ...................    New Zealand       282,580          601,450
                                                                                            -----------
                                                                                              2,509,382
                                                                                            -----------
    Electric Utilities 4.7%
    CLP Holdings Ltd. ...................................     Hong Kong        327,000        1,630,829
    Korea Electric Power Corp. ..........................    South Korea        38,880          725,350
                                                                                            -----------
                                                                                              2,356,179
                                                                                            -----------
    Electronic Equipment & Instruments 1.7%
    Hitachi Ltd. ........................................       Japan           96,800          862,893
                                                                                            -----------
    Gas Utilities 1.4%
    Gas Authority of India Ltd., 144A, GDR ..............       India          109,350          686,171
                                                                                            -----------
    Health Care Providers & Services .5%
    Parkway Holdings Ltd. ...............................     Singapore        144,020          265,781
                                                                                            -----------
    Household Durables 3.8%
    LG Electronics Inc. .................................    South Korea        39,870          376,638
    Matsushita Electric Industrial Co. Ltd. .............       Japan           65,000        1,553,853
                                                                                            -----------
                                                                                              1,930,491
                                                                                            -----------
    Industrial Conglomerates 3.0%
    SIME Darby Bhd. .....................................      Malaysia      1,187,980        1,488,101
                                                                                            -----------

                                                                           TP-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                       SHARES/
                                                                       COUNTRY        WARRANTS          VALUE
---------------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Leisure Equipment & Products 2.1%
    Fuji Photo Film Co. Ltd. ....................................       Japan           25,000      $ 1,046,410
                                                                                                    -----------
    Media 2.3%
    South China Morning Post Ltd. ...............................     Hong Kong      1,543,600        1,147,820
                                                                                                    -----------
    Metals & Mining 3.1%
    BHP Ltd. ....................................................     Australia         96,930        1,020,956
(a) OneSteel Ltd. ...............................................     Australia         24,232           12,791
    Pohang Iron & Steel Co. Ltd. ................................    South Korea         9,090          549,711
                                                                                                    -----------
                                                                                                      1,583,458
                                                                                                    -----------
    Multiline Retail
    Takashimaya Co. Ltd. ........................................       Japan              418            2,844
                                                                                                    -----------
    Oil & Gas 2.3%
    Woodside Petroleum Ltd. .....................................     Australia        142,210        1,165,296
                                                                                                    -----------
    Paper & Forest Products 1.2%
(a) Asia Pulp & Paper Co. Ltd., ADR .............................     Indonesia        191,690           95,845
    Carter Holt Harvey Ltd. .....................................    New Zealand       580,670          421,392
(a) PT Inti Indorayon Utama .....................................     Indonesia        129,000            3,400
    PT Tjiwi Kimia TBK ..........................................     Indonesia      1,388,741           89,712
(a) PT Tjiwi Kimia TBK, wts., 7/15/02 ...........................     Indonesia        192,880            2,492
                                                                                                    -----------
                                                                                                        612,841
                                                                                                    -----------
    Pharmaceuticals 3.0%
    Ono Pharmaceutical Co. Ltd. .................................       Japan           38,000        1,487,391
                                                                                                    -----------
    Real Estate 14.2%
    Cheung Kong Holdings Ltd. ...................................     Hong Kong        173,000        2,212,432
    City Developments Ltd. ......................................     Singapore        458,130        2,126,843
    New World Development Co. Ltd. ..............................     Hong Kong        592,978          718,425
    Wheelock and Company Ltd. ...................................     Hong Kong      2,537,000        2,097,931
                                                                                                    -----------
                                                                                                      7,155,631
                                                                                                    -----------
    Road & Rail 3.7%
    East Japan Railway Co. ......................................       Japan              315        1,848,074
                                                                                                    -----------
(a) Semiconductor Equipment & Products .5%
    Hyundai Electronics Industries Co. ..........................    South Korea        82,350          262,023
                                                                                                    -----------
    Trading Companies & Distributors 1.1%
    Samsung Corp. ...............................................    South Korea       140,400          571,589
                                                                                                    -----------
    Transportation Infrastructure 3.1%
    Road King Infrastructure Ltd. ...............................     Hong Kong      3,451,977        1,548,981
(a) Road King Infrastructure Ltd., wts., 9/05/03 ................     Hong Kong        690,395           26,554
                                                                                                    -----------
                                                                                                      1,575,535
                                                                                                    -----------
    Total Common Stocks and Warrants (Cost $64,165,924)..........                                    45,815,202
                                                                                                    -----------

TP-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                  PRINCIPAL
                                                                                    COUNTRY         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
(b) Repurchase Agreements 11.2%
    Deutsche Bank AG, 6.40%, 1/02/01 (Maturity Value $2,601,849)
     Collateralized by Fannie Mae Discount Notes ..............................  United States   $2,600,000    $  2,600,000
    Lehman Brothers Inc., 6.40%, 1/02/01 (Maturity Value $2,601,849)
     Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........  United States    2,600,000       2,600,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $427,306)
     Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........  United States      427,000         427,000
                                                                                                               ------------
    Total Repurchase Agreements (Cost $5,627,000)..............................                                   5,627,000
                                                                                                               ------------
    Total Investments (Cost $69,792,924) 102.2%................................                                  51,442,202
    Other Assets, less Liabilities (2.2%) .....................................                                  (1,125,897)
                                                                                                               ------------
    Total Net Assets 100.0% ...................................................                                $ 50,316,305
                                                                                                               ============

(a) Non-incoming producing
(b) See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

                                                                           TP-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $  64,165,924
                                                           =============
  Value ...............................................       45,815,202
 Repurchase agreements, at value and cost .............        5,627,000
 Cash .................................................              728
 Dividends and interest receivable ....................           84,951
                                                           -------------
   Total assets .......................................       51,527,881
                                                           -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................        1,112,836
  Affiliates ..........................................           45,448
  Professional fees ...................................            8,543
  Reports to shareholders .............................           16,990
 Other liabilities ....................................           27,759
                                                           -------------
   Total liabilities ..................................        1,211,576
                                                           -------------
    Net assets, at value ..............................    $  50,316,305
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $     966,510
 Net unrealized depreciation ..........................      (18,350,722)
 Accumulated net realized loss ........................      (67,632,949)
 Capital shares .......................................      135,333,466
                                                           -------------
    Net assets, at value ..............................    $  50,316,305
                                                           =============
Class 1:
 Net assets, at value .................................    $  50,046,923
                                                           =============
 Shares outstanding ...................................        6,621,071
                                                           =============
 Net asset value and offering price per share .........    $        7.56
                                                           =============
Class 2:
 Net assets, at value .................................    $     269,382
                                                           =============
 Shares outstanding ...................................           35,625
                                                           =============
 Net asset value and offering price per share .........    $        7.56
                                                           =============

                       See notes to financial statements.

TP-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
 (net of foreign taxes of $101,778)
 Dividends ...................................................    $   1,582,187
 Interest ....................................................          239,600
                                                                  -------------
   Total investment income ...................................        1,821,787
                                                                  =============
Expenses:
 Management fees (Note 3) ....................................          728,136
 Distribution fees - Class 2 (Note 3) ........................            1,101
 Custodian fees ..............................................           58,000
 Reports to shareholders .....................................            1,000
 Professional fees (Note 3) ..................................           12,200
 Trustees' fees and expenses .................................              700
 Other .......................................................              294
                                                                  -------------
  Total expenses .............................................          801,431
                                                                  -------------
   Net investment income .....................................        1,020,356
                                                                  -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ................................................      (15,987,763)
  Foreign currency transactions ..............................          (56,439)
                                                                  -------------
   Net realized loss .........................................      (16,044,202)
 Net unrealized depreciation on investments ..................       (4,020,469)
                                                                  -------------
Net realized and unrealized loss .............................      (20,064,671)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $ (19,044,315)
                                                                  =============

                       See notes to financial statements.

                                                                          TP-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                     2000               1999
                                                                               ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................    $   1,020,356      $     923,598
  Net realized loss from investments and foreign currency transactions .....      (16,044,202)       (26,812,507)
  Net unrealized appreciation (depreciation) on investments ................       (4,020,469)        59,288,312
                                                                               ---------------------------------
    Net increase (decrease) in net assets resulting from operations ........      (19,044,315)        33,399,403
 Distributions to shareholders from:
  Net investment income:
   Class 1 .................................................................          (92,402)          (982,376)
   Class 2 .................................................................             (136)              (876)
                                                                               ---------------------------------
 Total distributions to shareholders .......................................          (92,538)          (983,252)
 Capital share transactions (Note 2):
   Class 1 .................................................................      (27,281,119)       (34,404,047)
   Class 2 .................................................................         (116,098)            68,886
                                                                               ---------------------------------
 Total capital share transactions ..........................................      (27,397,217)       (34,335,161)
    Net decrease in net assets .............................................      (46,534,070)        (1,919,010)
Net assets:
 Beginning of year .........................................................       96,850,375         98,769,385
                                                                               ---------------------------------
 End of year ...............................................................    $  50,316,305      $  96,850,375
                                                                               ---------------------------------
Undistributed net investment income included in net assets:
 End of year ...............................................................    $     966,510      $      91,959
                                                                               ---------------------------------

                       See notes to financial statements.

TP-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Pacific Growth Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 93% of the Fund's shares were sold through one insurance company. The Fund seeks long term capital growth. The portfolio invests primarily in equity securities of companies with primary operations in Pacific Rim countries, some of which may be considered emerging markets.

Effective May 1, 2000, the name of the Templeton Pacific Growth Fund changed to the Templeton Pacific Growth Securities Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                                          TP-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                       Year Ended December 31,
                                                ----------------------------------------------------------------------
                                                               2000                               1999(a)
                                                ----------------------------------------------------------------------
                                                     Shares            Amount           Shares            Amount
Class 1 Shares:                                 ----------------------------------------------------------------------
Shares sold ...................................     39,754,311    $  344,918,216       37,570,852     $  339,701,623
Shares issued on reinvestment of distributions          10,176            92,402           96,595            982,376
Shares redeemed ...............................    (42,633,724)     (372,291,737)     (41,329,954)      (375,088,046)
                                                ----------------------------------------------------------------------
Net decrease ..................................     (2,869,237)   $  (27,281,119)      (3,662,507)    $  (34,404,047)
                                                ====================================================================
Class 2 Shares:
Shares sold ...................................      6,372,773    $   50,925,188          494,861     $    4,788,916
Shares issued on reinvestment of distributions              15               136               86                876
Shares redeemed ...............................     (6,348,147)      (51,041,422)        (483,963)        (4,720,906)
                                                ----------------------------------------------------------------------
Net increase (decrease) .......................         24,641    $     (116,098)          10,984     $       68,886
                                                ====================================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

TP-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                                Affiliation
--------------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                             Investment manager
       Templeton Investment Counsel, LLC (TIC)                        Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        1.00%         First $100 million
         .90%         Over $100 million, up to and including $250 million
         .80%         Over $250 million, up to and including $500 million
         .75%         Over $500 million

Under a subadvisory agreement, TIC provides subadvisory services to the Fund, and receives fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $474 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
  2006 ..............................  $24,460,805
  2007 ..............................   27,181,209
  2008 ..............................   15,630,843
                                       -----------
                                       $67,272,857
                                       ===========

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $256,977 and $3,172, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31, on the sale of securities and foreign currencies.

                                                                          TP-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $69,892,868 was as follows:

  Unrealized appreciation .............  $   6,509,184
  Unrealized depreciation .............    (24,959,850)
                                         -------------
  Net unrealized depreciation .........  $ (18,450,666)
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $34,170,728 and $59,816,986, respectively.

TP-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON PACIFIC GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Pacific Growth Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          TP-17

PAGE

                                                         INDEX DEFINITIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------

Credit Suisse First Boston Global High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY Index follows a total of
250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25%
of the NYSE market capitalization.
--------------------------------------------------------------------------------
JP Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index is composed of securities in the Lehman Brothers Government and Credit Indexes, including U.S. Treasury, U.S.
government and agency securities; publicly issued U.S. corporate and foreign debentures; and secured notes that meet maturity, liquidity and quality specifications. Total return includes price appreciation/depreciation and income as a percentage of the original investment.
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market-value weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.



                                                                            I-1
PAGE

--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes securities issued by the U.S. government or its agencies with maturities from one up to, but not including, 10 years. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/00, there were 243 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/00, there were 16 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP U.S. Mortgage Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S.
Mortgage Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Mortgage Funds are defined as all funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. As of 12/31/00, there were 7 funds in this category.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5-, 10- and 20-Year Bond Total Return
Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index is an equity index that measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).


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Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an
equity index that measures the total return (dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (outstanding shares times price).
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Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
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Morgan Stanley Capital International (MSCI) Pacific Index comprises five developed market countries or regions in the Pacific: Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.
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Morgan Stanley Capital International (MSCI) World Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
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National Association of Securities Dealers Automated Quotations (Nasdaq)
Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value weighted.
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Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
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Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.



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Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
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Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
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Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
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Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.
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Salomon Smith Barney Global Ex-U.S. less than $1 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$1 billion.
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Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$2 billion.
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Standard & Poor's 500 (S&P 500) consists of 500 widely held domestic common stocks comprising four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.
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S&P(R)/International Finance Corporation (IFC) Investable Composite Index
measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included in the index are weighted according to their adjusted market capitalization (outstanding investable shares times price).

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S&P 500 Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987.
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Wilshire Real Estate Securities Index is a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.
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[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS



ANNUAL REPORT
Franklin Templeton Variable Insurance Products Trust

INVESTMENT MANAGERS
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the VIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdicion in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.




VIP18 A00 02/01                [RECYCLED GRAPHICS] Printed on recycled paper